Exhibit 10.1

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

RATING

PAGE 1 OF PAGES 40

2. CONTRACT (Proc. Inst. Ident.) NO.
HTC71118DCC37

3. EFFECTIVE DATE
See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
See Schedule

Abbie M. Haas (618) 220-7104

6. ADMINISTERED BY (If other than Item 5) CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

CODE 1SB34 FACILITY CODE

8. DELIVERY
[X] FOB ORIGIN [ ] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN ITEM
See Section G

11. SHIP TO/MARK FOR CODE

12. PAYMENT WILL BE MADE BY CODE F87700
ACCTG DISB STA NR 387700 DFAS DEAMS
27 ARKANSAS RD
LIMESTONE, ME 04751-6216

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
Will be cited on Delivery Orders

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				(ESTIMATED)
				15G. TOTAL AMOUNT OF CONTRACT	$4,891,890,000.

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	12	X	J	LIST OF ATTACHMENTS	39
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or Print)
William T. West, Jr.
V.P., SAO FedEx

20A. NAME OF CONTRACTING OFFICER
Michael W. Muskopf, Contracting Officer
michael.w.muskopf.civ@mail.mil, 618.220.7114

19B. NAME OF CONTRACTOR
BY *William T. West, Jr.* (Signature of person authorized to sign)

19C. DATE SIGNED
9/13/18

20B. UNITED STATES OF AMERICA
BY MUSKOPF.MICHAEL.W.1395728438 (Digitally signed) (Signature of Contracting Officer)

20C. DATE SIGNED
24 SEP 2018

AUTHORIZED FOR LOCAL REPRODUCTION

STANDARD FORM 26 (REV. 5/2011)

1 40 HTC71118DCC37 See Block 20C See Schedule HTC711 USTRANSCOM/TCAQ-CP 508 Scott Drive Scott AFB, IL 62225-5357 Abbie M. Haas (618) 220-7104 Federal Express Corporation dba FedEx Team X 2955 REPUBLICAN MEMPHIS, TN 38118-1516 1SB34 ACCTG DISB STA NR 387700 DFAS DEAMS 27 ARKANSAS RD LIMESTONE, ME 04751-6216 See Section G F87700 Will be cited on Delivery Orders SEE SCHEDULE (ESTIMATED) $4,891,890,000. X 1 X 23 X 2 X 12 X 39 X 12 X 12 X 12 X 13 X 1  William T. West, Jr. V.P., SAO FedEx Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114 9/13/18 Digitally signed by MUSKOPF.MICHAEL.W.1395728438 MUSKOPF.MICHAEL.W.1395728438 Date: 2018.09.24 10:57:11 -05'00' 24 SEP 2018

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF PAGES 40

2. CONTRACT (Proc. Inst. Ident.) NO. HTC71118DCC37

3. EFFECTIVE DATE See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. See Schedule

Abbie M. Haas (618) 220-7104

6. ADMINISTERED BY (If other than Item 5) CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
Federal Express Corporation dba FedEx Team
2955 REPUBLICAN
MEMPHIS, TN 38118-1516

American Airlines, Inc.

CODE 1SB34 FACILITY CODE

8. DELIVERY
[X] FOB ORIGIN [ ] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: See Section G

11. SHIP TO/MARK FOR CODE

12. PAYMENT WILL BE MADE BY CODE F87700
ACCTG DISB STA NR 387700 DFAS DEAMS
27 ARKANSAS RD
LIMESTONE, ME 04751-6216

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
Will be cited on Delivery Orders

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
					(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT $4,891,890,000.

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	12	X	J	LIST OF ATTACHMENTS	39
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or Print)
Vandy Hopson, Sr. Manager Government Contracts
Tel: 817-967-4386 Email: vandy.hopson@aa.com

19B. NAME OF CONTRACTOR
BY [signature]
(Signature of person authorized to sign)

19C. DATE SIGNED 17SEP2018

20A. NAME OF CONTRACTING OFFICER
Michael W. Muskopf, Contracting Officer
michael.w.muskopf.civ@mail.mil, 618.220.7114

20B. UNITED STATES OF AMERICA
BY MUSKOPF.MICHAEL.W.1395728438 (digitally signed)
(Signature of Contracting Officer)

20C. DATE SIGNED 24 SEP 2018

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

1 40 HTC71118DCC37 See Block 20C See Schedule HTC711 USTRANSCOM/TCAQ-CP 508 Scott Drive Scott AFB, IL 62225-5357 Abbie M. Haas (618) 220-7104 Federal Express Corporation dba FedEx Team X 2955 REPUBLICAN MEMPHIS, TN 38118-1516 American Airlines, Inc. 1SB34 ACCTG DISB STA NR 387700 DFAS DEAMS 27 ARKANSAS RD LIMESTONE, ME 04751-6216 See Section G F87700 Will be cited on Delivery Orders SEE SCHEDULE (ESTIMATED) $4,891,890,000. X 1 X 23 X 2 X 12 X 39 X 12 X 12 X 12 X 13 X 1  Vandy Hopson, Sr. Manager Government Contracts Tel: 817-967-4386 Email: van y.hopson@aa.com Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114 17SEP2018 Digitally signed by MUSKOPF.MICHAEL.W.1395728438 MUSKOPF.MICHAEL.W.1395728438 Date: 2018.09.24 10:56:55 -05'00' 24 SEP 2018

AWARD/CONTRACT

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF 40 PAGES
2. CONTRACT (Proc. Inst. Ident.) NO. HTC71118DCC37	3. EFFECTIVE DATE See Block 20C	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. See Schedule	
5. ISSUED BY CODE HTC711 USTRANSCOM/TCAQ-CP 508 Scott Drive Scott AFB, IL 62225-5357 Abbie M. Haas (618) 220-7104	6. ADMINISTERED BY (If other than Item 5) CODE		
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Federal Express Corporation dba FedEx Team 2955 REPUBLICAN MEMPHIS, TN 38118-1516 Amerijet, Inc.	8. DELIVERY [X] FOB ORIGIN [ ] OTHER (See below)		
	9. DISCOUNT FOR PROMPT PAYMENT		
	10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM See Section G	
CODE 1SB34 FACILITY CODE			
11. SHIP TO/MARK FOR CODE	12. PAYMENT WILL BE MADE BY CODE F87700 ACCTG DISB STA NR 387700 DFAS DEAMS 27 ARKANSAS RD LIMESTONE, ME 04751-6216		
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders		

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				(ESTIMATED)
				15G. TOTAL AMOUNT OF CONTRACT	$4,891,890.000.

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	12	X	J	LIST OF ATTACHMENTS	39
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)
19A. NAME AND TITLE OF SIGNER (Type or Print) Vicken Karjian President and Chief Executive Officer	20A. NAME OF CONTRACTING OFFICER Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114
19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign)	19C. DATE SIGNED Sept 14, 2018
20B. UNITED STATES OF AMERICA BY MUSKOPF.MICHAEL.W.1395728438 [digital signature] (Signature of Contracting Officer)	20C. DATE SIGNED 24 SEP 2018

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114   Digitally signed by MUSKOPF.MICHAEL.W.1395728438 Date: 2018.09.24 10:56:44 -05'00' 24 SEP 2018

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF 40 PAGES

2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HTC71118DCC37	See Block 20C	See Schedule

5. ISSUED BY CODE HTC711

Abbie M. Haas (618) 220-7104

6. ADMINISTERED BY (If other than Item 5) CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

Atlas Air, Inc.

CODE 1SB34 FACILITY CODE

8. DELIVERY

[X] FOB ORIGIN [ ] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: See Section G

11. SHIP TO/MARK FOR CODE

12. PAYMENT WILL BE MADE BY CODE F87700

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA

Will be cited on Delivery Orders

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				(ESTIMATED)
				15G. TOTAL AMOUNT OF CONTRACT	$4,891,890,000.

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	12	X	J	LIST OF ATTACHMENTS	39
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or Print)		20A. NAME OF CONTRACTING OFFICER	
John W. Dietrich - President & COO		Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114	
19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign)	19C. DATE SIGNED 14-Sep 2018	20B. UNITED STATES OF AMERICA BY MUSKOPF.MICHAEL.W.1395728438 [digital signature] (Signature of Contracting Officer)	20C. DATE SIGNED 24 SEP 2018

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114

Digitally signed by MUSKOPF.MICHAEL.W.1395728438

Date: 2018.09.24 10:56:33 -05'00'24 SEP 2018

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE 1 OF PAGES 40

2. CONTRACT (Proc. Inst. Indent.) NO.: HTC71118DCC37

3. EFFECTIVE DATE: See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: See Schedule

Abbie M. Haas (618) 220-7104

6. ADMINISTERED BY (If other than Item 5) — CODE:

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
Federal Express Corporation dba FedEx Team
2955 REPUBLICAN
MEMPHIS, TN 38118-1516

Polar Air Cargo, Inc

CODE: 1SB34 | FACILITY CODE:

8. DELIVERY: [X] FOB ORIGIN [ ] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: See Section G

11. SHIP TO/MARK FOR — CODE:

12. PAYMENT WILL BE MADE BY — CODE: F87700
ACCTG DISB STA NR 387700 DFAS DEAMS
27 ARKANSAS RD
LIMESTONE, ME 04751-6216

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA
Will be cited on Delivery Orders

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				(ESTIMATED)
	15G. TOTAL AMOUNT OF CONTRACT				$4,891,890,000.

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	12	X	J	LIST OF ATTACHMENTS	39
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	13		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or Print)
John W. Dietrich - Executive Vice-president

19B. NAME OF CONTRACTOR
BY (signature) (Signature of person authorized to sign)

19C. DATE SIGNED: 14-Sep 2018

20A. NAME OF CONTRACTING OFFICER
Michael W. Muskopf, Contracting Officer
michael.w.muskopf.civ@mail.mil, 618.220.7114

20B. UNITED STATES OF AMERICA
BY MUSKOPF.MICHAEL.W.1395728438 (Signature of Contracting Officer)

20C. DATE SIGNED: 24 SEP 2018

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

Michael W. Muskopf, Contracting Officer michael.w.muskopf.civ@mail.mil, 618.220.7114   Digitally signed by MUSKOPF.MICHAEL.W.1395728438 Date: 2018.09.24 10:56:17 -05'00'

PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS B-1.  NON-ACTIVATION ENTITLEMENT BY CATEGORY

Reference annual MVP letter issued by the Contracting Officer.

B-2. PRICING

B.2.1.   The Negotiated Uniform Rates and Rules, hereafter referred to as the “Rates and Rules”, is incorporated by reference and available at www.fedbizopps.gov.

B.2.2.   Charter Airlift Services will be paid in accordance with the Rates and Rules for NON-STOP International Long - and Short-Range Commercial Augmentation based on the shortest route between two locations per COINS. The Government acknowledges the COINS mileage calculations may not reflect the actual route flown which is predominantly addressed in the rate process. If unique circumstances cause significant discrepancies, prior to award, a carrier may request establishment of Special Miles per Section H or a one-time review by the Contracting Officer requesting a determination as to whether additional pay miles are warranted.

B.2.3.   The Government may establish rates by negotiation for Charter Airlift Services not covered by the Rates and Rules.

B.2.4.   Domestic Activation Rate Refresh. Contractors shall have the opportunity to request a Rate Refresh for Domestic Activation rates within 30 days of the preliminary notification of the Government’s intent to exercise the options periods, IAW FAR 52.217-9, Option to Extend the Term of the Contract (Mar 2000). Other than certified cost or pricing information may be requested to assist in negotiations and/or the price reasonableness determination.

B-3.  MINIMUM GUARANTEE

The minimum guarantee will not exceed $3,000 per carrier for each Indefinite Delivery Indefinite Quantity (IDIQ) award and will be paid based on actual costs incurred in accordance with (IAW) the Joint Travel Regulations (JTR) for attendance at the Mobility Representative (MOBREP) Training Seminar, for up to 2 MOBREPs per carrier.

B-4.  MAXIMUM AWARD

The maximum program ceiling is $11.9 Billion.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-3 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 0001 Reimbursables Fixed Price w/EPA Estimated 1 NL $9,315,000.00 Estimated $9,315,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 1 (Period of Performance (POP), 1 Oct 18 - 30 Sep 19) SubCLINS (SLIN) for additional charges not included in the Uniform Rates and Rules which may be recognized and reimbursed at cost if incurred in the performance of this contract and approved by the Contracting Officer (CO)(i.e. Fuel adjustments, MOBREP Training Seminar, etc.) will be awarded at the Task Order level. 0002 Domestic CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 1 (POP 1 Oct 18 - 30 Sep 19) Domestic Charter Passenger Airlift and/or Domestic Charter Cargo Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of Domestic CRAF Activation. CLINS 0002 - 0011 may be utilized at the Task Order level for requirements identified during any stage of Domestic CRAF Activation. 0003 International CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 1 (POP 1 Oct 18 - 30 Sep 19) International Charter Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of CRAF Activation. CLINS 0012 - 0027 may be utilized at the Task Order level for requirements identified during any stage of International CRAF Activation. 0004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $275,000,000.00 Estimated $275,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Expansion Base Period, Year 1 (POP 1 Oct 18 - 30 Sep 2019) International Charter Airlift and related support services to be performed IAW the PWS. Expansion requirements will be awarded via Task Orders issued IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. CLINS 0028 - 0043 may be utilized at the Task Order level for requirements not included in annual Fixed Awards.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-4 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 0005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $531,000,000.00 Estimated $531,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Fixed Award Base Period, Year 1 (POP 1 Oct 18 - 30 Sep 19) International Charter Airlift and related support services to be performed IAW the PWS. Fixed Award routes/CLINS identified on Attachment 12 will be awarded at the Task Order level IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. Fixed Awards may be utilized starting at CLINS 0044 and move in sequential order at the Task Order level for the fixed requirements. 1001 Reimbursables Fixed Price w/EPA Estimated 1 NL $9,315,000.00 Estimated $9,315,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 2 (Period of Performance, 1 Oct 19 - 30 Sep 20) SLINS for additional charges not included in the Uniform Rates and Rules which may be recognized and reimbursed at cost if incurred in the performance of this contract and approved by the Contracting Officer (CO)(i.e. Fuel adjustments, MOBREP Training Seminar, etc.) will be awarded at the Task Order level. 1002 Domestic CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 2 (Period of Performance 1 Oct 19 - 30 Sep 20) Domestic Charter Passenger Airlift and/or Domestic Charter Cargo Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of Domestic CRAF Activation. CLINS 1002 - 1011 may be utilized at the Task Order level for requirements identified during any stage of Domestic CRAF Activation. 1003 International CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Base Period, Year 2 (Period of Performance 1 Oct 19 - 30 Sep 20) International Charter Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of CRAF Activation. CLINS 1012 - 1027 may be utilized at the Task Order level for requirements identified during any stage of International CRAF Activation.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-5 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 1004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $275,000,000.00 Estimated $275,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Expansion Base Period, Year 2 (Period of Performance 1 Oct 19 - 30 Sep 20) International Charter Airlift and related support services to be performed IAW the PWS. Expansion requirements will be awarded via Task Orders issued IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. CLINS 1028 - 1043 may be utilized at the Task Order level for requirements not included in annual Fixed Awards. 1005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $531,000,000.00 Estimated $531,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Fixed Award Base Period, Year 2 (POP 1 Oct 19 - 30 Sep 20) International Charter Airlift and related support services to be performed IAW the PWS. Fixed Award routes/CLINS identified on Attachment 12 will be awarded at the Task Order level IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. Fixed Awards may be utilized starting at CLINS 1044 and move in sequential order at the Task Order level for the fixed requirements. 2001 Reimbursables Fixed Price w/EPA Estimated 1 NL $9,315,000.00 Estimated $9,315,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 1 (Period of Performance, 1 Oct 20 - 30 Sep 21) SLINS for additional charges not included in the Uniform Rates and Rules which may be recognized and reimbursed at cost if incurred in the performance of this contract and approved by the Contracting Officer (CO)(i.e. Fuel adjustments, MOBREP Training Seminar, etc.) will be awarded at the Task Order level.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-6 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 2002 Domestic CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 1 (Period of Performance 1 Oct 20 - 30 Sep 21) Domestic Charter Passenger Airlift and/or Domestic Charter Cargo Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of Domestic CRAF Activation. CLINS 2002 - 2011 may be utilized at the Task Order level for requirements identified during any stage of Domestic CRAF Activation. 2003 International CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 1 (Period of Performance 1 Oct 20 - 30 Sep 21) International Charter Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of CRAF Activation. CLINS 2012 - 2027 may be utilized at the Task Order level for requirements identified during any stage of International CRAF Activation. 2004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $275,000,000.00 Estimated $275,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Expansion Option Period 1, Year 1 (Period of Performance 1 Oct 20 - 30 Sep 21) International Charter Airlift and related support services to be performed IAW the PWS. Expansion requirements will be awarded via Task Orders issued IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. CLINS 2028 - 2043 may be utilized at the Task Order level for requirements not included in annual Fixed Awards.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-7 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 2005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $531,000,000.00 Estimated $531,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Fixed Award Option Period 1, Year 1 (Period of Performance 1 Oct 20 - 30 Sep 21) International Charter Airlift and related support services to be performed IAW the PWS. Fixed Award routes/CLINS identified on Attachment 12 will be awarded at the Task Order level IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. Fixed Awards may be utilized starting at CLINS 2044 and move in sequential order at the Task Order level for the fixed requirements. 3001 Reimbursables Fixed Price w/EPA Estimated 1 NL $9,315,000.00 Estimated $9,315,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 2 (Period of Performance, 1 Oct 21 - 30 Sep 22) SLINS for additional charges not included in the Uniform Rates and Rules which may be recognized and reimbursed at cost if incurred in the performance of this contract and approved by the Contracting Officer (CO)(i.e. Fuel adjustments, MOBREP Training Seminar, etc.) will be awarded at the Task Order level. 3002 Domestic CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 2 (Period of Performance 1 Oct 21 - 30 Sep 22) Domestic Charter Passenger Airlift and/or Domestic Charter Cargo Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of Domestic CRAF Activation. CLINS 3002 - 3011 may be utilized at the Task Order level for requirements identified during any stage of Domestic CRAF Activation.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HTC71118DCC37 PAGES B-8 ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T UNIT PRICE AMOUNT 3003 International CRAF Activation Fixed Price w/EPA TBD 1 NL $0.00 TBD $0.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Option Period 1, Year 2 (Period of Performance 1 Oct 21 - 30 Sep 22) International Charter Airlift and related support services to be performed IAW the PWS up to and including the full capacity of all aircraft included in PWS, Appendix 3A-List of Aircraft, during any Stage of CRAF Activation. CLINS 3012 - 3027 may be utilized at the Task Order level for requirements identified during any stage of International CRAF Activation. 3004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $275,000,000.00 Estimated $275,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Expansion Option Period 1, Year 2 (Period of Performance 1 Oct 21 - 30 Sep 22) International Charter Airlift and related support services to be performed IAW the PWS. Expansion requirements will be awarded via Task Orders issued IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. CLINS 3028 - 3043 may be utilized at the Task Order level for requirements not included in annual Fixed Awards. 3005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1 NL $531,000,000.00 Estimated $531,000,000.00 PRODUCT SERVICE CODE: V121 NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212 Fixed Award Option Period 1, Year 2 (Period of Performance 1 Oct 21 - 30 Sep 22) International Charter Airlift and related support services to be performed IAW the PWS. Fixed Award routes/CLINS identified on Attachment 12 will be awarded at the Task Order level IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. Services will be paid IAW the current year Uniform Rates and Rules incorporated by reference. Fixed Awards may be utilized starting at CLINS 3044 and move in sequential order at the Task Order level for the fixed requirements.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED  HTC71118DCC37 PAGES  B-9  ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T   UNIT PRICE AMOUNT  4001 Reimbursables Fixed Price w/EPA Estimated 1  NL  $9,315,000.00 Estimated $9,315,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 1 (Period of Performance, 1 Oct 22 - 30      Sep 23)      SLINS for additional charges not included in the Uniform      Rates and Rules which may be recognized and reimbursed at      cost if incurred in the performance of this contract and      approved by the Contracting Officer (CO)(i.e. Fuel      adjustments, MOBREP Training Seminar, etc.) will be awarded      at the Task Order level.      4002 Domestic CRAF Fixed Price w/EPA TBD 1  NL  $0.00 TBD $0.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 1 (Period of Performance 1 Oct 22 - 30      Sep 23)      Domestic Charter Passenger Airlift and/or Domestic Charter      Cargo Airlift and related support services to be performed      IAW the PWS up to and including the full capacity of all      aircraft included in PWS, Appendix 3A-List of Aircraft,      during any Stage of Domestic CRAF Activation.      CLINS 4002 - 4011 may be utilized at the Task Order level for      requirements identified during any stage of Domestic CRAF      Activation.      4003 International CRAF Activation Fixed Price w/EPA TBD 1  NL  $0.00 TBD $0.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 1 (Period of Performance 1 Oct 22 - 30      Sep 23)      International Charter Airlift and related support services to      be performed IAW the PWS up to and including the full      capacity of all aircraft included in PWS, Appendix 3A-List of      Aircraft, during any Stage of CRAF Activation.      CLINS 4012 - 4027 may be utilized at the Task Order level for      requirements identified during any stage of International      CRAF Activation.      4004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1  NL  $275,000,000.00 Estimated $275,000,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Expansion      Option Period 2, Year 1 (Period of Performance 1 Oct 22 - 30      Sep 23)      International Charter Airlift and related support services to      be performed IAW the PWS. Expansion requirements will be      awarded via Task Orders issued IAW Attachment 4, Commitment,      Entitlement and Ordering Procedures.      Services will be paid IAW the current year Uniform Rates and      Rules incorporated by reference.      CLINS 4028 - 4043 may be utilized at the Task Order level for      requirements not included in annual Fixed Awards.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED  HTC71118DCC37 PAGES  B-10  ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T   UNIT PRICE AMOUNT  4005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1  NL  $531,000,000.00 Estimated $531,000,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Fixed Award      Option Period 2, Year 1 (Period of Performance 1 Oct 22 - 30      Sep 23)      International Charter Airlift and related support services to      be performed IAW the PWS. Fixed Award routes/CLINS identified      on Attachment 12 will be awarded at the Task Order level IAW      Attachment 4, Commitment, Entitlement and Ordering      Procedures.      Services will be paid IAW the current year Uniform Rates and      Rules incorporated by reference.      Fixed Awards may be utilized starting at CLINS 4044 and move      in sequential order at the Task Order level for the fixed      requirements.      5001 Reimbursables Fixed Price w/EPA Estimated 1  NL  $9,315,000.00 Estimated $9,315,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 2 (Period of Performance, 1 Oct 23 - 30      Sep 24)      SLINS for additional charges not included in the Uniform      Rates and Rules which may be recognized and reimbursed at      cost if incurred in the performance of this contract and      approved by the Contracting Officer (CO)(i.e. Fuel      adjustments, MOBREP Training Seminar, etc.) will be awarded      at the Task Order level.      5002 Domestic CRAF Activation Fixed Price w/EPA TBD 1  NL  $0.00 TBD $0.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 2 (Period of Performance 1 Oct 23 - 30      Sep 24)      Domestic Charter Passenger Airlift and/or Domestic Charter      Cargo Airlift and related support services to be performed      IAW the PWS up to and including the full capacity of all      aircraft included in PWS, Appendix 3A-List of Aircraft,      during any Stage of Domestic CRAF Activation.      CLINS 5002 - 5011 may be utilized at the Task Order level for      requirements identified during any stage of Domestic CRAF      Activation.      5003 International CRAF Activation Fixed Price w/EPA TBD 1  NL  $0.00 TBD $0.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Option Period 2, Year 2 (Period of Performance 1 Oct 23 - 30      Sep 24)      International Charter Airlift and related support services to      be performed IAW the PWS up to and including the full      capacity of all aircraft included in PWS, Appendix 3A-List of      Aircraft, during any Stage of CRAF Activation.      CLINS 5012 - 5027 may be utilized at the Task Order level for      requirements identified during any stage of International      CRAF Activation.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED  HTC71118DCC37 PAGES  B-11  ITEM NO. SUPPLIES/SERVICES QUANTITY UNI T   UNIT PRICE AMOUNT  5004 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1  NL  $275,000,000.00 Estimated $275,000,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Expansion      Option Period 2, Year 2 (Period of Performance 1 Oct 23 - 30      Sep 24)      International Charter Airlift and related support services to      be performed IAW the PWS. Expansion requirements will be      awarded via Task Orders issued IAW Attachment 4, Commitment,      Entitlement and Ordering Procedures.      Services will be paid IAW the current year Uniform Rates and      Rules incorporated by reference.      CLINS 5028 - 5043 may be utilized at the Task Order level for      requirements not included in annual Fixed Awards.      5005 International Charter Airlift Services--Non-Activation Fixed Price w/EPA Estimated 1  NL  $531,000,000.00 Estimated $531,000,000.00  PRODUCT SERVICE CODE: V121      NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM: 481212      Fixed Award      Option Period 2, Year 2 (Period of Performance 1 Oct 23 - 30      Sep 24)      International Charter Airlift and related support services to      be performed IAW the PWS. Fixed Award routes/CLINS identified      on Attachment 12 will be awarded at the Task Order level IAW      Attachment 4, Commitment, Entitlement and Ordering      Procedures.      Services will be paid IAW the current year Uniform Rates and      Rules incorporated by reference.      Fixed Awards may be utilized starting at CLINS 5044 and move      in sequential order at the Task Order level for the fixed      requirements.

SECTION C - DESCRIPTION/SPECS/WORK STATEMENT

The Contractor shall perform International Charter Airlift and related support services IAW Attachment 1- Performance Work Statement (PWS). Additionally, contractors shall provide Charter Airlift services up to and including the full capacity of all aircraft included in PWS, Appendix 3A—List of Aircraft, during any Stage of Domestic and/or International Civil Reserve Air Fleet (CRAF) Activation.

SECTION E - INSPECTION AND ACCEPTANCE

E-1.  INSPECTION AND ACCEPTANCE OF SERVICES

a.USTRANSCOM Directorate of Acquisition, Airlift Division (TCAQ-C), working with Government representatives, will accomplish Government acceptance of services under this contract. The Global Decision Support System (GDSS) and other records will be used to verify services rendered for all missions.

b.Headquarters (HQ) Air Mobility Command (AMC) reserves the right to inspect, conduct onsite capability surveys, perform ramp inspections, conduct flight-deck observation flights, and initiate performance evaluations of the Contractor during all phases of any contract awarded under this solicitation. Contractor shall facilitate ramp inspections in accordance with AMC Supplement 1 to AFI 21-101, Aircraft and Equipment Maintenance Management.

SECTION F - DELIVERIES OR PERFORMANCE

F-1.  PERIOD OF PERFORMANCE

a.The ordering period for contracts awarded from this solicitation will begin 1 October 2018, or the date of award, whichever occurs later.  The Base ordering period shall continue for two years through 30 September 2020. If Option Period 1 is exercised, the ordering period shall continue through 30 September 2022; if Option Period 2 is exercised, the ordering period shall continue through 30 September 2024, unless sooner terminated or extended by the Government under the provisions of this contract. Task orders may be awarded prior to midnight of the last day of any ordering period and may be for performance up to 120 days after the last day of the ordering period.

b.In the event of a declaration of an airlift emergency, national emergency, or CRAF Activation the Government may give notice to extend the ordering period for contracts awarded from this solicitation. Additionally, the Contractor’s commitment to the CRAF program will be extended for the entire CRAF activation period, and for up to six (6) months thereafter.

F-2. SCHEDULES

Scheduling for International Charter Airlift Services will be IAW Attachment 4, Commitment, Entitlement and Ordering Procedures.

SECTION G - CONTRACT ADMINISTRATION DATA

G-1.  PAYMENT OF LANDING AND PARKING FEES

a.The Contractor shall pay all required airport service fees and charges. Such fees and charges are included as part of the USTRANSCOM uniform negotiated rate and are therefore non-reimbursable. Landing and parking fees are not reimbursable for domestic charter trips during activation.

G-2.  PAYMENT REQUESTS FOR CONTRACT SERVICES

a.Contractors shall use Invoicing, Receipt, Acceptance, and Property Transfer (iRAPT) (formerly known as Wide Area Work Flow (WAWF)), https://wawf.eb.mil,/for all payments. In accordance with DFARS 252.232-7003

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Electronic Submission of Payment Requests and Attachment 3, iRAPT and Ferry Declaration, contractors shall submit payment requests via iRAPT only. Information regarding iRAPT is available at https://wawf.eb.mil/xhtml/unauth/help/help.xhtml

b.Initiate a separate payment request for each completed payment requested. Do not combine payment requests.

c.A Ferry Declaration shall be submitted with each invoice for missions that have awarded ferry mileage. The declaration shall include: Delivery Order/SLIN, mission number, aircraft tail number, flown ferry routing and miles, and signature of person authorized to bind the Contractor. The Contractor shall be paid either the contracted ferry miles or ferry miles flown, whichever is less. Ferry mileage will be calculated and paid as outlined in the Uniform Rates and Rules. Any ferry miles not flown will be deleted from the contract by unilateral modification. Ferry adjustments less than 30 miles will be paid as awarded. Refer to Attachment 3, page 2 of 2, for Ferry Declaration template.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-0.  CONTRACT PERIOD OF PERFORMANCE, EXTENSIONS, AND REVIEW PERIOD

a.The overall Period of Performance (POP) of this contract shall be six (6) years (plus the duration of any activation, plus the six month extension in accordance with clause 52.217-8 -- Option to Extend Services). The 6 year POP consists of a 2 year base period plus two 2-year option periods. Option periods will be executed IAW clause 52.217-9 -- Option to Extend the Term of the Contract for each 2-year period. Contractor(s) may decline award of an option period prior to the expiration of the active 2-year contract period at any point prior to the earliest notice under clause 52.217-9 (60 days).

b.Additionally, 180 days prior to the expiration of any active 2-year contract period, the Government will initiate discussions to review terms and conditions and any potential necessary changes to the contract.  All parties will make a good faith effort to reach a timely agreement regarding necessary changes in order to improve and bolster the CRAF program. It shall be the intent of all parties to conclude discussions such that sufficient time exists for the Government to include accepted changes into the following option period, however, consideration of contract changes may be made at any time. All changes will be incorporated via contract modification (unilateral or bilateral) IAW the terms and conditions (i.e. applicable contract clauses) included herein.

c.In an effort to increase the mobilization base of the CRAF program and enhance the DOD’s readiness posture, the Government reserves the right to accept proposals submitted for consideration of an IDIQ award after the submission deadline stated in Block 9 of the SF33 (as amended) if it is in the Government’s best interest to add new contractors to the original pool of IDIQ contract holders.  Any existing IDIQ contract holder will not re-compete for an IDIQ contract. Proposals received after the original submission deadline will be evaluated using the evaluation methodology and documentation (updated to reflect changes in regulatory provisions, requirements and certifications) as stated in Section M-1 of solicitation HTC711-18-R-CC04. Subsequent to adding a new awardee to the awardee pool, initial and new IDIQ awardees can compete for future task orders IAW Attachment 4, Commitment, Entitlement and Ordering Procedures. The ordering period for new awardees being added to the initial awardee pool will coincide with initial awardees’ ordering period, inclusive of options, but shall not extend the overall term of the contract beyond the original ordering period nor shall it reestablish the contract base period, inclusive of any options.

H-1.  PASSENGER AND PUBLIC LIABILITY INSURANCE

a.General: Prior to performance of any services hereunder, the Contractor shall, at its own expense, procure and maintain passenger and public liability insurance in accordance with this section during the entire performance period of this contract, with financially and legally responsible insurance company or companies. Liability insurance purchased pursuant to the requirements of this paragraph shall cover payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 U.S.C. §§ 265l-2653) and within the liability limitations of this contract, of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care.

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b.The Contractor shall furnish to the Government, Evidence of Insurance duly executed by the Insurer of the insurance required by this paragraph. The Evidence of Insurance shall substantially conform to the form set forth in paragraph H-2 below. To the extent that the Montreal Convention for the Unification of Certain Rules for International Carriage by Air, 80 Stat. 271, applies, it will take precedence. If a court of competent jurisdiction determines that any transportation furnished pursuant to this contract is subject to the Warsaw Convention for the Unification of Certain Rules relating to International Carriage by Air (Convention), 49 Stat. 3000, and that the Contractor is entitled to limit its liability under that Convention, then the minimum limit of insurance required by this clause shall be considered to be a "higher limit of liability agreed to by special contract" as contemplated by the last sentence of Article 22(1) of that Convention, and the Contractor agrees that it shall not with respect to any claim arising out of the death, wounding, or other bodily injury of a passenger, avail itself of any defense under Article 20(1) of the Convention. Nothing herein shall be deemed to affect the rights and liabilities of the Contractor with regard to any claim brought by, on behalf of, or in respect of any person who has willfully caused damage which resulted in death, wounding, or other bodily injury of a passenger. See note below subparagraph H-1d.(2).

c.Split Limits Liability: the Contractor shall maintain the following minimum limits of liability insurance coverage IAW 14 Code of Federal Regulations Part 205,:

(1)Liability for bodily injury to or death of aircraft passengers: A minimum limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a total per involved aircraft for each occurrence of three hundred thousand dollars ($300,000.00) times 75 percent of the number of passenger seats installed in the aircraft.

(2)Third party liability for bodily injury to or death of persons (excluding passengers) and for damage to property: A minimum limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a total of at least twenty million dollars ($20,000,000.00) per involved aircraft for each occurrence.

d.Combined Single Limit Liability:

(1)Notwithstanding the provisions of paragraph H-1c. above, the Contractor may be insured for a single limit of liability for each occurrence. In that event, coverage shall be equal to or greater than the combined required minimums set forth in paragraph H-1c., above, for bodily injury, property damage, and/or passenger liability.

(2)In the case of a single limit of liability, aircraft may be insured by a combination of primary and excess policies. Such policies shall have combined coverage equal to or greater than the required minimums set forth in paragraph H-1c, above, for bodily injury to non-passengers, property damage, and/or passenger liability.

H-2.  EVIDENCE OF INSURANCE – PASSENGER AND PUBLIC LIABILITY

(a)Prior to performance of any services hereunder, the Contractor shall provide Evidence of Insurance which is duly executed by the Insurer of the requirements outlined in H-1a. and substantially conforms to the form set forth below. The Contractor shall maintain, and upon renewal submit evidence of, the appropriate level of insurance coverage at all times.

                                                                (Hereinafter called the Insurer)

Name of Insurer

of

                                               Address of Insurer

has issued to

Name of Insured Policy                                                                , bearing policy number

              , with respect to the legal liability of the said Insured for aircraft passenger death or bodily injury, aircraft public death or bodily injury (excluding passengers) and aircraft property damage liabilities, effective

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from                            through                           .

(Signature of Insurer) (Current Date)

(b)The minimum limits of liability insurance coverage maintained by the Insured under the said policy are as follows*:

(1) Liability for bodily injury to or death of aircraft passengers: A minimum limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a total per involved aircraft for each occurrence three hundred thousand ($300,000.00) times 75 percent of the number of passenger seats installed in the aircraft.

(2) Third party liability for bodily injury to or death of persons (excluding passengers) and damage to property: A minimum limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a total of at least twenty million dollars ($20,000,000.00) per involved aircraft for each occurrence.

(3) The Insurer further agrees that the insurance afforded under this policy covers payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 U.S.C. §§ 265l-2653), of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care.

The terms and conditions of the policy apply throughout the world. The following aircraft are covered by the policy identified above:
(List aircraft individually or “All aircraft owned and operated by the Insured”)

*In the case of a combined single limit of liability, the Insurer will be required to describe the amount or amounts of insurance coverage.

(c)The Insured recognizes that the policy must remain in force after the DoD activates the Civil Reserve Air Fleet (CRAF) to cover any damages that do not qualify for indemnification IAW the Federal Acquisition Regulation or are not covered under any applicable non-premium insurance under Chapter 443 of title 49, U.S. Code, issued by the Federal Avaiation Administration.

(d)The policy contains the attached endorsement.

By
(Company

(City, State)

	(Signature)	(Date)

"ENDORSEMENT" (Attachment to the Evidence of Insurance)

It is agreed that, with respect only to operations of the named Insured performed under contract with the United States Transportation Command, Department of Defense (DoD), during a period of CRAF activation, and with respect only to Aircraft Liability Insurance afforded under this policy, the following conditions shall also apply:

a.The Insurer agrees that, the insurance afforded under this policy shall not be subject to any lower limits of liability of the Warsaw Convention for the Unification of Certain Rules relating to International Carriage by Air (Warsaw Convention), 49 Stat. 3000, for the death or bodily injury of any passenger. If that convention should otherwise be deemed to be applicable to any passenger death or bodily injury liability, then to the extent stated in the preceding sentence, this insurance shall be deemed to be a higher limit of

15

liability agreed to by special contract as contemplated by the last sentence of Article 22(l) of the Warsaw Convention.

b.The exclusions of the policy relating to war risk coverage, if any, are deleted and the following substituted therefore:

The insurance afforded under this policy shall not apply to:

Personal injuries or death, or damage to or destruction of property, caused by:

(1)

war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurptation of power;

(2)	any hostile

(i)	detonation of any device employing atomic or nuclear fission and/or fusion or other like reaction and any radioactive contamination and electromagnetic pulse resulting directly form such detonation;

(ii)	use of radioactive contamination or matter;

(iii)	use of an electromagnetic pulse; or,

(iv)	emission, discharge, or release of chemical or biological materials that are poisonous or pathogenic;

(3)	strikes, riots, civil commotions, or labor disturbances;

(4)	any act of one or more persons, whether or not an agent of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional;

(5)	any malicious act or act of sabotage;

(6)

confiscation, nationalization, unlawful seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority; or

(7)

hi-jacking or any unlawful seizure or wrongful exercise of control of the aircraft or crew (including any attempt at such seizure or control) made by a person or persons on board the aircraft acting without the consent of the Insured.

c.The Insurer hereby waives any right of subrogation it may have against the United States of America, by reason of any payment under the aforesaid policy of insurance, with respect to loss caused to transportation services by acts of the United States of America or any agency thereof, which acts are in conjunction with the performance by the named Insured of any services under said contract.

d.In the event the Insurer elects to cancel the insurance afforded under this policy, the Insurer hereby agrees that such cancellation shall not be effective unless written notice thereof shall be sent by the Insurer by registered mail not less than 30 days in advance of such cancellation, direct to the United States Transportation Command, 508 Scott Dr., Building 1900W, Scott Air Force Base, Illinois 62225-5357, Attention: TCAQ-CP, and in the event the named Insured requests such cancellation, the Insurer agrees to notify, by registered mail, the above stated activity immediately upon receipt of such request.

e.Any exclusions, conditions, or other provisions of this endorsement, which have the effect of restricting or nullifying the coverage already granted by this policy in the absence of this endorsement, shall not apply.

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Endorsement to Policy No:

Effective Date:

Countersigned:
(Date)
Company

H-3.  CONTRACTOR REQUIRED INSURANCE

a.The Contractor shall also procure, maintain and provide evidence of the following minimum insurance coverage in addition to the insurance required by paragraph H-1 for the duration of the contract.

TYPE	AMOUNT

Automobile

Bodily Injury Liability	$200,000 per person
$500,000 per occurrence
Property Damage Liability	$50,000 per occurrence

Comprehensive General Liability

Bodily Injury Liability	$500,000 per occurrence

Property Damage Liability	$500,000 per occurrence

Workmen's Compensation and Employers Liability

Workman's Comp & Occupational Disease	Statutory
Employer's Liability	$100,000

H-4.  INDEMNIFICATION REQUIREMENTS (CRAF NOT ACTIVATED)

a.IAW FAR 50.104-3, Special Procedures for Unusually Hazardous of Nuclear Risks, Contractor requests for the indemnification clause (Indemnification Under Public Law 85-804 (APR 1984)) to cover unusually hazardous or nuclear risks applying to operations under this contract when CRAF is not activated, must be submitted to the contracting officer and shall include the following information:

(1)Identification of the contract for which the indemnification clause is requested.

(2)Identification and definition of the unusually hazardous or nuclear risks for which indemnification is requested, with a statement indicating how the contractor would be exposed to them.

(3A statement, executed by a corporate official with binding contractual authority, of all insurance coverage applicable to the risks to be defined in the contract as unusually hazardous or nuclear, including—

(A)Names of insurance companies, policy numbers, and expiration dates;

(B)A description of the types of insurance provided (including the extent to which the contractor is self-insured or intends to self-insure), with emphasis on identifying the risks insured against and the coverage extended to persons or property, or both;

17

(C)Dollar limits per occurrence and annually, and any other limitation, for relevant segments of the total insurance coverage;

(D)Deductibles, if any, applicable to losses under the policies;

(E)Any exclusions from coverage under such policies for unusually hazardous or nuclear risks; and

(F)Applicable workers’ compensation insurance coverage.

(4)The controlling or limiting factors for determining the amount of financial protection the contractor is to provide and maintain, with information regarding the availability, cost, and terms of additional insurance or other forms of financial protection.

(5)Whether the contractor’s insurance program has been approved or accepted by any Government agency; and whether the contractor has an indemnification agreement covering similar risks under any other Government program, and, if so, a brief description of any limitations.

(6)If the contractor is a division or subsidiary of a parent corporation—

(A)	A statement of any insurance coverage of the parent corporation that bears on the risks for which the contractor seeks indemnification; and

(B)	A description of the precise legal relationship between parent and subsidiary or division.

b.If the dollar value of the contractor’s insurance coverage varies by 10 percent or more from that stated in an indemnification request submitted in accordance with paragraph (a)(1) of this subsection, or if other significant changes in insurance coverage occur after submission and before approval, the contractor shall immediately submit to the contracting officer a brief description of the changes.

c.Notwithstanding the inclusion of FAR 52.250-1 indemnification will apply to performance under this contract only after the Contractor is notified by the CO that the Commander USTRANSCOM has approved indemnification for a specific mission or missions.

H-5.  INDEMNIFICATION DURING CRAF ACTIVATION

a.Definitions:

(1)"Civil Reserve Air Fleet (CRAF) Mission" means the provision of airlift services under this contract ordered by USTRANSCOM during the activation of CRAF.

(2)"Airlift Services" means all services (passenger or cargo) and anything the Contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

(3)"War risk" means risks of:

(A)

war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurptation of power;

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(B)	any hostile

(i)	detonation of any device employing atomic or nuclear fission and/or fusion or other like reaction and any radioactive contamination and electromagnetic pulse resulting directly form such detonation;

(ii)	use of radioactive contamination or matter;

(iii)	use of an electromagnetic pulse; or,

(iv)	emission, discharge, or release of chemical or biological materials that are poisonous or pathogenic;

(C)	strikes, riots, civil commotions, or labor disturbances;

(D)	any act of one or more persons, whether or not an agent of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional;

(E)	any malicious act or act of sabotage;

(F)

confiscation, nationalization, unlawful seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority; or

(G)

hi-jacking or any unlawful seizure or wrongful exercise of control of the aiercraft or crew (including any attempt at such seizure or control) made by a person or persons on board the aircraft acting without the consent of the Insured.

“War risk” as defined above excludes: (1) any ransom or extortion payments; and (2) any lawful government or private party seizure of an aircraft or associated equipment that is the result of an outstanding legal debt, tax, fine, or unlawful act committed with the knowledge of the Insured.

b.For the purpose of the contract clause entitled "Indemnification Under Public Law 85-804 (APR 1984)," it is agreed that all war risks resulting from the provision of airlift services for a CRAF mission in accordance with the contract during a CRAF activation are unusually hazardous risks, and shall be indemnified to the extent that insurance coverage for such risks is: (1) not available on reasonable terms from commercial sources; or (2) not available under a policy issued by the Federal Aviation Administration under Chapter 443 of title 49, U.S. Code. The Government's liability to indemnify the Contractor shall not exceed that amount for which the Contractor commercially insures under its established policies of insurance, applying the limits of those policies in effect thirty

(30) days prior to activation.

c.Indemnification of risks involving the operation of aircraft, as discussed above, is limited to claims or losses arising out of events, acts, or omissions involving the operation of an aircraft for airlift services for a CRAF mission, from the time that aircraft is withdrawn from the Contractor's regular operations (commercial, DoD, or other activity unrelated to airlift services for a CRAF mission) until it is returned for regular operations. Indemnification with regard to other Contractor personnel or property utilized or services rendered in support of CRAF missions is limited to claims or losses arising out of events, acts, or omissions occurring during the time the first prepositioning of personnel, supplies and equipment to support the first aircraft of the Contractor used for airlift services for a CRAF mission is commenced until the timely removal, as determined by the Contracting Officer, of such personnel, supplies and equipment after the last such aircraft is returned for regular operations.

d.Indemnification is contingent upon the Contractor maintaining, if available, Federal Aviation Administration- issued non-premium insurance under Chapter 443 of title 49, U.S. Code and normal commercial insurance, as required by this contract or other competent authority. Indemnification for losses covered by a Contractor self- insurance program shall only be on such terms as incorporated in this contract by the Contracting Officer in advance of such a loss.

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H-6.  CHAPTER 443 NON-PREMIUM WAR RISK HULL AND LIABILITY INSURANCE

a.Non-premium war risk insurance issued under the authority of Chapter 443 of title 49, U.S. Code, will be provided to the Contractor by the FAA in the event commercial insurance is not available on reasonable terms from commercial sources.

b.Before commencement of the contracted operations the Contractor shall apply for Chapter 443 non-premium war risk insurance through the FAA.

c.The Contractor must (1) provide the FAA with a list of aircraft that will fly under this contract, (2) pay an administrative fee as determined by the FAA, and (3) provide the FAA with a complete copy of the Contractor’s current Hull and Liability commercial insurance policies. FAA insurance covers only those aircraft that are listed on the FAA's Schedule of Aircraft and the Contractor shall promptly notify the FAA of any tail number additions, removals, and/or changes in the aircraft under contract.

d.The contractor will not be reimbursed for any administrative fees paid to obtain non-premium war risk insurance through the FAA.

e.The FAA non-premium war risk insurance is an agreement solely between the FAA and the Contractor.  It is the contractor’s responsibility to ensure aircraft are covered under the FAA non-premium war risk insurance. Failure to pay the required administrative fee or follow all FAA guidelines shall result in the contractor’s aircraft not being covered by the FAA non-premium war risk insurance policy.

f.Non-premium war risk insurance issued by the FAA under the authority of Chapter 443 of title 49, U.S. Code, will be activated at the request of DoD, upon a determination that coverage is not available on reasonable terms from commercial sources.

H-7.  RESPONSIBILITY FOR GOVERNMENT CARGO

a.Property (hereinafter referenced in this paragraph as Government cargo) placed in Contractor's possession for the sole purpose of air transportation shall not be deemed to be Government Property within the meaning of the Government Property Clause. Government cargo, within the meaning of this paragraph, does not include passenger baggage.

b.The Government hereby relieves the Contractor of liability for loss of, or damage to, any and all Government cargo transported by the Contractor in performance of this contract with the exception of the requirement set forth below in paragraph H-6(c), also excepting such loss, destruction and damage resulting from the willful misconduct or lack of good faith of any of the Contractor's managerial personnel.

c.To the extent insurance required by paragraph H-1(b)(3) or the appropriate portion of paragraph H-1c (if Combined Single Limit Liability is used), is not required for payment of third parties, the Contractor is required to use the balance of said insurance to reimburse the Government for cargo loss, damage, or destruction thereto.

H-8.  EXEMPTION FROM THE AIR PASSENGER DUTY IN THE UNITED KINGDOM

The Contractor shall request relief from Her Majesty's Air Passenger Duty for all passenger travel performed within the United Kingdom under the terms of this contract. Said request shall be forwarded to Head Office Control Team, HM Customs and Excise, Cambridge Excise, Lockton Hours, Clarendon Road, Cambridge, CB2 2BH, and shall include reference to the following:

This relief is in accordance with arrangements and agreements between the appropriate U.S. Government authority and HM customs and Excise (reference RDM 513/539/01). All U.S. Government personnel traveling under the authority of this contract are traveling for official purposes and the travel is reimbursed from official funds of the U.S. Government. Specific reference is made to this contract.

Failure to apply for said relief shall not be basis for a claim for equitable adjustment.

H-9. PROPOSAL (COST PACKAGE) PREPARATION USING THE UNIFORM SYSTEM OF

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ACCOUNTS

The Contractor shall prepare the proposal for the contract and modifications thereto using accounting practices that:

(i)Comply with pronouncements of the Uniform System of Accounts (USOA) reported to Department of Transportation (DOT) IAW 14 Code of Federal Regulations (CFR) 241; USTRANSCOM ratemaking procedures contained in carrier cost package instructions; and USTRANSCOM Roundtrip (S1)/One-way (S2) monthly mileage fuel reports and

(ii)Are consistent with the Contractor’s written and established practices for measuring, assigning and allocating costs.

H-10.  ASSURED BUSINESS

Department of Defense (DoD) CRAF Assured Business Authority as Described in the FY2009 National Defense Authorization Act (NDAA): USTRANSCOM has not implemented Assured Business on this contract. However, USTRANSCOM does have the authority to implement assured business if necessary. If implemented, awards for assured business will be allocated based on entitlement calculated by dividing each Contractor's mobilization value (MV) points by the total points of all entitled Contractors offering in the passenger and cargo category.

H-11. CONTRACTOR TEAM ARRANGEMENT AGREEMENTS.

The term “Contractor Team Arrangement” as used in this contract includes any and all permissible team arrangements identified in the Federal Acquisition Regulation and supplements thereto. Any teaming arrangements proposed for fulfillment of the requirements of this contract are subject to approval by the Government. All teaming arrangements must be documented and defined in a teaming arrangement agreement or similar document that defines the roles, responsibilities, and relationships of the parties thereto.  All agreements shall be signed by all parties thereto. Contractor Team Arrangement Agreements must be submitted to USTRANSCOM/TCAQ-CP with their proposal submissions. Agreements submitted beyond the due date may be reason for Contractor Team Arrangement non-approval.  To be approved, a Contractor Team Arrangement must demonstrate a benefit to the Civil Reserve Air Fleet (CRAF) capability.  The Contractor Team Arrangement will be incorporated into the contract upon award.

The following items are required to be evident in any Contractor Team Arrangement agreement submitted for CRAF participation:

(1)One designated and authorized party to represent and bind the Contractor Team Arrangement in its dealings with the Government. This party shall submit and negotiate offers on basic and expansion for all members of the Contractor team arrangement. This includes, but is not limited to, scheduling and agreement on all scheduled missions. In addition, primary team representatives may designate individual carrier representatives to negotiate reroutes and expansion business and to sign modifications affecting reroutes or expansion business. Proposals that are part of a teaming arrangement shall be submitted as a single entity.

(2)The term of the agreement shall correspond to the contract terms and period. This means each two (2)-year period of the contract plus six (6) months and the entire period of any CRAF activation plus up to six (6) months thereafter.

(3)The agreement shall evidence the commitment of aircraft by tail number for the entire periods stated in subparagraph (2) above.

(4)Shall include a provision that a flyer will not be required to pay a commission* associated with their mission revenues** with a value in excess of 5% of the Government payments actually received by the Flyer from the fixed or expansion buy missions (less euro-control) awarded. Commissions paid back to team members will not exceed the total cumulative amount paid into the team through commissions.

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The team arrangement agreement shall include a provision that any team member may seek legal and/or equitable relief in the courts to enforce the 5% limitation or otherwise specify how the parties may enforce the agreement.  On a quarterly basis, the team arrangement lead shall provide a commission rate report to reflect commission revenues paid/received per Appendix 3, paragraph A3.15; such reports shall be due not later than the 15th business day following each January 1, April 1, July 1 and October 1. Such reports shall be treated by USTRANSCOM as commercial and financial information.

*Commission: fee, bonus, administrative fee, overhead fee or any other type or combination of consideration

**Revenue: Mission price less euro-control, Government fees, taxes, and customs that are reimbursable per the contract.

(5)	The agreement shall not have any terms contrary to the terms of the contract.

(6)Agreements entered into between offerors shall evidence joint and several liability as to committed CRAF capability as set forth in RFP Attachment 4 and PWS Appendix 3A; and performance of missions and other contract services to include reprocurement costs for failure to provide service as specified in TRANSFARS 5552.247-9001 and TRANSFARS 5552.247-9002 and in the event of bankruptcy or loss of aircraft for other reasons.  The agreement must specifically state team members are jointly and severally liable to replace any aircraft another team member removes (or is removed by USTRANSCOM) or fails to maintain control of for any reason, that impacts its aircraft commitment to the CRAF program. Agreements may specifically identify exclusions from joint liability of other debts or obligations of a member by the other members. With the exception of schedule reliability, agreements reflecting individual carrier liability replacing joint liability at trip departure time are acceptable.

(7)	The agreement shall evidence a Unity of Purpose between the parties.

(8)Certificates signed by each corporate secretary certifying the corporations are authorized to enter into a Contractor Team Arrangement agreement.

Offerors shall provide other available information the Contracting Officer may request, such as complete copies of leases, information regarding actions taken by the offeror to increase its commercial air transportation revenues, data demonstrating the success it has achieved in this regard, and labor-management agreements or employment agreements to indicate the extent to which it has been successful in consummating "No Work Stoppage" agreements.

H-12.  FAR/DFARS COST PRINCIPLES FOR RATEMAKING

In establishing fair and reasonable rate of payments for airlift service in support of the resultant contract, including the fuel adjustments, the contract cost principles contained within FAR Part 31 and DFARS Part 231 will be followed, with the exception of where, because of the unique ratemaking requirements of the CRAF program, the ratemaking regulations, established in accordance with 10. U.S.C. 9511a(b), differ in regard to the application of the following provisions:

(1)	FAR 31.202, Direct Costs.

(2)	FAR 31.203, Indirect Costs.

(3)	FAR 31.205-6, Compensation for Personal Services, subparagraphs (g)(4), (j) and (k).

(4)	FAR 31.205-10, Cost of Money.

(5)	FAR 31.205-11, Depreciation, subparagraph (c).

(6)	FAR 31.205-18, Independent Research and Development and Bid and Proposal Costs.

22

(7)	FAR 31.205-19, Insurance and Indemnification, subparagraphs (c)(1) and (d)(1).

(8)	FAR 31.205-26, Material Costs, subparagraph (d).

(9)	FAR 31.205-40, Special Tooling and Special Test Equipment Costs.

(10)	FAR 31.205-41, Taxes, subparagraph (c).

(11)	DFARS 231.205-18, Independent Research and Development and Bid and Proposal Costs.

H-13. SPECIAL MILES

(1)In performance of certain airlift missions, Contractors will be required to circumnavigate countries which will not grant over-flight clearances, either during peacetime or wartime. In those instances, special miles will be paid. For the routings listed below, the special miles, as indicated following each route, will be paid to circumnavigate Cuba or Nicaragua. Additional routings requiring payment of special miles may be added to this contract as needed.

KCHS-MHSC	1483	MPTO-MHSC	795	KCHS-SKBO	2059
KCHS-MHTG	1486	MPTO-MHTG	806	KCHS-MKJS	1405
KCHS-MPTO (via MMCZ)	1888	MPTO-MSSS	739
KCHS-MSSS	1487	KNGU-MKJP	1580
KCHS-MKJP	1321	EDDN-LYPR	250

On missions into and out of Guantanamo Bay, Cuba (MUGM), 198 miles will be added for circumnavigation of Cuba.

H-14.  DOD CLASSIFIED MISSIONS

This contract will apply to DoD classified missions performed under 32 CFR part 245 (Anchor Annex). The rates included in this contract will apply to those DoD classified missions. This contract will apply to other DoD Classified missions as mutually agreed by the parties.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I-1.  FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be addressed electronically at: http://farsite.hill.af.mil/. All FAR and DFAR clauses will remain in place through the duration of the Base Period and, if applicable, the duration of any/all exercised options. Mandatory clause changes will be incorporated via bilateral modification.

FAR NUMBER	CLAUSE TITLE	DATE

52.202-1	DEFINITIONS	NOV 2013
52.203-3	GRATUITIES	APR 1984
52.203-5	COVENANT AGAINST CONTINGENT FEES	MAY 2014
52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE	SEP 2006
GOVERNMENT
52.203-7	ANTI-KICKBACK PROCEDURES	MAY 2014
52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS	MAY 2014
FOR ILLEGAL OR IMPROPER ACTIVITY

23

52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER	MAY 2014
ACTIVITY
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN	OCT 2010
FEDERAL TRANSACTIONS
52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	OCT 2015
52.203-17	CONTRACTOR EMPLOYEE WHISTLEBLOWER RIGHTS AND	APR 2014
REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER
RIGHTS
52.204-2	SECURITY REQUIREMENTS	AUG 1996
52.204-4	PRINTED OR COPIED DOUBLE-SIDED POSTCONSUMER	MAY 2011
FIBER CONTENT PAPER
52.204-10	REPORTING EXECUTIVE COMPENSATION AND FIRST-TIER	OCT 2016
SUBCONTRACT AWARDS
52.204-13	SYSTEM FOR AWARD MANAGEMENT MAINTENANCE	OCT 2016
52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN	OCT 2015
SUBCONTRACTING WITH CONTRACTORS DEBARRED,
SUSPENDED, OR PROPOSED FOR DEBARMENT
52.209-9	UPDATES OF PUBLICLY AVAILABLE INFORMATION REGARDING	JUL 2013
RESPONSIBILITY MATTERS
52.210-1	MARKET RESEARCH	APR 2011
52.215-2	AUDIT AND RECORDS - NEGOTIATION	OCT 2010
52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT 1997
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT 2010
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR	JUL 2005
POST RETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT 1997
52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	NOV 2016
52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JAN 2017
ALT II
52.219-16	LIQUIDATED DAMAGES – SUBCONTRACTING PLAN	JAN 1999
52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB 1997
52.222-3	CONVICT LABOR	JUN 2003
52.222-21	PROHIBITION OF SEGREGATED FACILITIES	APR 2015
52.222-26	EQUAL OPPORTUNITY	APR 2015
52.222-29	NOTIFICATION OF VISA DENIAL	APR 2015
52.222-35	EQUAL OPPORTUNITY FOR VETERANS	OCT 2015
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUL 2014
52.222-37	EMPLOYMENT REPORTS ON VETERANS	FEB 2016
52.222-40	NOTIFICATION OF EMPLOYEE RIGHTS UNDER THE NATIONAL	DEC 2010
LABOR RELATIONS ACT
52.222-41	SERVICE CONTRACT LABOR STANDARDS	MAY 2014
NOTE: The applicable wage determinations are included as
Attachment 6 and 6a.
52.222-43	FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT LABOR	MAY 2014
STANDARDS –PRICE ADJSUTMENT (MULTIPLE YEAR AND OPTION
CONTRACTS)
52.222-50	COMBATING TRAFFICKING IN PERSONS	MAR 2015
	ALTERNATE I	MAR 2015
52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	OCT 2015
52.223-6	DRUG-FREE WORKPLACE	MAY 2001
52.223-11	OZONE-DEPLETING SUBSTANCES	JUNE 2016
52.223-18	ENCOURAGING CONTRACTOR POLICIES TO BAN TEXT	AUG 2011
MESSAGING WHILE DRIVING
52.224-1	PRIVACY ACT NOTIFICATION	APR 1984
52.224-2	PRIVACY ACT	APR 1984
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN 2008

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52.225-19	CONTRACTOR PERSONNEL IN A DESIGNATED OPERATIONAL	MAR 2008
AREA OR SUPPORTING A DIPLOMATIC OR CONSULAR MISSION
OUTSIDE THE UNITED STATES
52.226-1	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED	JUN 2000
ECONOMIC ENTERPRISES
52.227-1	AUTHORIZATION AND CONSENT	DEC 2007
52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND	DEC 2007
COPYRIGHT INFRINGEMENT
52.228-3	WORKERS' COMPENSATION INSURANCE	JUL 2014
(DEFENSE BASE ACT)
52.228-4	WORKERS' COMPENSATION AND WAR-HAZARD	APR 1984
INSURANCE OVERSEAS
52.228-5	INSURANCE--WORK ON A GOVERNMENT INSTALLATION	JAN 1997
52.229-3	FEDERAL, STATE, AND LOCAL TAXES	FEB 2013
52.229-6	TAXES--FOREIGN FIXED-PRICE CONTRACTS	FEB 2013
52.232-4	PAYMENTS UNDER TRANSPORTATION CONTRACTS AND	APR 1984
TRANSPORTATION-RELATED SERVICES CONTRACTS
52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB 2002
52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR 1984
52.232-11	EXTRAS	APR 1984
52.232-17	INTEREST	MAY 2014
52.232-18	AVAILABILITY OF FUNDS	APR 1984
52.232-23	ASSIGNMENT OF CLAIMS	MAY 2014
	ALTERNATE I	APR 1984
52.232-25	PROMPT PAYMENT	JAN 2017
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER	JUL 2013
-- SYSTEM FOR AWARD MANAGEMENT
52.233-1	DISPUTES	MAY 2014
	ALTERNATE I	DEC 1991
52.233-3	PROTEST AFTER AWARD	AUG 1996
52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT 2004
52.237-2	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT,	APR 1984
AND VEGETATION
52.242-13	BANKRUPTCY	JUL 1995
52.243-1	CHANGES--FIXED-PRICE	AUG 1987
	ALTERNATE IV	APR 1984
52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	NOV 2017
52.245-1	GOVERNMENT PROPERTY	JAN 2017
52.245-9	USE AND CHARGES	APR 2012
52.246-4	INSPECTION OF SERVICES--FIXED PRICE	AUG 1996
52.246-25	LIMITATION OF LIABILITY - SERVICES	FEB 1997
52.247-5	FAMILIARIZATION WITH CONDITIONS	APR 1984
52.247-12	SUPERVISION, LABOR, OR MATERIALS	APR 1984
52.247-21	CONTRACTOR LIABILITY FOR PERSONAL INJURY AND/OR	APR 1984
PROPERTY DAMAGE
52.247-27	CONTRACT NOT AFFECTED BY ORAL AGREEMENT	APR 1984
52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN 2003
52.248-1	VALUE ENGINEERING	OCT 2010
52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT	APR 2012
(FIXED-PRICE)
52.250-1	INDEMNIFICATION UNDER PUBLIC LAW 85-804	APR 1984

25

DEFENSE FARS NUMBER	CLAUSE TITLE	DATE
252.201-7000	CONTRACTING OFFICER'S REPRESENTATIVE	DEC 1991
252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER	SEP 2011
252.203-7001	DOD OFFICIALS PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER	DEC 2008
252.203-7002	DEFENSE-CONTRACT-RELATED FELONIES REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER	SEP 2013
252.203-7003	RIGHTS AGENCY OFFICE OF THE INSPECTOR GENERAL	DEC 2012
252.203-7997 252.204-7000	PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS (DEVIATION 2016-O0003) DISCLOSURE OF INFORMATION	OCT 2015 OCT 2016
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR 1992
252.204-7004	ALTERNATE A, SYSTEM FOR AWARD MANAGEMENT,	FEB 2014
252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV 2001
252.204-7009	LIMITATIONS ON THE USE OR DISCLOSURE OF THIRD-PARTY	OCT 2016
252.204-7012	CONTRACTOR REPORTED CYBER INCIDENT INFORMATION SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER	OCT 2016
252.205-7000	INCIDENT REPORTING PROVISION OF INFORMATION TO COOPERATIVE	DEC 1991
252.209-7004	AGREEMENT HOLDERS SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR	OCT 2015
252.211-7007	CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY THAT IS A STATE SPONSOR OF TERRORISM REPORTING OF GOVERNMENT-FURNISHED PROPERTY	AUG 2012
252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR 2018
252.222-7000 252.222-7006	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL The blank in Para (a), line 2 is completed as follows: HAWAII/ALASKA RESTRICTIONS ON THE USE OF MANDATORY ARBITRATION	MAR 2000 DEC 2010
252.223-7002	AGREEMENTS SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES	MAY 1994
252.223-7003	CHANGE IN PLACE OF PERFORMANCE -- AMMUNITIONS AND	DEC 1991
252.223-7004	EXPLOSIVES DRUG-FREE WORK FORCE	SEP 1988
252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND	SEP 2014
252.225-7040	HAZARDOUS MATERIALS BASIC CONTRACTOR PERSONNEL SUPPORTING U.S. ARMED FORCES	OCT 2015
252.225-7043	DEPLOYED OUTSIDE THE UNITED STATES ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE	JUN 2015
252.225-7981	CONTRACTORS OUTSIDE THE UNITED STATES The blank in paragraph (d) is completed as follows: USTRANSCOM/TCJ3-FP Commercial: (618) 229-7711 ADDITIONAL ACCESS TO CONTRACTOR AND SUBCONTRACTOR	SEP 2015
252.225-7986	RECORDS (OTHER THAN USCENTCOM) DEVIATION 2015-O0016) MEDICAL CARE AND EVACUATION OF CONTRACTOR PERSONNEL	NOV 2014
IN THE DESIGNATED OPERATIONAL AREA FOR OPERATION UNITED
ASSISTANCE (DEVIATION 2015-O0002)

26

252.225-7993	PROHIBITION ON CONTRACTING WITH THE ENEMY (DEVIATION 2015-O0016)	SEP 2015
252.225-7994		ADDITIONAL ACCESS TO CONTRACTOR AND SUBCONTRACTOR	MAR 2015
252.225-7997		RECORDS IN THE UNITED STATES CENTRAL COMMAND THEATER OF OPERATIONS (DEVIATION 2015- O0013) CONTRACTOR DEMOBILIZATION (DEVIATION 2013-O0017)	AUG 2013
252.225-7998		PREFERENCE FOR PRODUCTS OR SERVICES FROM CENTRAL ASIA,	DEC 2015
252.225-7999		PAKISTAN OR THE SOUTH CACASUS (DEVIATION 2016-O0004) REQUIREMENT FOR PRODUCTS OR SERVICES FROM CENTRAL ASIA,	DEC 2015
252.231-7000		PAKISTAN OR THE SOUTH CACASUS (DEVIATION 2016-O0004) SUPPLEMENTAL COST PRINCIPLES	DEC 1991
252.232-7003		ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND	JUN 2012
252.242-7005		RECEIVING REPORTS CONTRACTOR BUSINESS SYSTEMS	FEB 2012
252.243-7001		PRICING OF CONTRACT MODIFICATIONS	DEC 1991
252.243-7002		REQUESTS FOR EQUITABLE ADJUSTMENT	DEC 2012
252.245-7001		TAGGING, LABELING, AND MARKING OF GOVERNMENT-	APR 2012
252.245-7002		FURNISHED PROPERTY REPORTING LOSS OF GOVERNMENT PROPERTY	DEC 2017
252.245-7003		CONTRACTOR PROPERTY MANAGEMENT SYSTEM	APR 2012
252.245-7004		ADMINISTRATION REPORTING, REUTILIZATION, AND DISPOSAL	DEC 2017
252.246-7000		MATERIAL INSPECTION AND RECEIVING REPORT	MAR 2008
TRANSFARS NUMBER		CLAUSE TITLE	DATE
5552.216-9003		USTRANSCOM TASK AND DELIVERY ORDER OMBUDSMAN	AUG 2016
5552.247-9000		AIR SAFETY	APR 2007
5552.247-9001		REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR	AUG 2007
5552.247-9002		TRANSPORTATION CONTRACTOR'S FAILURE TO PROVIDE SERVICE	AUG 2015

I-2. CLAUSES INCORPORATED BY FULL TEXT FAR 52.216-19 -- ORDER LIMITATIONS (OCT 1995)

(a)Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $3,000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)	Maximum order. The Contractor is not obligated to honor --

(1)Any order for a single item in excess of $10,000,000 (max single route value)

(2)Any order for a combination of items in excess of $500,000,000 (max task order amount, including fixed award) or

(3)A series of orders from the same ordering office within 5 days that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.

(c)If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

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(d)Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

FAR 52.216-22 -- INDEFINITE QUANTITY (OCT 1995)

(a)This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

(c)Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract 120 days after the last day of the applicable ordering period, or the period of CRAF activation plus 6 months, if applicable.

(End of Clause)

FAR 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of services for a maximum of six (6) months and the USTRANSCOM Uniform Rate for the current fiscal year shall apply. In the event the Government exercises this option, prices shall be determined in accordance with paragraph B-2. This option may be exercised more than once, but the total extension of performance hereunder shall not exceed six (6) months. The Contracting Officer may exercise the option by written notice to the Contractor not later than 30 days prior to expiration of the contract.

(End of Clause)

FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a)The Government may extend the term of this contract by written notice to the Contractor within 30 Days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)The total duration of this contract, including the exercise of any options under this clause, shall not exceed 78 months (unless the contract expires during a CRAF activation).

(End of Clause)

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FAR 52.222-42 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 2014)

In compliance with the Service Contract Labor Standards statute and the regulations of the Secretary of Labor (29 CFR part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

This Statement is for Information Only:

It is not a Wage Determination

Employee Class	Monetary Wage -- Fringe Benefits
General Schedule: First Pilot	GS-11 Step 1/$29.04 per hour
General Schedule: Co-Pilot	GS-10 Step 1/$26.44 per hour
General Schedule: Flight Dispatcher	GS-07 Step 1/$19.62 per hour
General Schedule: Second Officer/Flight Engineer	GS-09 Step 1/$24.00 per hour

The fringe benefit factor for all classifications is 36.25% of the wage rate.

(End of Clause)

FAR 52.249-8 DEFAULT FIXED-PRICE SUPPLY AND SERVICE (ALT I) (APR 1984)

(a)

(1)The Government may, subject to paragraphs (c) and (d) of this clause, by written notice of default to the Contractor, terminate this contract in whole or in part if the Contractor fails to --

(i)  Pick up the commodities or to perform the services, including delivery services, within the time specified in this contract or any extension;

(ii)  Make progress, so as to endanger performance of this contract (but see subparagraph (a)(2) of this clause); or

(iii)  Perform any of the other provisions of this contract (but see subparagraph (a)(2) of this clause).

(2)  The Government’s right to terminate this contract under subdivisions (a)(1)(ii) and (iii) of this clause, may be exercised if the Contractor does not cure such failure within 10 days (or more if authorized in writing by the Contracting Officer) after receipt of the notice from the Contracting Officer specifying the failure.

(b)  If the Government terminates this contract in whole or in part, it may acquire, under the terms and in the manner the Contracting Officer considers appropriate, supplies or services similar to those terminated, and the Contractor will be liable to the Government for any excess costs for those supplies or services. However, the Contractor shall continue the work not terminated.

(c)  Except for defaults of subcontractors at any tier, the Contractor shall not be liable for any excess costs if the failure to perform the contract arises from causes beyond the control and without the fault or negligence of the Contractor. Examples of such causes include

(1)  acts of God or of the public enemy,

(2)  acts of the Government in either its sovereign or contractual capacity,

(3)  fires,

(4)  floods,

(5)  epidemics,

(6)  quarantine restrictions,

(7)  strikes,

(8)  freight embargoes, and

(9)  unusually severe weather.

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In each instance the failure to perform must be beyond the control and without the fault or negligence of the Contractor.

(d)  If the failure to perform is caused by the default of a subcontractor at any tier, and if the cause of the default is beyond the control of both the Contractor and subcontractor, and without the fault or negligence of either, the Contractor shall not be liable for any excess costs for failure to perform, unless the subcontracted supplies or services were obtainable from other sources in sufficient time for the Contractor to meet the required delivery schedule.

(e)  If this contract is terminated while the Contractor has possession of Government goods, the Contractor shall, upon direction of the Contracting Officer, protect and preserve the goods until surrendered to the Government or its agent. The Contractor and Contracting Officer shall agree on payment for the preservation and protection of goods. Failure to agree on an amount will be a dispute under the Disputes clause.

(f)  If, after termination, it is determined that the Contractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the termination had been issued for the convenience of the Government.

(g)  The rights and remedies of the Government in this clause are in addition to any other rights and remedies provided by law or under this contract.

(End of Clause)

DFARS 252.216-7006 ORDERING (MAY 2011)

(a)  Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the contract schedule. Such orders may be issued from 1 Oct 2018 through 30 Sep 2020 (base period), 1 Oct 2020 through 30 Sep 2022 (option period 1), if exercised; 1 Oct 2022 through 30 Sep 2024 (option period 2), if exercised; and the contract extension period in accordance with 52.217-8, if exercised; or the period of CRAF activation plus 6 months, if applicable.

(b)  All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c)
(1)	If issued electronically, the order is considered “issued” when a copy has been posted to the Electronic Document Access system, and notice has been sent to the Contractor.
(2)

If mailed or transmitted by facsimile, a delivery order or task order is considered “issued” when the Government deposits the order in the mail or transmits by facsimile. Mailing includes transmittal by U.S. mail or private delivery services.

(3)	Orders may be issued orally only if authorized in the schedule.

(End of Clause)

CJTSCC CLAUSE 5152.225-5902- FITNESS FOR DUTY AND MEDICAL/DENTAL CARE LIMITATIONS (JUN 2015)

(a) The contractor shall ensure the individuals they deploy are in compliance with the current USCENTCOM Individual Protection and Individual/Unit Deployment Policy, including TAB A, Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR, unless a waiver is obtained in accordance with TAB C, CENTCOM Waiver Request. The current guidance is located at http://www2.centcom.mil/sites/contracts/Pages/GCP.aspx.

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(b)  The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit.

(c)  Contractor personnel who deploy for multiple tours, which exceed 12 months in total, must be re-evaluated for fitness to deploy every 12 months IAW the current USCENTCOM Individual Protection and Individual/Unit Deployment Policy standards. An examination will remain valid for 15 months from the date of the physical. This allows an examination to be valid up to 90 days prior to deployment. Once a deployment begins, the examination will only be good for a maximum of 12 months. Any medical waivers received will be valid for a maximum of 12 months. Failure to obtain an updated medical waiver before the expiration of the current waiver renders the employee unfit and subject to redeployment.

(d)  The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance location. The contractor shall include this information in all subcontracts with performance in the theater of operations.

(e)  In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD Federal Acquisition Regulation Supplement (DFARS) PGI 225.74), resuscitative care, stabilization, hospitalization at a Role 3 military treatment facility (MTF) for emergency life-limb-eyesight care will be provided along with assistance for urgent patient movement. Subject to availability, an MTF may provide reimbursable treatment for emergency medical or dental services (e.g., broken bones, lacerations, broken teeth or lost fillings).

(f)  Routine and primary medical care are not authorized. Pharmaceutical services are not authorized for known or routine prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized

(g)  Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically- related services or patient movement rendered. To view reimbursement rates that will be charged for services at all DoD deployed medical facilities please go to the following website: http://comptroller.defense.gov/FinancialManagement/Reports/rates2014.aspx.

(End of Clause)

CJTSCC CLAUSE 5152.225-5904 MONTHLY CONTRACTOR CENSUS REPORTING (AUG 2014)

Contractor shall provide monthly employee census information to the Contracting Officer, by province, for this contract. Information shall be submitted either electronically or by hard-copy. Information shall be current as of the 25th day of each month and received by the Contracting Officer no later than the first day of the following month. The following information shall be provided for each province in which work was performed:

(1)	The total number (prime and subcontractors at all tiers) employees.
(2)	The total number (prime and subcontractors at all tiers) of U.S. citizens.
(3)	The total number (prime and subcontractors at all tiers) of local nationals (LN).
(4)	The total number (prime and subcontractors at all tiers) of third-country nationals (TCN).
(5)	Name of province in which the work was performed.
(6)	The names of all company employees who enter and update employee data in the Synchronized Pre- deployment & Operational Tracker (SPOT) IAW DFARS 252.225-7995 or DFARS DoD class deviation 2014-O0018.

(End of Clause)

CJTSCC CLAUSE 5152.225-5907 MEDICAL SCREENING AND VACCINATION REQUIREMENTS FOR CONTRACTOR EMPLOYEES OPERATING IN THE CENTCOM AREA OF RESPONSIBILITY (AOR) (JUN 2015)

(a)All contractor employees are required to be medically, dentally, and psychologically fit for deployment and performance of their contracted duties as outlined in the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.225-7995, Contractor Personnel Performing in the United States Central Command Area of

31

Responsibility. This clause requires all contractor personnel to meet the theater specific medical qualifications established by the Geographic Combatant Commander before deploying to, being granted installation access, or performing work under the resultant contract. In the USCENTCOM Area of Operation (AOR), the required medical screening, immunizations, and vaccinations are specified in the current USCENTCOM individual Protection and Individual Unit Deployment Policy and DoD Instruction (DODI) 3020.41, Operational Contract Support (OCS).

Current medical screening, immunization, and vaccination requirements are available at http://www2.centcom.mil/sites/contracts/Pages/GCP.aspx. The current DODI is available at http://www.dtic.mil/whs/directives/corres/ins1.html. The current list of immunization and vaccination requirements are available at http://www.vaccines.mil.

(b)The USCENTCOM policy requires contractors to ensure adequate health management is available for Tuberculosis (TB) screening, diagnosis, treatment, and isolation during the life of the contract. This includes management and compliance with all prescribed public health actions regarding TB and the responsibility to ensure adequate health management is available at the Contractor’s medical provider or local economy provider’s location for all contractor and subcontractor employees throughout the life of the contract. The contractor shall maintain medical screening documentation, in English, and make it available to the Contracting Officer, military public health personnel, or Base Operations Center installation access badging personnel upon request.

(1)  U.S. Citizens are considered Small-Risk Nationals (SRNs) as the U.S. has less than 25 TB cases per 100,000 persons. A TB testing method of either a TB skin test (TST) or Interferon Gamma Release Assay (IGRA) may be used for pre-deployment and annual re-screening of all U.S. Citizens employed under the contract. For a contact investigation, all personnel with a positive TST or IGRA will be evaluated for potential active TB with a symptom screen, exposure history and CXR. A physical copy of all TST, IGRA, and/or CXRs and radiographic interpretation must be provided at the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deployment and prior to installation access badge renewal.

(2)  Other Country Nationals (OCNs) and Local Nationals (LNs) shall have pre-deployment/employment testing for TB using a Chest x-ray (CXR) and a symptom survey completed within 3 months prior to the start of deployment/employment, with annual re-screening prior to installation access badge renewal. This is the only way to verify interval changes should an active case of TB occur. When conducting annual re-screening, the Contractor’s medical provider or local economy provider will look for interval changes from prior CXR’s and review any changes in the symptom survey. A physical copy of the CXR film with radiographic interpretation showing negative TB results must be provided to the Base Operations Center prior to the start of deployment/employment, with annual re-screening prior to installation access badge renewal.

(3)  After arrival in the USCENTCOM AOR, all cases of suspected or confirmed active TB must be reported to the theater Preventive Medicine (PM) Physician and/or TB Consultant within 24 hours. Contact tracing, and medical coding, have specific requirements. After consultation with the Theater PM or TB Consultant, the contractor or sub- contractor with suspected or confirmed TB are required to be evacuated to the closest civilian hospital for treatment. The Contractor is responsible for management and compliance with all prescribed public health actions. The employee, contractor/sub-contractor shall be transported out of theater following three (3) consecutive negative sputum smears.

(c)  All employees, contractors and sub-contractors, involved in food service, water and/or ice production facilities must be pre-screened prior to deployment and re-screened annually for signs and symptoms of infectious diseases. This includes a stool sample test for ova and parasites. Additionally, all employees, contractors and sub-contractors, will have completed: (1) the full series of immunization for Typhoid and Hepatitis “A” (full series) immunizations per the Centers for Disease Control and Prevention guidelines (e.g. typhoid vaccination booster is required every 2 years); (2) the required TB tests; and (3) screening for Hepatitis B and C.

(d)  Proof of pre-deployment and deployment medical screening, immunizations, and vaccinations (in English) for employees, contractors and sub-contractors shall be made available to the designated Government representative throughout the life of the contract, and provided to the Contracting Officer, for a minimum of six (6) years and (3) months from the date of final payment under the contract.

(End of Clause)

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CJTSCC CLAUSE 5152.225-5908 GOVERNMENT FURNISHED CONTRACTOR SUPPORT (JUN 2015)

The following is a summary of the type of support the Government will provide the contractor. Services will be provided to contractors at the same level as they are provided to military and DoD civilian personnel.  In the event of any discrepancy between this summary and the description of services in the Statement of Work, this clause will take precedence. These services are only provided at the following locations: [Contracting Officer must enter the names of the operating locations of the contractor that the requiring activity has properly coordinated with the respective Forward Operating Base (FOB) Mayor(s)]. When contractor employees are in transit, all checked blocks are considered authorized. NOTE: The services marked in this special clause must be consistent with information marked on the approved GFLSV form.

U.S. Citizens

APO/FPO/MPO/DPO/ Postal Service	DFACs****	Mil Issue Equip
Authorized Weapon ******	Excess Baggage	MILAIR(inter/intra theater)
Billeting***	Fuel Authorized	MWR
CAAF*	Govt Furnished Meals****
Controlled Access Card (CAC)	Military Banking	Transportation
Installation Access Badge	Laundry	Military Clothing
Military Exchange	X None
Embassy Services Kabul**

Third-Country National (TCN) Employees

N/A	DFACs****	Mil Issue Equip
Authorized Weapon******	Excess Baggage	MILAIR (inter/intra theater)
Billeting***	Fuel Authorized	MWR
CAAF*	Govt Furnished Meals****	Military Clothing
Controlled Access Card (CAC)	Military Banking	Transportation
Installation Access Badge	Laundry	All
Military Exchange	X None

Local National (LN) Employees

N/A	DFACs****	Mil Issue Equip
Authorized Weapon******	Excess Baggage	MILAIR(intra theater)
Billeting***	Fuel Authorized	MWR
CAAF*	Govt Furnished Meals****	Military Clothing
Controlled Access Card (CAC)	Military Banking	Transportation
Installation Access Badge	Laundry	All
Military Exchange	X None
Dependents Authorized

* CAAF is defined as Contractors Authorized to Accompany Forces.

** Applies to US Embassy Life Support in Afghanistan only. See special note below regarding Embassy support.

*** Afghanistan Life Support. Due to the drawdown of base life support facilities throughout the country, standards will be lowering to an “expeditionary” environment. Expeditionary standards will be base specific, and may include down grading from permanent housing (b-huts, hardened buildings) to temporary tents or other facilities.

33

****Check the “DFAC” AND “Government Furnished Meals” boxes if the contractor will have access to the DFAC at no cost. “Government Furnished Meals” (GFM) is defined as meals at no cost to the contractor (e.g., MREs, or meals at the DFAC.  If GFM is checked, “DFAC” must also be checked.

Due to drawdown efforts, DFACS may not be operational. Hot meals may drop from three per day to one or none per day. MREs may be substituted for DFAC-provided meals; however, contractors will receive the same meal standards as provided to military and DoD civilian personnel.

*****Military Banking indicates “approved use of military finance offices to either obtain an Eagle Cash Card or cash checks.

******Authorized Weapon indicates this is a private security contract requirement and contractor employees, upon approval, will be authorized to carry a weapon. If the service is NOT a private security contract, the checking of this box does NOT authorize weapons for self-defense without the approval of the USFOR-A Commander in accordance with USFOR-A policy. After award, the contractor may request arming for self-defense off a U.S. installation to the Contracting Officer’s Representative and in CAAMS.

SPECIAL NOTE – US Embassy Afghanistan Life Support: The type and amount of support that the U.S. Embassy Mission in Kabul, Afghanistan, provides to contractors, if any, must be coordinated in advance between the U.S. Mission and the contracting agency in accordance with Department of State Foreign Affairs Handbook, 2-FAH-2. Contractors are not authorized to deploy personnel requiring US Mission support prior to receiving clearance from the Contracting Officer.

SPECIAL NOTE ON MILAIR – MILAIR is allowed for the transportation of DoD contractor personnel (US, TCN, LN) as required by their contract and as approved in writing by the Contracting Officer or Contracting Officer Representative. Transportation is also allowed for contractor equipment required to perform the contract when that equipment travels with the contractor employee (e.g., special radio test equipment, when the contractor is responsible for radio testing or repair)

(End of Clause)

CJTSCC CLAUSE 5152.225-5915 CONTRACTOR ACCOUNTABILITY AND PERSONNEL RECOVERY (JUN 2014)

(a)Contract performance may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the contractor accepts the risks associated with required contract performance in such operations.

(1)Unaccounted Personnel: It is the expectation of the USG that any contractor brought into Afghanistan for the sole purposes of performance of work on a USG contract must be accounted for at all times by their respective employers.  Additionally, contractors who maintain living quarters on a USG base shall verify the location of each of its employees’ living quarters a minimum of once a month. If a DoD contracted employee becomes missing and evidence does not indicate foul play, a Personnel Recovery (PR) event is NOT automatically triggered.  Such an event will be treated as an accountability battle drill by the employer’s chain of command or civilian equivalent.

(2)Contractor Responsibilities: The contractor is responsible to take all necessary steps to locate and investigate the unaccounted for employee(s) whereabouts to the maximum extent practicable. To assist in this process, contractors may use the Operational Contracting Support Drawdown Cell as a resource to track or research employee’s last known location and/or to view LOA’s. All missing personnel will be immediately reported to the installation division Personnel Recovery Officer (PRO), Mayor’s cell, Military Police Station and/or the Criminal Investigative Division, and the Base Defense Operations Center (BDOC).

(3)Contractor Provided Information: If it is determined that a potential criminal act has occurred, the USD PRO (or USFOR-A Personnel Recovery Division (PRD) with prior coordination) will attempt to validate the missing person’s identity through the employer. The contractor shall provide the information to PRD within 12 hours of request. The required information the contractor should keep on file includes but is not limited to: copy of the individuals Letter of Authorization generated by the Synchronized Pre-deployment and Operational Tracker System (SPOT), copy of passport and visas, housing information of where the individual resides such as room number and location, DD Form 93, Record of Emergency Data, copy of badging, and contact information for known friends or associates.

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(b)If USFOR-A PRD determines through investigation that the unaccounted personnel have voluntarily left the installation either seeking employment with another contractor or other non-mission related reasons, PRD will notify the contractor. The contractor shall ensure that all government-related documents such as LOA’s, visas, etc. are terminated/reconciled appropriately within 24 hours of notification by PRD in accordance with subparagraph (a)(8) of DFARS clause 252.225-7997 entitled “Contractor Demobilization”. Contractors who fail to account for their personnel or whose employees create PR events will be held in breach of their contract and face all remedies available to the Contracting Officer.

(c)Contractors shall notify the Contracting Officer, as soon as practicable, whenever employee kidnappings, serious injuries or deaths occur.  Report the following information:

Contract Number

Contract Description & Location Company Name

Reporting party:

Name

Phone number

e-mail address

Victim:

Name

Gender (Male/Female)

Age

Nationality

Country of permanent residence

Incident:

Description

Location

Date and time

Other Pertinent Information

(End of Clause)

C-JTSCC CLAUSE 5152.247-5900 INBOUND/OUTBOUND CARGO AND CONTRACTOR EQUIPMENT CENSUS (APR 2012)

a.  Movement and coordination of inbound and outbound cargo in Afghanistan is critical to ensuring an effective drawdown. The contractor shall provide visibility of their inbound cargo and equipment via the Synchronized Pre- deployment Operational Tracker (SPOT) census for their contract. This requirement includes the prime's, and subcontractor's at all tiers, cargo and equipment. The contractor shall report any individual piece of equipment valued at $50,000 or more. Incoming cargo and equipment census data shall be input 30 days prior to start of performance or delivery of supplies and quarterly thereafter for inbound and outbound equipment.

b.  This reporting is required on Rolling Stock (RS), Non Rolling Stock (RNRS), and Twenty foot Equivalent Units (TEU). The following definitions apply to these equipment/cargo categories:

(1)  Rolling Stock (RS): All equipment with wheels or tracks that is self-propelled, or is un-powered and can be towed by a vehicle on a roadway. Also includes standard trailer mounted equipment such as generators, water purification equipment, and other support equipment with permanent wheels. Specific examples of RS include Wheeled Armored Vehicles (WAVS), Mine-Resistant Ambush-Protected (MRAP) family of vehicles (FOVS), and Highly Mobile Multipurpose Wheeled Vehicles (HMMWVS).

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(2)Non Rolling Stock (RNRS): All equipment that is not classified as Rolling Stock. Includes equipment that is not trailer mounted or originally designed to be driven or towed over a roadway.

(3)  Twenty foot Equivalent Units (TEU): Standard unit for describing a ship's cargo capacity, or a shipping terminal's cargo handling capacity. One TEU represents the cargo capacity of a standard intermodal shipping container, 20 feet long, 8 feet wide, and 8.5 feet high. One TEU is equivalent to 4 QUADCONS and 3 TRICONS. One TEU has an internal volume of 1,166 cubic feet.

c.  This data will be used by United States Forces-Afghanistan (USFOR-A) to assist in tracking the drawdown of Afghanistan. The contractor is responsible for movement of their own cargo and equipment. The data provided by contractors is for informational purposes only in order to plan and coordinate the drawdown effort. The Government assumes no responsibility for contractor demobilization except as stated in individual contract terms and conditions.

(End of Clause)

I-3	RESERVED

I-4	DEFENSE BASE ACT WAIVER (DBA)

DBA insurance coverage is required for employees of Contractors (and their subcontractors) unless a waiver has been obtained from the U.S Department of Labor (See FAR 28.305). Blanket Waivers from Defense Base Act insurance requirements have been issued by the Department of Labor for foreign nationals in select countries in which the Department of Defense has or had programs. Foreign national employees covered by this waiver are exempt from the requirement to secure Defense Base Act Insurance but must be provided worker’s compensation benefits as prescribed in applicable foreign laws and in FAR clause 52.228-4, Workers’ Compensation and War- Hazard Insurance Overseas. However, the waivers do not apply to any employee who is:

1.	A citizen of the United States;
2.	A resident of the United Sates; or
3.	Hired in the United States.

A complete and current list of DBA waived locations can be found at: https://www.dol.gov/owcp/dlhwc/dbawaivers/dbawaivers.htm

I-5NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY AND VISITOR GROUP SECURITY AGREEMENTS

This contract contains a DD Form 254, DoD Contract Security Classification Specification, and requires performance at a Government location in the U.S. or overseas. Prior to beginning operations involving classified information on an installation identified on the DD Form 254, the Contractor shall take the following actions:

(a)  At least thirty days prior to beginning operations, notify the security police activity shown in the distribution block of the DD Form 254 as to:

(1)  The name, address, and telephone number of this contract company’s representative and designated alternate in the U.S. or overseas area, as appropriate;

(2)  The contract number and military contracting command;

(3)  The highest classification category of defense information to which Contractor employees will have access which must coincide with the level of classification granted to the company and cage code located in the Joint Personnel Adjudication System (JPAS);

(4)  The installations in the U.S. (in overseas areas, identify only the APO number(s)) where the contract work will be performed;

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(5)  The date Contractor operations will begin on base in the U.S. or in the overseas area;

(6)  The estimated completion date of operations on base in the U.S. or in the overseas area; and,

(7)  Any changes to information previously provided under this clause.

(b)  This requirement is in addition to visit request procedures contained in DoD 5220.22-M, National Industrial Security Program Operating Manual.

(1)  Prior to beginning operations involving classified information on an installation identified on the DD Form 254 where the Contractor is not required to have a facility security clearance, the Contractor shall enter into a Visitor Group Security Agreement (or understanding) with the installation commander to ensure that the Contractor’s security procedures are properly integrated with those of the installation. As a minimum, the agreement shall identify the security actions that will be performed:

(2)  By the installation for the Contractor, such as providing storage and classified reproduction facilities, guard services, security forms, security inspections under DoD 5220.22-M, classified mail services, security badges, visitor control, and investigating security incidents; and

(3)  Jointly by the Contractor and the installation, such as packaging and addressing classified transmittals, security checks, internal security controls, and implementing emergency procedures to protect classified material.

I-6	ECONOMIC PRICE ADJUSTMENT BASED ON ACTUAL COST OF FUEL – AIRLIFT

In order to protect the Contractor and the Government from significant market fluctuations in the price of fuel, an adjustment will be made based on actual costs incurred. Adjustments will be made as indicated below.

(a)  Allowable fuel adjustments will be made upward or downward only when the price of fuel varies by more than one cent per gallon from the pegged rate established in the Uniform Rates and Rules.

(1)  When the average price per gallon paid by the Contractor is greater than the pegged price established in the Uniform Rates and Rules, the Government will reimburse the Contractor the difference between the price paid and the pegged price.

(2)  When the average price per gallon paid by the Contractor is below the pegged price established in the Uniform Rates and Rules, the Contractor will reimburse the Government the difference between the price paid and the pegged price. Under these circumstances, the contracting officer will issue a demand letter and funds will be reimbursed as directed.

(b)  The fuel adjustment process shall be in accordance with Attachment 1-PWS of this contract, Appendix 3 (paragraph A3.7 and Microsoft Excel Appendix 3B).

I-7	COMMON ACCESS CARDS (CACs) FOR CONTRACTOR PERSONNEL (JUL 2014)

(a)  When contractor performance is required on government installation(s)/location(s), contractors shall ensure Common Access Cards (CACs) are obtained by all contract or subcontract employees who meet one or both of the following criteria:

(1)  Require long-term logical access to Department of Defense computer networks and systems in either:

(i)  the unclassified environment; or

(ii)  the classified environment where authorized by governing security directives.

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(2)  Performs work on a contract, which requires the use of a CAC for installation entry control or physical access to facilities and buildings.

(b)  Contractors and their employees shall use the following procedures to obtain CACs:

(1)  Contractors shall provide a listing of their employees that will require a CAC to the contracting officer. The listing will contain the following information in order for a CAC application to be created in the Trusted Associate Sponsorship System (TASS): last, middle, and first names; Social Security Number (SSN) or Foreign Identification Number (FIN), as applicable; date of birth; email address; the contract number; and the contract end date. The contracting officer will provide a copy of the list to the government representative in the local organization designated to authorize issuance of contractor CACs (i.e., Trusted Agent (TA)). The TA will then create a CAC application in the TASS. The TASS TA on this contract is USTRANSCOM Contract Airlift Office.

(2)  Once the TA has created the CAC application, a temporary login/password will be generated in TASS. The TA will notify each contractor employee when his/her application is created and will securely distribute the login/password to that contractor employee. Each contractor employee will then enter the TASS web site using the temporary login/password and complete the CAC application and submit it back to the TA. This will require the contractor to obtain a Defense Knowledge On-line or similar .mil domain e-mail account working with the sponsoring TA indicated above.

(3)  If contractor employees will not require access to classified information, the contractor will submit a compiled list of names with biographical data to include SSN or FIN on each employee requiring a CAC. Upon verification by the security office: USTRANSCOM TCJ3, transcom.scott.tcj3.mbx.protection-services- center@mail.mil, those names who do not meet the background investigation criteria for a CAC will be required to complete the Questionnaire for Non-Sensitive Positions (SF85), located at www.opm.gov/forms/pdf_fill/SF85.pdf, and submit fingerprint cards (FD-258) to USTRANSCOM Contract Airlift Office who will verify each employee and then forward the documents to the servicing Security Office. The questionnaires and fingerprint cards will be forwarded by the Security Office to the Office of Personnel Management (OPM) who will conduct a National Agency Check with written Inquiries (NACI) background investigation

(4)  Before any interim credential is authorized by the TA, the contractor employee must submit an accurate and complete signed application, with FD-258 attached. Upon the favorable review by the security office of the name, fingerprint, and criminal records check, the interim CAC application may be approved.

(5)  If contractor employees will require access to classified information, the contractor’s company Facility Security Officer processes the Questionnaire for National Security Positions (SF86) and the fingerprint cards (FD- 258) and submits them directly to the Personnel Security Management Office for Industry (PSMO-I). In this instance, before the TA approves the CAC application in TASS, the TA must verify that the background investigation, name, fingerprint, and criminal records check has been favorably adjudicated before the application for TASS can be processed.

(6)  Once the TA has approved the CAC application, the TA will inform the contractor employee to proceed to the nearest CAC issuance workstation (usually located within the DEERS/RAPIDS website (insert website) with two forms of picture identification as indicated on the website. CAC issuance workstation personnel will then issue the CAC.

(c)  While visiting or performing work on government installation(s)/location(s), contractor employees shall wear or prominently display the CAC as required by the governing local policy.

(d)  During the performance period of the contract, the contractor, or contractor employee as appropriate, shall:

(1)  Within 7 working days of any changes to the listing of the contract personnel authorized a CAC, provide an updated listing to the contracting officer who will provide the updated listing to the TA (who will create new CAC applications or revoke those for employees no longer performing on the contract as appropriate);

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(2)  As part of security out-processing, or when no longer performing on the specific contract for which the CAC was approved, return their CAC to the TA or DEERS/RAPIDS site;

(3)  Report lost or stolen CAC’s immediately to the TA, the USTRANSCOM Security Services Center, or to a designated USTRANSCOM representative.

(e)  Within 7 working days following completion/termination of the contract, return all CACs issued to contractor employees to the TA.

(f)  Failure to comply with these requirements may result in withholding of final payment.

(g)  For OCONUS contracts, in addition to the above procedures, contractor employees requiring a Geneva Convention category on their CAC will be required to complete DD Form 1172-2, Application for Department of Defense Common Access Card DEERS Enrollment. This form shall be submitted to/approved by the contracting officer and then be presented to the CAC issuance workstation personnel in conjunction with the TASS application for CAC issuance.

I-8	HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (APRIL 2007)

(a)  In performing work under this contract on a Government installation, the Contractor shall:

(1)  Comply with the specific health and safety requirements established by this contract;

(2)  Comply with the health and safety rules of the Government installation that concern related activities not directly addressed in this contract;

(3)  Take all reasonable steps and precautions to prevent accidents and preserve the health and safety of Contractor and Government personnel performing or in any way coming in contact with the performance of this contract; and

(4)  Take such additional immediate precautions as the contracting officer may reasonably require for health and safety purposes.

(b)  The contracting officer may, by written order, direct Air Force Occupational safety and Health (AFOSH) Standards and/or health/safety standards as may be required in the performance of this contract and any adjustments resulting from such direction will be in accordance with the Changes clause of this contract.

(c)  Any violation of these health and safety rules and requirements, unless promptly corrected as directed by the contracting officer, shall be grounds for termination of this contract in accordance with the Default clause of this contract.

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PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS SECTION J - LIST OF ATTACHMENTS AND EXHIBITS

Attachment No.	Title
1	Performance Work Statement (PWS) for Charter Airlift Services In Support of the Civil Reserve Air Fleet
PWS, Appendix 3A List of Aircraft
PWS, Appendix 3B Monthly Fuel/Mileage Report Summary Template
PWS, Appendix 3C Intercompany Route Support Template
PWS, Appendix 3D Revenue Route Support Template
PWS, Appendix 3E Commercial Air Crew Debrief Checklist Spotlighting And Hostile Event Report Template
PWS, Appendix 3F Team Commissions Report Template
PWS, Appendix 3G NIST Template
2	DD Form 254, Department of Defense Contract Security Classification Specification
3	Invoicing, Receipt, Acceptance, and Property Transfer (iRAPT) Electronic Receiving Report and Invoicing Instructions and Ferry Declaration
4	Commitment, Entitlement and Ordering Procedures
5	Wage Determination; W/D No. 1996-0460
5a	Wage Determination; W/D No. 2009-0027
6	Government Furnished Equipment (GFE)
7	Small Business Subcontracting Plan (if applicable)
8	Contractor Team Arrangement (CTA) Agreement (if applicable)

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Attachment 1

PERFORMANCE WORK STATEMENT (PWS)

INTERNATIONAL CHARTER AIRLIFT SERVICES IN SUPPORT OF

THE CIVIL RESERVE AIR FLEET (CRAF) 1 OCTOBER 2018

Attachment 1

TABLE OF CONTENTS

(Click on title to view section)

SECTION 1 – DESCRIPTION OF SERVICES
SECTION 2 – SERVICE DELIVERY SUMMARY
SECTION 3 –GOVERNMENT FURNISHED PROPERTY AND SERVICES
SECTION 4 –GENERAL INFORMATION—INTERNATIONAL AND DOMESTIC
SECTION 5 –SPECIFIC INFORMATION INTERNATIONAL
SECTION 6 –SPECIFIC INFORMATION DOMESTIC
APPENDIX 1 – DEFINITIONS AND ACRONYMS
APPENDIX 2 – REFERENCED PUBLICATIONS AND FORMS
APPENDIX 3 –DELIVERABLES
TEMPLATES
3A	LIST OF AIRCRAFT
3B	MONTHLY FUEL/MILEAGE REPORT SUMMARY (include 3B-1 and 3B-2)
3C	INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION
3D	REVENUE ROUTE SUPPORT AND AUTHORIZATION
3E	COMMERCIAL AIR CREW DEBRIEF CHECKLIST SPOTLIGHTING AND HOSTILE EVENT REPORT
3F	TEAM COMMISSIONS REPORT
3G	NIST SP 800-171-PLAN OF ACTION TEMPLATE
APPENDIX 4—AIRCRAFT CLEARANCE AND SOFA GUIDANCE
APPENDIX 5—CRAF ACTIVATION—INTERNATIONAL AND DOMESTIC
APPENDIX 6 – CYBER SECURITY
APPENDIX 7 – FOREIGN ENTITY VETTING

Attachment 1

SECTION 1 – DESCRIPTION OF SERVICES

1.    DESCRIPTION OF SERVICES: The contractor (or in the case of a contractor Team Arrangement (TA), the entity of the contractor TA operating the aircraft) shall provide all personnel, training, supervision, fully operational equipment, facilities, supplies and any items and services necessary to perform international long-range and short- range passenger and/or cargo airlift services utilizing Federal Aviation Regulation (FAR) Part 121 aircraft. International airlift services are required to support the United States Department of Defense (DoD) during peacetime and both domestic and international airlift services may be required to support the DoD in emergencies when the need for airlift exceeds the capability of DoD’s military aircraft. All aircraft utilized shall be licensed, operated and maintained in accordance with (IAW) all applicable rules and regulations of the Federal Aviation Administration (FAA), Department of Transportation (DOT). In addition, all applicable rules and regulations of the United States Department of Agriculture (USDA) and the International Air Transport Association (IATA) shall apply. The Government shall be given full use of the entire aircraft, unless otherwise stated; the aircraft will not be considered public aircraft while performing missions under this contract. This contract will provide additional incentives to airlines performing missions with modern, fuel efficient and reliable aircraft.

1.0.1.    CRAF COMMITMENT: The CRAF is a cooperative, voluntary program partnering the DOT, DoD and the United States (US) civil air carrier industry for the purpose of augmenting DoD airlift capability during emergencies in which DoD’s need for airlift exceeds the capability of military aircraft. Through this contract, air carriers commit aircraft to the CRAF Program. This CRAF Program participation is a prerequisite for award of commercial peacetime business under this and/or other DoD and General Service Administration (GSA) contracts.  CRAF aircraft must be US registered aircraft, owned or controlled by US air carriers, and specifically allocated by FAA registration number for the purpose of the CRAF Program by DOT. The contractual commitment of the aircraft includes the supporting resources required to provide the airlift service.

1.0.2.    CRAF ACTIVATION: The activation of CRAF is accomplished and managed as described in Appendix 5. The Contractor grants the Government the unilateral right to require the airlift service to be performed hereunder up to and including the full capacity of all aircraft listed in Appendix 3A.

1.0.2.1.    STAGE I – COMMITTED EXPANSION: Stage I may be activated for a minor regional contingency or other situation when Air Mobility Command (AMC) organic airlift resources cannot meet both deployment and other airlift requirements simultaneously. The Commander, United States Transportation Command (USTRANSCOM) may activate this Stage upon approval of the Secretary of Defense (SECDEF).

1.0.2.2.    STAGE II – DEFENSE AIRLIFT EMERGENCY: This is the CRAF capability made available during a major theater war involving U.S. Military Forces, in case of national emergency or other domestic instances when called upon and approved by the appropriate levels of government, or when organic aircraft alone cannot provide the airlift needed for DoD operations. The Commander, USTRANSCOM may activate this Stage upon approval of SECDEF.

1.0.2.3.    STAGE III – NATIONAL EMERGENCY: Stage III is activated for multiple major theater wars or other emergencies requiring mobilization of all DoD resources, including the total CRAF airlift capability, for worldwide emergency operations involving U.S. military forces, or national emergency or other domestic instances when called upon and approved by the appropriate levels of government.

1.1.    PASSENGER SERVICES Passenger services shall include passenger processing and boarding (when required), care of passengers in-flight, during flight delays and diversions, and post flight passenger care. Passenger service shall not be less than that provided in commercial economy charter service, commensurate with customs, practices and standard procedures of particular airports and countries and this PWS.

1.1.1.    CONTRACTOR REPRESENTATIVE: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround, and terminating points, at least three hours in advance of all scheduled trip departures or actual arrivals (whichever is earlier). This representative shall contact the passenger services terminal to validate mission information and review any issues that have the potential to impact the mission, coordinate with Government personnel, and shall have the authority to react to and effect necessary changes. In the event of an aircraft delay or deviation, contractor representative shall immediately be available in person to coordinate passenger care.

Attachment 1

1.1.1.2.    PASSENGERS BOARDING AT MILITARY LOCATIONS: Prior to boarding Contingency, Exercise, or Special Assignment Airlift Missions (SAAM), the aircraft captain, lead flight attendant, or some other responsible contractor representative, shall meet with the designated troop commander to ensure there is mutual understanding of roles and responsibilities, and that all prohibited items to include knives, bayonets and hazardous materials or other prohibited items are not boarded in the passenger cabin as outlined in the Defense Travel Regulation (DTR), Part III, Appendix T, paragraph C. The troop commander acts as the primary responsible authority for all passengers on the flight, and acts as a single Point of Contact (POC) liaison with the senior flight attendant.

1.1.2.    REQUIRED INFORMATION: The contractor shall provide the following minimum information to the Government no later than 24 hours prior to departure time: type aircraft; tail number; Allowable Cabin Load (ACL) in passenger seats and pounds for all scheduled segments; cube allowable in the belly compartments; and belly weight by compartment. The contractor’s representative shall sign the local station load planning form to indicate receipt of actual load breakdown.

1.1.2.1.    SEAT MAPS: Contractor shall furnish seat maps conforming to the configuration of its aircraft, to the Transportation Reference Data Management (TRDM) program office ustc.tcj6.trdm@us.af.mil, at least 30 days prior to the start of a channel mission or seven days after contract award, whichever is earlier. Seat map legends must clearly identify the tail number, total physical seats, and number of seats by seat pitch measurement and the location of all emergency exits and indicate seat pitch between rows. Where required seat spacing results in less rows of seats than are indicated in the aircraft’s overhead numbering system, the excess row numbers and seats should be blanked out to minimize confusion.

1.1.2.2.    AIRCRAFT SEAT AND COMPARTMENT BLOCKING: The Government may utilize up to the maximum standard ACL for passengers and their allowable baggage.  The contractor shall not be allowed to block off any area of the aircraft for nonuse or load route support crew or equipment unless a waiver is received from the Contracting Officer (CO) in advance. However, on all long-range international flights, contractors are authorized to block up to three seats for aircrew rest and two seats for FAR 117 requirements. These seats shall be designated and approved prior to the start of a mission and shall be easily identified as “USTRANSCOM Approved Crew Rest Seats”. Unless otherwise pre-approved by the CO, these seats may only be used for aircrew rest during mission operation. The contractor may use the overhead bin space above the USTRANSCOM approved crew rest seats to store items.

1.1.2.3.    PASSENGER MANIFESTING: For all passenger missions, except as provided for below in paragraph 1.1.2.3.1., the Government will perform passenger manifesting and check-in up to the point where baggage is placed on conveyor belt. At all Gateway locations, once baggage is rotated from sight, it becomes the responsibility of the carrier/ground handlers.  At all military locations, the Government retains responsibility for baggage until it is loaded on the aircraft. In the event of an accident, refer to Appendix 3, Paragraph A3.3.1. Aviation Disaster Family Assistance Act (ADFAA) Implementation, for additional requirements.

1.1.2.3.1.    PASSENGER PROCESSING AT NON-GATEWAY LOCATIONS: On occasion, the Government may have requirements where passengers are aggregated at airports where no AMC contracted services are in place. The carrier may be asked to subcontract these services, which shall include but not be limited to preprocessing and manifesting, passenger processing and check-in and customs arrival procedures. Exact requirements for each movement will be provided to the carrier and a cost negotiated and added to the delivery order as a miscellaneous item at the time of award.

1.1.2.3.2.    CHECK-IN COUNTERS (LEASED) AT SEATTLE-TACOMA IAP:  The air carrier shall provide six (6) common-use check-in counters from the Port of Seattle for AMC use six (6) hours prior to aircraft departure. The air carrier shall coordinate with the AMC Gateway Station Manager to ensure counters are identified and made available at that time. In the event of a delay and extended time is needed for usage of check-in counters, the AMC Gateway Station Manager will immediately notify the carrier representative who in-turn shall notify the Port of Seattle Airline Scheduling Coordinator.

Attachment 1

1.1.2.4.    TRANSPORTING ADDITIONAL ITEMS ON PATRIOT EXPRESS MISSIONS: The Government may require the contractor to transport courier material, mail, and additional baggage in any amount not to exceed 1,000 pounds of Guaranteed Allowable Cabin Load (GACL). The additional items must fit in otherwise unused space within the cargo or baggage compartment of the aircraft (or both).

1.1.2.5.    ACCEPTANCE OF UNACCOMPANIED CHILDREN: Unaccompanied minors not less than 10 and up to 17 years of age shall be accepted for boarding. During flight, care of unaccompanied children is the contractor's responsibility in accordance with commercial standard practice.

1.1.2.6.    PLANNING WEIGHTS: When available, the contractor shall use DoD provided weights for planning purposes. In the absence of DoD provided planning weights into the United States Central Command (CENTCOM) Area of Responsibility (AOR), the contractor shall use 320 pounds (190 pounds per passenger plus 130 pounds baggage). All other routes shall use 245 pounds (175 pounds per passenger plus 70 pounds baggage) as the planning weight.

1.1.2.7.    WEIGHT COMPUTATIONS:

1.1.2.7.1.    LOCATIONS WITH CURRENTLY CALIBRATED SCALES: At locations where currently calibrated scales are available, the Government will provide the contractor with actual body weights on the passenger manifest which will include the passengers’ weight and their carry-on baggage weight.

1.1.2.7.2.    LOCATIONS WITHOUT CURRENTLY CALIBRATED SCALES: At locations where currently calibrated scales are not available, the Government will provide the contractor a passenger manifest which includes the interrogated weight of each passenger in conjunction with the following additives to determine the total weight of each passenger specified in AMC Pamphlet 24-2 Volume 1, Table 7.2. and the Defense Transportation Regulation (DTR), Part III, Appendix V, Figure V-21, para 4.d.(2):  Boots:  5 pounds; Helmet:  5 pounds; Uniform: 5 pounds; Modular Lightweight Load-carrying Equipment (MOLLE)/Web Gear: 12 pounds; Weapon M-4: 10 pounds; Squad Automatic weapon (SAW): 17 pounds; M-9: 2 pounds; Hand Carried Baggage: 20 pounds (unless determined, through interrogation, that the carry-on exceeds 20 pounds, then an upward adjustment must be made to accommodate the extra weight.) For mixed loads of military members and their dependents (such as channel missions), the Government will provide the contractor a passenger manifest which includes the interrogated weight of each passenger in conjunction with the weight of carry-on baggage and personal items. Contractors should use FAA Principal Operating Inspector approved guidance for hand-carried baggage and personal items. All items transported in the cargo compartment of a Contractor aircraft shall be weighed.

1.1.2.7.3.    ACTUAL WEIGHTS: The Government will weigh all items transported in the cargo compartment of a commercial aircraft in accordance with the DTR. For bulk load operations, actual piece counts and weights for each piece will be provided to the contractor. For container load operations for PE Missions, piece counts and container weights will be provided to the Contractor. To ensure actual weight data is useable for proper load planning, advance communication between the transportation officer/mobility/unit representative and air carrier must take place in time to prevent any loading delays prior to going operational.

1.1.2.7.4.    NON-APPLICABILITY: The above weight computation provisions do not apply at Non-Gateway locations.  At these locations, the contractor is responsible for obtaining actual weights of passengers and all baggage in accordance with (IAW) PWS paragraph 1.1.2.3.1. PASSENGER PROCESSING AT NON-GATEWAY LOCATIONS

1.1.3.    IN-FLIGHT PASSENGER SERVICES: The contractor shall provide in-flight passenger services not less than provided on international commercial economy flights.

1.1.3.1.    BAGGAGE CONTAINERS FOR PATRIOT EXPRESS (PE) CHANNEL MISSIONS: On aircraft so equipped, contractor shall provide two (2) complete sets of serviceable baggage containers (free of holes and tears) per aircraft type. One set will be carried on the aircraft and the second set distributed to originating, enroute and destination stations. At the direction of the CO, the contractor shall pre-position containers at enroute and destination stations to facilitate baggage processing prior to aircraft arrival. The CO, in coordination with

Attachment 1

Headquarters (HQ) Air Mobility Command (AMC)/A4TP, may exempt stations from this requirement based on operational constraints. Baggage containers shall only be provided to and may be removed from the aircraft at stations equipped to properly remove, transport, and store baggage containers. All container handling will be done with commercial loading equipment or military K-loaders, slave pallets and pallet dollies. No baggage containers shall be loaded onto the aircraft by forklifts.

1.1.3.2.    BAGGAGE HANDLING FOR CONTINGENCY, EXERCISE, AND SAAM MISSIONS: Baggage handling on all Contingency, Exercise and SAAM Missions will be performed by manual loading in the bellies of the aircraft.

1.1.3.3.    BAGGAGE COMPARTMENT RESTRAINTS: When baggage is loose-loaded, baggage shall be restrained IAW established FAA guidelines, if any, to prevent baggage from falling when opening the baggage compartment.

1.1.3.4.    PILLOWS AND BLANKETS: The contractor shall provide commercially cleaned blankets at the origination and turnaround stations. Pillows shall be replaced with adequate frequency to ensure they are in a clean and serviceable condition.

1.1.3.5.    HOT TOWEL SERVICE: On flight segments over 4 hours, the contractor shall provide a moist, heated, cloth towel immediately prior to each hot meal and one hour before landing.

1.1.3.6.    IN-FLIGHT ENTERTAINMENT: The contractor shall provide audio and video entertainment system to include complimentary headsets.  A sufficient quantity of movies released within the last three years and audio will be made available to passengers throughout each flight segment.

1.1.4.    MEAL SERVICE: Contractor shall provide meal and snack service that is equivalent to the dietary/protein standards, quantity, and quality provided to their commercial international economy passengers. When possible and requested by the Contracting Officer’s Representative (COR) the contractor shall provide sample meals/snacks.

1.1.4.1.    MEAL SCHEDULE: The contractor shall furnish hot in-flight meals and snacks. The type of meal served should be appropriate for the local time of day being served.

1.1.4.2.    MEAL SERVICE EXCEPTION: Required meal service shall be based on the scheduled duration (in hours and minutes) of non-stop mission segments specified below:

•	SEGMENT LESS THAN 2+00: No meal or snack required.
•	SEGMENT 2+00 to 4+00: One snack.
•	SEGMENT 4+01 to 6+00: One hot meal.
•	SEGMENT 6+01 to 9+00: One hot meal plus one snack.
•	SEGMENT OVER 9+01: Two hot meals

1.1.4.2.1.    ELAPSED TIME BETWEEN SERVINGS: No more than six hours shall elapse between servings.

1.1.4.2.2.    MEAL SERVICE DURING MISSION DELAYS: In the event of mission delays occurring at originating, enroute, or turnaround stations not in excess of four hours, the contractor may utilize the existing catering aboard the aircraft upon departure, or, in accordance with delay procedures, the passengers may be ground fed during the appropriate meal period.

1.1.4.3.    ENTRÉE CHOICES: Passengers shall be offered a minimum of two entrée choices for the breakfast, lunch and dinner meals as well as providing a special meal when one is requested and the request is received from the Passenger Service Agent or government representative at least 48 hours prior to scheduled aircraft departure from an airport at which catering is available from a Government approved facility. Where the noon and evening meal are served on the same flight, a different entrée shall be offered for each meal. Beef products from Outside the Continental United States (OCONUS) caterers are prohibited.

Attachment 1

1.1.4.4.BEVERAGE SERVICE: Beverages shall be available to passengers throughout each leg of each mission. On fixed-buy channel missions, except for legs into Kuwait and Al Udeid, full alcoholic beverage service (beer, wine, and mixed drinks) shall be made available to passengers subject to contractors’ normal rules as to age, sobriety, charges, and schedule unless otherwise directed by the Contracting Officer (CO). Alcoholic beverages will not be provided on Contingency, Exercise, or SAAM (expansion) missions unless specified on the task order. Charges may be made to passengers commensurate with commercial operations for alcoholic beverages.

1.1.4.5.    FOOD AND WATER SOURCES: The contractor shall utilize the following guidelines and procedure for obtaining food and water from off base sources.

1.1.4.5.1.    Off-base food and water provided to DoD personnel shall be from a trusted and secure vendor and transported on a secure vehicle to the aircraft. Off-base trusted and secure vendor sources can be found at: http://phc.amedd.army.mil/topics/foodwater/ca/Pages/DoDApprovedFoodSources.aspx. On-base food and water retail sources can be used; however, on-base retail sources must have received an acceptable inspection in accordance with TB MED 530, Tri-Service Food Code, conducted by the installation medical authority.

1.1.5.    PASSENGER CARE DURING DELAYS: The contractor shall coordinate all aspects of delays to ensure adequate passenger care is provided. Airline representatives shall ensure all passengers are briefed on delay specifics; i.e. quarters, meal, and transportation provided and 24 hour contact information with specific times to either meet their transportation to return to the terminal or time to be present at the terminal for reprocessing.

1.1.5.1.    CONTROLLABLE DELAYS: The contractor shall be required to provide the following passenger care to all manifested passengers during all contractor controllable delays: hot meals (if the delay extends over a meal period), billeting and transportation to and from feeding point and billeting.

1.1.5.1.1.    OVERNIGHT DELAYS: Overnight billeting will be considered when the delay is more than four hours or a passenger convenience delay is declared. Passenger convenience delays will be declared only by the CO. For carrier controllable delays that extend beyond 24 hours, the carrier will provide commercial transportation when directed by the CO for mission essential passengers.  When passenger care during delays requires overnight billeting, the contractor shall ensure each delayed, unaccompanied passenger is afforded the opportunity to have a separate room, except for those desiring to share a room.  The following times indicate the longest acceptable elapsed time the contractor has to deliver the last passenger to billeting after overnight billeting determinations have been declared and the onsite Government representative has provided a complete list of passengers to receive billeting, and passengers receive their baggage (if applicable):

Number of passengers on aircraft:
1 – 165	2.0 hours
166-375	2.5 hours
Over 375	3.0 hours

1.1.5.1.2.    LATE BAGGAGE ARRIVAL AND ONWARD TRAVEL CONNECTIONS — CONTRACTOR NON-REIMBURSABLE: In the event any contract mission is delayed and the mission arrives at passenger’s manifested destination two hours or more after scheduled arrival time, or when passengers receive their baggage after the contract delivery times (see paragraph 1.1.10.6.1. for instances involving Distinguished Visitor/ Emergency Leave (DV/EL) passengers).  Passenger care shall be in accordance with paragraphs 1.1.5.1. Controllable Delays and 1.1.5.1.1. Overnight Delays above, if required. An announcement shall be made informing passengers of the contractor’s responsibility to provide reimbursement of penalty fees imposed on them by the commercial transportation service in which they have onward transportation, describe the process and provide all materials necessary for passengers to obtain reimbursement.

1.1.5.2.    UNCONTROLLABLE DELAYS: The contractor has no responsibility for care of passengers during uncontrollable delays. However, if asked by the CO to care for the manifested passengers on a reimbursable basis, the carrier shall provide the same level of service outlined in para 1.1.5.1.

Attachment 1

1.1.5.2.1.    LATE ARRIVAL AND ONWARD TRAVEL CONNECTIONS—CONTRACTOR REIMBURSABLE:  In the event any contract mission is delayed at any point and the mission arrives at passenger’s manifested destination after scheduled arrival time, the CO may require the contractor to care for passengers on a reimbursable basis who are unable to make onward travel connections. Care of passengers shall be limited to billeting and transportation to and from billeting arrangements in accordance with paragraph 1.1.5.1. Controllable Delays.

1.1.6.    PASSENGER CARE DURING DIVERSIONS: The contractor shall coordinate all aspects of delays caused by diversions.

1.1.6.1.    PASSENGER CARE DURING CONTROLLABLE DIVERSIONS: The contractor shall provide passenger care IAW paragraph 1.1.5, during controllable diversions, for all passengers on the aircraft who were to be off-loaded at the over flown enroute station and for all passengers awaiting pick-up at the over flown station until they are delivered at the contractor's expense to the manifested destination.

1.1.6.2.    PASSENGER CARE DURING UNCONTROLLABLE DIVERSIONS: Where the diversion is Government caused, the contractor shall provide passenger care on a reimbursable basis IAW paragraph 1.1.5, for all passengers on the aircraft who were to be off-loaded at the over flown enroute station until they are delivered to the manifested destination or until the Government provides transportation. The contractor shall coordinate transportation (i.e. air or ground) for delayed passengers with the CO as soon as possible. When the contractor provided and CO approved mode of transportation is available but not used, responsibility for affected passengers transfers to the Government. The Government will provide care for passengers awaiting pick-up at the enroute station. In the event an uncontrollable diversion is not the fault of the contractor or the Government, the contractor shall provide passenger care IAW 1.1.5 for all passengers on the aircraft, and the Government will provide passenger care for passengers awaiting pick-up at the enroute station.

1.1.7.    OFF-LOADING PASSENGERS SHORT OF MANIFESTED DESTINATION: When passengers are off-loaded short of destination at the direction of the Government, the contractor is not responsible for the care of or further transportation of such passengers.

1.1.8.    NO-SHOW PASSENGERS: When passengers are permitted to deplane during ground time while transiting a station and fail to show for departure on time, the contractor is not responsible for passenger care or further transportation. However, the contractor shall take adequate measures to brief passengers on departure time and to attempt to locate missing passengers in the terminal area.

1.1.9.    ACL REDUCTION: Should an aircraft load exceed the contracted ACL, the contractor shall determine the number of passengers, weight and or articles to be carried. Reduction in passenger ACL (bumping passengers) requires approval by the CO.

1.1.9.1 BUMPING PASSENGERS:  In the event the ACL must be reduced, for either controllable or uncontrollable reasons, the contractor shall move space-required bumped passengers on the next available scheduled service flight.  In addition, Space Available passengers already in transit from a previous station and have not reached their final manifested destination will be moved on the next scheduled service flight. The contractor is not responsible to move Space Available passengers that are not yet boarded. Care shall be provided in accordance with paragraph 1.1.5.1., Controllable Delays. If the bumping of passengers is due to a controllable reason, the passenger care shall be the responsibility of the Contractor; if due to an uncontrollable reason, the passenger care will be provided by the Contractor on a reimbursable basis.

1.1.10.    BAGGAGE SERVICES – The contractor shall provide baggage services in accordance with commercial standards and as supplemented below:

1.1.10.1.    CHECKED BAGGAGE LIABILITY: Individual contractor liability will be limited to the amounts specified in appropriate tariffs for international liability and in accordance with the Warsaw Convention, if applicable. Any claims over and above these dollar amounts will be filed by the passenger with the appropriate military branch (i.e. Army, Air Force, etc.).

Attachment 1

1.1.10.1.1.    ADJUDICATION OF LOST, DAMAGED, PILFERED, AND FOUND CHECKED BAGGAGE OR DELIVERY CHARGES AND DAMAGE AND PILFERAGE CLAIMS: All claims for lost, damaged, pilfered, and found baggage shall be settled with Government passengers within 60-days of the contractor receiving the case file from the Baggage Resolution Center (BRC) at Scott AFB, IL. Contractor shall acknowledge receipt of case files and notify the BRC of final adjudication with the passenger. Contractor shall also provide the BRC with a list of required items needed from the passenger to expedite the final adjudication process for lost, damaged and pilfered baggage.

1.1.10.1.2.    DELIVERY CHARGES INCURRED AS A RESULT OF LOST OR DELAYED BAGGAGE: All delivery charges incurred as a result of lost or delayed baggage shall be paid by the contractor with whom the claim is filed.

1.1.10.1.3.    BAGGAGE SERVICES AT NON-AMC LOCATIONS:  The baggage service requirements in para 1.1.10.    BAGGAGE SERVICES also apply to non-AMC locations. In addition, if the contractor is unable to identify the owner and an address for forwarding found or unclaimed baggage, the contractor shall contact the BRC at (618) 229-4596 for assistance in determining the correct location to forward the baggage.  The contractor is responsible for safe storage of baggage pending disposition.

1.1.10.2.    PETS:  Pets (cats and dogs only) shall be carried on PE service in the pressurized baggage compartment of the aircraft in accordance with IATA, USDA, and AMC Instruction (AMCI) 24-101, Volume 14. The contractor and the CO will mutually agree upon the number/weight of pets to be moved in the aircraft’s pressurized baggage compartments/in cabin according to aircraft type. Mutually agreed upon pet spaces/weights will not be exceeded. Contractor shall not accept any pet for shipment when the weight of the pet and carrier exceeds 150 pounds. Pets shall be accepted for carriage only at the owner’s risk and subject to the requirements of the contractor. The contractor shall make every effort to ensure the safe passage of pets and ensure pets are loaded last and properly secured prior to departure.

1.1.10.2.1.    LIABILITY FOR PETS: If the contractor is unable to move pre-booked pets because of a controllable delay or equipment malfunction, the contractor shall assume liability for all billeting and subsistence for care of passengers and pets.

1.1.10.2.2.    IN-CABIN PET LIMITATIONS: The Government requires the capability to accommodate three in- cabin pets on each flight, excluding service animals. Such pets shall be in a United States Department of Agriculture (USDA) approved pet carrier able to be placed under the seat in front of the passenger.

1.1.10.3.    SERVICE ANIMALS (INCLUDING EMOTIONAL SUPPORT ANIMALS): The contractor shall transport animals trained to assist physically impaired passengers according to DoD, USDA, and IATA guidelines.

1.1.10.4.    MILITARY WORKING DOGS: The Contractor shall transport military working dogs. The military working dogs shall be carried in accordance with DoD Instructions.  Military working dogs will be accompanied by a handler. Military working dogs are always manifested as cargo and moved in the pressurized cargo compartment of the aircraft with the exception of mission critical requirements and with the concurrence of the carrier. This should be approved on a case by case basis due to safety concerns. For channel missions (Patriot Express) military working dogs are not authorized in the cabin.

1.1.10.5.    NONCOMBATANT EVACUATION OPERATION (NEO) MISSIONS: For the purpose of noncombatant or other evacuation operations, the contractor shall respond to the operation director’s requirement to transport dependent family members and their pets to a designated safe haven. Pets will take priority over personal baggage movement in the cargo areas and may be in large numbers commensurate to the number of passengers and families. To maximize the cargo area, any number of pets can be transported in the passenger cabin.

1.1.10.6.    BAGGAGE OFF-LOAD TIMES: The contractor shall ensure that their ground handlers’ meet the baggage off-load times identified below at Gateway/Channel locations.

Attachment 1

1.1.10.6.1.    DISTINGUISHED VISITOR (DV) AND EMERGENCY LEAVE (EL) BAGGAGE: DV/EL baggage shall be treated as priority baggage and made available for pick up not later than 20 minutes after aircraft block-in time. The contractor’s onsite representative is responsible to coordinate with the Government load team or their subcontractor to ensure DV and EL baggage is clearly marked with DV/EL tags and loaded in the contractor’s required positions to facilitate compliance.

1.1.10.6.2.    FIRST BAGGAGE PIECE (CONTAINERIZED): The first piece of containerized baggage shall be on the arrival carousel not later than 20 minutes after aircraft block, with the last piece arriving at:

Number of Passengers on Aircraft	Time
1 – 165	1 hour after block in
166 – 375	1 hour 30 minutes after block in
Over 375	2 hours after block in

1.1.10.6.3.    FIRST BAGGAGE PIECE (FLOOR LOADED): The first piece of floor-loaded baggage shall be on the arrival carousel not later than 20 minutes after block time, with the last piece arriving at:

Number of Passengers on Aircraft	Time
1 – 165	1 hour after block in
166 – 375	1 hour 45 minutes after block in
Over 375	2 hours 15 minutes after block in

1.1.10.6.4.    PET ARRIVAL TIMES: Pets shall be available for pickup not later than 20 minutes after aircraft block-in time.

1.1.10.6.5.    REBOARDING BAGGAGE: After Customs clearance, contractor shall re-check and re-board checked baggage for in-transit passengers getting back on AMC missions.

1.2.    MISSION DEVIATIONS.

1.2.1.    TRIP CANCELLATION.

1.2.1.1.    General: The CO may unilaterally cancel an occasional mission, provided notification is given to the Contractor. Any verbal notification will be confirmed in writing. Large-scale cancellations or long term reduction of requirements will not normally be covered by this paragraph. Any reference to days in this clause means a continuous 24-hour period.  All "days" in this clause refer to "calendar days."

1.2.1.1.1.    A cancellation charge will be paid on missions where a schedule has been accepted and is subsequently canceled with notification given within the time frames outlined in Appendix A of the Rates and Rules. The cancellation charge will be applied to the trip price for the route segment only (ferry, stop charges, Euro control surcharge or any other additional charges will not be included). Cancellation charges will not apply to missions terminated or canceled due to weather situations or threat of hostilities beyond the control of the Contractor or the Government.

1.2.1.1.2.    Missions awarded less than 14 days prior to the operating date and subsequently canceled will be paid the cancellation charge identified in the Rates and Rules.

1.2.1.1.3.    Missions awarded less than 5 days prior to the operating date and subsequently canceled will not be paid a percentage cancellation charge. The Contractor shall submit actual incurred mission costs for reimbursement consideration.

1.2.1.1.4.    Contractor may elect to accept replacement missions in lieu of a cancellation charge.

1.2.2.    NO COST CANCELLATIONS.

1.2.2.1.    The Government will accrue one no-cost cancellation per quarter (beginning Jan, Apr, and Jul) from all Contractors (in the event of a teaming arrangement, each individual member of the team) who have operated 20 or more missions during the previous quarter (Oct will be based on missions from the previous contract). The no-cost cancellations may be applied to either fixed or expansion buys.

Attachment 1

1.2.2.2.No-cost cancellations may be used by the Government in lieu of paying a cancellation charge for missions canceled with at least 7 days notice and can be used at any time during the contract periods. If a mission is canceled with less than 7 days notice, the application of a no-cost cancellation is subject to mutual agreement.

1.2.7.2.3. No-cost cancellations will not be carried over from the current contract to the next contract

1.2.3.    DIVERTED AND REROUTED FLIGHTS.

1.2.3.1.    DIVERSIONS: The Government or the Contractor have the right to divert any trip due to the threat of, or actual hostilities, weather, medical emergency or natural disaster. The Contractor shall be paid the USTRANSCOM rate for Government directed diversions and reasonable Contractor diversions agreed to by the Contracting Officer.

1.2.3.2.    REROUTE: The Government retains the right to reroute trips, subject to mutual agreement of the parties. Contractor shall be paid at the USTRANSCOM rate for the rerouted trip using Great Circle Statute Miles (GCSM) from airport to airport, for mileage computation.

1.2.3.3.    DIVERTED OR REROUTED AIRLIFT: For the diverted or rerouted airlift contemplated by paragraphs above, when requirements generate and if the contractor is directed by the CO or his duly authorized representative, the Contractor shall, in all such instances, furnish the required services in accordance with all the terms and conditions of this contract. On previously scheduled trips where diversion and reroute takes the form of adding or deleting points of airlift, the Contractor shall immediately alter his flight plans and perform the diverted or rerouted trips in accordance with the instructions of the CO. The Contractor shall comply with all directions, including those given orally, of the CO concerning diverted or rerouted airlift and in the case of oral directions these will be confirmed in writing by the CO within three calendar days.  In the event of Contractor-initiated diversions, the CRAF Program Management Office (618) 229-1751 and the 618 AOC (TACC) Global Operations Center (618)

229-0321 & Aerial Port Control Center (APCC) (618) 229-0350 shall be notified within one hour.

1.2.4.    DEFICIT TRAFFIC. The Contractor shall depart each station with the guaranteed ACL. In the event the Contractor cannot transport the full ACL due to Contractor controllable reasons the deficit will be charged from the station where the deficit is incurred through to the first Government scheduled traffic stop where the deficit is corrected and the Government may utilize the space.  The Contractor shall be paid at the USTRANSCOM negotiated uniform price for that portion of the trip, if any, over which he transported said traffic, less a seat mile or ton mile reduction caused by the deficit. The Contractor shall not bill for the dollar value of the deficit traffic, and the Government's guarantee with respect to that mission shall be reduced accordingly. Deficit traffic moved by a Contractor on any subsequent flight will be considered as newly generated traffic.

b. Below is an example of a deficit traffic calculation. The rates are approximations, not the current negotiated uniform rate. Actual deficit reduction will be based on actual uniform rates for the appropriate period of performance.

ROUTE: KNKT-(PANC)-(RJTY)-RODN-(RJTY)-(PANC)-KNKT MILES: 16,020

RATE: $.14 (round-trip passenger rate per seat mile) ACL:  190 seats

Situation: Two seats were unavailable for use from Kadena AB (RODN) to Cherry Point MCAS (KNKT).  The two-seat deficit is calculated as follows:

8010 miles (RODN-(RJTY)-(PANC)-KNKT); multiplied by $.14 per seat mile (RATE); multiplied by two seats (number of seats not available for AMC use) = $2,242.80 Total Deficit.

1.2.5.    INCREMENTAL PASSENGER.  When requirements exceed the Maximum Standard Payloads as set forth in Appendix A of the Rates and Rules, the Government will pay the incremental passenger movement rate identified in Appendix A of the Rates and Rules for Contingency, Exercise, or SAAM requirements only.  The CO may elect to pay the appropriate rate from the Rates and Rules. Ferry on SAAMs or Exercises will not be paid for any additional seats purchased at the incremental passenger movement rate.

Attachment 1

1.3.    CARGO SERVICE – The commercial contract representative/loadmaster retains ultimate responsibility for safe cargo loading operations and ensuring cargo is loaded and secured IAW Federal Aviation Regulations (FARs) and/or the PWS. Cargo and baggage may include hazardous material Classes 1 through 9 as defined in the IATA Dangerous Goods Regulation.

1.3.1.    PACKAGING AND MARKING OF CARGO: The Government or vendor will properly pack cargo offered for air movement to prevent damage of cargo, person, or property during the flight. Shipments of material identified by the DOT as regulated must be packaged, marked and labeled in accordance with applicable FAA, IATA, and DOT regulations. If a shipment needs to be disassembled by the contractor, the contractor shall completely reassemble the shipment in its original configuration before delivery.

1.3.2.    UNAUTHORIZED RESTRICTIONS: Prior to positioning the aircraft for flight, all unauthorized restrictions to cubic capacity shall be removed from the cargo compartment. If applicable, cargo door sill guards must be deployed when on-loading or off-loading cargo.

1.3.3.    CARGO MISSIONS ON-LOADING: Not less than ten hours prior to aircraft departure, the Government will provide information on all types of cargo (i.e.: Palletized cargo, Outsized cargo, Oversized cargo, Rolling stock and Hazardous). All cargo loads will include the weight of the cargo and pallet combined when applicable. Eight hours prior to scheduled departure, the contractor’s representative or pilot in command shall provide the AMC traffic representative the planned load breakdown (aircraft capability) for each trip.  The contractor shall use the local station load planning form or contractor’s form, which shall include the following data: trip number and date; type aircraft; palletized and non-palletized cargo; ACL in pounds this segment; ACL in pounds critical segment; cube allowable in main compartment and belly compartments and compartment breakdown, including weight in pounds and cubic feet to assure a weight balance center of gravity within aircraft limitation.  The contractor shall sign the local station compartment breakdown indicating approval of load breakdown.

1.3.3.1.    SPECIAL CARGO LOADS: For special cargo loads requiring 48 hour pre-coordination from the air terminal, the contractor representative shall provide the AMC traffic representative with adjusted available pallet positions when additional tie-down reduces aircraft floor space (i.e. pallet positions) 24 hours prior to scheduled aircraft departure (to include additional tie-down/shoring requirements). The AMC traffic representative will advise the contractor of all types of cargo to be shipped not less than ten hours prior to departure and the contractor shall provide the load sequence to the AMC traffic representative not less than eight hours prior to departure.

1.3.4.    SAAM/CONTINGENCY CARGO MISSIONS ON-LOADING: Not less than 72 hours prior to aircraft departure, the Government will provide information on all types of cargo (i.e.: Palletized cargo, Outsized cargo, Oversized cargo, Rolling stock and Hazardous). All cargo loads will include the weight of the cargo and pallet combined when applicable. 48 hours prior to scheduled departure, the contractor’s representative or pilot in command shall provide the unit POC the planned load breakdown/aircraft capability (to include contour requirements) for each trip.

1.3.5.    WEIGHT AND BALANCE: The contractor shall be responsible for weight and balance of the cargo loading and shall make a visual check of cargo load and, if required, indicate approval of loading by signing the station compartment breakdown.

1.3.6.    AIRCRAFT LOADING: The Government will be responsible for the accuracy of the weights entered on the form by the loading supervisor. The Government will load the aircraft according to the contractor provided planned load breakdown.

1.3.7.    DOOR TO DOOR SERVICES: Carriers are to provide full plane load door to door, port to door or door to port services that may include trucking, storage, packing, palletization or additional services as described. Door to Door Services (Section VII of Attachment 4, Commitment, Entitlement and Ordering Procedures), if applicable, will be specified at the task order level.

Attachment 1

1.3.8.    BLUE BARK: Cargo accompanied by a BLUE BARK passenger at the commercial facility normally is accepted from the Government at planeside and delivered to the Government at planeside, unless directed by special contract provisions requiring pickup and delivery at a particular location.

1.3.9.    FUEL ON-LOAD: The contractor shall compute estimated fuel on-load when the government provides the information on cargo available for movement, reference paragraph 1.3.3. The contractor shall request an actual fuel on- load as soon as practicable after the planned load breakdown is provided to the government for each mission.

1.3.10.    MECHANIZED LOADING: Aircraft shall be equipped with mechanized roller systems and rail systems that are fully compatible with 463L configured pallets and equipment.

1.3.10.1.    ADDITIONAL TIE DOWN EQUIPMENT: When additional tie down equipment is necessary to secure the loaded pallet to the aircraft, and prior coordination is made, the contractor shall furnish it. The contractor shall provide sufficient quantities of tie down equipment for separate tie down of heavy items such as engines or other types of cargo that must be secured separately.

1.3.11.    HAND LOADING: When aircraft requires hand loading, the contractor shall ensure the aircraft is loaded in accordance with FAA requirements. Aircraft may be solid loaded provided it complies with FAR 25.857(e). Under solid loading, a fire aisle is not required.

1.3.12.    CONTRACTOR REPRESENTATIVE: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround and terminating points.  At the originating station of a cargo mission, contractor personnel shall be available four hours prior to scheduled departure time for narrow body aircraft and six hours prior to scheduled departure time for wide body aircraft. At all enroute, turnaround and terminating points, a contractor representative shall be available at least three hours in advance of all scheduled trip departures or actual arrivals, whichever is earlier.  This representative shall be responsible for providing necessary information and coordinating with Government personnel, and shall have the authority to react to and effect necessary changes. The contractor representative will operate all electrically powered mechanized systems and controls on the aircraft.

1.3.13.    CARGO DELAYED ENROUTE: If it is necessary to off-load cargo at any enroute commercial facility other than at the direction of the CO, the contractor shall immediately notify the CO of its arrangements for movement of cargo to the originally consigned designation.  The contractor shall be responsible (at their expense) for off-loading and safeguarding such cargo from loss, theft or damage by the elements or other causes and for moving the cargo to its originally consigned designation unless the contractor is relieved of this responsibility by the CO. Paragraph 1.2.4. above applies in determining whether the contractor should be charged a deficit.

1.3.13.1.    CARGO SAFEGUARDING: In the event of an incident or accident, the contractor shall be responsible for providing continuous protection of all cargo aboard the aircraft and for delivery of the cargo to the point designated by the CO. Any expenses incurred by the contractor in connection with safeguarding cargo off-loaded at the direction of the CO at any commercial field will be reimbursable to the contractor.

1.3.14.    SPECIAL CARGO (SIGNATURE SERVICE): The contractor shall provide signature service IAW AMCI 24-101 Volume 11, Cargo and Mail Policy from origin to destination of the shipment for registered mail, AMC pouches, high value cargo, and life or death urgency shipments.  The purpose of signature service is to provide continuous responsibility for custody of the material during transit. A contractor station representative or crewmember, who must be a U.S. national, shall be responsible for signing for such shipments at station of origin and obtaining the signature of an authorized Government representative at destination. The DD Form 1907, Signature and Tally Record, or the manifest accompanying the shipment may be used to sign for shipments. At enroute military stations, the Government may secure shipments during the ground time of the aircraft if requested through the Operations Center or Command Post at least one hour prior to landing. At enroute commercial stations, the contractor shall provide its own security. When a crew change is made enroute, the contractor’s station representative shall be responsible for briefing the outbound crew of the signature service shipments on board the aircraft.

Attachment 1

1.3.14.1.    UNSCHEDULED INTERRUPTION ON FLIGHTS CONTAINING SIGNATURE SERVICE:  In the event a flight containing signature service material is delayed, interrupted or terminated at an unscheduled point, immediate notice shall be given to the CO. Prompt and strict compliance with instructions received pertaining to the security of the material shall be maintained.

1.3.15.    TRANSPORTING HAZARDOUS CARGO: The Government will ensure all hazardous materials are properly prepared and cleared for air movement prior to loading the aircraft.  Prior to departure, the Government will furnish the pilot in command a written briefing to include the following information: proper shipping name, United Nations (UN) number, and hazard class and division; quantity in terms of weight or volume; location of the hazardous item in the aircraft; net explosive weight (NEW) for UN Hazard Class 1; passenger authorization; cabin smoking restrictions; and special handling instructions. When transporting hazardous material on cargo flights, the contractor shall transport material in accordance with Air Force Manual (AFMAN) 24-204(I) as provided by the DOT Exemption 7573 or 9232, as appropriate. Whenever hazardous materials are on board the aircraft, the pilot in command or designated representative shall enter the following information in the remarks section of the flight plan: proper shipping name, classification, and NEW; and shall advise the tower or ground control prior to taxiing and landing. Identification shall include aircraft identification number, NEW, or quantity of other hazardous materials, hazard class/division proper shipping name, UN number, and Estimated Time of Arrival (ETA)/Estimated Time of Departure (ETD).  Refer to Appendix 3, paragraph A3.10 Hazard Reporting.

1.3.15.1.    REQUIRED REGULATION: Contractor shall ensure each aircraft transporting explosives and other hazardous materials has on board a current copy of the International Civil Aviation Organization (ICAO), "Emergency Response Guidance for Aircraft Incidents Involving Dangerous Goods" handbook.

1.3.16.    HAZARDOUS CARGO: If the DoD manifested cargo leaks or spills while on the aircraft, qualified government personnel, if available, will assist the carrier in cleanup of the aircraft and equipment as required.

1.3.17.    AIRCRAFT LIGHTING: Lighting system will sufficiently illuminate all loading compartments of the aircraft ensuring safe conditions for cargo loading and unloading operations IAW FAA requirements.

1.3.18.    SEATS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: The Government will advise the contractor 24-hours prior to scheduled departure of the mission of the number of seats required. When requested, the contractor shall provide two seats at no extra cost for Government sponsored personnel in the heated portion of the aircraft.  During an operational stop or carrier controllable delay, the contractor shall be required to provide courier lodging, meals, and ground transportation. In the event the contractor requires an augmented crew for immediate mission support, prior approval by the CO is required. When requested and subject to the availability of space and configuration of the aircraft, a third seat shall be provided at no additional cost. In addition, such seats may be used for the carriage of persons as listed in 14 CFR 121.583 in performance of their duties.

1.3.18.1.    MEALS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: Government sponsored personnel on cargo aircraft shall be served a meal or snack equivalent to that served to flight crew members.

1.3.19.    OUTSIZED CARGO (MAXIMUM PAYLOAD: 120 S/TONS): Performance requires aircraft equipped with rear loading ramp and nose loading. The aircraft shall be capable of transporting outsized cargo and heavy equipment. Cargo to be transported is expected to exceed dimensions of a B-747.  Maximum payload: 120 ShortTons. With approval from the CO, the contractor may perform these services by subcontracting to a foreign contractor who is DoD approved pursuant to 32 CFR 861 prior to award.  Any CRAF contractor sponsoring a foreign air carrier to provide air transportation services for the DoD, must first audit that carrier to a standard equivalent to the FAA code share program. Audit results will be provided to the Commercial Airlift Division of HQ AMC for review prior to beginning the DoD air carrier survey process.

Attachment 1

1.3.20.    RESTRICTED AIRFIELDS: Performance may require airlift services not currently available directly from U.S. certificated carriers. Aircraft used for this requirement must be able to fly in foreign restricted areas. With approval from the CO, the contractor may perform these services by subcontracting to a foreign contractor who is DoD approved pursuant to 32 CFR 861 prior to award. Any CRAF contractor sponsoring a foreign air carrier to provide air transportation services for the DoD, must first audit that carrier to a standard equivalent to the FAA code share program. Audit results will be provided to the Commercial Airlift Division of HQ AMC for review prior to beginning the DoD air carrier survey process.

1.3.21.     HAND SIGNALS: All commercial carriers must adhere to operating instructions as prescribed in T.O. 36M-1-141, Operator and Operation Instruction  Material Handling Equipment System Components of 463L (19 November 1974, Change 2  - 9 June 2000).  Specifically, carriers are to follow paragraphs 1-21 a through k, 2-72 through 2-75 and figures 2-28 through 2-31. This will ensure safety when loading an aircraft and standardize the use of hand signals while approaching with material handling equipment (MHE). Requests for a copy of this instruction should be referred to AFLCMC/WNZEB, 235 Byron Street, Suite 19A, Robins AFB GA 31098-1670 or (478) 222-1675. In the event that carriers cannot access a copy of the Technical Order (TO), contact the CO for assistance.

Attachment 1

SECTION 2 – SERVICE DELIVERY SUMMARY (SDS)

2.  SDS – ACCEPTABILITY:

	ACCEPTABILITY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Passenger, Cargo and General Operations Discrepancies as outlined in Tables 1, 2 and 3 below	2.6.2.	95% or higher computed on a rolling three-month average for carriers with 20 or more departures for passenger and cargo missions.

2.1.	SDS – RELIABILITY:

	SCHEDULE RELIABILITY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide on-time arrival for all missions	2.6.1.	The contractor shall maintain an 80% schedule reliability rate, based on 40 or more segments during a given month.

2.2.  SDS – CRAF ACTIVATION:

	DISCREPANCY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide Aircraft within Required Timeframe	App 5, A5.2.10.	100%
2.	Expand Resources as Required to Support 24 hour per day Operations Center	App 5, A5.3.2.	100%

2.3.  TABLE 1 – PASSENGER DISCREPANCIES:

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Contractor Representative available within required times	1.1.1.	No mission impact identified. No validated customer complaints.
2.	Passenger Care during delays and diversions	1.1.5., 1.1.5.1., 1.1.5.1.1., 1.1.5.1.2., 1.1.5.2., 1.1.5.2.1., 1.1.6., 1.1.6.1., 1.1.6.2	No validated discrepancies or customer complaints.
3.	Pets	1.1.10.2., 1.1.10.2.1., 1.1.10.2.2.	No pet incident, injury or death caused by contractor fault.
	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Passenger Services	1.1	No validated discrepancies.
2.	Sanitation	1.1., 1.1.3.	No validated discrepancies.
3.	Seat Blocking	1.1.2.2	No validated discrepancies.
4.	Baggage Containers	1.1.3.1.	No validated discrepancies.
5.	Baggage Compartment Restraints	1.1.3.3.	No validated discrepancies.
6.	Food Service (Failure to provide all passengers meal service)	1.1.4., 1.1.4.1., 1.1.4.2, 1.1.4.2.1, 1.4.2.2, 1.1.4.3, 1.1.4.4	No validated discrepancies.

Attachment 1

7.	Food Service (Failure to use approved PHC sources)	1.1.4.5	No validated discrepancies.
8.	Baggage Off-Load Times	1.1.10.6., 1.1.10.6.1., 1.1.10.6.2., 1.1.10.6.3	No validated discrepancies.
9.	Seat Maps	1.1.2.1	No validated discrepancies.
	MINOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	In-flight passenger services	1.1.3	No validated discrepancies.
2.	Food Service (Other than failure to provide all passengers meal service)	1.1.4., 1.1.4.1., 1.1.4.2, 1.1.4.2.1, 1.4.2.2, 1.1.4.3, 1.1.4.4	No validated discrepancies.
3.	Settlement of Claims	1.1.10.1., 1.1.10.1.1., 1.1.10.1.2.	No validated discrepancies.
4.	Overhead Bin Blocking	1.1.2.2	No validated discrepancies.
5.	Pillows and Blankets	1.1.3.4	No validated discrepancies.
6.	Hot Towel Service	1.1.3.5	No validated discrepancies.
7.	In-flight entertainment system	1.1.3.6	No validated discrepancies.
8.	Approved crew rest seat covers	1.1.2.2	No validated discrepancies.

2.4.  TABLE 2 – CARGO DISCREPANCIES:

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide signature service from origin to destination.	1.3.13., 1.3.13.1.	Acceptance and continuous responsibility for custody of material during transit.
2.	Contractor Representative available within required times	1.3.11.	No mission impact identified. No validated customer complaints.
	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide seats and services for Government Sponsored Personnel	1.3.18., 1.3.18.1.	Seats and services are available when requested by the CO 24 hours in advance
2.	Cargo compartment serviceable with no obstructions	1.3.2., 1.3.9.	100%
3.	Provide Aircraft Lighting	1.3.17.	Sufficient to illuminate potential floor tripping hazards, overhead clearance, and cargo loading doors.
4.	Safety Barriers	4.7.	No validated discrepancies.
	MINOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide tie-down fittings and devices	1.3.10.1.	Available in sufficient quantities when required

2.5.  TABLE 3 – GENERAL OPERATIONS:

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Failure to obtain approval for extended parking.	5.10., 5.10.1, 5.10.2	No validated discrepancies.
	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	All aircraft systems fully operational	1.	No mission impact identified
2.	Air/Ground Crews compliance with safety (adherence to AFIs, Regs, etc.)	1	No validated discrepancies.

Attachment 1

2.6.  SCHEDULE RELIABILITY AND ACCEPTABILITY

2.6.1.SCHEDULE RELIABILITY:

2.6.1.1.    Schedule reliability will be calculated separately for cargo and passenger performance and for each contractor performing regardless of team association. The contractor’s schedule reliability rate shall be based on on- time arrivals on a monthly basis. The reliability percentage will be calculated as follows:

Reliability percentage = number of segments flown – number of carrier controllable delays number of segments flown

2.6.1.1.1.    Segments arriving more than thirty (30) minutes after the scheduled arrival time for contractor- controllable reasons will be given one (1) delay. All arrivals, other than the originating station, will count towards carrier’s reliability; this includes technical stops for carrier convenience. A contractor-controllable delay of thirty (30) minutes or less will not be counted in the schedule reliability rate.

2.6.1.2.    A delay shall be deemed to have occurred at the segment’s arrival location if the contractor’s aircraft does not arrive within thirty (30) minutes of the scheduled arrival time. The scheduled arrival time shall be as established IAW Section F-2 in the contract. After the occurrence of a primary delay, the remaining segments in a given mission will be reset to account for the primary delay time incurred. If, for carrier controllable reasons, any following segment arrives thirty (30) minutes after the adjusted scheduled arrival time, the carrier will incur an additional delay. Where a follow-on mission with the same aircraft is scheduled to originate within 12 hours of a delayed mission termination, the Contracting Officer will allow a schedule adjustment NOT TO EXCEED 4 hours to the follow-on mission.

2.6.1.2.1.    The contractor is required to originate all subsequent AMC missions with that aircraft on schedule, with its own aircraft or substitute service. The determination of whether a delay to a subsequent mission is the sole and direct consequence of delay to an earlier mission will be made by the CO. All passenger care requirements for contractor-controllable delays as required in paragraph 1.1.5. Passenger Care During Delays through 1.1.6.2. Passenger Care During Uncontrollable Diversions shall apply to all affected missions.

2.6.1.2.3. If a contractor controllable delay causes full or partial mission cancellation, a contractor-controllable delay may be incurred for each segment not flown as determined appropriate by the CO.

2.6.1.3.    The contractor shall maintain an 80% (percent) schedule reliability rate as the minimum acceptable standard of performance, based on 40 or more segments during a given month. Where volume is less than 40 segments, reliability will be reviewed on a case-by-case basis.

2.6.1.3.1.    Schedule reliability percentages will be rated as follows:

Rating	Reliability Percentage
Exceptional	97% - 100%
Very Good	92% - 96%
Satisfactory	86% - 91%
Marginal	80% - 85%
Unsatisfactory	0% - 79%

2.6.1.3.2.    Missions experiencing contractor controllable primary delays will be subject to a reduction (based on the sum of all primary delay times in hours) of the mission’s live mile price as follows:

Total Delay Time per Mission	Percent Deduction
<12 hours	0%
12-24 hours	2%
>24-48 hours	6%
48+ hours	10%

Attachment 1

2.6.2.    ACCEPTABILITY PERFORMANCE RATE:

2.6.2.1.    Passenger, Cargo and General Operations discrepancies are divided into three categories: Critical, Major and Minor. The following criteria applies to each category: One (1) critical discrepancy equals two (2) violations; one (1) major discrepancy equals one (1) violation; and three (3) minor discrepancies equal one (1) violation.

2.6.2.2.    A contractor’s discrepancy performance rate will be computed on a monthly basis to determine the level of contract violations. This rate is computed by dividing the total number of mission segments performed during the period into the total number of discrepancies for that period. Mission segment inspections will be performed at stations in the routing, including origination, turnaround and enroute, where COR or a CA can inspect the aircraft. The discrepancy performance rate will be computed as soon as possible after USTRANSCOM/TCAQ-C receives the monthly discrepancy reports.

2.6.2.3.    The contractor’s schedule acceptability rate will be calculated to the nearest whole number. Less than .5 will round down and .5 or more will round up. For example, a carrier has 18 discrepancies (e.g., violations) for the three-month period. Total mission segments operated are 349.  Acceptability rate is calculated as 331 divided by 349 = .948 or 95%.

2.6.2.4.    A discrepancy will be established whenever the contractor’s aircraft or service is in violation of the items outlined in this SDS.  During an inspection, each type of discrepancy will be counted only once (i.e. multiple bags not delivered within baggage off-load times will be one major discrepancy).  The overall performance threshold for all discrepancies is an average of 95% for a consecutive three-month period with a total of 20 or more departures from originating and turnaround stations.  Where volume is less than 20 departures, discrepancies will be reviewed on a case-by-case basis. Failure to maintain a performance threshold of 95% or more may be reason for termination, pursuant to the contract, clause 52.249-8 Default, located in Section I. Nothing in this paragraph shall limit the right of the Government to terminate this contract for other reasons or to limit any other rights and remedies provided the Government by law or under this contract.

2.6.2.5.    If a contractor’s performance threshold falls below 95% for a three-month period, the Government may elect not to order expansion airlift for a minimum of one month. The one month period shall commence on the 1st of the month following the three-month period on which the discrepancy rate was computed until the last calendar day of that month. If missions are awarded to the contractor, the Government’s standard paid ACL reduction will be 2%.

2.6.3.    INSPECTION PROCEDURES: Inspections will be accomplished in accordance with (IAW) table 2.0 through 2.5 above and the Quality Assurance Surveillance Plan (QASP).

SECTION 3 – GOVERNMENT-FURNISHED PROPERTY AND SERVICES

3.    GENERAL INFORMATION: When Government resources or contracted Enroute Support Services (ERS) are available and IAW intra-agency and intra-Government agreements are in place, the Government will furnish necessary equipment and personnel to provide the following services at military or commercial installations (originating, enroute, and terminating stations) at no cost to the contractor except as otherwise provided in this Section. The contractor shall coordinate with the COR or Airfield Manager where performance is to occur to ensure those services needed are available to complete the mission. These services will also be provided at AMC APOEs when contractor’s aircraft are scheduled in a manner to preclude depositioning to home maintenance base between missions as determined by the CO.

NOTE: All carriers transiting through the AMC Enroute System shall provide technical data necessary for routine servicing of their aircraft (i.e. re-fueling, de-icing, and towing requirements) to AMC Enroute units as required.

Carriers shall ensure that AMC Enroute units are notified when routine servicing technical data is updated.

3.1.    TRANSIENT ALERT AND RAMP SERVICES:

•	Landing.
•	Follow-me vehicle.
•	Pushback and Towing (when requested by a location, training shall be provided by the contractor).

Attachment 1

•	Parking.
•	Chocking and grounding of aircraft.
•	Positioning, connecting, operating, and depositioning of aircraft ground power unit.
•	Fireguard for engine starts.
•	Positioning, connecting, operating, and depositioning of engine start carts.
•	Positioning, operating, and depositioning of compressor for airing of struts and tires.
•

Nitrogen may be used when available to inflate aircraft tires or struts on a non-reimbursable basis. A qualified technical contractor representative shall be present to supervise, provide all required attachment fittings, and service the items.

•

Position and deposition aircraft jacks for tire changes. Military owned jack will be provided if a suitable jack is available. A technically qualified contractor representative shall advise what capacity jack is required, and whether using military or commercial jack, the contractor representative shall jack the aircraft.

•	Ramp sweeping (includes snow on taxiways/ramps).
•

To-plane service of de-icing fluid appropriate for the aircraft and supply of oxygen (gaseous or liquid oxygen (LOX)) on a reimbursable basis. Equipment and necessary operators shall be furnished for de- icing at no cost; the de-icing fluid shall be furnished on a reimbursable basis.

NOTE: In an emergency, into-plane service of hydraulic fluid, supply of oxygen, de-icing fluid and servicing of struts/tires will be provided by the Government on a reimbursable basis. A technically qualified contractor representative shall supervise emergency servicing to assure compliance with procedural requirements.

•	Maintenance stands when required for ground servicing operations.
•	To-plane fuel servicing. A contractor representative shall connect/disconnect the fuel hose to/from the aircraft Single Point Refueling (SPR) and monitor vents.
•	Concurrent Servicing Supervisor (CSS) and fuel vent monitors in accordance with TO 00-25-172 when a concurrent ground servicing is accomplished. (NOTE: See paragraph 3.9., Concurrent Servicing.)
•	Tractor and driver (for extended parking services)

3.2.    TERMINAL AND TRAFFIC SERVICES: Terminal and traffic services to include the following:

•	Passenger processing.
•	Passenger manifesting and documentation.
•	Pet processing, manifesting, and weighing
•	Baggage handling (weigh, tag, load and unload), except at Gateway locations. The contractor is responsible for accurate placement on the aircraft relative to weight and balance.
•

Passenger and crew boarding stairs/loading bridge jet way. Entrance doors are not to be opened until stairs have been positioned as close to the aircraft entrance as possible without hindering the opening of the doors.

•	Customs clearance (Government traffic only).
•	Medical clearance (passengers only).
•	Agriculture inspection (if required).
•	Immigration clearance.
•	Cargo receiving, processing, documentation and positioning for loading.
•

Loading, tie down, and unloading. Loading shall be in accordance with the load breakdown provided by the contractor on AF Form 4080, Load/Sequence Breakdown Worksheet, or equivalent.  The load supervisor shall annotate the form to show the actual load.

Attachment 1

•	Cargo manifesting.
•	Cargo shoring.
•	Cargo handling equipment, including 463L pallets and associated cargo restraining nets.
•	Potable water (includes equipment and into-plane servicing).
•	Baggage carts.
•

Lavatory servicing, including positioning, hookup, operation and depositioning of servicing unit. Anti- freeze solution mix of approximately 50/50 potassium acetate to water will be furnished on a non- reimbursable basis. Contractor is responsible for additional anti-freeze solution if contractor operating specifications require a stronger mix. This shall be done subsequent to Government-furnished lavatory servicing. At joint use airfields when the contractor terminates a commercial or military mission and parks the aircraft on the commercial side allowing adequate time to accomplish normal fleet servicing, and then later positions the aircraft for an AMC mission, lavatory servicing shall be on a reimbursable basis. Note: When an aircraft is positioned from a commercial mission from a commercial airport and requires lavatory servicing, the Government will provide it to the contractor on a reimbursable basis.

•	Flight line transportation for crews where commercial transportation is not permitted access to the aircraft parking area or where unavailable.
•	Position, connect, operate, and deposition the ground air conditioning or heating units.
•	High lift truck for galley servicing at those military bases where commercial catering service is not available.
•	Loading and unloading route support items at military installations.
•	Tractor and driver in support of extended parking.

3.3.    ENVIRONMENTAL SUPPORT:

•

It is AMC’s intent to provide crash and rescue support on a reimbursable basis, where fuel spills occur as a direct result of malfunctioning contractor equipment which has not been properly maintained, or negligence of the contractor.

•

Fuel spills requiring the service of Government fire and crash personnel will be investigated for cause by qualified Government personnel familiar with commercial aircraft. When it is clearly shown that the cause of the spill is a recurring one, which the contractor has neglected to repair, it will be documented by the inspector, and submitted to the Contracting Officer’s Representative (COR) and forwarded to CA for review.

•	If the CA determines that the contractor has been negligent in maintaining the equipment responsible for the spill and subsequent cleanup, the CA, in coordination with the CO, will direct the fire department to submit the charges for cleanup to base finance and subsequent billing to the contractor. The contractor will be notified of the spill, its cause, and the contractor’s responsibility for reimbursement to the Government.

3.4.    EMERGENCY HEALTH SERVICE FACILITIES: Emergency medical services to contractor air crews and personnel on a reimbursable basis in accordance with Air Force Handbook (AFH) 41-114, Table 42.

3.5.    LEVEL I ANTITERRORISM TRAINING: Initial training will be offered to all contractor personnel permanently assigned overseas, in accordance with Air Force Instruction (AFI) 10-245, Standard 25, by an AT Level II or Subject Matter Expert (SME) trainer. Refresher training will be offered annually to all contractors and is offered by Computer Based Training (CBT) at website: https://Jkodirect.jten.mil or by anyone that has attended AT level II (coordinate with the wing AT Officer for a Level II trained individual).

3.6.    SPECIAL HANDLING EQUIPMENT: Special handling equipment (which is not commonly used on military aircraft), such as tow bars, may not be available at military installations and must, therefore, be furnished by the contractor. Contractor shall also furnish personnel to operate and maintain such equipment.

Attachment 1

3.7.    PASSENGER MANIFESTING: For all passenger missions operating through Baltimore-Washington and Seattle Tacoma IAP, the Government will perform manifesting and check-in to include boarding, seat assignment, issuance of boarding pass, baggage weighing, tagging, and placing of baggage on conveyor at baggage check-in. Contractor shall perform all other functions.

3.8.    PETROLEUM PRODUCTS: The contractor may purchase aircraft petroleum products at any military base other than those facilities that are serviced by commercial sources (unless specific approval is granted by supplemental agreement), for use in performing services hereunder.  Purchase of petroleum products by the contractor at any military base shall be in accordance with DoD 4140.25M and subject to the procedures set forth in paragraph 3.9., Concurrent Servicing, below. When available, petroleum products will be furnished to the contractor at the Department of Defense worldwide standard price in effect on the day of delivery. The DLA Energy website provides current information on DoD standard prices (http://www.dla.mil/Energy/Business/StandardPrices.aspx). A fuel purchase agreement (FPA) with Defense Logistics Agency Energy is required. Contact DLA Energy at DLAENERGYFPA@dla.mil.

3.8.1.    CONTRACTOR AUTHORIZATION TO PURCHASE GROUND PETROLEUM PRODUCTS: Contractor is authorized to purchase ground petroleum products at overseas military installations for use in company owned ground vehicles required for performance of this contract. Petroleum products will be furnished to the contractor at the Department of Defense worldwide standard price in effect on the day of delivery. The DLA Energy website provides current information on DoD standard prices (http://www.dla.mil/Energy/Business/StandardPrices.aspx).  A fuel purchase agreement (FPA) with Defense Logistics Agency Energy is required. Contact DLA Energy at DLAENERGYFPA@dla.mil.

3.9.    CONCURRENT SERVICING: When CSS is directed, the following guidance shall be followed when concurrently servicing passenger aircraft with or without passengers aboard, and cargo aircraft at military installations:

3.9.1.    FINAL APPROVAL: The Wing/Base Commander is the final approval authority for ground servicing operations and the overall safety associated therewith.

3.9.2.    CONCURRENT SERVICING SUPERVISOR (CSS): When required, a CSS will be provided by the Government when concurrently servicing contractor aircraft at military installations.

3.9.3.    SUPERVISORY CONTRACTOR REPRESENTATIVE (SCR): Contractor shall provide an SCR for concurrent servicing.  The SCR shall:

•	Prior to beginning servicing operations:

Advise the CSS of contractor’s procedures, if applicable, for switch loading aviation fuel. Inform the CSS of vehicle status.

•

Ensure civilian vehicles involved in a concurrent servicing comply with standards required by AFI 91-203 Air Force Consolidated Occupational Safety Instruction and TO 00-25-172 with emphasis on Chapter 5, TO 00-25-172 CL1 and TO 00-25-172 CL2. Additionally, associated servicing equipment not designed or approved for use within a hazardous location may be moved into or within the fuel servicing safety zone (FSSZ), if pressurization of the refueling equipment is stopped. Re-pressurization of the refueling equipment shall not resume until the servicing vehicle's engine is shut down while in the FSSZ or the vehicle leaves the FSSZ.

•	Maintain communications with the CSS during all stages of refueling.
•

Perform responsibilities as outlined in TO 00-25-172, Ground Servicing of Aircraft and Static Grounding/Bonding, Chapter 5, paragraph 5.5; TO 00-25-172 CL-1 Checklist Concurrent Servicing of Commercial Contract Cargo and Passenger Aircraft dated 20 Nov 89 with Change 12 dated 19 Oct 13; TO 00-25-172 CL-2 Checklist Concurrent Servicing of Commercial Contract Cargo Aircraft dated 07 Aug 2009 with Change 1 dated 12 Jun 2013.

3.9.4.AUTHORIZED VEHICLES: Authorized vehicles shall not operate closer than 25 feet of aircraft fuel vents, SPR connections, and refueling equipment during fuel servicing of the aircraft. All other vehicles are restricted to 25 feet from fuel vents and must remain outside of the 50 foot fuel servicing safety zone.

Attachment 1

3.9.5.    AUXILIARY POWER UNIT (APU): All aircraft operating missions shall be equipped with an operable APU that will be used to provide power and air-conditioning when ground power units are not available.

3.9.6.    FLIGHT CREW BRIEFING: Prior to beginning fuel servicing, the flight crew shall ensure required exits are open, brief passengers that fuel servicing will be conducted and on the restrictions on operating electronic equipment, and give passengers the option to deplane.

3.9.7.    INERTIAL NAVIGATION SYSTEM (INS): The aircraft Inertial Navigation System (INS) may remain energized during a fuel servicing operation.

3.9.8.    RADIOS AND RADAR SYSTEMS: The aircraft radios and radar systems shall not be on during the fuel servicing operation.

3.9.9.    ELECTRICAL SYSTEMS: No aircraft electrical systems shall be activated during the fuel servicing operation except those required for servicing.

3.9.10.    CSS CONCURRENCE: When concurrent servicing operations are in progress, all contractor personnel (including flight crews), unless previously cleared, shall report to and receive the CSS's concurrence prior to entering the servicing area.

3.9.11.    WING AND FUEL VENTS: When servicing cargo aircraft, the CSS and his/her assistant (on inter phone) will also monitor both wing fuel vents.

3.9.12.    COPY OF CONTRACTOR’S AIRCRAFT REFUELING PROCEDURES: For passenger aircraft only, a copy of the contractor's aircraft refueling procedures shall be located on the aircraft and made available to the CSS, as required.

3.10.    BILLETING AND MEALS: Billeting and meals for contractor's crews, and Government-owned property required in support of this contract not specifically provided for in other provisions of this contract, may be provided by the Government at the discretion of the Base Commander of the military installation involved.  Except as provided in paragraphs 3.1., Transient Alert and Ramp Services, and 3.2., Terminal and Traffic Services above, other services at military bases, where commercial services are not available, or not available on a timely basis, may be made available to the contractor on an emergency basis only, as determined by the CO or CA.  Billeting and meals for contractor's crews shall be on a reimbursable basis.

3.10.1.    BILLETING AND MEALS FOR CONTRACTOR EMPLOYEES: At overseas locations, contractor's employees who are involved in the performance of this contract may be furnished billeting and dining facilities on a reimbursable basis, as prescribed by local base regulations. In addition, commissary, Base Exchange privileges, and other logistic support may be granted to such employees and dependents in accordance with such implementing instructions as may be issued by area or Base Commander concerned. The CO or CA will periodically review the scope of support furnished, and advise the Commander concerned as to any change in status of the contractor personnel that would affect their eligibility to receive the support. Minor dependents of a U.S. citizen, who are employed by the contractor overseas in performance of this contract, are authorized dependent education on a space available, tuition basis in the DoD dependents schools as provided in DoDEA Regulation 1342.13.

3.11.    AEROSPACE GROUND EQUIPMENT (AGE): AGE and traffic handling and servicing equipment, with necessary operators, furnished by the Government shall be on a non-reimbursable basis. Technical services and maintenance labor provided, as well as supplies and parts issued, shall be on a reimbursable basis and in accordance with and subject to the provisions of:

(1)	Air Force Installations - Air Force Instruction (AFI) 23-101, Chapter 5.
(2)	Army Installations - DFAS-IN 37-1.

3.12.    CONTRACTOR USE OF MILITARY COMMUNICATIONS FACILITIES: Contractor will be permitted to utilize military telephone in those areas where commercial circuits are not available and it is in the best interest of the Government as determined by the CO or CA. Contractor’s use of military communications facilities shall be limited to transmission and reception of airlift mission support traffic and shall not interfere with military command and control traffic.

Attachment 1

3.13.    CONTRACTOR STORAGE SPACE AT MILITARY INSTALLATIONS: At the discretion of the Installation Commander, the Government will furnish office, warehouse, and storage space at military installations for contractor's representatives and supply support items and equipment to the extent available. Such office, warehousing and storage space, including utilities (heat, air-conditioning, light, power, water, and sewage), concomitant to the use of such space, will be provided to the contractor on a non-reimbursable basis.  All requests for office, warehouse, and storage space shall be made to the Base Commander through the CO or his delegated representative. The contractor will include a written plan coordinated through the local legal, COR & base/installation realty office covering the proper disposal of hazardous waste, utility hook up/disconnect, and disposition of equipment/waste at the end of the contract. The disposition part of the plan will also include the names and phone numbers of any rental equipment providers when the item is stored on the base/installation. In addition, intra-base communications will be provided on a non-reimbursable basis commensurate with the availability of circuits. When provided, the space will be on an as-is condition with regard to partitions, walls, lighting, electrical wiring, plumbing, etc. No modification to buildings will be made unless specifically authorized by the Base Commander, other than minor modifications to existing facilities as approved by the Base Commander. Requests by the contractor for construction of facilities on any military installation shall be submitted directly to USTRANSCOM/TCAQ-C. Necessary coordination will be taken by USTRANSCOM with the major air command (MAJCOM) concerned. Contractor shall not undertake such construction until notified by USTRANSCOM that construction has been approved.

3.14.    WARSAW CONVENTION: When passengers embark at airfield or commercial airport facilities not normally operated by the contractor or its agents, the Government will ensure proper ticketing or other notice to passengers on the applicability of the Montreal Convention for the Unification of Certain Rules for International carriage by Air and the Warsaw Convention, if applicable, and that carrier liability under the Conventions may be limited.

3.15.    SECURE COMMUNICATIONS EQUIPMENT:  Secure Telephone Equipment and an associated facsimile machine will be furnished to each carrier possessing a SECRET Facility Clearance and approved for safeguarding at the SECRET Level, as sanctioned by the Defense Security Services. The equipment will be used for the receipt of classified communications from HQ AMC or other applicable government agencies. Maintenance of this equipment to include necessary hardware and software upgrades will be the conducted by AMC and required periodic rekey functions will be performed by the contractor. Equipment will be inspected and tested by CRAF Program Management Office personnel when performing site visits. The acquisition and maintenance of a GSA approved safe for the storage of classified information is a contractor responsibility. Each carrier will report secure communications equipment inventory to HQ AMC/A3BC on an annual basis no later than 31 January.

3.16.    WEATHER FORECASTING (Domestic): Weather forecasting via military airfield weather facilities and DoD weather information systems.

3.    17. ENROUTE FLIGHT PLANNING ASSISTANCE (Domestic): Enroute flight planning assistance, to include:

3.17.1.    Flight planning facility.

3.17.2.    Electronic and/or manual flight planning equipment.

3.17.3.    Transmission of flight plan to air traffic control (ATC) agencies.

Attachment 1

SECTION 4 – GENERAL INFORMATION

4.0GENERAL OPERATIONS: Throughout the life of the contract, including any extension described elsewhere, the contractor shall participate in the CRAF program and maintain the minimum aircraft commitment(s) outlined in Attachment 4, Commitment, Entitlement and Ordering Procedures, Section II Aircraft Commitment Requirements. For contractor TAs, each member of the TA bears joint and several liability for failure of either the contractor TA in the aggregate, or its individual contractor members performing hereunder, to maintain the same level of CRAF capability throughout the contract term.

4.0.1.      MOBREP/TAG: The Mobility Representative (MOBREP) is the primary point of contact for the contractor, with whom the CRAF Program Management Office maintains communication during peacetime and CRAF activation. The Technical Advisory Group (TAG) is a team of qualified airline representatives designated and provided by CRAF carriers, to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of the CRAF. Members of the TAG may be called upon during CRAF activation to provide advice on the use of the CRAF.

4.0.1.1.    MOBREP TRAINING SEMINARS.   The MOBREP and/or member(s) of the TAG shall attend MOBREP training seminars, when offered. The Government will reimburse the Contractor for food, travel, training seminar fee(s), and lodging expenses incurred for up to 2 MOBREPs consistent with the Joint Travel Regulations (JTR). Other costs may be allowed as reimbursable, if determined appropriate and authorized in advance by the CO prior to the Contractor incurring the costs.

4.0.2 CRAF READINESS ASSESSMENT VISIT: HQ AMC/A3B will conduct readiness visits on a 24 month cycle (approximately). The contractor shall provide an agenda detailing the day’s activities to A3B personnel listing specific responsibilities by each office being evaluated.  The Readiness assessment will include programs established by the carrier i.e., chemical/biological warfare suit training, handling classified material, and the storage, maintenance and operation of government furnished equipment. The assessment team will also evaluate the planning and command and control functions leading up to the execution of CRAF missions during a simulated activation scenario commensurate to the carrier’s commitment to a particular segment. Areas of interest mandated by the current Commercial Charter Airlift Services Contract and the National Industrial Security Program Operating Manual will also be subject to evaluation. The evaluation checklist will be made available to the contractor no later than 30 days prior to the visit for planning purposes.

4.1.    CONTROL OF AIRCRAFT: The contractor shall maintain control over the aircraft listed in Appendix 3A to the extent necessary to assure the contractor’s ability to meet its guarantee under CRAF. After tcontract award, contractors may only offer additional aircraft as replacements for aircraft removed from the CRAF fleet, either their own aircraft or a team member’s aircraft. In the case where a team is unable to replace their own lost capacity, the CRAF PMO will determine a suitable source for the replacement aircraft.  At any time during the contract period and upon demand of the CO, the contractor shall furnish evidence that demonstrates required control of the aircraft. The contractor shall not part with control of any aircraft accepted by USTRANSCOM and listed in Appendix 3A unless the loss is beyond the control of the contractor (such as aircraft accident), or the CO, has agreed to the substitution of other acceptable aircraft and has accomplished such substitution by contract modification. In accordance with approved and incorporated Teaming Arrangements, teams are joint and severally liable for the commitment of aircraft in Stage I. If an accident results in the loss of an aircraft, and no substitute will be provided, the contractor shall notify the CO in writing within 24 hours and shall provide the information required in Appendix 3, paragraph 3. The parties agree that failure of the contractor to maintain control of any aircraft listed in Appendix 3A, unless loss of the control is beyond the control of the contractor (such as aircraft accident) or approved by the CO, will constitute failure to have a currently existing capability to perform services called for and will justify termination of this contract under the clause entitled "Federal Acquisition Regulation (FAR) 52.249-8, Default (Fixed-Price Supply and Service) Alternate I." In lieu of default, the Government may, at its option by unilateral contract modification, reduce its purchase of airlift services for passengers or cargo, or both, during the remaining period of the contract by an amount equal to the award share for the remaining period of the contract attributable, under the formula used to determine the original contract award entitlement, to the aircraft removed from the USTRANSCOM contract creditable mobilization base and deleted from Appendix 3A.

Attachment 1

4.1.1.    EXAMPLES OF FAILURE TO MAINTAIN CONTROL: Examples of failure to maintain control within the intent of this paragraph are as follows:

(1)    failure to retain U.S. registry;

(2)    leasing of aircraft to unapproved foreign contractors;

(3)    dry leasing of aircraft to US airlines or aircraft operators not possessing a temporary or permanent certificate issued by the DOT; or

(4)    removal of aircraft from active utilization (in storage, out of service, or parked) and not flyable for reasons other than maintenance, repair, and overhaul (MRO) or modification. Aircraft temporarily removed from active utilization that are mission capable within 24 hours are considered to meet the control requirements of this contract.; however, under no circumstances, including aircraft out for MRO or modification, will the allowable planned or actual duration exceed 90 days. The carrier is responsible to notify the CO immediately when an aircraft is placed in storage, and reaches a status such that it cannot be returned to mission capable status within 24 hours, or when an aircraft is projected to be, or, has been taken out of service for MRO or modification, exceeding 90 days.

4.1.1.1.    REQUIREMENT TO MAINTAIN CONFIGURATION CONTROL: Contractor must also maintain configuration control in such a manner as to meet capabilities reflected, validated and submitted on CRAF Aircraft Basic and Performance Data Sheets.  Aircraft whose configuration is temporarily changed from that submitted on the data sheets must be mission capable in the offered configuration within the times spelled out in Appendix 5, paragraph A5.2.10, Response Time, to be considered to meet the configuration control requirements of this contract.

4.2.    SECURITY: While on military installations or on military portions of commercial facilities, contractor and subcontractor personnel shall comply with security regulations promulgated by the military installation or activity Commander. Security regulations are directive in nature and shall be adhered to by all contractor and subcontractor personnel. Contractor will comply with the provisions of the National Industrial Security Program Operating Manual (NISPOM).

4.2.1.    REGULAR AND FREQUENT ENTRY INTO RESTRICTED/CONTROLLED AREAS: Where regular and frequent entry into restricted/controlled areas at a military installation is required by contractor or subcontractor personnel for ground handling of aircraft, the contractor or subcontractor personnel must meet the requirements established by AFI 31-101, Chapter 7, paragraph 7.2., AFI 31-401, and DD Form 254. Applications for personnel security eligibility determinations shall be made from the contractor to the Personnel Security Management Office for Industry (PMSO-I).

4.2.2.    FACILITY SECURITY CLEARANCE: The contractor will be processed for a facility clearance (FCL) at the appropriate level and must meet eligibility requirements for access and safeguarding of classified information and or equipment. The contractor will not be afforded access to classified information until the FCL (interim or active) has been granted by the Defense Security Service (DSS).

4.2.3.    PERSONNEL SECURITY CLEARANCE:  An employee may be processed for a personal clearance (PCL) when the contractor determines that access is essential in the performance of tasks or services related to the fulfillment of the awarded contract. The contractor shall limit requests for PCLs to a minimal number of employees necessary for operational efficiency, consistent with contractual obligations and other requirements of the NISPOM. Periodic reinvestigations associated with the security clearances will be submitted to PSMO-I within the required DoD time lines.

4.2.3.1.    NON-AIRCREW SECURITY CLEARANCES: Personnel designated by the contractor to perform duties specified as follows must possess a SECRET security clearance.

•	Overall CRAF planning.
•	Liaison and communications supervisory duty at either HQ AMC or its alternate.
•	Mobilization Representative (MOBREP)/Technical Advisory Group (TAG) attendees.
•	Facility Security Officer (FSO)
•	Sufficient flight operations dispatchers to manage the carrier’s CRAF missions.

Attachment 1

4.2.4.    OPERATIONS SECURITY (OPSEC): The contractor shall be responsible for OPSEC procedures when operating missions for the DoD to include safeguarding critical information. Contractors must ensure employees to include aircrew receive OPSEC training upon initial assignment to a contract with OPSEC requirements. Information such as flight schedules, hotels where crews are staying, passengers/cargo, return trips, and other facts about the international mission shall be kept close hold and only communicated to persons who have a need to know this information. Flight crews should be aware of persons who are seeking information about the contractor, flights, passenger units and equipment being transported, etc. They should seek to maintain a low profile while operating DoD missions. If the contractor has questions about OPSEC they can be addressed either to the CO in USTRANSCOM/TCAQ-C or personnel in the CRAF Program Management Office at HQ AMC/A3BC.

4.2.5.    CONTRACTOR COMPANY PERSONNEL AND COMPANY FACILITY SECURITY OFFICER (FSO): The contractor shall appoint a company FSO. The contractor shall establish appropriate safeguards preventing individuals who are not cleared from gaining access to classified information, material, and Government furnished Secure Voice Equipment. Responsibility for security of classified information, material and Secure Voice Equipment rests with each individual who is authorized access. The FSO shall provide the Government with an annual inventory of all government furnished equipment (GFE) by 31 January or at the request of HQ AMC/A3BC. The Secure Voice Equipment inventory (i.e., KSV-21 card) shall be documented and signed by the FSO using the Standard Form 153, COMSEC Material Report which will be provided by the Secure Voice Responsibility Officer at AMC/A3BC. Other GFE shall be inventoried on the CRAF Form 1297, Government Furnished Equipment, and signed by the FSO. The company FSO shall maintain a current list of cleared personnel and flight deck aircrew personnel who may have access to mission essential information during activation. This list shall be made available for verification during on-site surveys by DoD personnel who have a need to know, and provided to HQ AMC/A3BC when requested.

4.2.6.    AUTHENTICATION MATERIALS: Flight deck crewmembers may require certain authentication documents in order to perform missions while CRAF is activated. When appropriate, authentication materials and identification friend or foe (IFF)/selective identification feature (SIF) operating instructions shall be made available to flight deck crewmembers at military Base Operations and Route Briefing sections provided they present proper identification. Initial issue of these documents shall be as required to cover elapsed time from departure station to destination and return, or to the first enroute station having the capability to provide adequate storage and additional distribution.

4.2.7.    AIRCRAFT PHYSICAL SECURITY: Contractor aircraft at military installations will receive the same degree of physical security as provided military aircraft in like status. Ingress and egress procedures to and through control points and restricted or controlled areas shall be established to permit crewmembers access to their aircraft.

4.2.7.1.    AIRCRAFT SECURITY: The contractor shall establish a program to prevent unlawful seizure of aircraft.

4.2.7.1.1.    OTHER THAN ACTIVATION MISSIONS: At airports, bases, and air terminals where there is an AMC presence or where US forces are present and responsible for deployment or redeployment of forces, the military will be responsible for security processing of passengers for on- or off-load. At enroute or operational stops and at locations where there is no AMC or military presence, security processing of passengers shall be the responsibility of the contractor.  At these locations, the contractor shall satisfy the requirements of the Transportation Security Administration (TSA) security program for charter operations in commercial service.

4.2.7.1.2.    ACTIVATION MISSIONS: During CRAF activation, the contractor shall arrange security for active CRAF missions at non-USAF/DoD controlled locations. At a minimum, this security shall meet the requirement of two armed personnel with immediate response, and two additional armed personnel with a five-minute response.

4.2.7.1.3.    “NO SHOW” PASSENGERS: Contractor shall off-load baggage to gate for "No Show" passengers unless that baggage has received customs pre-clearance and IAW applicable regulations.

Attachment 1

4.2.7.2.    AIRCRAFT IDENTIFICATION: Aircraft shall have the livery of the operating contractor on both sides of the fuselage commensurate with industry practice. Any livery other than the operating contractor must be approved by the CO prior to departure.

4.2.8.    CLASSIFIED CORRESPONDENCE: Classified material will be forwarded to contractors via secure phone, secure fax, or registered mail, return receipt. The method selected will be based on the content of materials and any associated time constraints. In order to ensure a current inventory of classified material is being stored by the contractor, the originator will notify the appropriate FSO in the contractor's area, by voice or in writing, when classified material is being sent. This notification will contain the subject and date of the material, number of copies, and mailing address.

4.2.8.1.    RECEIPT OF CLASSIFIED MATERIAL: Contractor personnel may receive necessary classified materials or information, after providing appropriate Government personnel with proper identification (i.e., valid passport or company identification (ID) card) and meets the requirements as described in paragraph 4.2.8.2.

4.2.8.2.    CLASSIFIED/UNCLASSIFIED OPERATIONS BRIEFING: Contractor aircrews may receive upon request, at any enroute location with military intelligence support, an UNCLASS (unclassified) operations briefing, which may include all known threats, communications requirements, and security concerns pertinent to their route of flight. The briefing’s content shall be tailored by AMC depending on mission requirements.  During contingencies or CRAF activation, contractors may receive the same or similar (sanitized) operations briefings, Concept of Operations (CONOPS) and Special Instructions (SPINS) as military aircrew.

4.2.8.2.1.    HANDLING OF CLASSIFIED MATERIAL: In addition to the briefing outlined above, the briefing officer will insure that the pilot in command is aware of the following:

•

Receipt for Classified Material:  The briefing envelope contains information affecting the national defense of the U.S. and is issued for use while flying.  Part of this information is classified and extreme care should be exercised to preclude its being compromised. Upon terminating the flight, all material shall be given to the military base operations officer. If that is not possible, the material will be destroyed in accordance with the next bullet, Destruction of Classified Material, below. All classified material shall be accounted for by means of the AF Form 310, Document Receipt and Destruction Certificate, or a comparable receipt. Prior to accepting material, the pilot in command should insure that sufficient legible copies of the receipt form are available to allow one copy for the recipient at the destination and one copy for the pilot in command’s personal file.

•

Destruction of Classified Material: In the event of an emergency where it appears that the classified material cannot be protected, it shall be burned or destroyed by other means to render recognition impossible. In this event, complete the destruction certificate on the SF 153, COMSEC Material Report, or AF Form 310, Document Receipt and Destruction Certificate. Provide a copy of this form to the issuing office and retain one copy to be held for the required two years.

4.2.9.    COMMON ACCESS CARDS (CACs): Some contractor personnel may require Common Access Cards (CACs) in the performance of this contract. CACs may be created and approved in the Department of Defense Trusted Associate Sponsorship System (TASS) by a USTRANSCOM Trusted Agent (TA) if the contractor has a Tier 1 (T-1) background investigation or higher background investigation and favorable fingerprint checks. CACs will not be issued simply for ease to enter DoD installations. CACs remain the property of the Department of Defense and every one issued will be returned to DoD control upon expiration, revocation, or no longer required.

4.3.    NAVIGATION ROUTE KITS: Navigation route kits are provided by the Government through the National Geospatial-Intelligence Agency (NGA) and the Defense Logistics Agency (DLA). NGA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use flight information publications and charts during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of activation.

Attachment 1

4.3.1.    NUMBER OF KITS REQUIRED:  Contractors must maintain and keep current a minimum of two kits, with either a hard copy or DVD of the Flight Information Publication – one for an aircraft and one for Flight Operations. The Government will not furnish more kits than what is required for the number of aircraft a contractor has in CRAF plus one for Flight Operations. Upon activation, contractors shall increase the number of kits to equal the number of aircraft committed to the CRAF stage being activated. All adjustments to a contractor’s navigation route subscription will be accomplished by contacting the FLIP account custodians at HQ AMC/A3BC (618) 229- 1751.

4.3.2.    STORAGE AND MAINTENANCE: Government-furnished navigation route kits are stored, maintained, and kept current by the contractor at no expense to the Government. Upon activation, the contractor shall place and keep current a kit aboard each aircraft called up, which shall remain with the aircraft during activation operations.

4.3.3.    REPLACEMENT CHARTS AND FLIGHT INFORMATION PUBLICATIONS (FLIPs): When participating in DoD contract airlift, the pilot in command may obtain replacement charts, FLIPs, etc., from any DoD Base Operations.

4.    4. CREW DUTY DAY REQUIREMENTS: Carriers must comply with applicable FAA flight and duty time limitations and rest requirements and company rules.

4.5.    FLYING IN CONTROLLED AIRSPACE: All contract flights shall fly over established airways, domestic or international, and in controlled airspace. Exceptions may be made to this requirement where it is impractical to follow airways or fly in controlled airspace, provided airways are intersected at the first practical point and departed at the last practical radio navigational fix near destination, or when area control or established airways do not exist within a flight information region. Economic considerations will not justify deviation from this procedure.

4.6.    MAINTENANCE:

4.6.1.    SCHEDULED MAINTENANCE AT MILITARY INSTALLATIONS:  No scheduled maintenance except enroute or turnaround service and safety of flight items shall be accomplished at military installations under the terms of this contract except as otherwise authorized by the CO. The Contractor shall arrange for such maintenance and shall arrange with Transient Alert for movement to and from the authorized on-base location where maintenance is to be performed. It shall be the responsibility of the Contractor to arrange for extensive emergency aircraft maintenance and to provide for movement to and from the selected maintenance activity without charge to the Government. Requests for performance of maintenance, other than enroute or turnaround servicing, shall be submitted to the CA and the local Operations Center or Command Post. If any maintenance service is to be performed, including enroute, turnaround, safety of flight, or scheduled maintenance during ground time of aircraft, the contractor shall notify the local COR or AMC Command and Control (C2) for international services; domestic services, the contractor shall notify the local Operations Center/Command Post agencies with the following information:

(1)    Specific type of maintenance to be performed;

(2)    Anticipated duration;

(3)    Type of Government Furnished Service desired in conjunction with performance of the turnaround or enroute maintenance service;

(4)    Any reimbursable support desired in conjunction with performance of the turnaround or enroute maintenance service; and

(5)    Any change in status or type of work to be performed subsequent to initial notification shall be immediately communicated to the agency notified (International AMC C2/Domestic Installation Command Post).

4.6.2.    ENROUTE TURNAROUND MAINTENANCE CHECKS AND SERVICING:

4.6.2.1.    INTERNATIONAL: Except as otherwise specified in the contract, no charge will be made for any Government furnished services required to perform enroute turnaround maintenance checks and servicing. If any services or material are required to perform other than turnaround maintenance checks and servicing, such services or material shall be provided on a reimbursable basis.

Attachment 1

4.6.2.2.    DOMESTIC: The Installation Command Post will coordinate the above information with Maintenance Control to assure proper spotting of the aircraft in relation to the degree of hazard associated with the maintenance work to be performed. Aerial Port Quality Assurance Personnel (QAP) and any other base agencies will also be notified by the Operations Center/Command Post. Except as otherwise specified in the contract, no charge will be made for any government furnished services required to perform en route turnaround maintenance checks and ground servicing (see T.O. 00-25-172). If any services or material are required to perform turnaround maintenance checks and servicing, such services or material will be provided on a reimbursable basis in accordance with AFI 10- 1002 and AFI 23-101.  Requests for reimbursable services will be passed from the Operations Center/Command Post to the QAP who will arrange for performance of the required services. Contractor shall comply with the AF "Foreign Objects Damage Prevention Program" in accordance with AFI 21-101.

4.7.    SAFETY BARRIERS: All passenger and cargo doors used for on-loading and off -loading of passengers, baggage, and cargo aboard contract aircraft shall be equipped with a safety barrier at chest or waist level. The safety barrier shall be in place when the cabin or cargo door is open except when actually on-loading or off-loading passengers/cargo or when loading stairs are positioned.

4.8.    AIR ROUTE TRAFFIC CONTROL CLEARANCE OF AIRCRAFT: Commercial aircraft landing permits are required for all military installations while performing AMC contract missions. Commanders are authorized to impose a penalty landing fee for any aircraft which lands at a military base without prior authority (a valid DD Form 2401), except for bona fide emergency landings. The contractor shall use the appropriate FAA or ICAO clearance form when clearing aircraft from military airports.

4.9.    CIVIL AIRCRAFT LANDING PERMIT: The contractor shall obtain approval for landing at all military installations accordance with AFI 10-1001. Refer to Appendix 3, paragraph 11 Civil Aircraft Landing Permit for specifics.

4.9.1.    For AF installations, Contractors shall request approval from TCAQ-C.

4.9.2.    For all other military installations, Contractors shall refer to the reverse of the DD Form 2401 for instructions.

4.9.1.    CRAF ALTERNATE LANDING PERMIT: If applicable, the contractor may obtain alternate landing permits for Air Force from HQ USAF/A3, James Rogers, e-mail address: james.a.rogers88.civ@mail.mil, Phone: 202-404-7886.

4.9.2.    REVOKING PERMITS: The appropriate service approval authority may revoke landing rights for particular flights during this contract for military reasons (for example, military operations) without incurring any obligation on the part of the Government.

4.9.3.    GOVERNMENT OBLIGATION: The Government is not obligated to provide services, supplies, equipment, or facilities other than landing, taxiing and parking areas. Fuel and oil purchases, supply and service charges, and landing fees shall be governed, as appropriate, by AFI 10-1001 and AR 95-2. Purchases of fuel made necessary by use of a CRAF alternate weather or operational stop shall not be considered as part of the fuel adjustment as otherwise provided under the terms and conditions of this contract.

4.9.4.    FLIGHT PLANS: All Aircraft departing Air Force installations must have a flight plan on file with Airfield Management Operations prior to takeoff.

4.9.5.    ALTERNATE AIRPORTS: When planning alternate airports for missions, contractors shall consider the following: Foreign off-load destinations; U.S. military airfields; or airfield with U.S. military facilities should be given first priority. 618 Air Operations Center (AOC) Tanker Airlift Control Center (TACC) shall provide preferred alternatives for each mission based on forces, supplies and desired off-load locations.) Every effort shall be made to contact the nearest or first available AMC C2 agency before proceeding to an alternate.

4.10.    AIR ROUTE TRAFFIC CONTROL CLEARANCE OF AIRCRAFT:

Attachment 1

4.10.1.    FAA OR INTERNATIONAL CIVIL AVIATION ORGANIZATION (ICAO) CLEARANCE: The Contractor shall use the appropriate FAA or ICAO clearance form when clearing aircraft from civil airports. When clearing from military installations, DD Form 175, Military Flight Plan, or appropriate FAA or ICAO clearance form may be used. Civil aircraft commanders are vested with self-clearance authority; therefore, military clearance officers are not required to sign clearance.

4.10.2.    UNAUTHORIZED LANDING AT AF INSTALLATIONS: Commanders are authorized to impose a penalty landing fee for any aircraft which lands at a military base without prior authority (a valid DD Form 2401) except for bona fide emergency landings. For unauthorized landings at AF installations, the installation commander will take action in accordance with AFI 10-1001, Civil Aircraft Landing Permits.

4.11.    GENERAL AIRFIELD INFORMATION: The DoD has identified operational hazards and restrictions at certain military and commercial airfields worldwide. The AMC publication entitled, “Airfield Suitability and Restrictions Report,” (ASRR), identifies airfield restrictions specifically for AMC aircrews to facilitate awareness and mitigate risk. Contractors can obtain the current edition of this publication at no cost, available for advisory purposes only, by contacting the following office:

HQ AMC/A3AS	TELEPHONE: (618) 229-3112
402 Scott Drive, Unit 3A1 Scott AFB IL 62225-5302	FAX: (618) 256-2019

4.11.1.    CERTIFICATION AIRFIELDS: The ASRR also lists “certification airfields” which are the equivalent to FAA-designated “special airfields.” Operations into these airports are exposed to increased risk due to unique hazards. These fields have unique operating procedures requiring increased aircrew awareness and familiarity. This contract requires that at least one pilot member of an aircrew operating a DoD mission into a designated certification airfield, shall have performed pilot duties to that airfield within the past twelve months or reviewed an FAA- accepted pictorial or video detailing airfield hazards within 30 days prior to performing the DoD contract mission. Contractors shall ensure that aircrews are adequately briefed on all restrictions at applicable airfields, including certification airfields, and properly trained before performing any mission into these airfields.

Contractors can obtain DoD “Airport Qualification Program” (AQP) videos for some certification airfields at no cost, available for advisory purposes only, by contacting the following office:

DIMOC	TELEPHONE: (888) 743-4662
Building 3, Room 107	FAX: (570) 895-6106
11 Hap Arnold Blvd Room 101 Tobyhanna, PA 18466-5102	E-Mail: askdimoc@dma.mil Website: www.DefenseImagery.mil

4.11.2.    AIRFIELD APPROACH DATA: Airfield approach data acquired and generated by AMC for use in military flight operations will be provided to the contractor at no cost. The information is provided without warranty of accuracy or suitability for commercial aircraft operations.  The contractor remains responsible for safety of flight to include verifying the accuracy and suitability of airfield approach data and reconciling any conflict that may exist between AMC provided data and standard commercial data. The contractor may communicate the AMC provided data to other parties only if the disclaimer of US Government responsibility for accuracy and suitability is prominently incorporated. AMC airfield approach data information will be passed at the time of mission scheduling except for after duty hours or for short-notice missions where departure has a window of less than 24 hours. Under such circumstances, the contractor should contact the 618 AOC (TACC) at (618) 229-0320 for contingency missions, (618) 229-0321 for channel missions, and (618) 229-0323 for SAAM and exercise missions.

4.12.    TECHNICAL ASSISTANCE IN SUPPORT OF THE CRAF: Upon receipt of a Change Order from the CO, the Contractor shall furnish to the Government, technical advice and information designed to provide maximum coordination and expeditious, efficient and effective utilization of the CRAF. Such technical advice shall consist of the furnishing of technical personnel to participate in meetings and exercises and preparing or assisting in the preparation of informational material, including but not limited to manuals, documents, listings, reports, specifications and other data, as required. It is expressly understood and agreed that all information, assistance and advice to be provided to the Government by the Contractor hereunder shall be solely of an advisory or consulting nature and this agreement does not contemplate, require or authorize any agreement between the Contractor and other air carriers which may have similar agreements with the Government.

Attachment 1

4.13.    PETROLEUM SUPPORT: Upon completion of round trip missions, contractors are entitled to purchase sufficient Petroleum, Oil, and Lubricants (POL) at DoD standard prices for movement of the aircraft to its nearest home base.    If the contractor is depositioning their aircraft to a point other than its nearest home base, the amount of fuel at DoD standard prices shall not be more than that quantity which would be needed to deposition to the contractor's nearest home base.

4.13.1.    POL FOR ONE-WAY TRIPS: Upon completion of one-way trips, contractors are entitled to purchase sufficient POL at DoD standard prices for movement of the aircraft to point of origin of the trip or to the home base nearest to the point of origin, if within the general area of the point of origin of the live trip. If the contractor has commercial business for the ferry trip, the contractor is entitled to purchase POL at the DoD standard price from the destination point of the one-way mission to the point of origin of the commercial mission as long as this station is less distant than the original ferry leg.

4.13.2.    POL FOR ONE-WAY OR ROUND TRIPS: Upon completion of one-way or round trip missions, contractors shall be allowed to purchase POL at DoD standard price for ferrying from one coast to another when positioning to originate another AMC mission. Fuel at DoD standard price also will be provided to permit the return of an aircraft to the opposite coast (or any point short of the opposite coast) if the mission originated on the opposite coast regardless of the location of the contractor's home base.  Contractors may not transit other military bases enroute while ferrying cross-country.

4.13.3.    POL PRODUCTS AT MILITARY BASES: At military bases, POL products of military specifications will be provided to contractors, as required, on a reimbursable basis. Military fuels JP-5 and JP-8 are acceptable substitutes for commercial fuels. Contractors will provide their own unique requirements of commercial type oils, lubricants, and fluids.

Attachment 1

SECTION 5 – SPECIFIC INFORMATION – INTERNATIONAL

5.1.    PASSPORTS: To support international travel, all company personnel supporting AMC overseas missions shall have a current and valid passport.

5.2.    COMMUNICATIONS: When operating AMC missions, contractor operations centers will be required to maintain voice, facsimile, and e-mail connectivity with AMC Command and Control (C2) agencies.

5.2.1.    MESSAGES: The following air traffic control (ATC) and operational messages are necessary for proper control and flight following of contracted aircraft by the 618 AOC (TACC) over standard communication channels.

•	ATC Messages: These shall be filed in accordance with established ATC procedures.
•

Operational Messages: There are three kinds - departure, arrival, and advisory. Addressees should be the next intended landing site operation center, the appropriate contractor, and the 618 AOC (TACC).

5.2.2.    STANDARD COMMUNICATIONS: When standard communications are not possible, the crew should communicate the following information to their company HQ (or the most accessible military flight facility) by the most rapid and efficient method at their disposal: Greenwich (Z) Time of Arrival; Estimated (Z) Time of Departure; proposed destination and estimated arrival times (Z); maintenance problems; and any other information as necessary.

5.2.3.    COMMUNICATIONS PROCEDURES: The contractor shall keep appropriate AMC C2 agencies informed of mission progress or deviations. For all missions (including live and positioning segments), contractor shall report advisory arrival and departure information, along with mission deviations (including frustrated cargo) within 10 minutes of occurrence, as follows:

•	Contingency missions: (618) 229-0320
•	Channel missions: (618) 229-0350 (APCC)
•	SAAM and exercise missions (618) 229-0323

Arrival and departure information for ARINC and overseas (bullets above) shall include the following:

ARRIVAL	DEPARTURE
Mission Number	Mission Number
FAA Aircraft Registration Number (Tail Number)	FAA Aircraft Registration Number (Tail Number)
Station	Station
Time of Arrival	Actual Time of Departure (ATD)
*Estimated Time of Departure (ETD)	Next Station
Next Station	Estimated Time of Arrival (ETA)
**Full description of the reason for deviation	**Full description of the reason for deviation

* If mission is delayed beyond scheduled ETD, report delay cause, and estimated time aircraft will be in commission (ETIC).

**If deviation for cargo related issues (i.e.: cargo not presented IAW load plan, frustrated cargo, cargo damaged), report a summary and likely remediation plan.

5.2.4.    ESTABLISHING COMMUNICATIONS WITH DESTINATION STATION: On all flights, when an aircraft is approximately two to three hours from destination, the aircrew shall establish contact with or have information relayed to the destination station. The following data shall be passed: mission number and FAA aircraft registration (Tail) number; ETA destination or alternate and delay time if anticipated; and any significant maintenance problems. Thirty minutes prior to arrival, contractor shall notify all originating, transiting, and terminating AMC C2 agencies of the following information: mission number; (Tail number); verified or revised ETA; maintenance status; fuel required (as applicable); any other operational information that will reduce ground time or enhance ground time or enhance ground handling activities.

Attachment 1

5.2.5.    ESTABLISHING COMMUNICATIONS WITH TRANSIT STATIONS: When transiting a station at which a Command Post, Operations Officer, Contingency Response Group (CRG), Air Mobility Liaison Officer (AMLO), or other AMC airlift representative is located, the Contractor shall provide the local AMC agency an estimated block time at least two hours prior to arrival. On a follow-on mission, the Contractor shall provide the following information to the AMC Operations or Command Post at the last off-load station prior to the ferry legs: tail number; ETD from last off-load station; ETA at first on-load station after ferry leg; applicable mission number.

5.2.6.    POINT-TO-POINT COMMUNICATIONS: Aircraft movement messages shall be transmitted in the clear:

(1)    All contractor C2 agencies shall be equipped with Government furnished secure telephones and facsimile machines to receive or transmit material up to the SECRET level. Classified information will be transmitted over secure equipment.

(2)    Message exchange between contractors and 618 AOC (TACC) shall be routed in accordance with the IATA airline seven-letter addresses and the ICAO/Air Force Transportation Network (AFTN) eight-letter addresses. These addresses are the central contact point at each location. It then becomes the responsibility of each contact point to establish procedures to ensure international routing of all messages.

(3)    When necessary to relay messages between circuits using different procedures than above, it shall be accomplished between ARINC and FAA.

5.2.7.    618 AOC (TACC) OPERATIONS CENTERS: 618 AOC (TACC) Operations Centers are primarily concerned with monitoring mission status. Only under cases of an extreme emergency or out of regular business hours will guidance be provided by the Operations Center if relevant to mission accomplishment.

5.2.8.    DEVIATION FROM MISSION SCHEDULE: Except for emergency or safety reasons or for routine overflights of a carrier scheduled operational stop, the CO must authorize deviations from mission schedules. Coordinate via TCAQ-C for 618 AOC (TACC) approval prior to any other deviation from mission schedule.

5.2.9.    EARLY DEPARTURE AND EARLY ARRIVAL: Contractor aircrews shall request early departure through their operations center dispatch.  The contractor’s dispatch shall forward the request to the 618 AOC (TACC) per paragraph 5.2.3. When requesting early departure, aircrews need to consider the impact of early arrival on all down line station operating hours and workload restrictions. Deviating from scheduled departure times is not authorized unless approved by the 618 AOC (TACC).

5.2.10.    PASSENGER MISSION ARRIVALS AT U.S. COMMERCIAL AIRPORTS: Notify the airport operator and the TSA Federal Security Director assigned to the airport of arrival details and intent to deplane passengers into an airport sterile area at least 24 hours prior to landing.

5.3.    ROUTE SUPPORT: The contractor shall request authorization for international route support in direct support of an AMC mission from the CO at least 24 hours prior to schedule departure. Contractors will not be charged for use of Government-owned pallets and nets in moving route support material, nor for labor and equipment required for on- or off-loading. The contractor shall comply with import regulations as required by the host nation. To ensure this responsiveness, route support may be provided as follows:

5.3.1.    INTRACOMPANY ROUTE SUPPORT: When there is ACL available (either above the standard ACL or below the priced ACL), the contractor may use the ACL available without limitation to move intracompany route support (e.g., deadhead crew) necessary for the performance of the contract under which the trip is made, when such use will not impact the Government’s guaranteed ACL. In the event the excess capability is inadequate or nonexistent, at least 24 hours in advance, the contractor may request CO approval for a reduction in the guaranteed ACL up to and including 10 percent to move their own route support.  If the contractor is unable to meet needs within this 10 percent limitation, the contractor may use the route support procedures for either intercompany or revenue support. Deficit traffic will apply in accordance with paragraph 1.2.4. above.

5.3.2.    INTERCOMPANY ROUTE SUPPORT: Intercompany route support must utilize space not needed by the Government and deficits shall not be permitted. Prior to contractor’s use of intercompany route support, permission shall be requested from the CO. Contractor may use the sample intercompany route support found at Appendix 3B when requesting CO approval.

Attachment 1

5.3.3.    REVENUE ROUTE SUPPORT (ORGANIC): There will be times when contractors are unable to support themselves adequately through the route support means provided for in paragraphs 5.3.1. Intracompany Route Support and 5.3.2. Intercompany Route Support above.  When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support). Credit may be given and billing accomplished using special account handling procedures. Revenue route support request and authorizations shall be in similar format as outlined in Appendix 3D. Military orders are not required. An information copy shall be furnished to USTRANSCOM/TCAQ-C. Such traffic will be assigned movement priorities commensurate with Government traffic.

5.3.4.    PRIORITIES: During CRAF activation, route support traffic shall be assigned the same movement priority as AMC military route support traffic.

5.4.    SCHEDULED TRAFFIC AND OPERATIONAL STOPS: The Government will have the right to on- and off-load traffic at all points listed in the item descriptions set forth in the Task Order (TO) and at operational or diversion stops providing this does not interfere with the contractor's ground operations or delay their departure. A minimum of 24 hour notification/approval by the carrier is required. Even though operational stops are reflected in the published schedule, the contractor may over fly such stops and the Government may not force the contractor to land at such stations for the sole purpose of on- and off-loading traffic. For onload traffic there must be a manifesting agency at that location that can manifest traffic IAW the DTR (eligibility, passenger screening, actual weights, Emergency Point of Contact (EPC) data, capability of collecting Fees (Head Tax/FIS),and capable of sending manifest information to down line stations and Customs and Boarder Protection (CBP) for all passport holders entering the U.S.. The contractor shall notify the 618 AOC (TACC) Duty Officer of any anticipated over flight prior to departure from the previous station at (618)229-0320 for contingency missions; (618) 229-0350 for channel mission and (618) 229-0323 for SAAM and exercise missions. Special care shall be taken to ensure any on- load or off-load of passengers at operational stops does not conflict with the diplomatic clearance or customs required of the country involved. Contractor is not responsible for passenger or customs processing of on- and off- loading passengers at operational stops. When an operational stop will exceed one hour in duration, the contractor shall allow passengers to deplane. The contractor shall assume full responsibility for the passengers who deplane during the operational stop.

5.5.    REDUCTION OF ACL AND DEFICIT TRAFFIC: In the event the contractor cannot transport the GACL, the ACL may be reduced with the concurrence of the CO and Deficit Traffic may be charged in accordance with paragraph 1.2.4. above.

5.5.1.      EXCESS ACL: The use of excess GACL for either passenger or cargo must be authorized by the CO in advance.  The Government may utilize excess GACL as follows:

5.5.2.    CO APPROVED SUBSTITUTION OF LARGER AIRCRAFT TYPE: When a contractor is granted approval to substitute with a larger aircraft type than awarded in accordance with TRANSFARS 5552.247-9002, “CONTRACTOR’S FAILURE TO PROVIDE SERVICE”, the Government is entitled to transport additional passengers or cargo (depending on type of mission) up to the standard ACL of the substituted aircraft at no additional cost.

5.5.3.    EXCESS WEIGHT CAPACITY: Unless otherwise specified on the task order, when aircraft performance data allows, the Government is entitled to excess weight capacity at no additional cost. The amount of weight utilized over the GACL of either an awarded aircraft type or a substituted aircraft type constituting excess ACL will be determined by the limits of the gross take-off and other certificated weights of the aircraft.  The Government is not entitled to transport excess ACL if the contractor would be required to make an otherwise non-scheduled operational stop as a result of the carriage of the excess ACL.

5.6.    UNUSUAL WEATHER CONDITIONS:  Whenever possible, the Government will make every effort to delay a mission at the originating station in instances when severe weather (for example, a typhoon) is forecast for the terminating station, rather than permit the mission to proceed to an enroute station and then be delayed. Contract missions will be permitted into military stations under either actual or forecast typhoon or hurricane condition I or II, provided such flights are conducted in accordance with FARs applicable provisions of the Foreign Clearance Guide and have the approval of the departure and destination station AMC Commander (Base Commander where there is no AMC Commander). This approval shall be obtained prior to originating each flight segment entering the above forecast conditions. There are no restrictions relative to actual or forecast typhoon condition III or IV.

Attachment 1

5.6.1.    WEATHER DIVERSIONS: When the station is below a contractor’s weather minimum and is a scheduled traffic stop, the contractor is expected to hold short at the preceding station or carry sufficient extra fuel for extended holding until approval to divert is obtained from the CO or a designated representative. In the event of an authorized diversion, the contractor shall provide surface transportation to the scheduled traffic stop. Authorization for over flights will consider the volume of the enroute on-load and off-load in relation to the destination load.

5.7.    AUTHORITY TO LEAVE UNSAFE AIRCRAFT: According to Section 2640, Chapter 157, 10 U.S. Code, the following shall apply with regard to the authority to leave unsafe aircraft:

5.7.1.    DETERMINATIONS TO LEAVE UNSAFE AIRCRAFT: AMC Air Carrier Survey Team members or ramp inspectors, the Military Surface Deployment and Distribution Command (SDDC), or such other agencies as may be designated by the Secretary of Defense (or if there is no such representative reasonably available, the senior officer on-board a contract mission) may order members of the armed forces to leave a contract mission if the representative (or officer) determines a condition exists on the aircraft which may endanger the safety of the passengers. If serious deficiencies exist, the appropriate AMC representative will initiate an operational immediate message to the next higher headquarters with a copy to USTRANSCOM/TCAQ-C. In cases where such deficiencies exist, only the FAA representative has the authority to ground the commercial aircraft in question.

5.8.    CLEARANCES: The Government will provide the contractor with all passenger and cargo data necessary for the completion of aircraft clearance including customs, immigration, public health and similar documents. The contractor shall retain responsibility for furnishing appropriate agencies all required manifest, immigration, and border clearance documents, covering all personnel and cargo aboard the aircraft upon entry into the U.S. or a foreign country.  The contractor shall also be responsible for payment of any charges, fees, or taxes based upon use of terminal facilities by or for passengers or cargo. The Government is not obligated to pay, or reimburse the contractor for payment, of any such charges. The Government will reimburse the contractor for any fine assessed, pursuant to a court or administrative order of the U.S., for violation of any immigration law or regulation resulting from the transportation of a passenger in reliance upon clearance by the Government.

5.8.1.    LANDING RIGHTS: The contractor is responsible for obtaining necessary landing rights or privileges and visas, passports, restricted area passes and gate passes for crews, route support personnel and contractor employees to ensure total compliance with all local security requirements.

5.8.2.    DIPLOMATIC CLEARANCES: Contractor shall comply with the Aircraft Diplomatic Landing and over fly Clearance Procedures as outlined in Appendix 4.

5.9.    AUTHORIZED TRANSPORT OF GOVERNMENT PERSONNEL ON FERRY SEGMENTS: Government personnel traveling for contract administration purposes are authorized transportation on the ferry segments of contract flights.

5.10.    EXTENDED PARKING: All parking must be coordinated at the earliest known time, in advance of projected arrival. Any request for extended parking will be reviewed on an individual basis.

5.10.1.    CRITERIA FOR CONSIDERATION OF REQUESTS FOR EXTENDED PARKING: Evaluation of the contractor's request for extended parking privileges will be considered based on the following:

(1)    Positioning of aircraft in advance of time stipulated in the contract so as to prevent delays due to weather, crew limitations, or other reasons.

(2)    Back-to-back scheduling of aircraft for a follow-on AMC mission.

(3)    Other programmed mission requirements.

(4)    Aircraft programmed or scheduled for subsequent commercial operation on termination of a military mission at a military station will not be granted extended parking privileges.

Attachment 1

(5)    When towing services are not available for the immediate re-spotting of an aircraft from a terminating mission, the contractor shall furnish any required taxiing crews. Towing equipment and crews required in the repositioning of an aircraft resulting from the above action, or from a maintenance area, shall be contractor- furnished, with the exception of the tractor and driver, which will be furnished by the Government.

(6)    The Government shall not be responsible for late positioning of contractor aircraft due to the lack of towing tractors, other equipment, or personnel. Equipment or personnel may be withdrawn from contractor use for higher priority AMC mission support

5.10.2.    PROCEDURES FOR REQUESTING EXTENDED PARKING: Use the following procedures in requesting approval for extended parking:

(1)    Contractor may submit a request any time prior to arrival of the aircraft. The request should be submitted directly to the airfield manager.

(2)    The local airfield manager’s office or base operations will advise the contractor whether the request has been approved, or disapproved prior to the arrival of aircraft.

5.11.    COMMERCIAL AIRCRAFT GROUND TIMES: TACC planners and controllers will ensure commercial contracted cargo mission ground times are be based on narrow body or wide body aircraft types as listed in the table below:

Planning Ground Times (Cargo Aircraft)
Aircraft Type	Originating	Terminating Stations	Enroute Stations	Turn-around Station	Exception L-100
Narrow-Body	2+00	2+00	2+00	2+30	1+00
Wide-Body	3+00	3+00	3+30	3+30	N/A

Notes:

1.    When a Wide-Body aircraft terminates an active mission and originates to another mission, ground time is 3+30 hours.

2.    When establishing schedules, TACC planners and commercial schedulers retain flexibility to determine actual ground times based on particular mission needs.

Planning Ground Times (Passenger Aircraft)
Contracted ACL	Originating	Terminating Missions	Enroute Missions	Turn-around Missions
250 or less	2+00	2+00	N/A	N/A
251 or more	3+00	3+00	N/A	N/A
170 or less (small aircraft)	N/A	N/A	1+30	2+00
171 – 260 (medium aircraft)	N/A	N/A	2+00	3+00
261 or more (large aircraft)	N/A	N/A	3+00	3+00

Notes:

1.    When a Wide Body Aircraft terminates an active mission and originates to another mission, ground time is 3+30 hours.

2.    When establishing schedules, TACC planners and commercial schedulers retain flexibility to determine actual ground times based on particular mission needs.

5.11.1.    STATION DELAY: The commercial carrier will provide a plan that attempts to return the mission back onto the originally scheduled times as allowed by follow-on arrivals, slot times, and mission needs. TACC/XOC controllers will ensure prior coordination with applicable agencies (Air Mobility Command Center, Command Post, Base Ops, Aerial Port, APCC, Etc...) is accomplished and appropriate deviation codes are accurately applied to all mission types.

Attachment 1

5.12.    SECURE LAUNCH: When secure launch is required and implemented, the 618 AOC (TACC) mission controller (XOC) may communicate a hold or abort order to the contractor representative (dispatcher) and USTRANSCOM/TCAQ-C. The contractor dispatch shall in turn pass the secure launch, hold or abort order directly to the aircrew.  If a hold or abort order is given, the aircrew shall not launch the aircraft.  Aircrews should be prepared to hold in place until the approval to launch or the abort order is received from their operations center dispatch.  The 618AOC/TACC/XOZ is the mission launch approval officer.

5.13.    POSITIVE LAUNCH: When positive launch is required and implemented, the 618 AOC (TACC) mission controller (XOC) will immediately notify TCAQ-C of locations requiring positive launch approval. The contractor shall contact the 618 AOC (TACC) one hour prior to departure for all aircraft impacted by Positive Launch. The 618 AOC (TACC) will provide a launch approval, hold, or abort order which the contractor shall pass directly to the aircrew. If a hold, or abort order is issued, the aircrew shall not launch the aircraft. Aircrews should be prepared to hold in place until approval to launch is received from their operations center dispatch. The 618 AOC (TACC)/XOZ is the mission launch approval officer.

5.14.    GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCWDE): The contractor shall develop and incorporate GCWDE training for their aircrews and all other personnel that may accompany military missions into forward areas. This training will be based on AMC Pamphlet (PAM) 10-260, Civil Reserve Air Fleet (CRAF) Aircrew Chemical-Biological (CB) Warfare Defense Procedures. Contractor may obtain a copy of this reference material by contacting HQ AMC/A3BC, (618)229-1751. During readiness visits, the contractor shall present its training policy/program for review. Aircrew training may occur prior to or at CRAF activation. A log or other tracking tool shall be established for tracking trained personnel. Deployed contractor personnel shall comply with AMCPAM 10-260 during contingency actions, CRAF activation or as directed by HQ AMC.

5.14.1.    GCWDE TRAINING: If HQ AMC/A3BC directs issuance of GCWDE, aircrew members may receive hands-on training and GCWDE for their flight into/out of the AOR. Contractors will brief the importance of receiving the appropriate GCWDE and additional training at CRAF Intermediate Staging Bases (ISBs) as identified by HQ AMC/A3BC. These services will only be offered at locations designated by HQ AMC/A3BC for these purposes. All Government furnished GCWDE kits will be returned to CRAF ISBs or sent to HQ AMC/A3B designated locations immediately after exiting the AOR.

5.14.2.    GCWDE ASSOCIATED PERSONNEL: HQ AMC/A3BC will designate disaster preparedness personnel to provide the necessary administrative, training, and inspection requirements related to the issuance of GCWDE.

SECTION 6 – SPECIFIC INFORMATION – DOMESTIC ACTIVATION

6.    DOMESTIC OPERATIONAL REQUIREMENTS:

6.1.    TRANSPORT REQUIREMENT: Except as specifically provided in paragraph 6.9, "ROUTE SUPPORT," in this PWS, the Contractor shall transport only Government traffic on flights performed under this contract. The aircraft performing missions under this contract will not be considered public aircraft. Contractor shall also comply with all pertinent U.S. military regulations and directives at all military installations.

6.2.    TRANSPORTATION CONTROL AND MOVEMENT DOCUMENT (TCMD): The Contractor shall transport each shipment that is accompanied by DD Form 1384, TCMD, issued by an activity of the DoD or other government agency and accompanied by shipper’s declaration of dangerous goods as required.

6.3.    AIRCRAFT CAPABILITY:  The Contractor shall provide sufficient qualified cockpit crew members to finish each flight without delays and must furnish an aircraft for each flight capable of completing the flight without requiring regularly scheduled maintenance, except for en route and turnaround service unless permitted otherwise by the CO.

Attachment 1

6.4.    TRANSPORTING HAZARDOUS MATERIAL: The Contractor (if FAA certified to carry hazardous material) shall transport hazardous materials aboard flights in accordance with AFMAN 24-204, as provided by DOT Special Permits 7573 and 9232, or Title 49 CFR. All hazardous materials shall be properly prepared and cleared for air movement by the Government prior to loading the aircraft. Prior to departure, the aircraft captain will be briefed by the Government in accordance with AFMAN 24-204 or Title 49 CFR to include the following, as applicable:

6.4.1.    DOT Special Permit 7573 or Special Permit 9232 is being used, if applicable. A copy of the special permit will also be provided.

6.4.2.    DOT proper shipping name, hazard classification, and identification number prescribed in AFMAN 24-204- IP or Title 49 CFR for each hazardous item that is aboard the aircraft.

6.4.3.    The total quantity in terms of weight or volume.

6.4.4.    The location of the hazardous material in the aircraft.

6.4.5.    Net explosive weight (NEW) of Class 1 explosives (if applicable).

6.4.6.    Requirements for escorts, couriers and protective equipment.

6.4.7.    Passengers permitted or not permitted.

6.4.8.    Special information for use during emergency.

6.4.9.    All cargo being carried under the terms of a DOT Exemption/Special Permit, a DoD Certificate or Equivalency and/or waivers. The aircraft captain will enter in the remarks section of the flight plan (DD Form 175, DD Form 1801, FAA Form 7233-1) the DOT proper shipping name and classification and NEW. In addition, the aircraft captain will insure that smoking and ignition of matches or lighters in the cargo compartment is prohibited. Packages showing evidence of leaking, moisture, staining or otherwise suspected of being damaged will be rejected. When transporting items whose vapors are toxic, flammable, explosive or have a low boiling temperature, the aircraft captain must insure that the aircraft is properly pressurized and ventilated.

6.5.    ON-LOADING AND OFF-LOADING OF AIRCRAFT: The Contractor shall be responsible for the safe on-loading and off-loading of the aircraft in accordance with applicable Federal Aviation Regulations, aircraft manufacturers’ limitations, and the Contractor’s FAA approved Operating Specifications. A member of the Contractor's crew shall be responsible for weight and balance of Government traffic and shall make a visual check of cabin load and, if required, indicate approval of loading by signing the station compartment breakdown. The Contractor shall provide air terminal weight and balance forms and any other required technical data to assist the air terminals in safely loading the aircraft. The Government shall be responsible for the accuracy of the weights entered on the DD Form 1907, Signature and Tally Record, by the loading supervisor.

6.6.    WEIGHT FOR PASSENGERS AND CARGO: The Contractor shall obtain, from the local DoD office responsible for the movement of passengers, actual scaled weights of individuals with uniform, boots, helmet, weapon, web gear and hand-carried baggage. Use of standard body weights will not be accepted. If scales are not available, interrogated weights of individuals will be used in conjunction with the following additives to determine the total weight of each passenger specified in AMC Pamphlet 24-2 Volume 1, Table 7.2 and DTR Part III, Appendix V, Figure V-21, para 4.d.(2): Boots: 5 pounds; Helmet: 5 pounds; Uniform: 5 pounds; Lightweight Load-carrying Equipment (MOLLE)/Web Gear: 12 pounds; Weapon M-4: 10 pounds; Squad Automatic Weapon (SWA): 17 pounds; M-9: 2 pounds; Hand Carried Baggage:  20 pounds (unless determined through interrogation, that the carry-on exceeds 20 pounds, then an upward adjustment must be made to accommodate the extra weight). All items transported in the cargo compartment of a Contractor aircraft shall be weighed. DoD users will weigh all lower deck containers and 463L pallets and loose loaded baggage (including piece count and weights for each piece) prior to loading in aircraft baggage pits and will furnish those weights to carrier personnel. The Government will weigh all items transported in the cargo compartment of a commercial aircraft in accordance with the DTR Part III, Chapter 303, paragraph D.2.d.(5). To ensure actual weight data is useable for proper load planning, advance communication between the TMO/mobility/unit representative and air carrier must take place in sufficient time to prevent any loading delays prior to going operational.

Attachment 1

6.7.    ARRIVAL NOTIFICATION: Thirty (30) minutes prior to arrival, Contractor shall furnish the following information to the Command Posts:

•	Mission number/call sign
•	Aircraft number
•	Verify or revise ETA
•	Maintenance status
•	Fuel required as applicable
•	Any other operational information that will reduce ground time or enhance ground handling activities

6.7.1    HUMAN REMAINS NOTIFICATION: When the aircraft is carrying human remains, the Contractor shall provide notification to the Command Posts 3 hours prior to arrival.

6.8.    DIVERTED AND REROUTED FLIGHTS:

6.8.1.    DIVERSIONS: The en route rerouting of a trip due to hostilities, weather, medical emergency, maintenance problems, inflight emergencies, or natural disaster, constitutes a reason for a diversion.  Both the Government and the Contractor have the right to divert any trip for these reasons.

6.8.2.    REROUTE: The changing of a trip's route, with the approval of the CO, to other than that which is specified in a delivery order.

6.8.3.    DIVERTED OR REROUTED AIRLIFT: For the diverted or rerouted airlift contemplated by paragraphs above, when requirements generate and if the contractor is directed by the CO or his duly authorized representative, the Contractor shall, in all such instances, furnish the required services in accordance with all the terms and conditions of this contract. On previously scheduled trips where diversion and reroute takes the form of adding or deleting points of airlift, the Contractor shall immediately alter his flight plans and perform the diverted or rerouted trips in accordance with the instructions of the CO. The Contractor shall comply with all directions, including those given orally, of the CO concerning diverted or rerouted airlift and in the case of oral directions these will be confirmed in writing by the CO within three calendar days.  In the event of Contractor-initiated diversions, the CRAF Program Management Office (618) 229-1751 and the 618 AOC (TACC) Global Operations Center (618) 229-0321 & Aerial Port Control Center (APCC) (618) 229-0350 shall be notified within one hour.

6.9.    ROUTE SUPPORT:

6.9.1.    ROUTE SUPPORT ITEMS AND PERSONNEL: The contractor shall notify the CO at least 24 hours prior to departure where support items or personnel are required for performance of this contract. With CO approval, the Contractor may transport route support items and personnel, including support for aircraft not operationally ready, in belly compartments, in any space available on a ferry segment of the mission. The Contractor will not be charged for use of Government 463L pallets nor for on/off-loading services in connection with moving route support cargo. Route support personnel are employed by the Contractor for route support and required for performance of this contract.

6.9.2.    TRANSPORT OF CONTRACTOR ROUTE SUPPORT ITEMS: The Contractor route support items including the baggage of crews shall be stowed aboard the aircraft in a place that will not restrict or impede the immediate off-load at destination points of cargo and/or the personal baggage of passengers. The Contractors crew members shall not transport motorized cycles or like equipment on passenger flights.

6.10.    618 TANKER AILRLIFT CONTROL CENTER (TACC), SCOTT AFB, IL: In accordance with AMCI 11-208, the 618 AOC (TACC) is primarily concerned with mission monitoring. During CRAF activation, problems shall be directed to the 618 AOC (TACC) Channel Duty Officer at the Global Operations Center, (618) 229-0321 or (800)-247-6625 (800 AIR-MOBL), ext. 229-0321. The 618 AOC (TACC) Duty Officer will, if required, contact the appropriate contract airlift duty officer.

Attachment 1

6.11.    MISSIONS: When positioning at the initial on-load station for a mission, the Contractor shall provide the AMC mission identifier, aircraft tail number, and estimated time of arrival (ETA) to the 618 AOC (TACC). This information shall be reported as soon as the aircraft departs the last station prior to positioning at the on-load station originating the mission. If a mission will be delayed beyond the scheduled or contractual positioning time, Contractor shall report within one (1) hour of departure time stating the cause for delay and the estimated revised ETA to the TACC.

6.12.    UNLAWFUL SEIZURE:  The Contractor, in performance of this contract, shall have established a program to prevent unlawful seizure of aircraft.  At airports, bases, and air terminals where there is an AMC presence or where US forces are present and responsible for deployment/redeployment of forces, the military will be responsible for security processing of passengers at on/off load. At en route/technical stops and at locations where there is no AMC or military presence, security processing of passengers and safeguarding of classified equipment/material shall be the responsibility of the Contractor.

6.13.    SCHEDULE AND PASSENGER CHANGES:

6.13.1.    SCHEDULE CHANGES: The Contractor shall obtain approval from the CO prior to making any schedule changes requested by the field units. A modification will be executed by the CO for schedule changes beyond 24 hours from the original agreed departure time or which change the mission number.

6.13.2.    PASSENGER CHANGES: The procurement of one-time charters is for use of the entire ACL of the aircraft. As required by the contract, the Contractor shall provide full plane service for the entire payload. In cases where the passenger count for a requirement subsequently increases/decreases not more than +/- ten (10) percent after contract award, the CO will provide verbal notification to the Contractor and there will be no change in the contract price. The CO may negotiate increases/decreases greater than +/- ten (10) percent. Those negotiated changes will result in contract modification.

6.14.    DELAYS and DEVIATIONS:

6.14.1.    DELAY OR DEVIATION OF ITINERARY OR SCHEDULE: When a delay or deviation from itinerary or schedule occurs at any point of a charter for any reason, the Contractor shall:

6.14.1.1.    For Contingency, SAAM, or Exercise missions, the contractor shall contact the 618th AOC at (618) 229- 0321 or (800) 247-6625, ext. 229-0321 and for Channel missions, contact APCC (618) 229-0350. When requested, the contractor shall provide information regarding the delay and corrective actions being taken.

6.14.1.2.    Arrange meals for all passengers manifested on the flight if the delay extends over a meal period at the delayed station.

6.14.1.3.    Arrange for overnight lodging and necessary transportation to and from such lodging when determined by the CO. When delayed passenger care requires overnight billeting, Contractor shall ensure each delayed passenger is afforded the opportunity to have a separate room.

6.14.2.    CONTRACTOR RESPONSIBILITY DURING CONTROLLABLE DELAYS: If the delay is determined to be chargeable against the carrier, the Contractor shall be responsible for any other added costs such as, but not limited to, the cost of meals and lodging, transportation to and from meals and lodging, bus waiting time charges, provisions for security of aircraft, all passengers and cargo, and cancellation or rescheduling charges. Additional charges to the contractor do not include personal costs incurred by the passengers.

6.14.3.    CONTRACTOR RESPONSIBILITY DURING UNCONTROLLABLE DELAYS: Be responsible to provide care for the passengers during uncontrollable delays on a reimbursable basis when directed to do so by the CO. Care of passengers includes billeting and transportation to and from billeting area. Meals and personal expenses, i.e., telephone calls, television, internet access, electronic gaming, etc., shall not be provided.

6.15.    UNAUTHORIZED TRANSPORT OF PERSONNEL ON EMPTY POSITIONING SEGMENTS: Under provisions of this contract only those Government personnel traveling for contract administration purposes are authorized transportation on the empty positioning segments of AMC CRAF flights.

Attachment 1

APPENDIX 1 – DEFINITIONS AND ACRONYMS

DEFINITIONS:

18 AF Increased Readiness – When CRAF activation is anticipated, a message prepared by AMC/A3BC will be sent to all CRAF contractors advising them that 618 AOC (TACC) is in a posture of increased readiness, and providing information on where CRAF communications should be directed.

618 AOC Global Organization - Contingency missions - (618) 229-0320; Channel missions - (618) 229-0321; SAAM and Exercise missions - (618) 229-0323.

Accident – As it pertains to Aviation Disaster Family Assistance Act only, the term “accident” refers to any incident, deliberate or accidental in nature, involving a Contractor’s aircraft performing an AMC passenger mission in which one or more of the manifested passengers has been seriously injured or killed.

Adjusted Schedule Arrival Time – The original schedule arrival time plus the cumulative delay of any previous mission group

Advisory Messages – Any factors which could have a negative impact on mission success.

Aircraft Call Up - After a stage, segment, and/or section of CRAF is activated, the formal act of notifying a CRAF contractor that certain aircraft are required to meet DoD airlift requirements in response to a CRAF activation.

Aircraft called up shall be given specific direction on where to relocate and scheduled departure times. Aircraft should be called up by registration number.

Aircraft Positioning - Placing of an aircraft at a specific departure point.

Aircraft Substitution – During CRAF activation, carriers may substitute aircraft of equal capability for aircraft being called up. Such aircraft substitutions must be acceptable to HQ AMC/A3BC and approved by the CO.

Airlift Services – All services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

Allowable Cabin Load (ACL) – The weight of cargo, in short-tons, or the number of passengers converted to a weight that an aircraft can carry. This is also known as “payload”.

AMC/A3BC – CRAF Program Management Office. Directly responsible for the management of the CRAF. During CRAF activation, HQ AMC/A3BC augments and reports to the AMC Crisis Action Team (CAT) and 618 AOC (TACC)/CC for management of CRAF resources.

AMC Mission - Any charter flight performed by an air carrier under a contract with the United States Transportation Command.

American Flag Carriers - The term "US flag air contractor" means an air contractor holding a certificate under Section 401 of the Federal Aviation Act of 1958 (49 U.S.C. App. 1371). Foreign air contractors operating under permits are excluded.

Arrival Message – Notification of estimated arrival at planned destination airfield used for Command and Control (C2) purposes. Usually includes departure time, estimated arrival time at planned destination airfield and unusual maintenance issues.

Augmenting Contractor Personnel - Personnel provided by other than contractor enroute support CRAF contractors, who augment and perform duties at a contractor enroute support station when requested.

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Augmenting DoD Personnel - DoD personnel provided as augmentees to support a contractor enroute support station. The support provided by these personnel may include, but is not limited to, GCWDE issue and training, intelligence and mission briefings, and limited AMC C2 functions.

Baggage Service Center (BSC) - Traces mishandled baggage AMC-wide, determines final action of case files, and compiles statistical data for HQ AMC.

Base Aircraft - The B-747-100 (wide body) cargo and passenger aircraft, possessing the capability to transport 0.170469 Million Ton Miles of cargo or 0.71029 Million Passenger Miles of personnel.

Base Cargo Aircraft ACL - This is calculated by dividing 180,000 pounds (the average maximum total cargo weight a B-747-100F can carry a distance of 3500 Nautical Miles (NM)) by 2,000 pounds (the weight in one short- ton). The result is 90 short-tons is multiplied by 87% (the average percent of cargo actually carried on commercial aircraft during contingencies), resulting in 78 short-tons.

Base Passenger Aircraft ACL - This is calculated by dividing 130,000 pounds (the average maximum total passenger weight a B-747-100 can carry a distance of 3500 NM) by a war planning passenger weight of 400 pounds (including full battle dress, duffel bag, etc.). The result is 325 passengers.

Block Speed - The average true airspeed, in knots, of an aircraft, including block out, ascent, cruise to destination, descent, and taxi to block-in.

Blue Bark - U.S. military personnel, U.S. citizen civilian employees of the DoD and the dependents of both categories who travel in connection with the death of an immediate family member. It also applies to designated escorts for dependents of deceased military members. Furthermore, the term is used to designate the personal property shipment of a deceased member.

Channel Airlift (previously referred to as Category B) - Provides regularly scheduled airlift for movement of sustainment cargo and passengers, depending upon volume of workload, between designated aerial ports of embarkation and aerial ports of debarkation over validated contingency or distribution channel routes (JP3-17) There are also two types of channel services required distribution or contingency channel. Contingency channel supports sustainment operation of a Joint Chiefs of Staff-designated contingency. Combatant commands or Service headquarters (in conjunction with the affected geographic combatant commands) identify contingency airlift channels for USTRANSCOM validation. Contingency channels, once established, will be periodically reviewed to ensure priority codes are still warranted. Distribution channel a combatant command or Service headquarters (in conjunction with the affected geographic combatant commands) requested common-user channel route validated through USTRANSCOM, based on justification provided and transportation support feasibility.

Children – Ages 12 and under

Civil Airlift Support Element (CASE) - Upon request of 618 AOC (TACC), the HQ AMC/A3BC shall recruit a team of two to four Civil Airlift Support Specialists (CASSs), possessing cargo and passenger expertise, and volunteered by civil air contractor resources, who shall augment an AMC CRG or Expeditionary Airlift Wing at an on-load or off-load site. The CASE shall act as a liaison to facilitate support for civil aircraft and aircrews as they transit specific airfields.

Contingency – An emergency involving military forces caused by natural disasters, terrorists, or required military operations. Contingencies require plans, rapid response, and special procedures to ensure the safety and readiness of personnel, installations, and equipment.  Civil air support may be required.  Contingency missions are not considered Patriot Express (PE) airlift.

Contingency Alert - A situation prior to the actual awarding of an airlift mission or activation of the CRAF to ensure contractors are fairly compensated for services they may perform in preparation to support a contingency for AMC. “Contingency Alert” applies prior to a contingency when civil air support is required.

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Command and Control (C2) Agency – A C2 agency from which the commander and staff direct actions in support of the unit’s assigned mission. The C2 agency is the focal point of unit operations, and as such receives and disseminates orders, information, and requests necessary for the C2 of assigned forces and operations.  Each AFB has some type of C2 agency – base, wing, MAJCOM – on (in rare cases) a combination of C2s at the same base.

The number of personnel required to operate a C2 depends on the mission supported. Air Mobility Control Centers (AMCCs) are C2 agencies primarily located overseas, with the exception of Dyess AFB, TX.

Contract Administrator (CA) - Individuals assigned by USTRANSCOM at strategic locations throughout the world as a representative of the CO. The CA assists in the management of assigned contracts acting within specific authority as delegated by the CO.

Contracting Officer (CO) – A person who can bind the Federal Government of the United States to a contract which is limited to the scope of authority delegated to the CO by the head of the agency. USTRANSCOM/TCAQ-C is the contracting office for this contract.

Contracting Officer Representative (COR) – An individual who is designated and authorized in writing by the contracting officer to perform specific technical or administrative functions on contracts or orders.

Contractor Controllable Delay - A delay for any other reason besides those defined as contractor uncontrollable.

Contractor Enroute Support - A term applied to the CRAF contractor that contractually commits to supporting civil aircraft and crews flying in support of USTRANSCOM contract operations at any stage of CRAF activation as they transit specific civil airports.

Contractor Enroute Support Station - HQ AMC/A3BC selects civil airports as contractor enroute support stations based on the facilities available and the needs of CRAF and AMC.

Contractor Uncontrollable Delay - An arrival delay at destination stations caused by factors beyond the control and without the fault or negligence of the contractor.

CRAF Activation - The formal act of notifying CRAF contractors that a CRAF stage, segment, section and/or element or portions thereof are operational.

CRAF Deactivation - The formal act of notifying CRAF contractors that a CRAF stage, segment, section and/or element or portions thereof are no longer operational.

CRAF Element - As a part of a section, a CRAF element is identified as either passenger or cargo service.

CRAF Section - A CRAF section is a subordinate component of the segment. For example, within the International Segment are the Long-Range and Short-Range Sections.

CRAF Segment - A segment is the largest unit within CRAF. The CRAF has two segments: International, and National-Domestic.

CRAF Stage – A portion of CRAF that may be activated for use in meeting JCS airlift requirements in support of

U.S.	military involvement in worldwide contingencies.

Critical Information - Information about friendly activities, intentions, capabilities or limitations that an adversary needs in order to gain a military, political, diplomatic, or technological advantage, is considered critical. Examples of critical information are: for whom a contractor is flying; what the mission is; where the on-load and off-load locations are; where enroute locations may be; when the mission is going to be conducted; what military units may be involved; and what cargo may be carried. Premature or improper release of critical information may prevent the successful completion of the mission and may even cause the loss of lives or damage to friendly resources.

Deadhead Transportation – IAW with FAR Section 121.491 - Flight time limitations: deadhead transportation is defined as “Time spent in deadhead transportation to or from duty assignment that is not considered to be a part of a rest period.”

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Deficit Traffic - This term applies to a situation where the contractor's aircraft did depart, but where the full amount of traffic within the guaranteed ACL could not be transported on the flight involved due to reasons caused by the contractor.

Demurrage - Departure delays of more than three hours beyond the scheduled block time on completed cargo missions when delay is Government controllable.

Departure Message – Notification of departure from airfield used for C2 purposes. Usually includes departure time, estimated arrival time at planned destination airfield and unusual maintenance issues.

Distinguished Visitor (DV) - These passengers are senior officers (06 or civilian equivalent and above) or senior public officials.

Diversion - The enroute rerouting of a trip due to: the threat of, or actual hostilities; weather; medical emergency; aircraft or aircraft equipment emergencies; or natural disaster. Both the Government and the contractor have the right to divert any trip for these reasons. The contractor shall be paid the USTRANSCOM rate for Government directed diversions.

Dry Lease - Lessor provides the asset to the Lessee for the Lessee to use. In return the Lessee pays the Lessor a contracted sum at contracted intervals.

•	The lease of aircraft only. The lessee provides its own crew or pilot.
•	The FAA defines a dry lease as the lease of an aircraft without a pilot.

Emergency Leave – Leave granted as a result of an emergency situation (personal or family) that requires the Service member’s presence.

Early departure - A contracted commercial air mission that departs the blocks more than 20 minutes prior to the departure time as reflected in AMC's Global Decision Support System known as GDSS.

Emotional Support Animal – Animal (dog and cat only) shown by documentation to be necessary for the emotional well-being of a passenger.

Executive Order – An order originating from the Executive Branch of the U.S. Government, generally considered to be from the President.

Exercise – A military maneuver or simulated wartime operation involving planning, preparation, and execution.  It is carried out for the purpose of training and evaluation. It may be a multinational, joint, or single-Service exercise, depending on participating organizations. Exercise missions are not considered PE airlift.

Family Assistance Plan (FAP) - A generic term referring to the air carrier family assistance plans required by the Aviation Disaster Family Assistance Act.

Federal Family Assistance Plan (FFAP) - A plan published on 6 July 1999 by the National Transportation Safety Board (NTSB).

Government Sponsored Personnel (Cargo only) - Individuals under military orders stating they are escorts, couriers, and/or guards for cargo or human remains.

Guaranteed Allowable Cabin Load (GACL) - The amount the Government purchases.

Intra-base Communication - On base telephone service.

Livery – An identifying design (paint/insignia on an aircraft) that designates ownership.

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LOX - Liquid Oxygen

Major Discrepancy - A discrepancy that counts as one violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Manifests - Movement record of traffic transported on aircraft operated by, for, or under the control of the DoD.

Maximum Standard Payload - The ‘Maximum Standard Payload’ as used by USTRANSCOM in its Uniform Negotiated Rates and Rules, is the same as the GACL or ACL. The GACL is the number of passengers and baggage weight, for which the contractor guarantees availability to the Government. GACL does not include weight of baggage equipment (i.e., LD3 containers, pallets, nets) or hand-carried baggage. This does not apply to cargo missions.  The Government agrees to use this amount as the price basis regardless of whether the Government utilizes the full guaranteed capacity on any given flight.

Military Installations - Defined as airfields that are owned, leased, or controlled by the U.S. Government.

Minor Discrepancy – A discrepancy that counts as 1/3 of a violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Mission Essential Passenger – Space Required Passengers on funded mission essential travel in Transportation Priority 1 (i.e. Emergency, Emergency Leave) and Transportation Priority 2 (i.e. meeting an urgent deadline, going to TDY location).

Mobilization Representative (MOBREP)/Technical Advisory Group (TAG) - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Navigation Route Kit - Navigation route kits are provided by the Government through the NGA and the DLA. NGA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use FLIPs and charts during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of CRAF activation. A navigation kit generally consists of IFR/Visual Flight Rules (VFR) Enroute Supplements, Terminal High/Low Altitude Instrument Approach Books, IFR High/low Altitude Enroute Charts, IFR Area Charts, Area Arrival Charts, VFR Arrival/Departure Routes, U.S. Terminal Procedures, Airfield Diagrams, Flight Information Handbook, General Planning Book, Area Planning Books, and DoD Foreign Clearance Guide for the specific area of CRAF in which a contractor is contracted to fly (International, Domestic, or Alaska).

Noncombatant Evacuation Operation (NEO) - Protection and Evacuation of U.S. Citizens and Designated Aliens in Danger Areas Abroad.

On-Site Survey - A comprehensive on-site evaluation by a DoD survey team to assess factors bearing on the suitability of a civil air contractor to perform airlift service for DoD agencies.

Operational Stop - An operational stop is one made by the contractor for convenience.

Operations Security (OPSEC) - OPSEC is a process of identifying critical information and analyzing friendly actions during military operations and other activities, in order to determine what can possibly be observed by potential adversaries and determine what indicators can be interpreted or pieced together to derive critical information that could be useful to an adversary, and then selecting and executing measures that eliminate or reduce the vulnerabilities of friendly actions to adversary exploitation. The OPSEC process includes communication security (COMSEC), emissions security (EMSEC), and information security (INFOSEC).

Originating Station - The initial on-load station of a mission.

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Attachment 1

Pallet - 463L System - Aircraft pallets, nets, tie down and coupling devices, facilities, handling equipment, procedures, and other components designed to interface with military and civilian aircraft cargo restraint systems which accepts pallets 108” x 88”.

Passenger Manifest - A list of passengers assembled for an AMC mission in whatever form or media that has been fully reconciled. In practical terms, this means that every passenger listed on the manifest has been verified as having been on board the aircraft when it departed.

Patriot Express (PE) Airlift - AMC channel airlift for the transportation of passengers in full planeload lots on aircraft chartered from the commercial air industry. These international charter flights are scheduled by AMC on a regular basis to and from designated commercial airports and/or AMC gateways and/or military aerial ports.

Passenger Convenience Delay –When a delay exceeds four hours, the CO may determine to add up to 12 hours to the current controllable or non-controllable delay for the comfort and interest of the passengers.

Pets - Cats and dogs only.

Positioning or Depositioning Mission - Missions performed to relocate aircraft for the purpose of conducting a mission. Depositioning missions are those made to return aircraft from bases at which missions have terminated.

Positive Launch - Used by 618 AOC (TACC) for missions operating into locations requiring flow control or other management control.

Productive Payload – The payload that represents 75% of the aircraft’s maximum payload.

Reroute – The changing of a trip’s route to other than that which is specified in the continuation of SF30 or in a Delivery Order.

Route Support:

•	Intercompany Route Support: When one contractor wishes to move route support for another contractor on a non-revenue basis.
•

International Route Support: Authorized route support may include the movement of positioning crewmembers and the direct support of aircraft parts and components and ground support items in direct support of an AMC mission.

•	Intracompany Route Support: When one contractor wishes to move its own route support.
•

Revenue Route Support: There will be times when USTRANSCOM airlift contractors are unable to support themselves adequately through the route support means provided for in the contract. When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support).

Safe Haven – Emergency assistance provided by an installation due to circumstances beyond a contractor’s control (such as severe weather or equipment breakdown)

Schedules - The detailed arrangements regarding the days and time of day of the flight operations required to perform the air transportation services called for under this contract.

Secure launch - Used by 618 AOC (TACC) for missions operating into high threat locations.

Service Animal – Animal (dog and cat only) that is individually trained and able to provide assistance to a qualified person with a disability.

Special Assignment Airlift Mission (SAAM) - A mission requiring special pickup/delivery at locations other than those established within the approved channel structure or requiring special consideration because of the number of passengers, weight or size of the cargo, urgency or sensitivity of movement, or other special factors.  SAAMs are not considered PE airlift.

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Spotlighting – The attempt by unknown individuals to shine light on aircraft, landing or departing, with possible hostile intent.

Supervisory Contractor Representative (SCR) – The person responsible for the control of contractor personnel involved in concurrent servicing operations, fuel nozzle connection/disconnection, and operation of refueling control panel on commercial aircraft.

Stage I - COMMITTED EXPANSION. Stage I may be activated for a minor regional contingency or other situation when AMC organic airlift resources cannot meet both deployment and other airlift requirements simultaneously. It is comprised of only International Long-range segment.

Stage II - DEFENSE AIRLIFT EMERGENCY. This stage is activated to support a defense airlift emergency. It responds to requirements greater than Stage I but is less than full national mobilization. It is comprised of both the International and National segments.

Stage III - NATIONAL EMERGENCY. This stage is activated to support a declared national defense-oriented emergency or war, or when otherwise necessary for the national defense. It is comprised of both the International and National segments.

Stages I, II, and III Activation Message - This message, addressed to all CRAF contractors with information copies forwarded to appropriate Government addressees, will advise CRAF contractors that CRAF is activated and will include the approximate percentage of aircraft and type of airlift (cargo or passenger) which may be required.

Stages I, II, and III Activation Warning - This message, sent to all CRAF contractors with an information copy to appropriate Government addressees, serves as an advisory for contractor planning.

Standard Allowable Cabin Load (ACL) - ACL identified in Rates and Rules by Aircraft Type.

Standard Communication – HF communications is the standard/primary means of worldwide C2 agency communications.

Substitute Service - The substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any enroute station short of destination IAW schedules established pursuant to this contract.

Tanker Airlift Control Center (618 AOC (TACC)) - Global air operations center responsible for centralized command and control of Air Force and commercial contract air mobility assets 24 – hours –a – day. It plans, schedules, and tracks tanker airlift and aeromedical evacuation aircraft worldwide to accomplish AMC’s Global Reach mission.

Technical Advisory Group (TAG)/MOBREP - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Traffic Stop – A military required stop. The contractor must meet scheduled arrival and departure times.

Turnaround Station - That station of a round-trip mission where the mission number changes or initial backhaul on-load station of a round-trip SAAM.

Unaccompanied Minor – Ages 10-17.

Vectoring – A change from the contracted route due to specific military conditions in the mission operating environment which requires a deviation from the contracted route.

Wide Body Equivalent (WBE) - The capability of an aircraft in relationship to the Base Aircraft. This is computed by dividing the million ton mile (MTM) or million passenger mile (MPM) of the aircraft by the MTM or MPM of the Base Aircraft.

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Attachment 1

ACRONYMS:

618 AOC (TACC)	618 Air Operations Center (Tanker Airlift Control Center)
ADFAA	Aviation Disaster Family Assistance Act
AFB	Air Force Base
AFH	Air Force Handbook
AFI	Air Force Instruction
AFJI	Air Force Joint Instruction
AFMAN	Air Force Manual
AFS	Air Force Specialty
AFOSHSTD	Air Force Occupational Safety and Health Standard
AFTN	Air Force Transportation Network
AGE	Aerospace Ground Equipment
ALOC	Air Line of Communication
AMC	Air Mobility Command
AMCC	Air Mobility Control Center
AMCI	Air Mobility Command Instruction
AOR	Area of Responsibility
APOD	Aerial Port of Debarkation
APOE	Aerial Port of Embarkation
APU	Auxiliary Power Unit
AQP	Airport Qualification Program
AR	Army Regulation
ARINC	Aeronautical Radio, Incorporated
ATC	Air Traffic Control
ATD	Actual Time of Departure
ATOC	Air Terminal Operations Center
BSC	Baggage Service Center
C2	Command and Control
CA	Contract Administrator
CAO	Casualty Affairs Office
CASE	Civil Airlift Support Element
CASS	Civil Airlift Support Specialists
CAT	Crisis Action Team
CAT B	Category B
CFR	Code of Federal Regulation
CLIN	Contract Line Item Number
CO	Contracting Officer
COINS	Commercial Operations Integrated System
COMSEC	Communications Security
CONOPS	Concept of Operations
CONUS	Continental United States
COR	Contracting Officer’s Representative
CRAF	Civil Reserve Air Fleet
CSS	Concurrent Servicing Supervisor
DFAS	Defense Finance and Accounting Service
PSMO-I	Personnel Security Management Office

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DISO	Defense Industrial Security Officer
DLA	Defense Logistics Agency
DLA Energy	Defense Logistics Agency Energy
DO	Delivery Order
DoD	Department of Defense
DoDD	DoD Directive
DoDAAC	DoD Activity Address Code
DOT	Department of Transportation
DSS	Defense Security Service
DV	Distinguished Visitor
EL	Emergency Leave
EMSEC	Emissions Security
EMTF	Expeditionary Mobility Task Force (21 EMTF and 15 EMTF)
EPA	Environmental Protection Agency
ERS	Enroute Support Service
ESCAT	Emergency Security Patrol of Air Traffic
ETA	Estimated Time of Arrival
ETD	Estimated Time of Departure
ETIC	Estimated Time Aircraft Will Be In Commission
ETOPS	Extended Twin-Engine Operations
FAA	Federal Aviation Administration
FAM	Federal Air Marshall
FAP	Family Assistance Plan
FFAP	Federal Family Assistance Plan
FAR	Federal Acquisition Regulation
FAR	Federal Aviation Regulation
FCG	Foreign Clearance Guide
FLIP	Flight Information Publication
FSO	Facility Security Officer
FSSZ	Fuel Servicing Safety Zone
GACL	Guaranteed Allowable Cabin Load
GCWDE	Ground Chemical Warfare Defense Ensemble
GDSS	Global Decision Support System
GMT	Greenwich Mean Time
HF	High Frequency
HQ	Headquarters
IATA	International Air Transportation Association
IAW	In Accordance With
ICAO	International Civil Aviation Organization
ID	Identification
IFF	Identification of Friend or Foe
IFR	Instrument Flight Rules
INFOSEC	Information Security
INS	Inertial Navigation System
LOX	Liquid Oxygen
MAJCOM	Major Air Command
MHE	Material Handling Equipment

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MOBREP	Mobilization Representative
MOG	Maximum on Ground
MPM	Million Passenger Mile
MRT	Maintenance Recovery Team
MTM	Million Ton Mile
MV	Mobilization Value
NEO	Noncombatant Evacuation Operation
NEW	Net Explosive Weight
NGA	National Geospatial-Intelligence Agency
NM	Nautical Mile
NORAD	North American Aerospace Defense Command
NTSB	National Transportation Safety Board
OCONUS	Outside Continental United States
OET	Office of Emergency Transportation
OL-T	Operating Location T located at Yokota AB Japan
OPSEC	Operations Security
PE	Patriot Express
PL	Public Law
POD	Proof of Delivery
POL	Petroleum, Oil, Lubricants
PWS	Performance Work Statement
RSPA	Research and Special Programs Administration
SAAM	Special Assignment Airlift Missions
SCR	Supervisory Contractor Representative
SDDC	Military Surface Deployment and Distribution Command
SDS	Service Delivery Summary
SIF	Selective Identification Feature
SPINS	Special Instructions
SPR	Single Point Refueling
SSAN	Social Security Account Number
T-1	Tier 1 Public Trust Background Investigation
TA	Team Arrangement
TAG	Technical Advisory Group
TALCE	Tanker Airlift Control Element
TCN	Transportation Control Number
TDD	Time Definite Delivery
TO	Technical Order or Task Order
TSA	Transportation Security Administration
TMPRC	Theater Patient Movement Requirements Center
UN	United Nations
U.S.	United States
USAF	United States Air Force
USCG	United States Coast Guard
USDA	United States Department of Agriculture
USDAO	United States Defense Attaché Office
USTRANSCOM	United States Transportation Command
VFR	Visual Flight Rules
WBE	Wide Body Equivalent

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Attachment 1

APPENDIX 2 – REFERENCED PUBLICATIONS AND FORMS

PUBLICATIONS: All technical manuals, regulations, and publications are available for review on the internet using the following websites:

AIR FORCE and AMC Publications: http://www.e-publishing.af.mil DEPARTMENT OF DEFENSE Publications: http://www.dtic.mil/whs/directives ARMY Publications: http://www.apd.army.mil/

NAVY Publications: http://doni.daps.dla.mil/

Marine Publications: http://www.marines.mil/News/Publications/ELECTRONICLIBRARY.aspx DFAS Publications: www.dfas.mil

DoDEA Publications: http://www.dodea.edu/regs/regs_num.htm DOD Issuances: http://www.dtic.mil/whs/directives/

DLA Energy Publications: http://www.dla.mil/Energy/About/Library/PoliciesAndProcedures.aspx

Joint Travel Regulation http://www.defensetravel.dod.mil/NOTE: Contractors shall refer to the most recent regulations/publications.  For assistance, please contact the CO.

The following publications are incorporated by reference:

Directive	Title
AFH 41-210	Reserve Healthcare Eligibility Matrix Table A25.1
AFI 10-245	Antiterrorism (AT)
AFI 10-1001	Civil Aircraft Landing Permits
AFI 21-101	Aircraft and Equipment Maintenance Management
AFI 21-101, AMC Suppl1	Aerospace Equipment Maintenance Management,
*AFI 31-101	Integrated Defense(For Official Use Only) Chapter 97 - Entry and Circulation Control Procedures for Restricted and Controlled Areas, paragraph 7.2.
AFI 31-401	Information Security Program Management
AFI 23-101	Air Force Material Management
AFMAN 24-204 IP	Preparing Hazardous Materials for Military Air Shipments
AFI 91-203	Combustible material Chapters 5
AMCI 10-402	Civil Reserve Air Fleet (CRAF)
*AMC PAM 10-260	Civil Reserve Air Fleet (CRAF) Aircrew Chemical-Biological, Warfare Defense Procedures
DoDI 3020.41	Operational Contract Support (OCS)
DoD 4500.9-R	Defense Transportation Regulation, Part III (DTR)
DoD 4500.53	DoD Commercial Air Transportation Quality and Safety Review Program
DoD 4500.54-E	DoD Foreign Clearance Program
AMC PAM 24-2 (V1)	Civil Reserve Air Fleet Load Planning
DoD 5200.2-R	Personnel Security Program
DoD 5220.22-M	National Industrial Security Program Operating Manual
CFC FRAGO 09-1038	Contracting Officer’s Guide to Specific Contract requirements for Iraq/Afghanistan Theater Business Clearance
DoD PGI 225.74	Defense Contractors Outside the United States
AR 95-2	Airspace, Airfields/Heliports, Flight Activities, Air Traffic Control, and Navigational Aids
DFAS-IN 37-1	Finance and Accounting Policy Implementation
DoDEA Regulation 1342.13	Eligibility Requirements for Education of Elementary and Secondary School- Age Dependents in Overseas Areas
*NORAD Instruction 10- 41(S)	Wartime Safe Passage of Friendly Military Aircraft
DESC Policy # I-3	Defense Energy Support Fuel Purchase Agreement Procedures

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Attachment 1

DLA Energy P-31	Cash Sales Procedures for Defense Working Capital Fund (DWCF) Owned Fuel
JTR	Joint Travel Regulations (JTR) Department of Defense (DoD),
*TO 00-25-172	Ground Servicing of Aircraft and Static Grounding/Bonding with Change 13
*TO 00-25-172 CL-1	Checklist -- Concurrent Fuel Servicing of Commercial Contract Cargo and Passenger Aircraft with Change 12
*TO 00-25-172 CL-2	Checklist -- Concurrent Servicing of Commercial Contract Cargo Aircraft Logair and Quicktrans with Change 1
*T.O. 36M-1-141	Operating Instruction 463L Material Handling Equipment System

Forms:

Form Number	Title
AF 310	Document Receipt and Destruction Certificate
AF 4080	Load/Sequence Breakdown Worksheet
AMC 140	Space Available Travel Request
AF 1305	Receipt for Transfer of Cash and Vouchers
DD 139	Pay Adjustment Authorization
DD 254	DoD Contract Security Classification Specification
DD 1907	Signature and Tally Record
DD 2400	Civil Aircraft Certificate of Insurance
DD 2401	Civil Aircraft Landing Permit
DD 2402	Civil Aircraft Hold Harmless Agreement
SF 153	COMSEC Material Report
CRAF Form 1297	Government Furnished Equipment

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Attachment 1

APPENDIX 3 – DELIVERABLES

A3.1. GENERAL: The following Deliverables are required in the performance of this  PWS.

A3.2. LIST OF AIRCRAFT: The Contractor shall submit any and all changes to their Appendix 3A to USTRANSCOM/TCAQ-C throughout performance of this contract for CO approval. Contractors may only offer additional aircraft as replacements for aircraft removed from the CRAF fleet, either their own aircraft or a team member’s aircraft, after contracts have been awarded, but prior to the next entitlement interval. The Contractor shall identify aircraft by type, FAA Aircraft Registration (tail) Number, and indicate whether the aircraft is owned (O) or leased (L) as outlined in Appendix 3A, List of Aircraft. All aircraft listed on the Appendix 3A shall be of United States registry, suitable for CRAF allocation and subject to the Contractor’s control at all times.  The aircraft listed on Appendix 3A must be exclusive of those the Contractor has committed to other contracts for air transportation that overlap the effective dates of this contract. Outside contracts to which an aircraft has been committed must document precedence of the CRAF contract and be made available upon request to the Contracting Officer.

In addition to the updated list of aircraft the following documents are also required:

a.	Mode S EHS Exemption certificates, (if applicable);
b.	Updated Statement of Lease Conformance (if applicable) and
c.	Either:
1.	CRAF data sheets and current certified computer flight plan, if adding a new aircraft type; or
2.	CRAF data sheet (front and back), if adding an aircraft to an existing data sheet.

A3.2.1. ALL OPERATIONS: In the event a flight containing SECRET or CONFIDENTIAL material is delayed, interrupted or terminated at an unscheduled point, immediate notice to that effect shall be given to the CO. Prompt and strict compliance with instructions received as pertains to the security of the SECRET or CONFIDENTIAL material shall be maintained. To determine the security clearance of CRAF personnel, call the FSO.  If unsuccessful, then contact the Department of Defense Security Services Center at 1-888-282-7682, Option 6.

A3.3.  ACCIDENT REPORTING FOR DoD-APPROVED CARRIERS:

A3.3.0.1. ALL CERTIFICATE OPERATIONS: When a DoD-approved air carrier is involved in an accident (see A3.3.0.1.1.), whether on a DoD mission or not, the carrier will notify HQ AMC/A3B, Scott AFB IL at (618) 229- 4801 or 4343. Accident information should be provided within the next business day by the most expeditious means available. Fatal or otherwise serious accident information is forwarded to the Commercial Airlift Review Board (CARB) for review IAW public law. The following information is requested for all accident reports:

(1)	Carrier and mission number.
(2)	Aircraft type and number.
(3)	Date and time of the accident.
(4)	Last point of departure and point of intended landing of the aircraft.
(5)	Nature of the accident and the extent of damage to the aircraft so far as is known.
(6)	Total number of souls (crewmembers & passengers) on board.
(7)	Number of injured and fatalities aboard the aircraft.
(8)	Condition of baggage or government-owned material, if any, on board.

A3.3.0.1.1. Accidents and incidents are defined in 49 CFR, Part 830. Incidents that occur on military charters must be reported in accordance with the following instructions. Since the classification of events can change between the accident and incident definition as additional facts are learned, carriers are asked to keep HQ AMC/A3B informed of all mishaps that occur on certificate operations which have the potential to fall into the accident realm.

A3.3.0.2. Military Charter Missions: When an air carrier is involved in an accident or incident (see A3.3.0.1.1.) in conduct of a military charter mission, the air carrier will transmit the above report information, by the most expeditious means available, to the HQ AMC Command Center at Scott AFB, Illinois, telephone (618) 229-0360. Within the next business day, notification must also be made1 to the Administrative Contracting Officer/Chief International   Airlift Management Branch, USTRANSCOM, Scott AFB IL, (618) 220-7121, and to HQ AMC/A3B at (618) 229-4801 or 4343.

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Attachment 1

A3.3.1.  AVIATION DISASTER FAMILY ASSISTANCE ACT (ADFAA) IMPLEMENTATION: The purpose of this paragraph is to provide the framework to be followed in implementing the family notification provisions of the ADFAA in the event of an accident involving a contractor aircraft performing an AMC mission. It is designed to permit the integration of the contractor’s response under its family assistance plan (FAP) required by 49 U.S.C. 41113 or 41313, with DoD’s response to ensure seamless and effective implementation of the goals of the ADFAA and the contractor’s responsibilities as described in the ADFAA and Federal Family Assistance Plan (FFAP) published by the National Transportation Safety Board (NTSB) in 1999.

A3.3.1.1. This applies to any accident resulting in serious injury or death to a DoD sponsored passenger on board a contractor aircraft performing an AMC mission.

A3.3.1.2. The ADFAA implementation requirement is intended to complement a contractor’s FAP. Contractors will provide a current copy of their approved FAP to USTRANSCOM upon request. The FAP will be treated as proprietary information by DoD and handled accordingly.

A3.3.1.3. In accordance with the paragraphs outlined above, the general concept of operations in the event of an accident involving an AMC mission is as follows:

A3.3.1.3.1. DoD, including entities acting on behalf of DoD, will solicit emergency POC information from passengers boarding AMC charter flights and maintain the information collected in a readily retrievable form.

A3.3.1.3.2.  Upon notification of a mishap, the Accident Carrier shall immediately establish contact with the Military Service Casualty Office of the Military Services using contact information provided below for this purpose, or by other means. The purpose in establishing such contact is to coordinate and facilitate family notifications and follow-on support activities with the Military Service Office.

U.S. Army Casualty Affairs Office:	(800) 626-3317 Preferred / (800) 325-4988 Alternate
U.S. Air Force Casualty Affairs Office:	(800) 433-0048
U.S. Marine Corps Casualty Affairs Office:	(800) 847-1597
U.S. Navy Casualty Affairs Office:	(800) 368-3202 Duty Hours / (901) 634-9279 After Hours

A3.3.1.3.3. In the event of a mishap, 618 AOC (TACC) will provide the passenger manifest, including any emergency POC information collected, to the Accident Carrier. The manifest will be provided as soon as is practicable after accident notification, consistent with the goals and requirements of the ADFAA. Upon receipt of the passenger manifest, the Accident Carrier shall initiate the family member notification processes outlined in its FAP using the emergency POC information provided.

A3.3.1.3.4. The Accident Carrier will activate its established response plan and maintain contact with 618 AOC (TACC). The Accident Carrier will provide, as necessary, 618 AOC (TACC) with updated information relating to the mishap, status of the passengers, and the accident flight.

A3.4. NOTICE OF ACCIDENTS – ALL CARRIER OPERATIONS: When a contractor’s aircraft is involved in any accident, DoD or otherwise, the contractor shall transmit the information in paragraph A3.3. above to HQ AMC/A3B, Scott AFB IL (618) 229-4801/4343. Incidents are reportable to HQ AMC/A3B only when they occur on a DoD charter. Accident and incident information should be provided on the next business day by the most expeditious means available. Accidents and incidents are defined in 49 CFR, Part 830.

A3.5. AIRCRAFT MEDICAL INCIDENTS: Report all aircraft medical incidents in flight, or while AMC passengers are under the control of the pilot in command, to the first available COR or CA, at the next enroute station for in flight incidents, or the station where the incident occurs.

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Attachment 1

A3.6. DoD CASUALTIES: In cases where a death occurs on a contractor’s aircraft, the following information shall be furnished via telephone to the phone numbers listed below: Name, Social Security Account Number (SSAN), and component of service identified as Army-USA, Air Force-USAF, Navy-USN, Marine Corps-USMC, or Coast Guard-USCG. The following is a list of phone numbers for service casualty offices:

U.S. Army: (800) 325-4988	U.S. Air Force: (800) 433-0048
U.S. Marine Corps: (800) 847-1597	U.S. Navy: (800) 368-3202

Coast Guard (USCG): Atlantic Area Operations Center: (757) 398-6390 (accidents east of the Mississippi) Pacific Area Operations Center:  (510) 437-3701 (accidents west of the Mississippi)

A faxed informational copy shall be provided to USTRANSCOM/TCAQ-C (fax no. (618) 220-7909), HQ AMC/A4T (fax no. (618) 256-6476) and 618 AOC (TACC)/XOG, (fax no. (618) 229-7876) or Emergency Action

Cell (fax no. (618) 229-0153).

A3.7.  APPENDIX 3B REPORT PROCEDURES:

A3.7.1.  MILEAGE REPORT:  Contractors shall use PWS Appendix 3B for reporting monthly mileage statistics for round trip (S1) and one way (S2) missions, respectively. The Microsoft (MS) Excel report format will be provided electronically to each contractor. Within the Excel document, the instructions for completing each report can be found on the first tab labeled “Instructions.” Contractors shall submit monthly round trip and one-way trip mileage and associated financial data to USTRANSCOM/TCAQ-C via email to its assigned Contracting Officer. Reporting period shall include the first day through the last day of each month and shall be submitted within 90 days after the end of the reporting period. Completed Mileage Reports and completed Monthly Fuel Reports (A3.7.2. below) shall be submitted together. Negative reports are required when no flying was performed.

A3.7.2. MONTHLY FUEL REPORT: Contractors shall use PWS Appendix 3B for reporting Monthly Fuel utilization. The Microsoft (MS) Excel report format will be provided electronically to each contractor. Within the Excel document, the instructions for completing each report can be found on the first tab labeled “Instructions.” Contractors shall submit Monthly Fuel Reports to USTRANSCOM/TCAQ-C via email to its assigned Contracting Officer. Reporting period shall include the first day through the last day of each month, and the report shall be submitted no later than 90 days after the end of the month. Monthly Fuel Reports shall be submitted at the same time as the Monthly Mileage Reports addressed in paragraph A3.7. If a carrier fails to comply with the USTRANSCOM Monthly Fuel Report requirements, USTRANSCOM reserves the right to suspend all future entitlement-based expansion business until the carrier completes the required Monthly Fuel Report documentation in the correct format.

A3.7.2.1. Appendix 3B-Section 3 – Fuel Summary calculations. The contractor shall track and record the net fuel gallons and net fuel cost (commercial and military) used to perform the total fuel miles reported for the month. The contractor shall determine the net gallons of fuel used by summing the fuel purchased throughout the mission legs, and adding the difference between the gallons on-board the aircraft at the start of the mission and of the gallons on- board the aircraft at the end of the mission. The intent of this section is to accurately capture the fuel amount in gallons and cost attributable to the performance of the reported total miles flown in USTRANSCOM service. The contractor shall account for fuel and the costs associated with fuel using a First-In First-Out (FIFO) inventory method.

EXAMPLE (by mission):	Amount (Gal)		Cost ($)
Fuel on-board at Mission start/origin (or Ferry origin):	6,000 gallons	@$3.50/gal	$21,000
ADD: Fuel purchased/loaded during mission at ICAO #1:	(+) 10,000 gallons	@$3.10/gal	$31,000
ADD: Fuel purchased/loaded during mission at ICAO #2:	(+) 12,000 gallons	@$3.40/gal	$40,800
LESS: Fuel remaining after mission completion:	(–) 7,500 gallons	@$3.40/gal	($25,500)
Total Fuel Used for Mission:	20,500 gallons		$67,300

•

Total Commercial Fuel – The contractor shall report the total commercial fuel in gallons and total commercial fuel cost. By dividing the total cost by total gallons, the contractor shall report the average cost of commercial fuel per gallon.

•

Total Military Fuel – The contractor shall report the total military fuel in gallons and the total military fuel cost. By dividing the total cost by total gallons, the contractor shall report the average cost of military fuel per gallon.

•	Total Fuel Purchased – The contractor shall sum the reported gallons and cost for both the commercial and military fuel and derive an average cost of fuel per gallon using the aggregate data.

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Attachment 1

A3.7.2.2. REPORT REVIEW. The Appendix 3B, Monthly Fuel Summary, must be accurately completed and signed by a person authorized to negotiate for and bind the company. All fuel report information is considered certified and auditable. Once submitted, the assigned CO will review the report summary, and the information will be compared to payment data generated from AMC’s Commercial Operations Integrated System (COINS). When requested, a contractor shall provide the necessary backup documentation on missions/miles flown, cost of fuel, etc. When the monthly report summary has been finalized and signed by a CO, the signed copy will be emailed to the contractor. Contractors will either submit an invoice into IRAPT (formerly WAWF) for the adjustment or receive a demand letter for overpayment. Periodically, USTRANSCOM/TCAQ-C will conduct a Monthly Fuel Report Review according to the reports submitted.  When requested, contractors shall submit the requested documentation to support this review.

A3.8. FUEL PURCHASE AGREEMENTS (FPA):  Carriers are required to adhere to the terms and condition of the DLA-Energy FPA. If carriers fail to pay fuel debts owed to DLA-Energy, in accordance with the terms of the DLA-E FPA, on the day due, USTRANSCOM reserves the right to suspend all future entitlement-based expansion business until the carrier provides documentation to support the delinquent fuel debt has been paid. In addition, USTRANSCOM retains a second option to apply an immediate right to offset or recoup the owed amount in mission payments due the contractor. Carriers are required to notify the USTRANSCOM Contracting Officer if it fails to make payment of DLA-Energy debt within 24 hours of missing a payment.

A3.9. CONTRACTOR’S AIRCRAFT STATUS REPORT: When a change in the status of CRAF allocated aircraft occurs, contractors shall report the information to USTRANSCOM/TCAQ-C, the DOT/Research and Special Programs Administration (RSPA), and Office of Emergency Transportation (DOT/OET). Additionally, provide one copy of legal documents described in the clause entitled “LEGAL DOCUMENTS”, located in Section H, to USTRANSCOM/TCAQ-C and USTRANSCOM/JA. The report shall be submitted when a CRAF-allocated aircraft is:

(1)	Destroyed or suffers damage which removes it from service for more than 72 hours;
(2)	Sold or leased, to include the identity of the transferee, date and place of the transfer, and the terms and conditions of the transfer;
(3)	Registered under a different number or removed from U.S. registration; or
(4)	Otherwise unable to satisfy its CRAF commitment (e.g. seizure by a foreign Government, loss of operating certificate).

A3.10. HAZARD REPORTING: Contractor representatives shall report any condition involving cargo that constitutes a hazard to operations to the contractor and airport safety personnel. This report shall contain the following information: location; date and time (GMT); nomenclature of cargo (proper shipping name of hazardous cargo); shipper’s organization/unit and name of cargo representative; destination of cargo; TCN or bumper/increment number; facts and circumstances. Refer to paragraph 1.3.15., Transporting Hazardous Cargo.

A3.11.  SPOTLIGHTING AND HOSTILE EVENT REPORTS (INTERNATIONAL):  Timely threat reporting is essential to safe aircraft operations. In the event a contractor operating an AMC mission is illuminated or “spotlighted”, or is fired upon in the air or on the ground, the crew shall note the date, time, and approximate area from which the event originated. All incidents, including any hostile action (potential or realized) directed at the aircraft, shall be reported immediately to the cognizant air traffic control agency. Additionally, upon landing, at the first airfield or airbase with a U.S. military presence, the crew shall notify the base operations center of the occurrence. The contractor shall also notify AMC immediately of any information relating a threat to AMC or AMC-contracted commercial aircraft, or of any attempts to elicit information from the crew about their mission or cargo. When reporting the incident to AMC, the crew will contact, via either email or phone, the Tanker Airlift Control Center (618 AOC (TACC)) at 618-229-0399 or tacc-xoz@us.af.mil and Senior Intelligence Duty Officer (SIDO) at 618-229-4781 or AMC.AIS.SIDO@us.af.mil. The contractor shall also report any incidents to USTRANSCOM/TCAQ-C during the next business day at 618-220-7121 or email your Administrative Contracting Officer (CO).  See Appendix 3E for Commercial Air Crew Debrief checklist.

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Attachment 1

A3.12. CIVIL AIRCRAFT LANDING PERMIT: Prior to contract award, the contractor shall submit DD Form 2400 (Civil Aircraft Certification of Insurance), DD Form 2401 (Civil Aircraft Landing Permit), and DD Form 2402 (Civil Aircraft Hold Harmless Agreement). Refer to paragraph 4.9. Civil Aircraft Landing Permit. Where possible, insurance shall correspond to the contract period of performance. In those instances where that is not possible, contractors are responsible for providing updated forms 7 working days prior to expiration of the landing permit.

Failure to provide updated documents within the time specified may result in a breach of this contract requirement and a reduction of such offeror’s entitlement for the purpose of awarding business in the forecast year or the next quarterly mobilization value change, whichever is first, may occur. Mobilization point entitlement may be reduced at a rate of one percentage point per day late up to a maximum reduction of 30 percent as a result of the late submission.

A3.13. PASSENGER CARE CONTINGENCY PLAN: All contractors receiving fixed channel awards for passenger airlift services shall submit a passenger Care Contingency Plan with specific details including contractor representative’s name, contracted hotels, restaurants, and transportation arrangements established for use during delays at all channel stops to the CO at least 30 days prior to the start of a channel operation. If the award date of the contract prohibits a contractor from submitting their plan at least 30 days prior to the start of a channel operation, the contractor shall submit their plan 7 days after award.  Any changes after approval shall be submitted to the CO within 10 days of making such change.

NOTE: If at any time during the contract period, a contractor is awarded subsequent expansion trips scheduled by the 618 AOC (TACC)/XOG Channel Directorate, the contractor is required to submit written contingency plans for all associated stops to the CO.

A3.14.  ACCOUNTABILITY OF GOVERNMENT FURNISHED EQUIPMENT:

A3.14.1. COMSEC Material Report (SF 153): Government provided Secure Voice Equipment shall be inventoried on an annual basis. The FSO shall provide an annual inventory of all Secure Voice Equipment (i.e., KSV-21card) by 31 January or at the request of AMC/A3BC, whichever is sooner. The inventory shall be documented and signed by the FSO using the Standard Form 153, COMSEC Material Report, which will be provided by the Secure Voice Responsibility Officer at AMC/A3BC.

A3.14.2.  GOVERNMENT FURNISHED EQUIPMENT (CRAF FORM 1297):  Government Furnished

Equipment (GFE) will also be inventoried on an annual basis. The FSO will provide an annual inventory of all GFE by 31 January or at the request of HQ AMC/A3BC, whichever is sooner. The GFE inventory (i.e., STE phone and secure fax) will be documented and signed by the FSO using the Government Furnished Equipment hand receipt, which will be provided by the Secure Voice Responsibility Officer at HQ AMC/A3BC.

A3.15. TEAM COMMISSIONS REPORT:  Total commissions* paid/received between team members based upon revenue** received from fixed buy and expansion missions awarded will be reported to the CO on a quarterly basis NLT 30 days after the end of each quarter. Report period of performance will be based upon departure date of missions.  (See Template at Appendix 3F.)

*Commission: fee, bonus, administrative fee, overhead fee or any other type or combination of consideration

**Revenue: Mission price less euro-control, government fees, taxes, and customs that are reimbursable per the contract.

***Percent of Total Commission:  Total Commissions Received / Total = 100%

A3.16.  LEGAL DOCUMENTS:  The Contractor shall submit, simultaneously with its transfer to the Department of Transportation (DOT), one copy to USTRANSCOM/TCAQ-C and one copy to USTRANSCOM/JA of each application, pleading, or other document submitted to said Agency by the Contractor or by any organization of which the Contractor is a member, which application, pleading, or other document pertains, directly or indirectly, to this or any other contract for air transportation to which USTRANSCOM is a party or is expected to be a party. Included among such pleadings is any pertaining to the leasing of any aircraft listed in Appendix 3A.

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Attachment 1

A3.17. REQUEST FOR REIMBURSEMENT:

A3.17.1. Requests for reimbursement under the contract’s reimbursable CLINS shall be rounded to the nearest whole dollar and submitted to the Contracting Officer for review and approval as instructed below. All requests shall be direct costs excluding any indirect charges such as G&A and profit.

a.

Transportation Tax; Head Tax; Custom Charges shall be requested through Wide Area Work Flow based on actual charges as outlined in 19 USC 58c; Immigration Charges as outlined in 8 USC 1356(d); Animal and Plant Health Inspection Service Fee as outlined in 7 CFR Part 354 (passenger fee only), and Federal Inspection Station Fee. Review and approval by the Contracting Officer will be based on Government acceptance of actual passenger head counts as verified in GDSS.

b.

Demurrage, when approved by the CO, will be paid on completed cargo missions when departure is delayed over 3 hours beyond scheduled block time and the delay is Government controllable. Approval of requests will be based on the Government’s validation of the actual mission details submitted by the Contractor and circumstances as documented in GDSS and COR reports. Demurrage is calculated by subtracting three (3) hours from the total number of hours (rounded to the nearest hour) the aircraft is delayed. These hours are then multiplied by the price set forth in the Rates and Rules based on aircraft type. Payment of delays of fractions of an hour will be calculated using normal rounding procedures, i.e., 29 minutes or less will be dropped, 30 minutes or more will be rounded to the next whole hour.

c.

Other costs (i.e. extraordinary insurance cost, excess baggage, Government directed care of passengers during non-controllable delays, etc.) may be allowed as reimbursable, if determined appropriate and authorized by the Contracting Officer prior to the Contractor incurring the cost. Actual costs shall be submitted to the Contracting Officer for determination as allocable, allowable and reasonable IAW FAR Part 31.

d.

Fuel adjustments will be submitted and approved in accordance with Attachment 1, PWS, Appendix 3, paragraph A3.7 and Contract Section I.6. Economic Price Adjustment Based on Actual Cost of Fuel – Airlift.

e.

In the event of (1) Domestic CRAF Activation or (2) a canceled Domestic CRAF activation scheduled flight after the Contractor’s aircraft has departed to position or has already positioned for a scheduled flight when notice of cancellation is given; the Government will pay the Contractor the positioning/depositioning cost. Certification showing positioning and depositioning distances and locations shall accompany the Contractor’s invoices.

A3.18.  COST OR PRICING DATA

A3.18.1. Contractors are required to submit data other than certified cost or pricing data information necessary to establish and negotiate the uniform rate. Contractors are required to submit data other than certified cost and pricing data NLT 60 days after requested by USTRANSCOM/TCAQ-P. Contractors are required to submit complete copies of leases when requested by TCAQ-P. Refer to the current Ratemaking MOU, to obtain the threshold for the requirement to submit data other than certified cost and pricing data for ratemaking under this contract.

A.3.18.2. Requirements for submission of data other than certified cost and pricing data are addressed in FAR 15.403-3, entitled “Requiring Data Other Than Certified Cost or Pricing Data.” Failure to provide accurate data other than certified cost and pricing data for use in ratemaking within the time specified by USTRANSCOM/TCAQ-P will result in a breach of this contract requirement and a reduction of such offerors' entitlement for the purpose of awarding business in the  forecast year.   Mobilization point entitlement in the CRAF contract may be reduced at a rate of one percentage point per day late, up to a maximum reduction of 30 percent, as a result of the late submission of the required cost and pricing data. Failure to submit the required data other than certified cost and pricing data by the final cutoff   dates for inclusion in the uniform rate, as established by USTRANSCOM, may result in ineligibility for award of a contract.

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Attachment 1

A3.18.3. Contractors may be required to submit cost and pricing data in support of CLINS other than those priced at the USTRANSCOM Uniform Negotiated Rate.

PWS APPENDICES – TEMPLATES

****TO BE PROVIDED AS SEPARATE FILES*****

APPENDIX 3A	LIST OF AIRCRAFT
APPENDIX 3B	MONTHLY FUEL/MILEAGE REPORT SUMMARY (includes 3B-1 and 3B-2)
APPENDIX 3C	INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION
APPENDIX 3D	REVENUE ROUTE SUPPORT AND AUTHORIZATION
APPENDIX 3E	COMMERCIAL AIR CREW DEBRIEF CHECKLIST SPOTLIGHTING AND HOSTILE EVENT REPORT
APPENDIX 3F	TEAM COMMISSIONS REPORT
APPENDIX 3G	NIST SP 800-171-PLAN OF ACTION TEMPLATE

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Attachment 1

APPENDIX 4 – AIRCRAFT CLEARANCE AND
STATUS OF FORCES AGREEMENT (SOFA) GUIDANCE

A4.1. DIRECTIVES: The host nation’s Aeronautical Information Publication (AIP) includes the process and/or points of contacts for obtaining civilian clearances. When a foreign country requires that a carrier under contract to USTRANSCOM submit a clearance request through U.S. diplomatic channels for approval, this fact, along with the procedures to be followed, will be noted in the DoD Foreign Clearance Guide (FCG), https://www.fcg.pentagon.mil. Contractors shall adhere to the guidelines outlined in this appendix when operating missions under this contract that require clearances to be submitted through U.S. diplomatic channels and shall consult the DoD Foreign Clearance Guide for specific U.S. Embassy requirements or country restrictions to supplement IFIM and AIP requirements.

Contractors can obtain a user name and password for access to the on-line FCG by contacting HQ USAF/A10-Sby e-mail at usaf.fcg@mail.mil or by calling (703) 614-0130.

A4.2. GENERAL: U.S.-registered commercial aircraft operated by carriers under contract to USTRANSCOM are civil aircraft and do not acquire the status of state aircraft unless the particular aircraft is specifically designated as such by the U.S. Government. The normal practice of the U.S. Government is not to designate contract aircraft as state aircraft, thereby leaving such aircraft subject to the legal regime applicable to civil aviation under the International Convention on Civil Aviation (Chicago Convention).  Although many Status of Forces and Base Rights Agreements to which the U.S. is a party, grant DoD contract aircraft the same or similar rights of access, exit, and freedom from landing fees and similar charges enjoyed by the military aircraft under the agreements, such agreements do not have the effect of declaring DoD contract aircraft to be military aircraft or any other form of state aircraft. Commercial aircraft operating USTRANSCOM contracted airlift missions are nonscheduled civil aircraft, and enjoy more liberal operating and transit rights in most foreign countries than state aircraft. Consequently, it is in the USG’s interest as well as that of the contractor to reinforce and assert the civil status of DoD contract aircraft when possible.

A4.3. CLEARANCES FOR CERTAIN TYPES OF CARGO: Article 35 of the Chicago Conventions gives states the authority to regulate the transit of certain types of cargo through their territory.

A4.3.1. MUNITIONS AND IMPLEMENTS OF WAR: States may prohibit or restrict the carriage of munitions or implements of war in or above their territory. Each state defines for itself what constitutes munitions or implements of war, and if transit is permitted, may impose notice or other special requirements in addition to those which may be required for Dangerous Goods (see A4.3.2., below).

A4.3.2. OTHER CARGO: Each state also has the right to regulate, for reasons of public order and safety, the carriage in or above its territory of articles other than munitions or implements of war.  This includes, but may not be limited to, Dangerous Goods as defined in Annex 18 to the Chicago Convention. State regulations governing the transit of Dangerous Goods typically conform to the detailed provisions contained in the Technical Instructions for the Safe Transport of Dangerous Goods by Air, (ICAO Doc 9284).

A4.4. CONTRACTOR RESPONSIBILITY: The contractor is responsible for obtaining all over flight, landing, and other clearances required to perform USTRANSCOM contracted missions. This includes obtaining any special licenses, permits, authorizations, etc., required to carry munitions or implements of war, or other DoD cargo or personnel, which may be required. Contractors should use the clearance procedures depicted for nonscheduled commercial aircraft in the DoD Commercial Contact Aircraft Appendix, linked within the FCG website, and/or use commercial and civil aviation authority avenues to obtain the necessary clearances. Contractors should not request clearances through via the U.S. diplomatic channels unless specified in the AIP or FCG.

A4.5.  CLEARANCES OBTAINED THROUGH U.S. DIPLOMATIC CHANNELS:  Some states require that clearance requests for contract aircraft carrying DoD cargo or personnel be submitted through U.S. diplomatic channels. To the maximum extent possible, such requirements are reflected in the FCG. Contractors encountering situations where such requirements are not reflected in the FCG should report them to HQ USAF/A10-S by e-mail at usaf.fcg@mail.mil or by calling (703) 614-0130.  The fact that a clearance must be processed through U.S. diplomatic channels does not change the status of the aircraft from a civil to a state aircraft, nor does it relieve the contractor from responsibility for complying with the terms of this contract requiring operation as a civil aircraft, and state laws and regulations applicable to the transit of nonscheduled civil aircraft.

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Attachment 1

A4.5.1. TYPES OF CLEARANCES: Clearances processed through U.S. diplomatic channels, used in the operation of USTRANSCOM contracted missions include blanket, landing and over flights on individual request, as well as clearances for missions transporting hazardous cargo. Contractors must comply with the terms and conditions of such approved clearance requests, such as itinerary, timing, entry and exit points and route.

A4.6. CALL SIGN USE: Contractors are expected to use their company call sign to the maximum extent possible when performing missions under this contract. When this is not feasible, the following procedures will apply

A4.6.1. DoD-UNIQUE CALL SIGNS: If a contractor is transiting a state which insists upon the use of a DoD- unique call sign to denote the aircraft’s status as a DoD-contracted flight, the call sign CAMBER (ICAO three letter code CMB) will be used.

A4.7. CLEARANCE PROBLEMS: Contractors shall resolve clearance issues directly with the authorities involved.  Where the FCG specifies that clearances must be obtained through diplomatic channels, or the state insists on such involvement even though it is not reflected in the FCG, contractors shall attempt to resolve the matter directly with the appropriate U.S. Embassy approving office, normally the U.S. Defense Attaché Office (USDAO).

A.4.8INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS UNDER U.S. - REPUBLIC OF KOREA (ROK)

Invited Contractor (IC) or Technical Representative (TR) status shall be governed by the U.S. – ROK SOFA as implemented by United States Forces Korea (USFK) Reg 700-19, which can be found under the “publications” tab on the US Forces Korea homepage http://www.usfk.mil

(a)Definitions.  As used in this clause---

“U.S. – ROK Status of Forces Agreement (SOFA),” means the Mutual Defense Treaty between the Republic of Korea and The United States of America, Regarding Facilities and Areas and the Status of U.S. Armed Forces in the Republic of Korea, as amended.

“Combatant Commander,” means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161. In Korea, the Combatant Commander is the Commander, United States Pacific Command.

“United States Forces Korea (USFK),” means the subordinated unified command through which U.S. forces would be sent to the Combined Forces Command fighting components.

“Commander, United States Forces Korea (COMUSK),” means the commander of all U.S. forces present in Korea. In the Republic of Korea, COMUSK also serves as Commander, Combined Forces Command (CDR CFC) and Commander, United Nations Command (CDR UNC).

“USFK, Assistant Chief of Staff, Acquisition Management (USFK/FKAQ),” means the principal staff office to USFK for all acquisition matters and administrator of the U.S. –ROK SOFA as applied to U.S. and Third Country Contractors under the Invited Contractor (IC) and Technical Representative (TR) Program (USFK Reg 700-19).

“Responsible Officer (RO),” means a senior DoD employee (such as military E5 and above or civilian GS-7 and above), appointed by the USFK Sponsoring Agency (SA), who is directly responsible for determining and administering appropriate logistics support for IC/TRs during contract performance in the ROK.

(b)    IC or TR status under SOFA is subject to the written approval of USFK, Assistant Chief of Staff, Acquisition Management (FKAQ), Unit #15237, APO AP 96205-5237.

(c)    The CO will coordinate with HQ USFK/FKAQ, IAW FAR 25.8, and USFK Reg 700-19. FKAQ will determine the appropriate Contractor status under the SOFA and notify the CO of that determination.

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Attachment 1

(d)    Subject to the above determination, the Contractor, including its employees and lawful dependents, may be accorded such privileges and exemptions under conditions and limitations as specified in the SOFA and USFK Reg 700-19. These privileges and exemptions may be furnished during the performance period of the contract, subject to their availability and continued SOFA status. Logistics support privileges are provided on an as-available basis to properly authorized individuals. Some logistics support may be issued as Government Furnished Property or transferred on a reimbursable basis.

(e)    The Contractor warrants and shall ensure that collectively, and individually, its officials and employees performing under this contract will not perform any contract, service, or other business activity in the ROK, except under U.S. Government contracts and that performance is IAW the SOFA.

(f)    The Contractor’s direct employment of any Korean-National labor for performance of this contract shall be governed by ROK labor law and USFK regulation(s) pertaining to the direct employment and personnel administration of Korean National personnel.

(g)    The authorities of the ROK have the right to exercise jurisdiction over invited Contractors and technical representatives, including Contractor officials, employees and their dependents, for offenses committed in the ROK and punishable by the laws of the ROK. In recognition of the role of such persons in the defense of the ROK, they will be subject to the provisions of Article XXII, SOFA, related Agreed Minutes and Understandings. In those cases in which the authorities of the ROK decide not to exercise jurisdiction, they shall notify the U.S. military authorities as soon as possible. Upon such notification, the military authorities will have the right to exercise jurisdiction as is conferred by the laws of the U.S.

(h)    Invited Contractors and technical representatives agree to cooperate fully with the USFK Sponsoring Agency (SA) and Responsible Officer (RO) on all matters pertaining to logistics support and theater training requirements. Contractors will provide the assigned SA prompt and accurate reports of changes in employee status as required by USFK Reg 700-19.

(i)    Theater Specific Training. Training Requirements for IC/TR personnel shall be conducted in accordance with USFK Reg 350-2 Theater Specific Required Training for all Arriving Personnel and Units Assigned to, Rotating to, or in Temporary Duty Status to USFK. IC/TR personnel shall comply with requirements of USFK Reg 350-2.

(j)    Except for Contractor air crews flying Air Mobility Command missions, all U.S. Contractors performing work on USAF classified contracts will report to the nearest Security Forces Information Security Section for the geographical area where the contract is to be performed to receive information concerning local security requirements.

(k)    Invited Contractor and Technical Representative status may be withdrawn by USFK/FKAQ upon:

(1)	Completion or termination of the contract.
(2)	Determination that the Contractor or its employees are engaged in business activities in the ROK other than those pertaining to U.S. armed forces.
(3)	Determination that the Contractor or its employees are engaged in practices in contravention to Korean law or USFK regulations.

(l)    It is agreed that the withdrawal of invited Contractor or technical representative status, or the withdrawal of, or failure to provide any of the privileges associated therewith by the U.S. and USFK, shall not constitute grounds for excusable delay by the Contractor in the performance of the contract and will not justify or excuse the Contractor defaulting in the performance of this contract. Furthermore, it is agreed that withdrawal of SOFA status for reasons outlined in USFK Reg 700-19, Section II, paragraph 6 shall not serve as a basis for the Contractor filing any claims against the U.S. or USFK. Under no circumstance shall the withdrawal of SOFA Status or privileges be considered or construed as a breach of contract by the U.S. Government.

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(m)    Support.

(1)    Unless the terms and conditions of this contract place the responsibility with another party, the COMUSK will develop a security plan to provide protection, through military means, of Contractor personnel engaged in the theater of operations when sufficient or legitimate civilian authority does not exist.

(2)(i)    All Contractor personnel engaged in the theater of operations are authorized resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.

(ii)    When the Government provides medical or emergency dental treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

(iii)    Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.

(3)    Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theater of operations under this contract.

(n)    Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel supporting U.S. Armed Forces in the Republic of Korea as specified in paragraph (b)(1) of this clause are familiar with and comply with, all applicable --

(1)    United States, host country, and third country national laws;

(2)    Treaties and international agreements;

(3)    United States regulations, directives, instructions, policies, and procedures; and

(4)    Orders, directives, and instructions issued by the COMUSK relating to force protection, security, health, safety, or relations and interaction with local nationals. Included in this list are force protection advisories, health advisories, area (i.e. “off-limits), prostitution and human trafficking and curfew restrictions.

(o)    Vehicle or equipment licenses. IAW USFK Regulation 190-1, Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations. All Contractor employees/dependents must have either a Korean driver’s license or a valid international driver’s license to legally drive on Korean roads, and must have a USFK driver’s license to legally drive on USFK installations. Contractor employees/dependents will first obtain a Korean driver’s license or valid international driver’s license then obtain a USFK driver’s license.

(p)    Evacuation.

(1)    If the COMUSK orders a non-mandatory or mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national Contractor personnel.

(2)    Non-combatant Evacuation Operations (NEO).

(i)    The Contractor shall designate a representative to provide Contractor personnel and dependents information to the servicing NEO warden as required by direction of the Responsible Officer.

(ii)    If contract period of performance in the Republic of Korea is greater than six (6) months, non-emergency essential Contractor personnel and all IC/TR dependents shall participate in at least one USFK sponsored NEO exercise per year.

(q)    Next of kin notification and personnel recovery.

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(1)The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is missing, captured, or abducted.

(2)    In the case of missing, captured, or abducted Contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

(3)    IC/TR personnel shall accomplish Personnel Recovery/Survival, Evasion, Resistance and Escape (PR/SERE) training in accordance with USFK Reg 525-40, Personnel Recovery Procedures and USFK Reg 350-2 Theater Specific Required Training for all Arriving Personnel and Units Assigned to, Rotating to, or in Temporary Duty Status to USFK.

(r)    Mortuary affairs. Mortuary affairs for Contractor personnel who die while providing support in the theater of operations to U.S. Armed Forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy and Army Regulation 638-2, Care and Disposition of Remains and Disposition of Personal Effects.

(s)    USFK Responsible Officer (RO). The USFK appointed RO will ensure all IC/TR personnel complete all applicable training as outlines in this clause.

A4.9  CONTRACTS TO BE PERFORMED IN JAPAN

The Status of Forces Agreement between the United States and Japan (SOFA) governs the rights and obligations of the United States armed forces in Japan. Unless a Contractor is present in Japan solely to perform under a contract with the United States for the sole benefit of the United States armed forces in Japan and is accorded privileges under SOFA Article XIV, it and its employees shall be subject to all the laws and regulations of Japan. Certain Contractor employees and their dependents not accorded privileges under SOFA Article XIV may be accorded privileges under SOFA Article I(b). Dependents of Contractors or of Contractor employees who receive SOFA Article XIV status do not receive status under SOFA Article XIV or SOFA Article I(b). The Contractor shall comply with the instruction of the CO concerning the entry of its employees, equipment, and supplies into Japan, and shall comply with all applicable Japanese laws and regulations as well United States Forces Japan (USFJ) and USFJ component policies and regulations during the performance of this contract.

A4.10  SOFA ARTICLE XIV STATUS

(a)    Awardee may apply for Article XIV status under the United States – Japan Status of Forces Agreement (SOFA). Persons, including corporations organized under the laws of the United States, and their employees who are ordinarily resident in the United States and whose presence in Japan is solely for the purpose of executing contracts with the United States for the benefit of the United States armed forces may acquire privileged status under SOFA Article XIV. Such Contractors and Contractor employees are eligible for agency privileges and benefits under the SOFA but otherwise remain subject to the laws and regulations of Japan. Neither SOFA Article XIV nor SOFA Article I(b) status and privileges extend to dependents of SOFA Article XIV Contractors or Contractor employees.

(b)    Procedures

(1)    Formal application for SOFA Article XIV status shall be made to HQ USFJ only after the contract has been awarded and the Contractor’s place of operation in Japan has been determined.

(2)    A Contractor seeking SOFA Article XIV status for itself and its employees shall submit the following to the Contracting Officer as part of its offer:

(i)

Proof that the Contractor is a person ordinarily resident in the United States or a corporation organized under the laws of the United States and that its presence in Japan is solely for the purpose of executing contracts with the United States for the benefit of the United States armed forces; and

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(ii)

Proof that the Contractor’s employees are persons ordinarily resident in the United States and that their presence in Japan is solely for the purpose of performing work under contracts with the United States for the benefit of the United States armed forces.

(3)The Contracting Officer shall make the initial determination whether the Contractor qualifies for SOFA Article XIV status. Upon a determination of qualification, the Contracting Officer shall forward a request for designation to Commander, U.S. Forces Japan, ATTN: USFJ/J5, Unit 5068, APO AP 96328. The request shall include the items requested in subparagraph A4.10(b)(2), a full explanation of the necessity of using a United States Contractor consistent with DFARS PGI 225.74, and relevant documentation.

(4)    HQ USFJ shall make the final determination on the Contractor’s SOFA Article XIV status upon consultation with the Government of Japan.

(5)    Upon receipt of HQ USFJ approval, the Contracting Officer shall issue Letters of Identification indicating SOFA Article XIV status has been granted to the Contractor and Contractor employees.

(6)    Once a Contractor has been designated under SOFA Article XIV, it is not necessary that it be re- designated if a follow-on contract is awarded to that Contractor; provided the new contract does not involve a material change from the work under which the SOFA Article XIV designation was originally granted and there is no significant delay between completion of the existing contract and initiation of performance under the follow-on contract.

(c)    SOFA Article XIV privileges and benefits. In accordance with SOFA Article XIV, paragraphs 3 through 8, upon certification by appropriate United States authorities as to their identity, such persons and their employees shall be accorded the following benefits of the SOFA.  Note: Privileges and benefits afforded under SOFA Article XIV do not extend to dependents/family members.

(1)    Access to and movement between facilities and areas in use by the United States armed forces and between such facilities and areas and the ports or airports of Japan as provided for in SOFA Article V, paragraph 2;

(2)    Entry into Japan and exemption from Japanese laws and regulations on the registration and control of aliens as provided for in SOFA Article IX;

(3)    Exemption from customs duties and other such charges on furniture and household goods for private use imported by person when they first arrive to work in Japan, vehicles and parts imported for private use, and reasonable quantities of clothing and household goods for everyday private use which are mailed into Japan through United States military post offices as provided for in SOFA Article XI, paragraph 3;

(4)    If authorized by the installation commander or designee, the right to use Navy exchanges, post exchanges, base exchanges, commissaries, messes, social clubs, theaters, newspapers and other non-appropriated fund organizations regulated by United States military authorities as provided for in SOFA Article XV;

(5)    The transmission into or outside of Japan of United States dollar or dollar instruments realized as a result of contract performance as provided for in SOFA Article XIX, paragraph 2;

(6)    The use of postal facilities as provided for in SOFA Article XXI;

(7)    Exemption from the laws and regulations of Japan with respect to terms and conditions of employment except that such exemption shall not apply to the employment of local nationals in Japan;

(8)    Exemption from taxes and similar charges of Japan on depreciable assets except houses, held, used, or transferred for the execution of contracts referenced in subparagraph (a);

(9)    Exemption from taxation in Japan on the holding, use transfer by death, or transfer to person or agencies entitled to tax exemption under the SOFA, of movable property, tangible or intangible, the presence of which in Japan is due solely to the temporary presence of these persons in Japan, provided such exemption shall not apply to property held for the purpose of investment or the conduct of other business in Japan or to any intangible property registered in Japan. No exemption from taxes payable for the use of roads by private vehicles is provided under SOFA Article XIV;

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(10)    Exemption from income or corporation taxes of the Government of Japan or any other taxing agency in Japan on any income derived under a contract made in the United States with the Government of the United States in connection with the construction, maintenance or operation of any of the facilities or area covered by the SOFA. The provisions of this paragraph do not exempt such persons from payment of income or corporation taxes on income derived from Japanese sources;

(11)    Japan authorities have the right to exercise jurisdiction over SOFA personnel in relation to offenses committed in Japan and punishable by the law of Japan. In those cases in which the Japanese authorities have the primary right to exercise jurisdiction but decide not to do so, the United States shall have the right to exercise such jurisdiction as is conferred on it by the law of the United States.

A4.11 SOFA ARTICLE I(b) STATUS

(a)    SOFA Article I(b) status. Individuals including, but not limited to, technical advisors, consultants, entertainers serving under contracts with the United States for the provision of services in support of U.S. armed forces in Japan, and whose presence is required in Japan to provide such services, may acquire SOFA status in Japan as part of the civilian component under Article I(b) of the SOFA. To qualify for SOFA status under SOFA Article I(b), such individuals must be:

(1)United States nationals,

(2)not ordinarily resident in Japan,

(3)present in Japan at the invitation of, and solely for the purpose of executing contracts with, the United States for the benefit of the United States armed forces, and

(4)not Contractors or employees of a Contractor whose presence in Japan is solely for the purpose of executing contracts within the definition of SOFA Article XIV.

(b)SOFA Article I(b) procedures. Contractor personnel must obtain a Letter of Identification from Contracting Officer to authorize entry into Japan under SOFA Article I(b) and to identify which Article I(b) privileges and benefits will be provided to each employee/dependent. Contractor shall, in writing, identify all Contractor personnel and accompanying dependents eligible for SOFA Article I(b) status to the Contracting Officer.

(c)    SOFA Article 1(b) privileges and benefits. Persons granted authority to enter Japan under SOFA Article I(b) and their dependents (defined as spouse, children under 21, and, if dependent for over half their support upon an individual having SOFA Article I(b) status, parents and children over 21) shall be accorded the following benefits of the SOFA.  These privileges are personal to the employee/dependent and to not inure to the employer.  The employer must be legally present in Japan and authorized to perform the contractual duties in accordance with Japanese law.

(1)    Access to and movement between facilities and areas in use by the United States armed forces and between such facilities and areas and the ports or airports of Japan as provided for in SOFA Article V, paragraph 2;

(2)    Entry into Japan and exemption from Japanese laws and regulations on the registration and control of aliens as provided for in SOFA Article IX;

(3)    Acceptance as valid by Japan, without a driving test or fee, a U.S. Forces, Japan Operator’s Permit for Civilian Vehicle as provided for in SOFA Article X. Issuance of such permit shall be subject to applicable military regulation;

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(4)    Exemption from customs duties and other such charges on materials, supplies, and equipment which are to be incorporated into articles or facilities used by the United States armed forces furniture, household goods for private use imported by person when they first arrive to work in Japan, vehicles and parts imported for private use, and reasonable quantities of clothing and household goods for everyday private use which are mailed into Japan through United States military post offices as provided for in SOFA Article XI, paragraphs 2 and 3;

(5)    Exemption from the laws and regulations of Japan with respect to terms and conditions of employment as provided for in SOFA Article XII, paragraph 7, except that such exemption shall not apply to the employment of local nationals in Japan;

(6)    Exemption from Japanese taxes to the Government of Japan or to any other taxing agency in Japan on income received as a result of their service with the United States armed forces as provided for in SOFA Article XIII. The provisions of Article XIII do not exempt such persons from payment of Japanese taxes on income derived from Japanese sources;

(7)    If authorized by the installation commander or designee, the right to use Navy exchanges, post exchanges, base exchanges, commissaries, messes, social clubs, theaters, newspapers and other non-appropriated fund organizations regulated by United States military authorities as provided for in SOFA Article XV;

(8)    The transmission into or outside of Japan of United States dollar or dollar instruments realized as a result of contract performance as provided for in SOFA Article XIX, paragraph 2;

(9)    The use of postal facilities as provided for in SOFA Article XXI;

(10)    Exemption from taxation in Japan on the holding, use transfer by death, or transfer to person or agencies entitled to tax exemption under the SOFA, of movable property, tangible or intangible, the presence of which in Japan is due solely to the temporary presence of these persons in Japan, provided such exemption shall not apply to property held for the purpose of investment or the conduct of other business in Japan or to any intangible property registered in Japan.

(11)    Japan authorities have the right to exercise jurisdiction over SOFA personnel in relation to offenses committed in Japan and punishable by the law of Japan. In those cases in which the Japanese authorities have the primary right to exercise jurisdiction but decide not to do so, the United States shall have the right to exercise such jurisdiction as is conferred on it by the law of the United States.

A4.11  LOGISTIC SUPPORT IN JAPAN

Contractor if awarded Article XIV status) , Contractor personnel, and in the case of personnel granted SOFA Article I(b) status, dependents, shall, subject to availability as determined by the installation commander or designee, be provided logistic support including, but not limited to, the items below:

(a)    Navy, Base or Post Exchange, including exchange service stations, theaters, and commissary (Article I(b) personnel/dependents and Article XIV personnel only);

(b)    Laundry and dry cleaning on a fee for service basis;

(c)    Military banking facilities (Article I(b) personnel/dependents and Article XIV personnel only);

(d)    Transient billeting facilities on a reimbursable basis;

(e)    Open mess (club) membership, as determined by each respective club (Article I(b) personnel/dependents and Article XIV personnel only);

(f)    Casualty assistance (mortuary services) on a reimbursable basis;

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(g)    Routine medical care on a reimbursable basis for U.S. citizens and emergency medical care on a reimbursable basis for non-U.S. citizens;

(h)    Dental care (limited to relief of emergencies) on a reimbursable basis;

(i)    Department of Defense Dependent Schools on a space-available and tuition-paying basis;

(j)    Postal support, as authorized by military postal regulations (Article I(b) personnel/dependents and Article XIV personnel only);

(k)    Local recreation services on a space-available basis;

(l)    Issuance of U.S. Forces, Japan Operator’s Permit (Article I(b) personnel/dependents and Article XIV personnel only);

(m)    Issuance of vehicle license plates (Article I(b) personnel/dependents and Article XIV personnel only).

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APPENDIX 5 – CIVIL RESERVE AIR FLEET (CRAF) ACTIVATION –
INTERNATIONAL AND DOMESTIC

A5.1. DESCRIPTION OF SERVICES: The contractor shall provide all management, supplies, equipment, and personnel necessary to support CRAF activation as outlined in this appendix. The CO will resolve any situation or subject not covered herein.

A5.2. GOVERNING DOCUMENT: Unless otherwise addressed in this appendix, the directives and procedures outlined in the basic PWS shall apply.

A5.2.1. AIRCRAFT OPERATIONS:  Aircraft supporting DoD airlift requirements during CRAF activation shall be operated in accordance with appropriate Federal Aviation Regulations (FARs) and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of USTRANSCOM, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR. Submit the waiver request to HQ AMC/A3BC, 402 Scott Drive, Unit 3A1, Scott AFB IL 62225.  If necessary, call their office at 618-229-1751 for support.

A5.2.2. AIRCRAFT MAINTENANCE: Maintenance of aircraft during CRAF activation is the responsibility of the operating contractor and shall be performed in accordance with appropriate FARs and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of USTRANSCOM, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR. Submit the waiver request to HQ AMC/A3BC, 402 Scott Drive, Unit 3A1, Scott AFB IL 62225. If necessary, call their office at 618-229-1751 for support.

A5.2.3. INSURANCE AND INDEMNIFICATION: The contractor's obligation to perform services hereunder during any period when the CRAF is activated, as described in the agreement, is expressly conditioned on there being commercial insurance obtained by the contractor to cover the contractor’s operations; non-premium insurance issued by the FAA under Chapter 443 of title 49, U.S. Code, to cover the contractor’s operations; and/or, indemnification pursuant to the provisions of Public Law (PL) 85-804 and Executive Order 10789, as amended, that cover the contractor’s operations.

A5.2.4. INCREMENTAL ACTIVATION AND DEACTIVATION: The CRAF may be activated/deactivated incrementally or in total, by stage, segment, section, elements, or aircraft. The Government retains the option of activating any portion of each stage or segment, as required. During CRAF activation, USTRANSCOM exercises mission control and the contractor retains operational control.

A5.2.5. AIRCRAFT CALL UP AND RELEASE: Within each activated stage, segment, and section, USTRANSCOM may select and call up specific aircraft needed to fulfill the DoD airlift requirement.

USTRANSCOM may elect to call up only a portion of the available aircraft. Upon aircraft call up, the aircraft as committed under this contract and requested by the Government shall be positioned at the location(s) directed by the Government. If committed aircraft are not designated for call up within 72 hours after CRAF Stage/Section/Element activation, the aircraft remaining in the Stage/Segment/Element shall be released and the contractor shall receive a minimum of five days’ notice of any subsequent call up, unless a higher stage of CRAF is mandated by DoD contingency requirements.  If DoD contingency requirements mandate activation at a higher stage (i.e., Stage II or III for an existing Stage I activation), the five days minimum notification requirement is nullified and the  appropriate response time as stated in paragraph A5.2.10, Response Time, (below) to the newly activated stage shall apply.

A5.2.6.  CONTRACTOR DUTIES:  The contractor shall:

•	Respond to requests for airlift missions.
•	Schedule crews to support assigned mission, and deploy stage crews.
•	Develop mission itinerary in line with airlift requests and required pickup/delivery times.
•	Flight follow aircraft flying in support of CRAF.

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•	Forward aircraft arrival/departure/advisory messages and mission status to the 618 AOC (TACC) and HQ AMC/A3BC.

A5.2.7.  MINIMUM UTILIZATION OF INTERNATIONAL (LONG-RANGE SECTION) SEGMENT:

Contractors with international (long-range) aircraft called up for service shall be guaranteed an average daily utilization of 12 hours for the duration of the call up or for a specified minimum number of days, whichever is longer. This specified minimum call-up duration for a Stage I activation is 11 days and for a Stage II or III activation the minimum duration is 15 days. Only aircraft called up are guaranteed minimum utilization.

USTRANSCOM will give at least 11 days’ notice of release of a Stage I segment, section, element or aircraft deactivation and at least 15 days’ notice of release of a Stage II or III segment, section, element or aircraft deactivation. Negotiation of compensation for under-utilization shall be in accordance with the procedures outlined below and shall include all commercial business obtained by the contractor using called up aircraft. Contractors are obligated to utilize their best efforts to obtain commercial business to minimize Government costs during any period of guaranteed utilization including, but not limited to, the 15-day period following notice of release.  Contractors may waive these minimum utilization provisions by notifying the CO in writing.

A5.2.7.1. The Contractor shall provide documentation supporting its request for compensation due to underutilization. Contractor may report to USTRANSCOM at the end of each month, at the end of the contract period or upon CRAF deactivation, total hours flown for each called up aircraft, (or substituted aircraft), the number of Contractor controllable delays, hours flown in commercial service, and hours flown in service. Compensation for underutilization will be accomplished at the end of the contract period or upon CRAF deactivation, whichever comes first. Contractors must provide cost data to determine the rate 30 days after contract period or CRAF deactivation.

A5.2.7.2. The equation for computing compensation for underutilization is: (Guaranteed Hours - actual hours) x 500 mph x Aircraft Cabin Load (ACL) x live mile rate (See 3. below) = compensation

1.    Flight time (actual hours) shall include all revenue hours including paid ferry and any commercial flights operated during the CRAF activation.

2.    Actual hours will be increased by 12 hours (or pro-rata portion thereof) for each day (or pro-rata portion thereof) an aircraft is unavailable to the Government for Contractor controllable reasons. (i.e.: maintenance or lack of sufficient crew).

3.    The rate will be based on the live mile rate in the USTRANSCOM Negotiated Uniform Rate minus any costs not expected to be incurred (i.e., fuel, meals, maintenance).

4.    The underutilized hours will be converted to miles using an average speed of 500 mph.

EXAMPLE:

(i)Tail number N123 with an ACL of 330 PAX is activated on the 5th of the month.

(ii)The aircraft operated for 160 flight hours for the 15 day activation period including 10 commercial hours.

(iii)Guaranteed utilization = 180 hours (15 days x 12 hours/day)

(iv)Actual utilization = 160 hours

(v)Underutilized hours = 20 hours

(vi)20 hours x 500 mph = 10,000 miles x 330 ACL = 3,300,000 seat miles x .045 (actual rate to be determined) =$148,500 compensation earned for the month.

A5.2.7.3. Prices paid for airlift called up under all CRAF activation stages may be adjusted by negotiation between the Contractor and the Government pursuant to the procedures in Section I, FAR 52.243-1 entitled Changes—Fixed Price Alternate IV.  It shall be presumed prices are computed in accordance with the Rates and Rules incorporated by reference for International Long - and Short-Range Commercial Augmentation and applied to the mileage set forth in Commercial Operations Integrated System (COINS) for the shortest route over which the aircraft operated, constitutes equitable prices for such services. For the purpose of circumnavigating countries which will not grant over flight clearances, peacetime and wartime missions which operate the segments listed in H-13 of the contract,

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will be paid according to the special miles listed therein instead of the mileage calculated by COINS. Consideration will be given to evidence presented by the Contractor for aircraft called up under CRAF activation which reflects reasonable incurred costs outside the peacetime rate. Examples of such costs are: (a) additional per diem expenses incurred to relocate personnel required to assist in the flow of CRAF activated aircraft, (b) additional security expenses for the safety of aircraft and crew.

A5.2.7.4. If conditions require vectoring during CRAF activation or periods where volunteered airlift are used in lieu of CRAF activated airlift, the CO will issue a change order in accordance with Section I, FAR 52.243-1 entitled Changes—Fixed Price Alternate IV. The change order will provide the area, times, etc., for which vectoring will be recognized as a changed condition. A change order authorizes submission of requests for price adjustments. To expedite adjustments, periodic submissions are encouraged. The Contractor should document and support the baseline from which adjustment is requested in addition to substantiation of the amount of the equitable adjustment in any request submitted to the CO.

A5.2.8. AIRCRAFT SUBSTITUTION: During CRAF activation, contractors may substitute aircraft of equal capability for aircraft already called up or being called up. Such aircraft must be acceptable to HQ AMC/A3BC and approved for use by the CO.

A5.2.9. VOLUNTEER CONTRACTORS: Contractors may volunteer to perform missions prior to and during CRAF activation. Volunteers supporting contingency requirements prior to CRAF activation, time permitting, may be given the option to be considered activated when the CRAF, and the segment in which their aircraft would normally qualify, is activated, but only to the level of aircraft required. These aircraft may be considered called up first and released last. After volunteers have committed to activation and been called up, additional aircraft, if required, shall be determined and prorated based on mobilization value (MV) of aircraft within the segment and section activated.

A5.2.10. RESPONSE TIME: When the CRAF is activated, response times for contractors shall be 24 hours after aircraft call up and mission assignment for Stage I, 48 hours for aircraft call up for Stage II, and 72 hours for aircraft call up for Stage III. In those cases where all the aircraft in the Stage/Segment/Element are not called, written notification of release from the 24 or 48 hour response requirement will be given within 72 hours of the activation of the applicable portion(s) of CRAF. USTRANSCOM shall provide a minimum of 5 calendar days’ notice for subsequent call up of those aircraft released. If DoD contingency requirements mandate a higher stage of CRAF activation, the 5 day minimum notification requirement is nullified and the 48-hour and 72-hour response to Stage II and III, respectively, will apply.

A5.2.11.  COMMERCIAL PALLETS:  In some cases during CRAF activation, military necessity may require hand loading of passenger baggage on commercial aircraft. Should the need arise, contractors shall be required to furnish commercial pallets and nets to be used as a subfloor for the lower lobes. Notification will be provided by the CO.

A5.3. CRAF ACTIVATION PLANNING: Unless otherwise specified in applicable tasking messages, planning for use of CRAF shall be predicated upon the following:

□	Availability, upon 24-hour notice, of those aircraft identified as Stage I resources, to perform airlift services as required by the Government.
□	Availability, upon 48-hour notice, of those aircraft identified as Stage II resources, to perform airlift services as required by the Government.
□	Availability, upon 72-hour notice, of those aircraft identified as Stage III resources, to perform airlift services as required by the Government.
□	Effective C2, through commercial and military communication capabilities.
□	Use of contractor resources to the maximum extent possible.

The contractor shall develop a company specific CRAF activation checklist detailing the specific actions needed to ensure readiness for meeting mission requirements. This checklist will be reviewed annually and made available to the MOBREP and other key management personnel. A copy will be provided to HQ AMC/A3B personnel upon request.

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A5.3.1. SELF-SUPPORT: Contractors are allowed three percent of available ACL, by weight, for necessary self- support.

A5.3.2. COMMAND AND CONTROL (C2) AGENCY: When requested by HQ AMC/A3BC, contractors shall establish a 24-hour per day C2 agency manned by qualified personnel and located at the contractor’s designated C2 agency. Existing resources shall expand as required to maintain operational control of resources.  (Existing resources include, but are not limited to, such items as facilities, personnel, and communication networks.) When requested during CRAF activation, the contractor shall provide the pre-designated MOBREP or TAG personnel to HQ AMC, Scott AFB IL.

A5.3.3. PERSONNEL: The contractor shall furnish, or subcontract for, all personnel required in the performance of operations at commercial facilities. During operations, contractors shall procure, position, supervise, and train their own employees.

A5.3.4. LOADING SUPERVISORS: During CRAF activation, contractors may be required to provide highly qualified and certified aircraft loading supervisory personnel to report where directed by HQ AMC/A3BC. Any decision to position key personnel will be designed to facilitate enhanced airlift movement.

A5.3.5.  CREW COMPOSITION:

A5.3.5.1.  INTERNATIONAL:  The contractor is required to maintain a minimum 4:1 crew ratio, exclusive of those with Reserve or National Guard commitments, and material to enable at least 12 hours per day utilization of each aircraft assigned to the CRAF program. During CRAF activation, flight deck crewmembers must be U.S. citizens. Within 24-hours of request by the CO or HQ AMC/A3BC, the Contractor shall submit a list of names of eligible crew members to HQ AMC/A3BC. The list will reflect the crew member's name (last, first, middle name), crew position and equipment qualified to fly, citizenship, date of birth, and employee number. Indigenous personnel may be used to fulfill other personnel requirements in accordance with company policy.

A5.3.5.2  DOMESTIC:  The contractor agrees that during any period of activation of Domestic CRAF assets, it shall provide sufficient personnel, excluding those with Reserve or National Guard commitments, equipment and materials to enable at least 10 hours per day utilization of each aircraft assigned to the CRAF program.  During CRAF activation, flight-deck crewmembers must be U.S. citizens. When requested by the CRAF Program Management Office or the CO, the Contractor shall submit a list of names of the eligible flight deck crewmembers to the CRAF Program Management Office. The list will reflect the crew member's name (last, first, middle name), crew position and equipment qualified to fly, citizenship, date of birth, and employee number. Indigenous personnel may be used to fulfill other personnel requirements in accordance with company policy.  The contractor must provide documentation and justification of how the 10 hour per day utilization rate will be achieved immediately to the Government, if requested. If, the Contractor for reasons beyond its control is unable to provide the personnel, equipment or material necessary to operate its aircraft 10 hours per day, it shall still be obligated to provide the aircraft assigned to the CRAF program and to secure the additional personnel, equipment or material through alternate sources capable of meeting CRAF operational requirements. Alternate sources must be approved by the CRAF Program Management Office (HQ AMC/A3B) ((618) 229-1751) and the CO prior to performance of any CRAF requirement. Similarly, if the Contractor for reasons beyond its control, is unable to provide the aircraft assigned to the CRAF program and operate 10 hours per day, it will be obligated to secure equivalent aircraft, personnel, material and equipment to operate as if it had the aircraft under its control. Alternate sources must be approved by the CRAF Program Management Office (HQ AMC/A3B) ((618)229-1751) and the CO prior to performance of any CRAF requirement. In such events, the compensation, which would otherwise be paid to the contractor under the terms of this contract, shall be reduced by the amount which the CO finds to represent the services and material not furnished by the contractor, and related overhead and profit.

A5.3.6.  CIVIL AIRLIFT SUPPORT ELEMENT (CASE):  Upon request of 618 AOC (TACC), HQ

AMC/A3BC shall recruit a team of two to four CASSs, possessing cargo and passenger expertise, and volunteered by civil air contractor resources, who shall augment an USTRANSCOM/TCAQ-C CRG or Expeditionary Airlift Wing at an on-load or off-load site. The CASE shall act as a liaison to facilitate support for commercial aircraft and aircrews as they transit specific airfields.

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Attachment 1

A5.3.7. LOGISTIC SUPPORT PLANNING (International Only): 618 AOC (TACC) will monitor and coordinate logistic support effectiveness under the airline self-support concept. If the airline cannot self-support, they may request logistic support from USTRANSCOM on an as available basis.

A5.3.8.  POL FACILITIES AND RESUPPLY CAPABILITY:  When available, USTRANSCOM will provide adequate POL facilities and resupply capability at all planned contingency bases. If fuel cannot be made available, suitable alternate airfields will be recommended. Report deficiencies to 618 AOC (TACC).

A5.4.   CRAF ACTIVATION NOTIFICATION AND CONTRACTOR ACTIONS:  CRAF activation messages are transmitted over commercial circuits to each contractor. Minimum actions to be taken by the contractor upon receipt of each message are as follows:

A5.4.1. CRAF ACTIVATION WARNING MESSAGE:  Upon receipt of this message, contractors shall ensure:

•	Personnel are assigned to its operations control center so as to provide 24-hour coverage.
•	Personnel who have been requested by 618 AOC (TACC)/CC shall report where directed by HQ AMC/A3BC (See AMCI 10-402, para 3-5, Manpower and Personnel).

A5.4.1.1. STAGE I, II and III ACTIVATION WARNING MESSAGE: Upon receipt of these messages, contractors shall:

•	Review the operational and maintenance status of all company aircraft allocated to support Stage I and II of CRAF.
•	Prepare to recall and mobilize aircraft and aircrews designated to participate in Stages I and II.
•	Review personnel support requirements.
•	Review the availability of aircraft spares and support equipment.
•	Ensure DoD navigation route kits are current and available for use.
•	Ensure all personnel scheduled to travel overseas have a current and valid U.S. passport or an application for a passport.

A5.4.2. STAGE I, II, and III ACTIVATION MESSAGE:  Upon receipt of this message, contractors shall:

•	Prepare and standby for aircraft call up and AMC airlift mission assignments.
•	Acknowledge agreement in writing with time and tail numbers of aircraft called up.

A5.5. NAVIGATION ROUTE KITS: Upon activation of any stage of the CRAF, the contractor shall place a navigation route kit (hard copy or Flight information Publications DVD) aboard each aircraft called up, and it shall remain with the aircraft during operations.

A5.5.1. INTERMEDIATE STAGING BASE: The on-site Commander or senior AMC representative will ensure the aircrew receives the following: associated hands-on training and issue of GCWDE accomplished by designated disaster preparedness personnel, if directed by HQ AMC/A3BC; the latest available communications information concerning the proposed route of flight; the latest intelligence information associated with the route of flight, destination, alternate(s) and divert bases(s); and enough authentication material (tables) to cover the following 72 hours. Authentication documents shall be made available to flight deck aircrew members at military bases provided they are flying a mission directly related to the activation and have proper identification. These documents shall be treated as classified and disposed of IAW classified disposal procedures.

A5.5.2. ROUTE SUPPORT: During CRAF activation, military and commercial transport aircraft flying in support of the contingency shall receive the same priority.

A5.5.2.1. ROUTE (GROUND) SUPPORT TRAFFIC: During CRAF activation, route (ground) support traffic shall be assigned the same movement priority as AMC route (ground) support traffic.

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Attachment 1

A5.5.2.2. EARLY DEPARTURE (Domestic Only): 618 AOC (TACC), in conjunction with the aircraft pilot in command, may authorize early departure from any station.

A5.5.3. DEFICIENCIES IN SUPPORT: Deficiencies in support requirements at commercial airports during CRAF activation shall be reported to the on-scene military commander and HQ AMC/A3BC (618)-229-1751).

A5.5.4.  MATERIEL HANDLING EQUIPMENT (MHE) (International Only):  618 AOC (TACC) will be responsible for assuring availability of adequate cargo and passenger MHE, to support planned workload at all on- load and off-load locations.

A5.5.4.1. CONTRACTOR-PROVIDED MHE: When required, contractors shall be tasked to provide wide-body MHE from their resources, when available, if compatible military equipment cannot be pre-positioned.

A5.5.4.2. CONTRACTOR-POSITIONING OF MHE: Positioning of contractor MHE will normally be the contractor's responsibility.

A5.5.4.3. GOVERNMENT-POSITIONING OF MHE: AMC CAT Logistics Cell will position MHE that exceeds the contractor capability to position.

A5.5.4.4. PAYMENT FOR MHE: Payment to contractors for use of MHE and equipment operators shall be settled under the authority of the Changes Clause of this agreement.

A5.5.5. REGROUP OPERATIONS:  Aircraft and resources shall be considered dispersed in place and regrouped in accordance with the provisions of this attachment and HQ AMC/A3BC.

A5.5.5.1. PRESERVATION OF AIRLIFT RESOURCES: When planning for employment of civil airlift augmentation during a national emergency, consideration must be given to the preservation of airlift resources.

A5.5.5.2. AIRCRAFT IN FLIGHT: Aircraft in flight over CONUS shall be dispersed to safe haven bases, as directed by ATC authorities. If such dispersal plans are implemented, operations will be in accordance with the requirements of that portion of the Emergency Security Control of Air Traffic (ESCAT) plan which is in effect.  If any part of the ESCAT plan is ordered while dispersal is in progress, dispersal operations will be revised as required to comply with ESCAT.  When conditions permit, company management shall retain control of the dispersed aircraft and shall direct re-assembly of aircraft at predetermined regroup operating bases, or dispatch to specified on- load bases. Airlift mission assignments will then come from 618 AOC (TACC) and be routed through the contractor corporate management and operations personnel.

A5.5.5.3. NORTH AMERICAN AEROSPACE DEFENSE (NORAD): NORAD Instruction 10-41(S),  Wartime

Safe Passage of Friendly Military Aircraft, provides the safe passage procedures for aircraft departing from and returning to the CONUS. Specific IFF/SIF instructions are detailed in the "NORAD Master SPINS” Document. Allocated aircraft that are offshore when safe passage procedures are implemented shall divert to the nearest base listed below, or as directed by ATC, to obtain specific procedural information required for penetration and operation in the NORAD area.  Base operations at one of the following locations shall provide the NORAD information prior to departing for entry into the NORAD defense area. 618 AOC (TACC) will work with the HQ AMC/A3BC and contractor operations personnel to ensure that appropriate classified Safe Passage and IFF/SIF information is made available to contractors.

•	ATLANTIC AREA. Incirlik AB, Turkey; and Lajes Field, Azores.
•

PACIFIC AREA. Andersen AFB, Guam; Yokota AB, Japan; Kadena AB, Okinawa; Hickam AFB, Hawaii; Elmendorf AFB/Cold Bay Air Force Specialty (AFS) (714 ACWS), Alaska. (If aircraft is on the ground at Anchorage International, contact Elmendorf AFB. If aircraft is airborne within the Alaska area, divert to AFS.)

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Attachment 1

A5.5.5.4. DISPERSED AIRCRAFT:  Once a copy of the appropriate NORAD Safe Passage procedures is obtained, dispersed aircraft identified in paragraph A5.5.5.2., Aircraft in Flight, above shall be directed to a CONUS regroup base, or a CONUS on-load base.

A5.5.6. TRAFFIC AND TERMINAL SERVICES: During CRAF activation, all APOE functions required will be provided by the responsible AMC Expeditionary Mobility Task Force (EMTF) – CONUS.

A5.5.7. COMMUNICATIONS NETWORKS: Reliable continuous communications service is necessary to support mission control. The contractor shall provide additional point-to-point circuits essential to contractor operations.

A5.5.7.1. GLOBAL HIGH FREQUENCY (HF) SYSTEM: Existing USAF Global HF System facilities shall be used as an alternate when commercial facilities are not available. Frequencies for USAF Global HF System stations are listed in the current DoD FLIP.

A5.5.7.2. AIRCRAFT COMMUNICATIONS: Contractor aircraft shall be capable of communicating with U.S. Air Force Communications Control Stations as outlined in the current FLIP enroute supplement, National, and International section.

A5.6. CONTRACTOR ENROUTE SUPPORT: During CRAF activation, contractors shall utilize existing contracts and arrangements for aircraft servicing and support to the greatest extent possible. The aircrew shall contact the contractor enroute support station only when such services are not available through normal commercial means, or when special requirements exist (such as classified briefings, materials issue/storage, the hands-on training and issue of GCWDE) which exceed normal commercial arrangements.

A5.6.1.  CONTRACT PROVISIONS FOR CONTRACTOR ENROUTE SUPPORT:  All contractor enroute support services provided in connection with the CRAF shall be through provisions of a contract modification. The 618 AOC (TACC) and/or HQ AMC/A3 will request contractor enroute support at select stations as required during CRAF activation. The CO shall issue a contract modification for stations activated.

A5.6.1.1. CONTRACTOR ENROUTE SUPPORT SERVICES: The contractor providing enroute support shall act as the primary agent for any enroute services required, whether specifically providing them or acquiring them through alternative sources. Should appropriate support be unavailable, the contractor providing enroute support should contact AMC C2 and the CO, either directly through CRAF contractor operations or by any other expeditious means.

A5.6.1.1.1. CIVIL AIRCRAFT SUPPORT: Contractor enroute support services consist of ensuring ground support for all civil aircraft and crews participating in U.S. military airlift operations. Services performed by the enroute support contractor will vary from station to station depending upon the services provided and the workload involved.

A5.6.1.1.2. DoD AIRCRAFT SUPPORT: USTRANSCOM may occasionally request contractor enroute support or limited services for DoD aircraft. Should a priority determination be required, the contractor providing enroute support shall communicate with 618 AOC (TACC) or USTRANSCOM/TCAQ-C for further guidance.

A5.6.2. GCWDE MANAGEMENT: Contractor crew members transiting an Intermediate Staging Base (ISB) enroute to the Area of Responsibility (AOR) will be issued GCWDE equipment and be trained in its use by ISB Operations Support Team (OST) members (disaster preparedness specialists and normally military personnel or DoD employees). After exiting the AOR and returning through the ISB, the contractor crewmembers will return the GCWDE equipment, and as necessary, provide an intelligence debrief to OST personnel.

A5.6.3. LIMITING FACTORS:  The contractor providing enroute support shall advise USTRANSCOM/TCAQ- C of any limiting factors that may affect the CRAF mission flow. When required, USTRANSCOM will take action to mitigate these limitations.

A5.6.4.  BILLING INFORMATION:

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Attachment 1

A5.6.4.1.  PERIOD OF OBLIGATION AND LIMITS OF PAYMENTS FOR SERVICES:  A Change Order to

the contract shall specify period of obligation and the limits of payments for services.

A5.6.4.2.  CHARGES TO THE CONTRACTOR ENROUTE SUPPORT STATION:  CRAF contractors, other than the primary contractor providing enroute support, shall bill the primary contractor for the costs incurred. Any contractor disputes will be mediated by the CO.

A5.6.4.3.  CHARGES TO THE GOVERNMENT:  USTRANSCOM/TCAQ-C or 618 AOC (TACC) will provide a planning forecast of anticipated traffic for each contractor enroute support station designated. Normally, the contractor enroute support operations at a given station should be self-sustaining, provided an accurate traffic forecast is generated. In the event such traffic is not generated, the contractor enroute support station may charge the excess cost to the U.S. Government in accordance with the Change Order limitation.

A5.6.4.3.1.  SERVICES REQUIRED BY AMC TO BE NO COST TO USING CONTRACTOR: Normally,

civil airlift contractors shall individually coordinate and pay for enroute services required and rendered. However, USTRANSCOM may require the contractor providing general enroute support services to provide or arrange for some or all of the services for CRAF aircraft at no cost to the using CRAF contractor. In such cases, contractor enroute support services are chargeable to the U.S. Government.

A5.6.4.4 CRAF ACTIVATION ACCOUNTING: Separate accounting of costs during CRAF activation shall be maintained where Contractors anticipate extra contractual cost occurrences.  The Contractor should maintain separate accounts, by job order or other suitable accounting procedures, of all incurred direct costs (less allocable credits) allocable to CRAF activation. If established, such accounts shall be maintained for three (3) years after final payment under this contract.

A5.6.4.5.  PROVISIONAL PAYMENT OF EQUITABLE ADJUSTMENTS DURING ACTIVATION: The

Contractor may submit requests for equitable adjustment for costs incurred outside the USTRANSCOM negotiated uniform rate during CRAF activation in accordance with the terms and conditions of this contract. The equitable adjustment request may include a request for provisional payment against the amount requested.  The CO will review such requests and may approve a provisional payment against such requests for reasonable costs incurred outside the Negotiated Uniform Rate. The provisional payment amount shall be determined by the CO but under no circumstances will payment be approved for any costs that the CO does not believe are reasonable, allocable to this contract and incurred as a result of the contract.  Any payment made under this clause shall be deducted from the final equitable adjustment settlement. If the provisional payments exceed the final equitable adjustment settlement, the Contractor shall refund the amount of the overpayment to the Government on demand, plus interest at the current

U.S. Treasury rate in accordance with FAR 32.608-1.

A5.7.  DOMESTIC CRAF ACTIVATION:

A5.7.1. DOMESTIC ACTIVATION CLINS: Airlift services during Domestic Activation will be awarded based on the rates identified in applicable Section B CLIN, for performance of specific CRAF missions as they occur. All services will be ordered by delivery orders in accordance with Attachment 4, Commitment, Entitlement and Ordering Procedures.

A5.7.1.1. Mileage will be determined by the Commercial Operations Integrated System (COINS) which calculates distances based on longitude and latitude for geographical locations listed in the DoD Flight Information Publication (FLIP) and identified by location indicators assigned by the ICAO and published in the Location Indicator, Doc 7910/67. Charter per plane mile rates will be calculated based on aircraft’s allowable cabin load (ACL) in seats and/or tons.

A5.7.1.2. During CRAF activation, airlift requirements will be distributed among the Domestic CRAF carriers. The Government will attempt to equalize the risk exposure among all carriers in the CRAF.

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Attachment 1

APPENDIX 6 - CYBER SECURITY

A6.  CYBER SECURITY

A6.1.  General Cyber Security Requirements

A6.1.1.  Handling and Protection of Non-Public Information

In performance of this contract, the contractor may have access to DoD Transactional Information (DTI), which for the purposes of this section shall mean any information developed or received in the course of planning, ordering, shipping, tracking, and invoicing in support of the requirements of this contract. To adequately protect this DTI, contractor information systems (IS) involved in the performance of this contract shall comply with the security requirements in the current version of the National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, “Protecting Controlled Unclassified Information (CUI) in Nonfederal Information Systems and Organizations.” Compliance with NIST SP 800-171 measures is required at the prime contractor level and does not apply to subcontractors and other entities that the prime contractor engages with in order to meet the requirements of this contract.

Additionally, the contractor agrees to use such information only for the purposes of fulfilling the contracted requirements and to protect such information from unauthorized release or disclosure. Protection of the DTI does not abrogate any responsibilities of the contractor to comply with or implement additional cyber security requirements as part of generally accepted system security principles or as required by other categories of information that may be co-resident with the DTI on the contractor’s IS.

A6.1.2.  Operationally Critical Support

The services designated under this contract are “operationally critical support” as defined in DFARS 252.204-7012 Safeguarding Covered Defense Information and Cyber Incident Reporting.

A6.1.3.   Cyber Security Assessments and Mitigation Plans

The contractor shall provide a Self-Assessment of its compliance with NIST SP 800-171 and present a Plan of Action that identifies any deviations, non-compliance, or proposed alternative means of compliance as well as plans for correcting non-compliant requirements to the contracting officer within 60 days of contract award and then annually thereafter. The Self-Assessment and Plan of Action shall address all of the requirements in NIST SP 800-171. The table in PWS Appendix A6.2 provides modified requirements of CUI/Covered Defense Information (CDI) specific controls from NIST SP 800-171 that will be used to evaluate compliance in a non-CUI/CDI environment. Additionally, at any time during the period of performance, when a contractor determines it is non-compliant with a NIST SP 800-171 requirement or an approved alternate means of compliance resulting in a High or Moderate Potential Impact as defined in Federal Information Processing Standards Publication (FIPS PUB) 199, “Standards for Security Categorization of Federal Information and Information Systems,” the contractor shall submit a Plan of Action within 15 days of the determination of non-compliance.

Plans of Action and any requests to vary from NIST SP 800-171 shall be submitted to the contracting officer for consideration and approval by USTRANSCOM. The Contractor need not implement any security requirement determined by USTRANSCOM to be non-applicable or to have an equally effective alternative security measure implemented in its place. The Plan of Action shall follow the template provided in PWS Appendix 3G. Alternate formats for the Plan of Action may be proposed and must be approved by USTRANSCOM.

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Attachment 1

USTRANSCOM may conduct an on-site visit to a contractor's facility or request a third party assessment (U.S. Government agency or U.S. Government funded commercial entity) to review progress towards meeting their Plan of Action, evaluate any proposed variances to NIST SP 800-171 requirements, and to assess residual risk to the DTI resulting from the non-compliance. Date and time of on-site visits will be mutually agreed-upon by USTRANSCOM and the contractor in advance.

A6.1.4.   Cyber Incident Reporting

When the contractor discovers a cyber incident, as defined in DFARS Clause 252.204-7012, that affects the contractor’s ability to perform the operationally critical support as identified in the contract, the contractor shall, as soon as practicable, but no later than 72 hours after discovering the incident, notify the USTRANSCOM Deployment and Distribution Operations Center (DDOC) Chief at 618-220-7700. If the contractor does not immediately reach the DDOC Chief via phone, the contractor shall send a notification email to transcom.scott.tcj3.mbx.ddoc-chief@mail.mil. The contractor shall provide an initial description of the incident that will include the information known at the time of the notification and shall provide a company POC who shall work with USTRANSCOM DDOC through the resolution of the incident.

The contractor shall also report the incident as outlined in DFARS 252.204-7012.

USTRANSCOM may conduct an on-site review to assist the contractor in evaluating the extent of the incident and to share information in an effort to minimize the impact to both parties. Date and time of on- site visits will be mutually agreed-upon by USTRANSCOM and the contractor in advance.

A6.2.  Modified NIST SP 800-171 Requirements.

Req #	NIST SP 800-171 Requirement	USTRANSCOM Modified Requirement
3.1.3	Control the flow of CUI in accordance with approved authorizations.	Limit the flow of DoD information to organizations or individuals necessary for the performance of the operationally critical requirements of this contract.
3.1.9	Provide privacy and security notices consistent with applicable CUI rules.	Provide privacy and security notices consistent with U.S. Government and/or local governmental regulations.
3.1.19	Encrypt CUI on mobile devices and mobile computing platforms.	Provide adequate technical protections on mobile devices and computing platforms that process and/or store contractual information.
3.1.22	Control CUI posted or processed on publicly accessible systems.	Control DoD information posted or processed on publically accessible systems.
3.7.3	Ensure equipment removed for off-site maintenance is sanitized of any CUI.	Ensure equipment removed for off-site maintenance is sanitized of DoD information.
3.8.1	Protect (i.e., physically control and securely store) system media containing CUI, both paper and digital.	Protect (i.e., physically control and securely store) system media containing DoD information, both paper and digital.
3.8.2	Limit access to CUI on system media to authorized users.	Limit access to DoD information on system media to authorized users.
3.8.3	Sanitize or destroy system media containing CUI before disposal or release for reuse.	Sanitize or destroy system media containing DoD information before disposal or release for reuse.
3.8.4	Mark media with necessary CUI markings and distribution limitations.	Mark media with privacy and security notices consistent with U.S. Government and/or local government regulations.
3.8.5	Control access to media containing CUI and maintain accountability for media during transport outside of controlled areas.	Control access to and maintain accountability for media containing DoD information.
3.8.9	Protect the confidentiality of backup CUI at storage locations.	Provide information backup procedures (frequency, timeframe for storage, etc.) for DoD data located on contractor systems. Protect the confidentiality of backup materials containing DoD information.

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Attachment 1

3.9.1	Screen individuals prior to authorizing access to organizational systems containing CUI.	Screen individuals prior to authorizing access to organizational systems containing DoD information.
3.9.2	Ensure that CUI and organizational systems containing CUI are protected during and after personnel actions such as terminations and transfers.	Ensure that DoD information and organizational systems containing DoD information are protected during and after personnel actions such as terminations and transfers.
3.10.6	Enforce safeguarding measures for CUI at alternate work sites (e.g., telework sites).	Enforce safeguarding measures for DoD Information at alternate work sites (e.g., telework sites).
3.11.1

Periodically assess the risk to organizational operations (including mission, functions, image, or reputation), organizational assets, and individuals, resulting from the operation of organizational systems and the associated processing, storage, or transmission of CUI.

Periodically assess the risk to organizational operations (including mission, functions, image, or reputation), organizational assets, and individuals, resulting from the operation of organizational systems and the associated processing, storage, or transmission of DoD information.

3.13.8	Implement cryptographic mechanisms to prevent unauthorized disclosure of CUI during transmission unless otherwise protected by alternative physical safeguards.	Implement cryptographic mechanisms to prevent unauthorized disclosure of DoD information during transmission when possible unless otherwise protected by alternate physical safeguards.
3.13.11	Employ FIPS-validated cryptography when used to protect the confidentiality of CUI.	Employ FIPS-validated cryptography when used to protect the confidentiality of DoD information within the organization’s systems and when possible when transmitting to external entities.
3.13.16	Protect the confidentiality of CUI at rest.	Protect the confidentiality of DoD information at rest.

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Attachment 1

APPENDIX 7 – FOREIGN ENTITY VETTING

A7. Subcontractor Suitability. Contractors shall submit a semi-annual report to the contracting officer for each first tier foreign transportation service provider, operating as a separate legal entity, contracting directly with contractor or its commonly owned legal affiliate which has employees who may have physical contact with Government shipments in the ordinary course of contract performance. First tier foreign transportation service providers within scope include, but are not limited to: direct air carriers, indirect air carriers, customs brokers, ramp personnel, ground handling services, and trucking companies. The initial report is due 30 calendar days after contract award and every 6 months thereafter on 31 March and 30 September.

A7.1.  The report shall include the following information:

A7.1.1. Legal Company Name (in native language if known)

A7.1.2. Complete Address including Country

A7.1.3. Name, phone number and e-mail address of at least one point of contact at the company

A7.2. The report shall include the following information if it is commercially available in the Contractor’s system:

A7.2.1. Any Previous or Alternate Company Names

A7.2.2. Fax number

A7.2.3. Website URL

A7.2.4. International Civil Aviation Organization (ICAO) or equivalent designator

A7.2.5. Owner(s)/Director(s) name(s) and e-mail address(es)

A7.2.6. Manager(s) name(s) and e-mail address(es)

A7.3. For all first tier foreign air carriers that fall within the scope of the reporting requirement, contractor shall provide a copy of the Air Operating Certificate.

A7.4. Contractor is not required to limit reporting solely to subcontractors used for services under the contract, but rather, may provide a complete list of subcontractors within scope in contractor’s network. Additionally, the contractor shall be held to a collection and reporting standard measured by customary commercial practices; the Government acknowledges that this is a cooperative effort.

A7.5. The contractor is responsible for appropriately marking sensitive information as proprietary/trade secret. The Government will handle proprietary/trade secret information within the applicable statutes, rules, and regulations regarding the handling and release of such information.

A7.6. Prior to contract performance and periodically throughout performance, the contracting officer shall make available to the contractor the name of active or potential subcontractors determined to be unsuitable. The contractor shall not allow named entities to perform any role in performance under this contract. If the contractor chooses to terminate the unsuitable subcontractor, the Government shall not be liable for any costs incurred by the contractor in establishing or terminating use of the unsuitable subcontractor. The contractor may choose not to terminate the unsuitable subcontractor for use on its commercial contracts.

A7.7. An unsuitable determination does not preclude the contractor from nominating an unsuitable entity for reconsideration during the contract performance period. The contractor is encouraged to provide the contracting officer additional information that may affect the subcontractor's suitability. Any entity listed in the U.S. Government Consolidated Screening List (http://export.gov/ecr/eg_main_023148.asp) or otherwise prohibited per FAR Subpart 25.7, Prohibited Sources, will not be reconsidered.

4

APPENDIX 3C – TEMPLATE

INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION FORMAT

Date:

SUBJECT: Intercompany Route Support Request and Authorization

TO:CO or delegated representative

Contractor Furnishing Route Support CO or delegated representative

IN TURN

1.     Route support is requested for the below listed passengers, cargo, or both, to be moved from                            to                     (Authority:  Contract HTC711-   -D-                  ).

2.    The requested passenger/cargo space is desired and can be justified as follows:

3.    Request route support be permitted to move on (name of airlift contractor) aircraft on or about         at no expense to the Government in excess ACL space or ACL space not otherwise being utilized by the Government. Approval is also requested to on-load/off-load this route support at Air Force bases on any ferry segment of a one- way mission.  The approval indicated below is in no way directive upon you and any transportation furnished subject contractor will therefore be considered a voluntary act on the part of your company.

Contractor Representative

Requesting Route Support

Approved:

CO or delegated representative

Copies to:

Requesting Contractor Furnishing Contractor

*USTRANSCOM/TCAQ-C

** Contract Administrator

* When delegation of authority is to CA

** When delegation of authority is to

APPENDIX 3D –TEMPLATE

REVENUE ROUTE SUPPORT REQUEST AND AUTHORIZATION FORMAT

Date:

SUBJECT: Revenue Route Support Request and Authorization

TO:CO or delegated representative

of                                           Air Base

1.    Revenue route support is requested for the below listed passengers and/or cargo to be moved from

                                   to                                   on or about                                   (Authority: Contract HTC711-   -D-           ).

2.    The requested passenger/cargo space can be justified as follows:

3.    Billing for transportation furnished will be made to the contractor at the address listed below on a special account-handling basis:

(Billing Address)

Contractor Representative

Approved:

CO or delegated representative

Copies to:

Requiring Contractor

*HQ AMC/FMF

*USTRANSCOM/TCAQ-C

** Contract Administrator

* When delegation of authority is to CA.

** When delegation of authority is to .

APPENDIX 3E – TEMPLATE
COMMERCIAL AIR CREW DEBRIEF CHECKLIST
SPOTLIGHTING AND HOSTILE EVENT REPORT

This report is to be used in the event of an uncommon, possibly hostile event during the course of a mission. This is to include SAFIRES, IDF, spotlighting, lasing, altercations with locals, etc.  While the chart below is specific towards a SAFIRE event the “Event Description” section can be used to detail any event.

EVENT DESCRIPTION:

REPORTING: In event of SAFIRE event or other incident, immediately contact via either email or phone, the 618 AOC (TACC) at (618)229-0399 or tacc-xoz@scott.af.mil and 618 AOC (TACC)/SIDO at (618) 229-4781 or AMC.AIS.SIDO@US.AF.MIL.

The contractor shall also report any incidents to USTRANSCOM/TCAQ-C during the next business day at 618-220- 7041 or email your Contracting Officer (CO).

EVENT DESCRIPTION:

APPENDIX 3F-TEMPLATE

TEAM COMMISSIONS PAID/RECEIVED

Commissions Paid
Team Name
Period of Performance
Carrier Name	Total Rev** Rec'd	Commissions* Paid	Percent

TOTAL

Commissions Rec'd
Team Name
Period of Performance
Carrier Name	Revenues Rec'd	Commissions* Rec'd	***Percent of Total Commissions

TOTALS			100%

The above commission payouts represent all the revenues and consideration to include all other outside agreements tied to the CRAF program for team participation.

Signature	date

- The total dollar amount for commissions paid above should equal the total dollar amount for commissions received below.

*Commission: fee, bonus, administrative fee, overhead fee or any other type or combination of consideration

**Revenue: Mission price less euro-control, government fees, taxes, and customs that are reimbursable per the contract.

***Percent of Total Commission: Total Commissions Receive/ Total = 100%

PWS Appendix 3G

		Date: 5/31/2017	Org Name, Cage Code: Street City State Zip (XXX) XXX-XXXX
Compliant (Yes/No)	NIST 800-171 Control Number	Control Family	Control Text	Control Type	Non- Compliance Detection Date	Scheduled Completion Date	Actual Completion Date	Original Impact Level	Adjusted Impact Level	Adjusted Impact Rationale (If Applicable)	Supporting Documentation / System Controls	Status / Comments
	3.1.1	Access Control	Limit information system access to authorized users, processes acting on behalf of authorized users, or devices (including other information systems).	Basic
	3.1.2	Access Control	Limit information system access to the types of transactions and functions that authorized users are permitted to execute.	Derived
	3.1.3	Access Control	Control the flow of CUI in accordance with approved authorizations.	Derived
	3.1.4	Access Control	Separate the duties of individuals to reduce the risk of malevolent activity without collusion.	Derived
	3.1.5	Access Control	Employ the principle of least privilege, including for specific security functions and privileged accounts.	Derived
	3.1.6	Access Control	Use non-privileged accounts or roles when accessing nonsecurity functions.	Derived
	3.1.7	Access Control	Prevent non-privileged users from executing privileged functions and audit the execution of such functions.	Derived
	3.1.8	Access Control	Limit unsuccessful logon attempts.	Derived
	3.1.9	Access Control	Provide privacy and security notices consistent with applicable CUI rules.	Derived
	3.1.10	Access Control	Use session lock with pattern-hiding displays to prevent access/viewing of data after period of inactivity.	Basic
	3.1.11	Access Control	Terminate (automatically) a user session after a defined condition.	Derived
	3.1.12	Access Control	Monitor and control remote access sessions.	Derived
	3.1.13	Access Control	Employ cryptographic mechanisms to protect the confidentiality of remote access sessions.	Derived
	3.1.14	Access Control	Route remote access via managed access control points.	Derived

3.1.15	Access Control	Authorize remote execution of privileged commands and remote access to security- relevant information.	Derived
3.1.16	Access Control	Authorize wireless access prior to allowing such connections.	Derived
3.1.17	Access Control	Protect wireless access using authentication and encryption.	Derived
3.1.18	Access Control	Control connection of mobile devices.	Derived
3.1.19	Access Control	Encrypt CUI on mobile devices.	Derived
3.1.20	Access Control	Verify and control/limit connections to and use of external information systems.	Derived
3.1.21	Access Control	Limit use of organizational portable storage devices on external information systems.	Derived
3.1.22	Access Control	Control information posted or processed on publicly accessible information systems.	Derived
3.2.1	Awareness and Training

Ensure that managers, systems administrators, and users of organizational information systems are made aware of the security risks associated with their activities and of the applicable policies, standards, and procedures related to the security of organizational information systems.

Basic
3.2.2	Awareness and Training	Ensure that organizational personnel are adequately trained to carry out their assigned information security-related duties and responsibilities.	Basic
3.2.3	Awareness and Training	Provide security awareness training on recognizing and reporting potential indicators of insider threat.	Derived
3.3.1	Audit and Accountability

Create, protect, and retain information system audit records to the extent needed to enable the monitoring, analysis, investigation, and reporting of unlawful, unauthorized, or inappropriate information system activity.

Basic
3.3.2	Audit and Accountability	Ensure that the actions of individual information system users can be uniquely traced to those users so they can be held accountable for their actions.	Basic
3.3.3	Audit and Accountability	Review and update audited events.	Derived
3.3.4	Audit and Accountability	Alert in the event of an audit process failure.	Derived
3.3.5	Audit and Accountability	Use automated mechanisms to integrate and correlate audit review, analysis, and reporting processes for investigation and response to indications of inappropriate, suspicious, or unusual activity.	Derived
3.3.6	Audit and Accountability	Provide audit reduction and report generation to support on-demand analysis and reporting.	Derived
3.3.7	Audit and Accountability	Provide an information system capability that compares and synchronizes internal system clocks with an authoritative source to generate time stamps for audit records.	Derived
3.3.8	Audit and Accountability	Protect audit information and audit tools from unauthorized access, modification, and deletion.	Derived
3.3.9	Audit and Accountability	Limit management of audit functionality to a subset of privileged users.	Derived
3.4.1	Configuration Management

Establish and maintain baseline configurations and inventories of organizational information systems (including hardware, software, firmware, and documentation) throughout the respective system development life cycles.

Basic

3.4.2	Configuration Management	Establish and enforce security configuration settings for information technology products employed in organizational information systems.	Basic
3.4.3	Configuration Management	Track, review, approve/disapprove, and audit changes to information systems.	Derived
3.4.4	Configuration Management	Analyze the security impact of changes prior to implementation.	Derived
3.4.5	Configuration Management	Define, document, approve, and enforce physical and logical access restrictions associated with changes to the information system.	Derived
3.4.6	Configuration Management	Employ the principle of least functionality by configuring the information system to provide only essential capabilities.	Derived
3.4.7	Configuration Management	Restrict, disable, and prevent the use of nonessential programs, functions, ports, protocols, and services.	Derived
3.4.8	Configuration Management	Apply deny-by-exception (blacklist) policy to prevent the use of unauthorized software or deny-all, permit-by-exception (whitelisting) policy to allow the execution of authorized software.	Derived
3.4.9	Configuration Management	Control and monitor user-installed software.	Derived
3.5.1	Identification and Authentication	Identify information system users, processes acting on behalf of users, or devices.	Basic
3.5.2	Identification and Authentication	Authenticate (or verify) the identities of those users, processes, or devices, as a prerequisite to allowing access to organizational information systems.	Basic
3.5.3	Identification and Authentication	Use multifactor authentication for local and network access to privileged accounts and for network access to non-privileged accounts.	Derived
3.5.4	Identification and Authentication	Employ replay-resistant authentication mechanisms for network access to privileged and non-privileged accounts.	Derived
3.5.5	Identification and Authentication	Prevent reuse of identifiers for a defined period.	Derived
3.5.6	Identification and Authentication	Disable identifiers after a defined period of inactivity.	Derived
3.5.7	Identification and Authentication	Enforce a minimum password complexity and change of characters when new passwords are created.	Derived
3.5.8	Identification and Authentication	Prohibit password reuse for a specified number of generations.	Derived
3.5.9	Identification and Authentication	Allow temporary password use for system logons with an immediate change to a permanent password.	Derived
3.5.10	Identification and Authentication	Store and transmit only encrypted representation of passwords.	Derived
3.5.11	Identification and Authentication	Obscure feedback of authentication information.	Derived
3.6.1	Incident Response

Establish an operational incident-handling capability for organizational information systems that includes adequate preparation, detection, analysis, containment, recovery, and user response activities.

Basic

3.6.2	Incident Response	Track, document, and report incidents to appropriate officials and/or authorities both internal and external to the organization.	Basic
3.6.3	Incident Response	Test the organizational incident response capability.	Derived
3.7.1	Maintenance	Perform maintenance on organizational information systems.	Basic
3.7.2	Maintenance	Provide effective controls on the tools, techniques, mechanisms, and personnel used to conduct information system maintenance.	Basic
3.7.3	Maintenance	Ensure equipment removed for off-site maintenance is sanitized of any CUI.	Derived
3.7.4	Maintenance	Check media containing diagnostic and test programs for malicious code before the media are used in the information system.	Derived
3.7.5	Maintenance	Require multifactor authentication to establish nonlocal maintenance sessions via external network connections and terminate such connections when nonlocal maintenance is complete.	Derived
3.7.6	Maintenance	Supervise the maintenance activities of maintenance personnel without required access authorization.	Derived
3.8.1	Media Protection	Protect (i.e., physically control and securely store) information system media containing CUI, both paper and digital.	Basic
3.8.2	Media Protection	Limit access to CUI on information system media to authorized users.	Basic
3.8.3	Media Protection	Sanitize or destroy information system media containing CUI before disposal or release for reuse.	Basic
3.8.4	Media Protection	Mark media with necessary CUI markings and distribution limitations.	Derived
3.8.5	Media Protection	Control access to media containing CUI and maintain accountability for media during transport outside of controlled areas.	Derived
3.8.6	Media Protection	Implement cryptographic mechanisms to protect the confidentiality of CUI stored on digital media during transport unless otherwise protected by alternative physical safeguards.	Derived
3.8.7	Media Protection	Control the use of removable media on information system components.	Derived
3.8.8	Media Protection	Prohibit the use of portable storage devices when such devices have no identifiable owner.	Derived
3.8.9	Media Protection	Protect the confidentiality of backup CUI at storage locations.	Derived
3.9.1	Personnel Security	Screen individuals prior to authorizing access to information systems containing CUI.	Basic
3.9.2	Personnel Security	Ensure that CUI and information systems containing CUI are protected during and after personnel actions such as terminations and transfers.	Basic

3.10.1	Physical Protection	Limit physical access to organizational information systems, equipment, and the respective operating environments to authorized individuals.	Basic
3.10.2	Physical Protection	Protect and monitor the physical facility and support infrastructure for those information systems.	Basic
3.10.3	Physical Protection	Escort visitors and monitor visitor activity.	Derived
3.10.4	Physical Protection	Maintain audit logs of physical access.	Derived
3.10.5	Physical Protection	Control and manage physical access devices.	Derived
3.10.6	Physical Protection	Enforce safeguarding measures for CUI at alternate work sites (e.g., telework sites).	Derived
3.11.1	Risk Assessment

Periodically assess the risk to organizational

operations (including mission, functions, image, or reputation), organizational assets, and individuals, resulting from the operation of organizational information systems and the associated processing, storage, or transmission of CUI.

Basic
3.11.2	Risk Assessment	Scan for vulnerabilities in the information system and applications periodically and when new vulnerabilities affecting the system are identified.	Derived
3.11.3	Risk Assessment	Remediate vulnerabilities in accordance with assessments of risk.	Derived
3.12.1	Security Assessment	Periodically assess the security controls in organizational information systems to determine if the controls are effective in their application.	Basic
3.12.2	Security Assessment	Develop and implement plans of action designed to correct deficiencies and reduce or eliminate vulnerabilities in organizational information systems.	Basic
3.12.3	Security Assessment	Monitor information system security controls on an ongoing basis to ensure the continued effectiveness of the controls.	Basic
3.13.1	System and Communications Protection

Monitor, control, and protect organizational communications (i.e., information transmitted or received by organizational information systems) at the external boundaries and key internal boundaries of the information systems.

Basic
3.13.2	System and Communications Protection	Employ architectural designs, software development techniques, and systems engineering principles that promote effective information security within organizational information systems.	Basic
3.13.3	System and Communications Protection	Separate user functionality from information system management functionality.	Derived
3.13.4	System and Communications Protection	Prevent unauthorized and unintended information transfer via shared system resources.	Derived
3.13.5	System and Communications Protection	Implement subnetworks for publicly accessible system components that are physically or logically separated from internal networks.	Derived
3.13.6	System and Communications Protection	Deny network communications traffic by default and allow network communications traffic by exception (i.e., deny all, permit by exception).	Derived

3.13.7	System and Communications Protection	Prevent remote devices from simultaneously establishing non-remote connections with the information system and communicating via some other connection to resources in external networks.	Derived
3.13.8	System and Communications Protection	Implement cryptographic mechanisms to prevent unauthorized disclosure of CUI during transmission unless otherwise protected by alternative physical safeguards.	Derived
3.13.9	System and Communications Protection	Terminate network connections associated with communications sessions at the end of the sessions or after a defined period of inactivity.	Derived
3.13.10	System and Communications Protection	Establish and manage cryptographic keys for cryptography employed in the information system;	Derived
3.13.11	System and Communications Protection	Employ FIPS-validated cryptography when used to protect the confidentiality of CUI.	Derived
3.13.12	System and Communications Protection	Prohibit remote activation of collaborative computing devices and provide indication of devices in use to users present at the device.	Derived
3.13.13	System and Communications Protection	Control and monitor the use of mobile code.	Derived
3.13.14	System and Communications Protection	Control and monitor the use of Voice over Internet Protocol (VoIP) technologies.	Derived
3.13.15	System and Communications Protection	Protect the authenticity of communications sessions.	Derived
3.13.16	System and Communications Protection	Protect the confidentiality of CUI at rest.	Derived
3.14.1	System and Information Integrity	Identify, report, and correct information and information system flaws in a timely manner.	Basic
3.14.2	System and Information Integrity	Provide protection from malicious code at appropriate locations within organizational information systems.	Basic
3.14.3	System and Information Integrity	Monitor information system security alerts and advisories and take appropriate actions in response.	Basic
3.14.4	System and Information Integrity	Update malicious code protection mechanisms when new releases are available.	Derived
3.14.5	System and Information Integrity	Perform periodic scans of the information system and real-time scans of files from external sources as files are downloaded, opened, or executed.	Derived
3.14.6	System and Information Integrity	Monitor the information system including inbound and outbound communications traffic, to detect attacks and indicators of potential attacks.	Derived
3.14.7	System and Information Integrity	Identify unauthorized use of the information system.	Derived

Attachment 2

CLASSIFICATION (When filled in): UNCLASSIFIED

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION

OMB No. 0704-0567
OMB approval expires October 31, 2020

The public reporting burden for this collection of information, 0704-0567, is estimated to average 70 minutes per response including the time to review instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information and comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Washington Headquarters Services, at whs.mc-alex.esd.mbx.dd-dod-information-collections@mail.mil. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

RETURN COMPLETED FORM AS DIRECTED IN THE INSTRUCTIONS.

1. CLEARANCE AND SAFEGUARDING

a. LEVEL OF FACILITY SECURITY CLEARANCE (FCL) REQUIRED (See instructions.)
Secret

b. SUBCONTRACT NUMBER

3. THIS SPECIFICATION IS: (X and complete as applicable.)

X a. ORIGINAL (Complete date in all cases.) — DATE (YYYYMMDD)

b. REVISED (Supersedes all previous specifications.) — REVISION NO. — DATE (YYYYMMDD)

c. FINAL (Complete Item 5 in all cases.) — DATE (YYYYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT? NO / YES. If Yes, complete the following:
Classified material received or generated under HTC711-16-R-C001 (Preceding Contract Number) is transferred to this follow-on contract.

6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code.)

a. NAME, ADDRESS, AND ZIP CODE
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-25-13

b. CAGE CODE
1KF51

c. COGNIZANT SECURITY OFFICE (CSO) (Name, Address, ZIP Code, Telephone)
Defense Security Service (IOFNN)
1600 Stewart Avenue, Suite 205
Westbury, NY 11590

7. SUBCONTRACTOR(S) (Click button to add more subcontractors.)

a. NAME, ADDRESS, AND ZIP CODE

b. CAGE CODE

8. ACTUAL PERFORMANCE (Click button to add more locations.)

b. CAGE CODE (If applicable, see instructions.)

9. GENERAL UNCLASSIFIED DESCRIPTION OF THIS PROCUREMENT (Click here if more space is needed.)

Tracking No: Performance under this contract shall include aircraft commitment to the Civil Reserve Air Fleet (CRAF) program along with passenger and cargo airlift services utilizing aircraft certified under Part 121 of the Federal Aviation Regulation (14 CFR 121). The contractor shall provide all personnel, training, supervision, fully operational equipment, facilities, supplies and any items and services necessary to perform international long-range and short-range airlift services during peacetime and both international and domestic airlift services during CRAF activation in support of the Department of Defense (DoD).

Tracking No: USTRANSCOM-MP-0046-18

X a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION
b. RESTRICTED DATA
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION (CNWDI) (If CNWDI applies, RESTRICTED DATA must also be marked.)
d. FORMERLY RESTRICTED DATA
e. NATIONAL INTELLIGENCE INFORMATION:
(1) Sensitive Compartmented Information (SCI)
(2) Non-SCI
f. SPECIAL ACCESS PROGRAM (SAP) INFORMATION
g. NORTH ATLANTIC TREATY ORGANIZATION (NATO) INFORMATION
h. FOREIGN GOVERNMENT INFORMATION
i. ALTERNATIVE COMPENSATORY CONTROL MEASURES (ACCM) INFORMATION
j. CONTROLLED UNCLASSIFIED INFORMATION (CUI) (See instructions.)
X k. OTHER (Specify) (See instructions.)
Contractor may receive classified threat information

DD FORM 254, NOV 2017 — PREVIOUS EDITION IS OBSOLETE. — Adobe LiveCycle Designer ES4

CLASSIFICATION (When filled in): UNCLASSIFIED

CLASSIFICATION (When filled in): UNCLASS IFIED DEPARTMENT OF DEFENSE 0MB No. 0704-0567 CONTRACT SECURITY CLASSIFICATION SPECIFICATION 0MB ap proval expires (Please read Instructions BEFORE completing this application.) (The requirements of the National Industrial Security Program (NIS P) apply to all security aspects of this effort involving classified information.) The public repon,,ngburden for11>s collection of1nfonnabon. 07 04-0567. ,sesbmated to ave;,e70m,nutes per response, Including thebme f0< rev,ew1ng instruc:hons. searchng existing data SO<Xces, gathenng and mamta1n1ng the data needed. andcomplebng and ,ev,ew1ng thecollection of ,nfonnabon end comments regarding ttus burdenestimate 0< any other aspect of this collect>on of lllfonnatlon. 1nciud1ng suggesoons forre<IUC1ng the burden. tothe Department of Defense. Washington Headquaners Services. alwtismc-alexesdmbx dd-do-dlnformaboo-<X>llectlons@ma1Imll Respondents should be aware that notwrthstand,ngany other prov,s,on of law, nopern,n shall be sooject to anypenalty f0<fa,•ngtocomply wiin acollection of,nformaoon 1f II doesnot displayacurrently valid 0MB conltOI numbe< RETURN COMPLETED FORM AS DIRECTED IN THE INSTRUCTIONS. 1. CLEARANCE AND SAFEGUARDING a LEVEL OF FACILITY SECURITY CLEARANCE (FCL) REQUIRED b. LEVEL OF SAFEGUARDING FOR CLASSIFIED INFORMATION/MATERIAL (See instruchons.) REQUIRED AT CONTRACTOR FACILITY Secret Secret 2. THIS SPECIFICATION IS FOR: (X and complete as appt,cable.J 3. THIS SPECIFICATION IS: (X and complete as applicable.) a. PRIME CONTRACT NUMBER (See instructions.) DATE (YYYYMMDD) H T C7 1 I - I 8-D -C C 37 X a. ORIGINAL ( COmple te datemall cases J 20180830 b REVISED (Supersede REVISIONNO. DATE (YYYYMMDDJ b. SUBCONTRACT NUMBER X c. SOLICITATION OR OTHER NUMBER DUE DATE (YYYYMMDD) s all previous speo ficabons.) DATE(YYYYMMDD) HTC?I I- I 8-R-CC04 20180622 c. FINAL (Complete Item 5 in allcases.) 4. IS THIS A FOLLOW-ON CONTRACT? jNO YES. If Yes. complete the following• Classified material received or generated under HTC7I 1- 16 -R-COOI (Preceding Contract Number) is transferred to this follow-on contract 5. IS THIS A FINAL DD FORM 254? NO LJYES. II Yes. complete the following. In response to the contracto(s request dated • retention of the classified material is authonzed for the period of: 6. CONTRA C TOR (Include Commerr:ial and Government Entity (CAGE) Code.) a. NAME. ADDRESS. AND ZIP CODE b. CAGE CODE c. COGNIZANT SECURITY OFFICE (CSO) (Name. Address. ZIPCode. TelephoneJI Atlas Air. Inc. Defense Securit) Service (IOFNN ) 2000 Westchester Avenue 1600 Stcwan Avenue. Suite 205 Purchase. NY I 0577 -25 -13 IKF51 Westbury. Y 11590 7. SUBCONTRACTOR(S) (Click button to add more subcontractors.) a. NAME. ADDRESS, AND ZJP CODE b CAGE CODE c. COGNIZANT SECURITY OFFICE(S) (CSOs) (Name, Addte$$. ZIPCode, Telephone) 8. ACTUAL PERFORMANCE (C/Jck button to add more locabons.) a. LOCATION(S) (For actual performance, see instructions.) b CAGE CODE c. COGNIZANT SECURITY OFFICE(::;) (CSOs) (Name. Address. ZIP Code. USTRANSCOM and locations worldwide /If app/lcablo. Telephone) (If applicable. see instructions.) seemstroctronsJ 9 . G ENE RAL UNCLASSIFIED DESCRIPTION OF THIS PROCURMEENT {Click hereif more space is needed .) Tracking No: Performanceunder this contract shall include aircrafl commi tment 10 theCivil Reserve Air Fleet (CRAF) program along,,ith passenger and cargo airlift servicesutilizing aircrafl ccnified under Pan 121 of the Federal A vi ation Regulation ( 14 CFR 121). The contractor shall provide all personnel. training. supervision. fully operational equipmenL facilities. supplies and any items and services necessary to perform international long-range and short-range airlifl services during peacetime and both international and domestic airlifl services during CRAF acti vation in suppon of the Department of Defense (DoD). Tracking No: USTRA SCOM-MP-0046-18 10. CONTRACTORWILL REQUIRE ACCESS TO: (X all that apply. Provide details m Blocks 13 or 14 as set forth in the instructions.) X a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION f. SPECIAL ACCESS PROGRAM (SAP) INFORMATION b. RESTRICTED DATA g. NORTH ATLANTIC TREATY ORGANIZATION (NATO) INFORMATION c. CRITICAL NUCLEAR VIIEAPON DESIG N INFORMATION (CNWDI) h. FOREIGN GOVERMENT INFORMATION (If CNWDI applies, RESTRICTED DATA must also be marlt.ed.) I ALTERNATIVE COMPENSATORY CONTROL MEASURES (ACCM) d. FORMERLY RESTRICTED DATA INFORMATION e NATIONAL INTELLIGENCE INFORMATION: j. CONTROLLED UNCLASSIFIED INFORMATION (CUI) (See instructions.) (1) Sensitive Compartmented Information (SCI) - X k OTHER (Speafy)(See instructions.) (2) N on -SCI Contractor may receive classified threat infom1a1ion DDFORM 254, NOV 2017 PREVIOUS EDITION IS OBSOLETE. CLASSIFICATION (When filled in): U CLASS IFIED

CLASSIFICATION *(When filled in)*: UNCLASSIFIED

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the National Industrial Security Program Operating Manual (NISPOM) or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for review and approval prior to release to the appropriate government approval authority identified here with at least office and phone contact information and, if available, an e-mail address. *See instructions.*

DI[redacted] THROUGH *(Specify)*

Office of Public Affairs (TCPA), USTRANSCOM, Scott AFB, IL 62225-5357, (618) 220-6550.

PUBLIC RELEASE AUTHORITY

The term "release" applies to articles, speeches, photographs, brochures, ads, displays, presentations, diagrams, data, plans, on any installation.

15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the CSO. No ☐ Yes

a. TYPED NAME OF CERTIFYING OFFICIAL *(Last, First, Middle Initial) (See instructions)*	b. TITLE	c. ADDRESS *(Include ZIP Code.)*
Steven M. Strait	Chief, Protection Programs	USTRANSCOM 508 Scott Drive Scott AFB, IL 62225
d. AAC OF THE CONTRACTING OFFICE *(See instructions.)*	**e. CAGE CODE OF THE PRIME CONTRACTOR** *(See instructions.)*	
HTC711	1KFSI	
f. TELEPHONE *(Include Area Code.)*	**g. EMAIL ADDRESS** *(See instructions.)*	**h. DATE** / **i. SIGNATURE**
618-220-6531	steven.m.strait.civ@mail.mil	2 Feb 18 / [signature]

REQUIRED DISTRIBUTION BY THE CERTIFYING OFFICIAL

- ☐ a. CONTRACTOR
- ☐ b. SUBCONTRACTOR
- X c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
- X d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
- X e. ADMINISTRATIVE CONTRACTING OFFICER
- ☐ f. OTHERS AS NECESSARY *(If more room is needed, continue in Item 13 or on additional page if necessary.)*

DD FORM 254 (BACK), NOV 2017

CLASSIFICATION *(When filled in)*: UNCLASSIFIED

11. IN PER FOR MIN G TH I S CONTRACT, THE CONTRACTOR WILL: (X all that apply. See instructions. Providedetails in Blocks 13 or 14 as set forth in theinstructions.) a. HAVEACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER h. REQUIRE A COMSEC ACCOUNT CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY (Applicable only if there is no access or storage required at contractor facility. Seeinstructions.) i. HAVE A TEMPEST REQUIREMENT X b. RECEIVE ANO STORE CLASSIFIED DOCUMENTS ONLY X j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS c. RECEIVE, STORE. AND GENERATE CLASSIFIED INFORMATION OR k. BE AUTHORIZED TOUSE THE DEFENSE COURIER SERVICE (DCS) MATERIAL d. FABRICATE, MODIF,Y OR STORE CLASSIFIED HARDWARE I. RECEIVE, STORE. OR GENERATE CONTROLLED UNCLASSIFIED INFORMATION(CUI). X e. PERFORM SERVICES ONLY (DoD Components: refer to DoDM 5200.01. Volume 4 only for specific CUI X f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATIONOUTSIDE THE U.S.. protection requirements. Non-DoD Components: see instructions.) PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES X m. OTHER (Specify)(See instructions) g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER For O ffi cial Use On ly (fOUO) 12. >UBLIC RELEASE. Any inlormauon cc1ass,11ea or unc,assmeoJ pena1n1ng to this conlra ct sl allnot bereleased torpubllc d1ssem1na ttonexcept as proviaea oy me•Nauonall ndusrnal Security Program Operating Manual (NISPOM) or unless it has been approved forpublic release by appropliate U.S. Government autholity. Proposed publicreleases shallbe submilted for review and approval prior torelease to the appropnategovernment approval authonty identifiedhere with at teast officeand phone contact informat,onand,f available, ane-ma,1address . See inst,vcj° ns/ 1 DIRECT X THROUGH (Specify) PUBLICRELEASE AUTHORITY ce of Publt c A ff air s (T C PA ), U ST R AN SCO M . Sco tt AFB, IL The tenn "release" applies to articles. speeches, photographs. brochures. 62225-5357, (618) 220-6550. ads, displays, presentations, diagrams. data, plans. on any install ation. 13. SECUR ITY GUIDAN CE . The security classificationguidance for classified information needed for this effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance. the contractor is authorized and encouraged to provide recommended changes: to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision. theinformation involved shall be handled and protected at the highest level of classificationassigned or recommended. (Fill in as appropriate for the classified effort Attach, or forward under separate correspondence. any documents/guides/extracts referenced herein. Click button to add additional pages as needed to provide complete guidance.) CL A RI FI CA TION S: CRAF aircrew's maybeauthorizedaccess to classifi ed information or material only during national emergencies, in which there is an imminent threat to life or in thedefense of the homeland. ln fonn ation or material will only beprovided for each assigned mission and li mi ted to the aircrew members necessaryto accomplish the mission. Each aircrew member shall be briefed on their rolesand responsibili ties for controlling classi fied materials andwill acknowledgeresponsibility by signing a Standard fonn 312(nondisclosure agreement). 14. ADDITIONAL SECURITY REQUIREMENTS. Requirements. in addition to NISPOM requirements for classified information, are established for this contract. ::::::BJ No Yes (If Yes, identify the pertinent contractual clauses in the contract document itself. or provide an appropriate statement whichidentifies the additional requirements. Provide a copy of the requirements to the CSO. Use Item 13 or click button if additional space is needed.) 15. INSPECTIONS. Elements or thiscontract are outside theinspectionresponsibilityof the CSO. No LJ Yes (If Yes, explain and identify specific areas and government activity responsiblefor inspections. Click button or use Item 13 if additional space is needed.) 16. GOVERNMENT CONTRACTING ACTIVITY (GCA) AND POINT OF CONTACT (POC) a. GCANAME b. ACTIVITY ADDRESS CODE (AAC) OF THE CONTRACTING OFFICE (See instructions .) c. ADDRESS (Include ZIP Code.) 508 Scott Drive U ST RA N SCO M / TCA Q -C P HTC71 I Scon AFB, I L 62225 d. POC NAME (See instructions.) e. POC TELEPHONE (Include Area Code.) f. EMAIL ADDRESS (See instructions.) Michael W.Muskopf 618- 220-711 4 m ichacl. w.m uskop f.ci v@ m ail.m i l 17. CERT IFIC ATION AND SIGNATURES. Security requirements stated herein are complete and adequate tor safeguarding the classified information to be released or generated under this classifiedeffort. Allquestions shall be referred to the official named below. a. TYPED NAME OF CERTIFYING OFFICIAL b. TITLE c. ADDRESS (Include ZIP Code.) (Last. First. Middle Initial) (Seeinstructions.) USTRAN SCOM Steven M. Strait Chief.Pro te c t io n Prog rams 508 Scoll Drive i-:d.._. A.:_A..C: OF_T_H_EC O_NR_TA_C_I_NT_G_O_F FIC-E- - - - - - ----t..-_e- C_A_EG_C O_ED__O_F_T_H_PE RI_M_ E (See instructions.) CONTRACTOR (Seeinstructions.) Scoll AFR.,11 62225 HT C7 11 f. TELEPHONE /Include Area Code.) E M AIL ADDRESS (See instructions.) 618 -2 20-6531 steve n.m .stra it. ci v@ m a il.m il I KFSI . , ._ , X_ , X_ REQUIRED DISTRIBUTION BY THE CERTIFYING OFFICIAL - , - ' l' Y V 1 a CONTRACTOR f. OTHERS AS NECESSARY //1more room is needed. conc,nue m //em 13oronac1<11/tonaf page11necessary.) b. SUBCONTRACTOR c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR d U.S ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION X e. ADMINISTRATIVECONTRACTING OFFICER DD FORM 254 (BACK), NOV 2017 CLASSIFICATION (\IV/Jen filled in): UNCLASS IFIED

CLASSIFICATION (\IV/Jen filled in): UNCLASS IFIED 13. SECU RITY GUIDANCE (Continued) I. CR/\F REQUIREMENTS (Attachment I • Performance Work Statement). Written materials and conversations are classified, if they involve or refer to any of the specifics in the DOD war plans involving the use ofCRAF. Written materials and conversations are considered essential clements of information (EEi). if they refer to any of the specifics of the movement of DOD cargo and/or passenger (See USTC 31-02). . 2. The contractor will be issued equipment through a hand receipt from the HQ AMC //\ 38 sub-account AMC-30 for use of the STE Telephone, Ricoh Secure Fax and the KSV-21 card. Therefore, the contractor will not be required to obtain a COMSEC account. 3. At no time will classified material be left unattended or unsecured, while in the air or on the ground. by the contractor. IAW the DTR. 4. The contractor shall comply with FAR 52.204-2 that includes responsibility for ensuring all security requirements outlined in the National Industrial Security Operating Manual (NISPOM-Change 2, May 2016) and the Performance Work Statement (PWS) are accomplished upon award of the contract. 5. UNCLASSIFIED//FOROFFIC IAL USE ONLY (U//FOUO) rNFORM/\TIO N may be accessed. U//FOUO information will be safeguarded per DoDM 5200.01. Vol. 4. U//FOUO information will not be discarded in trash bins or recycle bins. 6. Contractor employees may derivatively classify information on ly if they have been tTaincd on derivative classification within the past two years. USTRANSCOM can provide this training. 7. Contractors will comply with the following instructions: a. OPSEC requirements in USTRANSCOM instruction 31-12 that includes the Critical Information List. b. UST RANSCOM rNSTRUCTION 3 I-02 (USTRANSCOM Classification Guide - See Homepage Library) c. DoDM 5200.0 I , Vol. 2, (Marking of Classified lnfonnation) d. DoD 4500.9-R, Part II, Appendix E. Defense Transportation Regulations (movements) - DTR 8. No DoD classified infom1ation will be disseminated 10 anyone in the contractor company that is not performing on this contract. 9. Contractor employees will comply with all USTR.ANSCOM security practices and policies. I0. Upon receipt of a contract. the designated contractor shall, within 60 days. provide a copy of this DD254 to the Cognizant Security Office listed in block 6. 11. The Company FSO will conduct•initial and annual refresher training for personnel and are also res ponsible for updating JPAS. 12. Contractors will be made aware that the term "NOFORN" is identified as classified INTELLIGENCE infom1a1ion that may not be released to foreigners. without pem1ission of the originator. AUTI IORIZED FOR RELEASE (REL TO) identifies classified information that an originator has predetermined to be releasable, to the foreign country(ies) indicated. Additional persons assisting with completion of form (signatures and titles) 14. ADDITIONAL SECURITY REQUIREMENTS (Continued) IOa. Only: Access to class ified COMSEC infonnation requires a final U.S. Government clearance at the appropriate level. The protection ofCOMSEC information are set forth in the NISPOM [Change 2. May, 2016]. The requirements of the NISPOM arc imposed on the contractor for safeguarding the COMSEC infonnation. Contractor is authorized to receive Government Furnished crytographic equipment. Access to any classified COMSEC infonnation requires and FCL and special briefings. Non-accountableCOMSEC information. though not tracked in the COMSEC mater ial control system, may still require a level or control within a document control system. Further disclosure of the COMSEC information by a contractor, to include subcontracting, requires prior approval of the Government contracting activity. The contractor will comply with all COMSEC security, training regulation and direction by the COMSEC Custodian. 1lj. USTC Operations Security Office: 6 t8-220-7510 / 11. 15. INSPECTIONS (Continued) IOa. The contractor will be issued equipment through a hand receipt from the HQ AMC /A38 sub-account AMC-30 for use of the STE Telephone, Ricoh Secure Fax and the KSV-2 1 card. AMC is the responsible support Unit. Attachment 2

CLASSIFICATION (When filled in): UNCLASSIFIED

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION

OMB No 0704-0567
OMB approval expires October 31, 2020

The public reporting burden for this collection of information, 0704-0567, is estimated to average 70 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Washington Headquarters Services, at whs.mc-alex.esd.mbx.dd-dod-information-collections@mail.mil. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

RETURN COMPLETED FORM AS DIRECTED IN THE INSTRUCTIONS.

1. CLEARANCE AND SAFEGUARDING

a. LEVEL OF FACILITY SECURITY CLEARANCE (FCL) REQUIRED (See instructions)
Secret

b. SUBCONTRACT NUMBER

X c. SOLICITATION OR OTHER NUMBER — HTC711-18-R-C004 — DUE DATE (YYYYMMDD) 20180622

3. THIS SPECIFICATION IS: (X and complete as applicable)

X a. ORIGINAL (Complete date in all cases) — DATE (YYYYMMDD) 20180830

b. REVISED (Supersedes all previous specifications) — REVISION NO — DATE (YYYYMMDD)

c. FINAL (Complete Item 5 in all cases) — DATE (YYYYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT? [ ] NO YES If Yes, complete the following:
Classified material received or generated under HTC711-16-R-C001 (Preceding Contract Number) is transferred to this follow-on contract

6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)

a. NAME, ADDRESS, AND ZIP CODE
Polar Air Cargo Worldwide
2000 Westchester Avenue
Purchase, NY 10577-2543

b. CAGE CODE
05AE4

c. COGNIZANT SECURITY OFFICE (CSO) (Name, Address, ZIP Code, Telephone)
Defense Security Service (IOFNN)
1600 Stewart Avenue, Suite 205
Westbury, NY 11590

7. SUBCONTRACTOR(S) (Click button to add more subcontractors.)

8. ACTUAL PERFORMANCE (Click button to add more locations)

a. LOCATION(S) (For actual performance, see instructions)
TRANSCOM and locations worldwide

b. CAGE CODE (If applicable, see instructions)

9. GENERAL UNCLASSIFIED DESCRIPTION OF THIS PROCUREMENT (Click here if more space is needed)

Performance under this contract shall include aircraft commitment to the Civil Reserve Air Fleet (CRAF) program along with passenger and cargo airlift service utilizing aircraft certified under Part 121 of the Federal Aviation Regulation (14 CFR 121). The contractor shall provide all personnel, training, supervision, fully operational equipment, facilities, supplies and any items and services necessary to perform international long-range and short-range airlift services during peacetime and both international and domestic airlift services during CRAF activation in support of the Department of Defense (DoD).

Tracking No: USTRANSCOM-MP-004-1-18

X a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION
b. RESTRICTED DATA
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION (CNWDI) (If CNWDI applies, RESTRICTED DATA must also be marked)
d. FORMERLY RESTRICTED DATA
e. NATIONAL INTELLIGENCE INFORMATION:
(1) Sensitive Compartmented Information (SCI)
(2) Non-SCI
f. SPECIAL ACCESS PROGRAM (SAP) INFORMATION
g. NORTH ATLANTIC TREATY ORGANIZATION (NATO) INFORMATION
h. FOREIGN GOVERNMENT INFORMATION
i. ALTERNATIVE COMPENSATORY CONTROL MEASURES (ACCM) INFORMATION
j. CONTROLLED UNCLASSIFIED INFORMATION (CUI) (See instructions)
X k. OTHER (Specify) (See instructions)
Contractor may receive classified threat information

DD FORM 254, NOV 2017 — PREVIOUS EDITION IS OBSOLETE. — Adobe LiveCycle Designer ES4

CLASSIFICATION (When filled in): UNCLASSIFIED

CLASSIFICATION (When filled in): UNCLASSIFIED DEPARTMENT OF DEFENSE 0 MB No 0704-0567 CONTRACT SECURITYCLASSIFICATION SPECIFICATION 0 MB approval expires (Please read Instructions BEFORE completing this application.) (The requirements of the National Industrial Security Program October 31. 2020 (NISP) apply to all secunty aspects of this effort involving classified mformat1on.J Tnepull11cre rtingburt!On for 1tos collectJon of,nformnon 0704-0567. Isesuma1ed toa;::,o 70m1nu1es perrespon,se lflCIIJd,ng the time for rt vu1w1nginstrucllon.sseerctong ,ex st.ngdata sources. gauienng and maintainng lhe data needed and compleong and ro111ewing 111e co11oc1ion of information endcommonts regarding trusl>utden est1ma1e or any OCher aspect of,111scollecllon of informaoon. including suggesooos forreduangll1e t>ureen 10 the Departmenl of Defense Washmg1on Headquallers S- ces, ai whSmc-aexesdmbx d<l-dOCHl'lformaliOIKOfledlons@ma•Im.1 ResponOents lllOUld be aware l/1al no1W1thslandn, gany o:nerpr1MS1on of law. no persons11a1be subject 10 anypenaiy tor ta,.ng10comply wtl/11co,ea.onof lnfonnaoon d 11clOnnota.5')1ay acunenUy vacoa 0 •1 8 conlnllnu:nt>er RETURN COMPLETED FORM AS DIRECTED IN THE INSTRUCTIONS. 1. CLE ARAN CE AND SAFEGUARDING a. LEVELOF FACILITY SECURITY CLEARANCE (FCL) REQUIRED b LEVEL OF SAFEGUARDING FOR CLASSIFIED INFORMATION/MATERIAL (See mst111coons ) REQUIRED AT CONTRACTORFACILITY Secret Secret 2. THIS SPECIFICATION IS FOR: (X and complete as appbcable) 3. THIS SPECIFICATION IS: (X and cx,mplele as appl,cable J a PRIME CONTRACTNUMBER (Seemst111ct,ons) DATE (YYYYMMDD) II TC 71 l - 18-D -CC 37 X a ORIGINAL (Completedate ,n 1111cases) 20180830 b SUBCONTRACT NUMBER b REVISED (Supersedes REVISION NO DATE (YYYYMMDD) X c SOLICITATION OR OTHER NUMBER DUE DATE (YYYYMMDD) all prevtous DATE (YYYYMMDD) H TC7 11- 18-R-C C04 20180622 c FINAL (Complete Item s ,n all casesJ 4 . IS THIS A FOLLOW-ON CONTRACT? L_jNO YES If Yes. complete lhefollowing Classified matenal received or generated under II T C 7 11- 16-R-C OOI (Preceding Contract Number) ,s transferred to this follow-on contract 5. IS THI S A FINAL DD FORM 254? NO LJ YES If Yes. complete lhe following Inresponse to lhe contractor'srequest dated • retention of lhedasscfted matenal II aulhonzed for lhe penod of 6. CONTRACTOR {Include Commeroal and Government Enoty (CAGE) Code) a NAME, ADDRESS, AND ZIP CODE b CAGE CODE C COGNIZANT SECURITY OFFICE (CSO) (Name. Address. ZIP Codll. Telephone)! Polar Air Cargo Worldwid e 2000 Westchester ,A •cnuc Purch . Y I 0577-2543 05A E4 Defen se Sccurit) Service {I OFNN ) 1600 Stc"an A, enue. Suite 205 \\'cstbul'). 1 Y 11590 7. SUBCONTRACTOR(S) (Click button to add more subcontractors.) a NAME. ADDRESS. AND ZIP CODE b CAGECODE C COGNIZANT SECURITY OFFICE($) (CSOs) (Name Address. ZIP Code. Telephone) see insuuct,ons) 9. GENERAL UNCLASSIFIED DESCRIPTION OF THIS PROCUREMENT (Ctck heretf more spece ,s nffded J Pcrfonnance under thi s contract shall include aircran commitment to the Ci\ ii Rc!>cl'\c Air Fleet (CRAF) program along" ithpassenger and cargo airlill services u1ili 1.ing aircran ccnified under Pan 121 of the Federal A viation Regulation ( 14 CFR 121). The con1roc1or shall provide all personnel. training. supervision. full y operational equipment. facilitie s. supplies and any items and service s necessary to perform in1cma1ional lon g-range and, hon -range airlifl:.Cl'\ ices during peacetime and both international and domc tic airlift SCI'\ ices during CRAF acti, •ation in wppon of thel)cpanment of Defense (Do D). I racking No: USI RA SCOM -M P-OO-t -1- 18 10. CONTRA CTOR WILL REQUIRE ACCESS TO: (X 11/lthatapply Provtde dera,ls m Blocks 13 or I 4 as secforth ,nthe msr111Cllons J X a COMMUNICATIONSSECURITY (COMSEC)INFORMATION f. SPECIAL ACCESS PROGRAM (SAP) INFORMATION b RESTRICTEDDATA g NORTHATLANTIC TREATY ORGANIZATION (NATO) INFORMATION c CRITICAL NUCLEAR WEAPON DESIGN INFORMATION (CNVVDI) h FOREIGN GOVERMENT INFORMATION (If CNWDI apptes RESTRICTED DATA must also be marl<ed) I ALTERNATIVE COMPENSATORYCONTROL MEASURES (ACCM) d FORMERLYRESTRICTED DATA INFORMATION e. NATIONALINTELLIGENCEINFORMATION: I CONTROLLED UNCLASSIFIEDINFORMATION(CUI) (Seo lnsfrvctions J (1) Sensi tive Compa rtment ed ln formalion (SCI) 0-- X k OTHER (Speedy) (See mstruchons) (2) Non-SCI Contractor m::t) rccci, e classified threat infonnation DD FORM 254, NOV 2017 PREVIOUS EDITION ISOBSOLETE

CLASSIFICATION (When filled in): U N C L A SS I F I E D 11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL: (Xall that apply. See instructions. Provide details in Blocks 13 or 14 as set forth in the instructions.) a. HAVE ACCESS TO CLASSIFIED INFORMATIONONLY AT ANOTHER h. REQUIRE A COMSEC ACCOUNT CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY (Applicable only if there is no access or storage required at contractor facility. See instructions.) i. HAVE A TEMPEST REQUIREMENT X b. RECEIVE ANO STORE CLASSIFIED DOCUMENTS ONLY X j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS c. RECEIVE. STORE. ANO GENERATE CLASSIFIED INFORMATION UR k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE (OCS) MATERIAL d. FABRICATE. MODIFY, OR STORE CLASSIFIED HARDWARE I. RECEIVE, STORE, OR GENERATE CONTROLLED UNCLASSIFIED INFORMATION (CUI). X e. PERFORM SERVICES ONLY (DoD Components: refer to DoDM 5200 .01 , Volume 4 only for specmc CUI protection requirements. Non-DoD Components: see instructions.) f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATIONOUTSIDE THE U.S.• PUERTO RICO. U.S. POSSESSIONS ANO TRUST TERRITORIES X m. OTHER (Specify)(See instructions) ,g BE AU THORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER (OTIC) OR OTHER SECONDARY DISTRIBUTION For Official UseOnly (FOUO) CENTER 12. ,uBLIC RELEASE. Any in formation /ClaSS111ea or unclass,t,ed) pertaining to this contract sl all notbereleased for public a,ssemma,ot n except asprov1ueu oy me National lndustnal Security Program Operating Manual (NISPOM)orunless it has been approved for publicreleaseby appropriate U.S. Government authority. Proposed public releases shallbe submitted for review and approvalprior to release to the appropriate government approval authority identified here with at leastofficeandphone contact information andii available. an e-mail address. D IR ECT X THROUGH (Specify) PUBLIC RELEASE AUTHORITY: ce of Public AITair s (T C PA ). USTRANSCOM, Scott AFB. IL Theterm "release"applies to articles. speeches.photographs. brochures. 62225-5357. (618) 220-6550. ads. displays. presentations. diagrams. data. plans. on any installation. 13. SECURITY GUIDANCE. The security class ication guidance for classified information needed for this effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is aulhorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending finaldecision. the information involved shallbe handled and protected at the highestlevel of classificationassigned or recommended. (Fillin as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Click button to add additional pages as needed to provide complete guidance.) C L A Rlf l C A T IO N S: CRAF aircrew's maybeauthorizedaccess to classi fied information or material only during national emergencies. in which there is an imminent threat to life or in thedefense of the homeland. Information or material will only be pro v id ed for eac h assigned missi on and l im ited to the aircrew members necessary to accomplish the mission. Each aircrew member shall be b ri efed on th eir ro les and responsibilities for controlling classified materials and will acknowledge responsibility by signing a Standard form 312 (nondisclosure agreement). 14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to NISPOM requirements for classified infonmation. are established for this contract. G] No Yes (If Yes. identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement whichidentifies the additional requirements. Provide a copy of the requirements to the CSO. Use Item 13 or click button if additional space is needed.) 15. INSPECTIONS. Elements of this contract are outside the inspection responsibility ot the CSO. No L_jYes (IfYes. explain and identify specmc areas and government activity responsible for inspections. Click button or use Item 13 if additional space is needed.) 16. GOVERNMENT CONTRACTING ACTIVITY (GCA) AND POINT OF CONTACT (POC) a. GCANAME b. ACTIVITY ADDRESS CODE (AAC) OF THE c. ADDRESS (Include ZIP Code.) CONTRACTING OFFICE (See instructions.) 508 Scott Drive USTRANSCOM/TCAQ-CP HTC7 11 Scott AFB. IL 62225 d. POC NAME (See instructions.) e. POC TELEPHONE (Include Area Code.) f. EMAIL ADDRESS (See instructions.) Michael W. Muskopf 618 -220-7114 m ichael.w .m us k op f.ci v@ m ail.m il 17 . CERTIFICATION AND SIGNATURES. Security requirements stated herein are complete and adequate for safeguarding the classified infonmation to be released or generated under this classified effort. All questions shall be referred to the official named below. a. TYPED NAME OF CERTIFYING OFFICIAL b. TITLE c. ADDRESS (Include ZIP Code.) (Last, First. Middle Initial) (See instructions.) USTRANSCOM Steven M. Strait Chief. Protection Programs 508 Scott Drive d. AAC OF THE CONTRACTING OFFICE e. CAGE CODE OF THE PRIME Scott AFB. IL 62225 (See instructions.) CONTRACTOR (See instructions.) HTC71 I 05AE4 , , f. TELPEHONE/Include Area Cocte)I g . EMAIL ADDRESS (Seeinstructions.) 6 18- 220-653 1 steven.m .strai t.civ @ mail.m il il' E &1/f \ i. W/JJi1/J ct/E;1 ,_1_8_. REQUIRED DISTRIBUTION BY THE CERTIFYING OFFICIAL I/ I • , X a CONTRACTOR o, OTHERS ASNE ESSARY //1moro room ,sneeded. cont,nue ,n Item 13 oronadd,tionat page ,rnecessary ) , b. SUBCONTRACTOR , X c COGNIZANT SECURITY OFFICE FOR PRIME ANDSUBCONTRACTOR , X d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION X e. ADMINISTRATIVECONTRACTING OFFICER DD FORM 254 (BACK), NOV 2017 CLASSIFICATION (When filled in): UN C L A SS I F I E

CLASSIFICATION*(When filled in)*: UNCLASS IFIED

13. SECURITY GUIDANCE *(Continued)*

I. CRAF REQ UIREME TS (Attachment I - Perfonnance Work 1a1cmen1)Wrillcn malcrials and conversa lions are classified. ifthcy involve or refer l0 any of the specifics in lhc DOD war plans invol\'ing the use ofCRAF. Wrinen ma lerials and convcrsa lions arc considered essential elements of information (EEi), if lhcy refer to any of lhc specifics of the movemcnl of DOD cargo ancVor passenger (Sec USTC 31-02)..
2. The conlractor will be issued equ ipmenl through a hand rcccipl from lhe HQ AMC/A3B sub-accounl AMC-30 for use of the STE Telephone. Ricoh Secure Fax and the KSV-21 card. Therefore. the contractor will not be required 10 obwin a COMSEC account.
3. At nolime will classified material be left unauended or unsecured. while in the air or on the ground. by the contraclor, IA\V the DTR.
-1. The conlractorshall comply with FAR 52.20-1-2 that includes responsibility for ensuring all security requirements outlined in lhc ational Industrial Security Operating Manual (NISPOM-Change 2. May 2016) and the Performance Work S1a1ement (PWS) arc accomplished upon award of the contract.
5. UNCLASSIFIED//FOROFFICIAL USE ONLY (U//FOUO) INFORMATION may be accessed. U//FOUO information will be safegua rded per DoDM 5200.0I Vol. 4. U//FOUO information will no! be discarded in trash bins or recycle bins.
6. Contractor employees may deriva tively classify infoml ation only if they have been trained on derivative classifica lion within the pas! two years. UST RA 'SCOM can provide this training.
7. Contractors will comply with the following ins lructions:
a. OPSEC requirements in USTRANSCOM ins lruc lion 31-12 lhal includes lhe Critical lnfonnal ion List.
b. USTRANSCOM INST RUCTION 31-02 (USTRANSCOM Classification Guide - Sec llomcpage Library)
c. DoDM 5200.0 I . Vol. 2. (Marking of Classified Information)
d. Doi) 4500.9-R. Pan II. Appendix E. Defense Transponation Regulations (movement s) - DTR
8. o DoD classified infonnation "ill be disseminated to anyone in lhc contractor company lhal is1101 pcrfonning on !his conlract.
9. Contraclor employees will comply with all USTRA SCOM sccuri lypractices and policies.
I0. Upon receipt of a contract. the dcsignal ed conlrac lor shall. wilhin 60 days. provide a copy of this DD254 10 lhe Cognizanl Securi lyOffice lis led in block 6.
11. The Company FSO will conduc l inilial and annual refresher lraining for pcrsunnel and arc also responsible for updating JPAS .
12. Contractors will be made aware lhat the lenn" OFORN" is identified as classified INTEL LIGENCE infonnation thai may not be released to foreigners." ilhout pennission of the origina lor. AUTHORJZED fOR RELEA E (REL TO) identifies classified infomnl ion thal an originator has predel crmined 10 be releasable. 10 lhe foreign country(ics) indicmed.

Addrtional persons assisting with completion of form *(signaturesand /Jlles)*

14. ADDITIONAL SECURITY REQUIREMENTS *(Conbnued)*

IOa. O nly:
Access to classified COMSEC informa lion requires a final U.S. Government clearance a1 the appropriale level. The prolcclion of COMSEC informa lion are set fonh in the NIS POM [Change 2. May. 2016'1. The requirements oflhc NIS POMarc imposed on the cont raclor for safeguarding the COMSEC infoml ation. Contractor is authorized 10 receive Government fumished crytographic equipment. Access 10 any classified COMSEC informalion requires and FCL :ind special briefings. on-accountable COMSEC informalion. though not tracked in !he COMSEC material control sys lcm. may s lill require a level or conlrol wilhin a document conlrol sys lem. Funher disclosure of the COMSEC infonn:uion by a contraclor. to include subeonlrac ling. requires prior approval oflhe Government contrac ling aclivily. The contraclor will comp ly wilh all COMSE C security. lraining regulation and direction by !he COMSEC Custodian.

15. INSPECTIONS *(Continued)*

IOa. The conlractor will be issued equipment lhrough a hand receipt from the HQ AMC/A38 sub-account AMC-30 for use of lhc STE Telephone. Rico h Secure Fax and the KSV-21 card. AMC is the responsible suppon Unit.

CLASSIFICATION*(When filled in)*: UNCLASSIFIED

CLASSIFICATION(When filled in): UNCLASS IFIED 13. SECURITY GUIDANCE (Continued) I. CRAF REQ UIREME TS (Attachment I - Pcrfonnancc Work 1a1cmen1. )Wrillcn ma1crials and convcrsa1ions are classified. ifthcy involve or refer 10 any of the specifics in 1hc DOD war plans invol\'ing the use ofCRAF. Wrinen ma1erials and convcrsa1ions arc considered essential elements of information (EEi), if 1hcy refer to any of 1hc specifics of the movcmcnl of DOD cargo ancVor passenger (Sec USTC 31-02).. . 2. The con1ractor will be issued equ ipmen1 through a hand rcccip1 from 1he HQ AMC/A3B sub-accoun1 AMC-30 for use of the STE Telephone. Ricoh Secure Fax and the KSV-21 card. Therefore. the contractor will not be required 10 obwin a COMSEC account. 3. At no1ime will classified material be left unauendcd or unsecured. while in the air or on the ground. by the contrac1or, IA\V the DTR. -1. The con1ractorshall comply with FAR 52.20-1-2 that includes responsibility for ensuring all security requirements outlined in 1hc ational Industrial Security Operating Manual (NISPOM-Change 2. May 2016) and the Performance Work S1a1ement ( PWS) arc accomplished upon award of the contract. 5. UNCLASSIFIED//FOROFFICIAL USE ONLY (U//FOUO) INFORMATION may be accessed. U//FOUO information will be safegua rded per DoDM 5200.0, I Vol. 4. U//FOUO information will no! be discarded in trash bins or recycle bins. 6. Contractor employees may deriva tively classify infom1ation only if they have been trained on derivative classifica1ion within the pas! two years. UST RA 'SCOM can provide this training. 7. Contractors will comply with the following ins1ructions: a. OPSEC requirements in USTRANSCOM ins1ruc1ion 31-12 1ha1 includes 1he Critical lnfonna1ion List. b. USTRANSCOM INST RUCTION 31 -02 (USTRANSCOM Classification Guide - Sec l lomcpage Library) c. DoDM 5200.0 I . Vol. 2. (Marking of Classified Information) d. Doi) 4500.9-R. Pan II. Appendix E. Defense Transponation Regulations ( movement s) - DTR 8. o DoD classified infonnation "ill be disseminated to anyone in 1hc contractor company 1ha1 is1101 pcrfonning on !his conlract. 9. Contrac1or employees will comply with all USTRA SCOM sccuri1ypractices and policies. I0. Upon receipt of a contract. the dcsigna1ed con1rac1or shall. wi1hin 60 days. provide a copy of this DD254 10 1he Cognizanl Securi1yOffice lis1ed in block 6. 11. The Company FSO will conduc l ini1ial and annual refresher 1raining for pcrsunnel and arc also responsible for updating JPAS . 12. Contractors will be made aware 1hat the 1enn" OFORN" is identified as classified INTEL LIGENCE infonnation thai may not be released to foreigners." i1hout pennission of the origina1or. AUTHORJZED f'OR RELEA E ( REL TO) identifies classified infomrn1ion tha1 an originator has prcde1crmined 10 be releasab le. 10 1he foreign country(ics) indicmed. Addrtional persons assisting with completion of form (signaturesand /JIies) 14. ADDITIONAL SECURITY REQUIREMENTS (Conbnued} IOa. O nly: Access to classified COMSEC informa1ion requires a final U.S. Government clearance a1 the approprialc level. The pro1cc1ion of COMSEC informa1ion are set fonh in the NIS POM [Change 2. May. 2016'1. The requirements of1hc NIS POMarc imposed on the cont rac1or for safeguarding the COMSEC infom1ation. Contractor is authorized 10 receive Government f'umished crytographic equipment. Access 10 any classified COMSEC informalion requires and FCL :ind special briefings. on-accountable COMSEC informalion. though not tracked in !he COMSEC material control sys1cm. may s1ill require a level or con1rol wi1hin a document con1rol sys1em. Funher disclosure of the COMSEC infonn:uion by a contrac1or. to include subeon1rac1ing. requires prior approval of1he Government contrac1ing ac1ivi1y. The contrac1or will comp ly wi1h all COMSE C security. 1raining regulation and direction by !he COMSEC Custodian. l l j. USTC Operations ccurity Office: 618-220-7510 / 11. 15. INSPECTIONS (Continued} IOa. The con1ractor will be issued equipment 1hrough a hand receipt from the HQ AMC/A38 sub-account AMC-30 for use of 1hc STE Telephone. Rico h Secure Fax and the KSV-21 card. AMC is the responsible suppon Unit. DD FORM 254, NOV 2017 Continuation Page 3 of 3 Pages CLASSIFICATION(When filled in): UNCLASSIFIED

Attachment 3

INVOICING, RECEIPT, ACCEPTANCE, AND PROPERTY TRANSFER

(FORMERLY WIDE AREA WORKFLOW)

ELECTRONIC RECEIVING REPORT AND INVOICING INSTRUCTIONS

Questions concerning payment should be directed to the Defense Finance Accounting Services (DFAS) Columbus Customer Service at (800) 756-4571 or commercial (216) 522-6998. Please have your contract/order number and invoice number ready when calling about payment status.

▪	You can easily access payment information using http://www.dfas.mil/contractorsvendors.html.
▪	DFAS Customer Service Points Of Contact: The following website contains a current list of customer service phone numbers for all DFAS locations: http://www.dfas.mil

NOTE: In accordance with DFARS 232.7002, use of electronic payment requests is mandatory. Use of Wide Area Work Flow (WAWF) will allow you to monitor your payment status online. There are no charges or fees to use Invoicing, Receipt, Acceptance, and Property Transfer (iRAPT) (formerly WAWF).

The following information will be required to route your receiving reports, invoices and additional e-mails correctly through iRAPT.

General:  Enter the following information to create an Invoice:

a.	Contract Number:	HTC711-18-D-CC37

b.	Delivery Order:	Delivery Order number found in block 2 of DD Form 1155

c.	CAGE Code/Ext.:

d.	Pay DoDAAC:	F87700

e.	Type of Document	Invoice and Receiving report

f.	Inspection/Acceptance:	Destination

g.	Issue Date:	Award Date found in block 3 of DD Form 1155

h.	Issue By DODAAC:	HTC711

i.	Admin DODAAC:	HTC711

j.	Ship To Code	HTC711	/ Ext:	Pick one of the codes below

(1)	Missions and Passenger Taxes: TCAQCX

All Other Reimbursables: TCAQCM

NOTE:  You must enter Net 15 Days payment terms on the Discounts tab (See training guide).

Attachment 3

FERRY/BACKHAUL DECLARATION

In accordance with section G-2.c of the contract, the following declaration is made in good faith and to the best of my knowledge. I verify the following ferry miles were actually flown in conjunction with the referenced mission.

Contract Number:
Delivery Order Number/SLIN:
Mission No./Julian and Calendar Date:
Aircraft Type and Tail:
Awarded Ferry:
(Routing) (Miles)
Flown Ferry:
(Routing) (Miles)
Awarded Backhaul:
(Routing) (Miles)
Flown Backhaul:
(Routing) (Miles)

Total Combined Awarded Ferry/Backhaul: Total Combined Flown Ferry/Backhaul:

Carrier

Carrier address/Signature line Name of signer/Title of Signer

Date:

Attachment 4

Commitment, Entitlement and Ordering Procedures

Section I: Mobilization Value (MV) Terms.

(a)	Allowable Cabin Load (ACL) is the weight of cargo, in short-tons, or the number of passengers at 400 pounds per passenger an aircraft can carry. This is also known as payload.

(b)	Base Aircraft is defined as the capability to transport 0.170469 Million Ton Miles of cargo or 0.71029 Million Passenger Miles of personnel.

(c)

Base Cargo Aircraft ACL is calculated by dividing 180,000 pounds (the average maximum total cargo weight the base aircraft can carry a minimum distance of 3,500 NM) by 2,000 pounds (the weight in one short-ton). The result, 90 short-tons is multiplied by 87 percent (the average percent of cargo actually carried on commercial aircraft during contingencies), resulting in 78 short-tons.

(d)

Base Passenger Aircraft ACL is calculated by dividing 130,000 pounds (the average maximum total passenger weight the base aircraft can carry a minimum distance of 3,500 NM) by a war planning passenger weight of 400 pounds (including full battle dress, duffel bag, etc.). The result is 325 passengers.

(e)	Block Speed is the calculated average true airspeed of an aircraft, in knots, from block-out to block-in.

(f)	Expansion awards refers to all requirements not included in the annual fixed awards and purchased via separate task orders.

(g)	Fixed awards (also known as Fixed Buy), refers to requirements purchased on a 12-month basis and awarded via Task Orders on 1 Oct of each Fiscal Year (FY).

(h)

Million Ton Mile (MTM) or Million Passenger Mile (MPM) per day is the result of multiplying ACL times Block Speed times Productive Utilization Rate divided by one million. The base aircraft MTM=0.170469 of cargo and MPM=0.71029 of passengers.

(i)

Mobilization Value Points (MVP) are points utilized in the entitlement process which are calculated based on aircraft Wide Body Equivalent (WBE) committed to the CRAF and allocated for certain aircraft in the International Segment.

(j)

Productive Utilization Rate (PUR) is the actual rate at which an aircraft is fully productive. The minimum daily utilization rate of 10 hours per day required for acceptance into CRAF is multiplied by the AMC airlift productivity factor resulting in a productive utilization rate. For all current types of operations, the productivity factor is 0.47, resulting in a PUR of 4.7 hours.

(k)	Productive Payload is defined as 75 percent of the maximum payload the aircraft is designed to carry.

(l)	Productive Payload Range (PPR) is, for aircraft assigned to the long-range section, the actual range that an aircraft can transport a productive payload

(m)	Wide Body Equivalent is the capability of an aircraft in relationship to the Base Aircraft. This is computed by dividing the MTM or MPM of the aircraft by the MTM or MPM of the Base Aircraft.

1

Attachment 4

Section II: Aircraft Commitment Requirements.

(a)

Contractors shall maintain the Government’s minimum CRAF capable aircraft commitment as outlined below and included on the Appendix 3A. CRAF capability is determined by compliance with the technical performance requirements identified in Section III below. Minimum aircraft commitment shall be maintained during each two-year period of performance (i.e. entitlement interval). Contractor’s fleet build/assignments may be reviewed annually for necessary adjustments based on fleet changes.

1.

International capable Contractors shall maintain a minimum commitment of 40 percent (%) of the passenger fleet WBE AND 40% of the cargo fleet WBE included on the Contractor’s FAA issued Operations Specification, paragraph D085, (Ops Spec D085, "Aircraft Listing") for aircraft meeting the performance criteria outlined in Section III below. WBEs may be satisfied by either one plane or a combination of planes.

2.

Contractors with both long-range and short-range international capability shall commit to the long-range international section. This commitment does not preclude a contractor from also committing its short-range aircraft in the short-range section to receive short-range entitlement.

3.	Contractors eligible for the International segment cannot offer commitment capable aircraft to the Domestic Services section

4.	Domestic only capable Contractors shall maintain 15% of the passenger fleet WBE included on the Contractor’s Ops Spec D085 meeting the performance criteria outlined in Section III.

5.	Contractors with both passenger and cargo CRAF capable and lease conforming aircraft in their fleets shall commit to both elements.

(b)	Contractors shall maintain the minimum requirements for assignment to Stages I, II and/or III in the appropriate segment, section and element in the CRAF.

1.	International Long Range Section. Contractors shall commit a minimum of one aircraft for assignment to Stage I.

2.	Contractors offering additional aircraft to Stage I will receive entitlement to available peacetime business under this contract.

3.	Contractors not offering additional aircraft for Stage I assignment will be considered “non-entitled Contractors” IAW the provisions of Section VII paragraph (b) below.

4.

In support of the Domestic Services Section of the National Segment of the CRAF, US air carriers with limited or no International authority are authorized to join the CRAF. Limited International authority is defined as possessing an Operations Specification Paragraph B050 allowing enroute operations limited to no more than the USA (including AK and HI), Canada, Mexico, Central America, the Gulf of Mexico, the Caribbean Sea/Islands, and Bermuda. US air carriers authorized to conduct operations beyond these limits will be assigned to the International Segment. US air carriers conducting operations solely within the same geographic area defined above will be assigned to the Domestic Services Section of the National Segment of CRAF. The Government’s consideration regarding an Offeror’s assignment to the International or Domestic segment will be made by the CRAF Program Management Office (PMO) and is not subject to dispute.

(c)

CRAF Aircraft Revalidation, Basic, and Performance Data Sheets (Data Sheets 81, 82, and 83, respectively, Attachments 8a, 8b, and 8c) and associated Computerized Flight Plan (CFP) and updated Appendix 3A shall be submitted not later than 1 Jul of each year, or as needed, for any changes from the Contractor’s previous year’s submission IAW Atch. 8. If there are no changes, resubmission of said documents is not required.

1.

All aircraft listed in the Contractor’s Appendix 3A shall be of United States registry, suitable for CRAF allocation and shall be subject to the Contractor's control as of the date of their initial offer and prior to the execution of any bilateral options.

i.The aircraft listed on Appendix 3A must be exclusive of those the Contractor has committed to other contracts for air transportation that overlap the effective dates of this contract. Outside contracts to which an aircraft has been committed must document precedence of the CRAF contract and be made available upon request to the Contracting Officer.

2

Attachment 4

(d)

After award, but prior to the next entitlement interval, carriers may only offer additional aircraft as replacements for aircraft removed from the CRAF fleet, either their own aircraft or a team member’s aircraft. The contracting officer has final approval on replacement aircraft. Those aircraft shall be added to the Appendix 3A and MVP will be recalculated by the Government annually prior to the next period’s performance start date.  As part of the MV calculations, Flyer-Bonus points will be based on missions performed during a 12-month period without overlapping the period used to determine the prior year’s Flyer-Bonus points. The revised points will be applied toward the next period’s awards.  In the case where a team is unable to replace their own lost capacity, the CRAF PMO will determine a suitable source for the replacement aircraft.

(e)

New contractors committing aircraft to the CRAF after the initial deadline for receipt of proposals, will be limited to one aircraft mandatorily assigned to Stages I, II and III for the International Long-Range segment and one aircraft mandatorily assigned to Stages II and III for the International Short-Range and Domestic-only segments, as appropriate. In addition, MVP will not be earned in the International Long-Range, Short-Range, and Domestic-only segments until the following option period.

(f)

Contractors must demonstrate by evidence of ownership, lease arrangements or lease purchase agreements that the aircraft identified by FAA registration number and included in their Appendix 3A (or any replacement aircraft satisfactory to the Air Force) are subject to its control for the duration of each 2-year period of performance, and prior to the execution of any subsequent bilateral option periods; plus the contract extension period in accordance with 52.217-8, if applicable; or the period of CRAF activation plus 6 months if applicable. Proof of aircraft control (lease arrangements or lease purchase agreements) shall be furnished if requested by the Contracting Officer. Control of aircraft will not be considered satisfactory if the lease or lease purchase agreement merely grants the right to the lessee to use subject to termination at will by the lessor or lessee. However, leases or agreements may be subject to cancellation and withdrawal of the aircraft if the lessee willfully breaches or fails to make rental or purchase payments, but in such case the lessee shall give notice in writing to the Contracting Officer no later than two (2) working days from receipt of cancellation notification or withdrawal of aircraft. Contractor shall submit with his offer a Statement of Offeror's Counsel dated as of the offer submission date in accordance with Statement of Lease Conformance and Statement of Offeror Regarding Lease Renewal/Purchase.

Section III: Aircraft Selection Criteria.

(a)

General. The Government will allocate aircraft to the CRAF to meet DoD emergency airlift requirements and subsequent anticipated taskings IAW the performance criteria outlined below (Stage assignment criteria is identified in Section IV below). The Government will award International Charter Airlift services IAW the performance criteria identified below and the categories identified in the Rates and Rules, Appendix A.

(b)	Aircraft selection criteria:

1.

Long Range International. Aircraft selected for allocation to this section are long-range aircraft, capable of flying a minimum distance of 3,500 nautical miles non-stop, while carrying a productive payload (75 percent of the maximum payload it is capable of carrying). Aircraft must be authorized to conduct Extended-range Twin-engine Operational Performance Standards (ETOPS). These aircraft are identified mainly for strategic airlift between the Continental US (CONUS) and overseas theaters of operation and must be equipped with navigation, communication, and life support systems/emergency equipment required for extended over-water operations in trans-oceanic airspace, and on international routes. Additionally, long-range aircraft must be equipped to operate in EUROCONTROL and North Atlantic Minimum Navigation Performance Specification airspace and possess the applicable very high frequency (VHF), secondary surveillance radar Mode-S, required navigation performance (RNP), and reduced vertical separation minimum (RVSM) communication and navigation capabilities.

3

Attachment 4

2.

Short Range International. Aircraft selected for allocation to this section are medium-range, narrow-body aircraft unable to meet the range requirements of the International Long Range Section. Acceptable aircraft must be capable of flying a minimum distance of 1,500 nautical miles non-stop while carrying a productive payload. These aircraft must be equipped for over-water operations and are used for strategic airlift from CONUS to short-range offshore destinations and for theater airlift within specific geographic areas. Other aircraft types may be considered for assignment given a compelling need by the government (i.e., a significant shortfall in meeting requirement(s).

3.

Domestic. Cargo aircraft selected for allocation to this section, are medium-range aircraft, capable of flying a minimum distance of 1,500 nautical miles non-stop, while carrying a minimum payload of 32,000 pounds. Passenger aircraft allocated to this section are medium-range aircraft, capable of flying a minimum distance of 1,500 nautical miles non-stop, while carrying a minimum of 75 passengers (each passenger planning weight is 400 pounds, equivalent to a 30,000 pound payload).

4.

All cargo aircraft must be capable of accommodating 108" x 88" (standard military) 463L compatible pallets. However, upon the discretion of the PMO, aircraft not 463L pallet compatible may be acceptable for CRAF assignment when there is a shortage of 463L compatible aircraft. Contractors possessing both 463L pallet compatible and non-compatible aircraft must offer all compatible aircraft ahead of non- compatible aircraft to fulfill the minimum offer requirement specified on the Appendix 3A. If there is a shortage of 463L compatible aircraft, Contractors possessing only non-compatible aircraft may be considered and will be required to offer the same minimum percentage of their aircraft.

Section IV: Determining WBE Value of CRAF Aircraft and CRAF Assignment.

(a)	WBE, which is representative of the performance capability of each CRAF aircraft, will be calculated by the CRAF PMO to three decimal places based on the following factors:

1.

WBE values will be calculated for all aircraft in the Contractor’s fleet identified on the Contractor’s Data Sheets 82 and 83 and CFPs applicable to the period of performance being considered (i.e. Option Period 1, Option Period 2).

2.	MVP will be allocated for certain aircraft in the International Segment based on the calculated WBE in the following manner:

i.	International Long-Range: Stage I, Stage II and Stage III-assigned aircraft of carriers that have offered more than the one aircraft minimum for Stage I assignment will be allocated MVP.

ii.	International Short-Range: Stage II and Stage III-assigned aircraft will be allocated MVP.

3.	WBE Calculation Procedures:

i.

Identify the payload (PL) weight limit to be used for calculation - PL. This is the lesser of the following two values: (1) the weight limited payload as calculated on the CRAF Aircraft Basic Data Sheet; or (2) the payload weight at the required standard range as determined using the Range/Payload Graph on the CRAF Aircraft Performance Data Sheet

ii.	Passenger Aircraft Calculations.

(a)	Identify the number of company-standard seats from the CRAF Aircraft Basic Data Sheet.

(b)

Divide the PL as determined above by 400 (the specified weight of a DoD combat passenger with personal gear), resulting in the maximum number of DoD passengers the aircraft can carry. The creditable number of passengers the aircraft can carry is the lesser of the number of company standard seats and the calculated passenger load capability.

iii.

Cargo Aircraft Calculations. Divide the PL as determined above by 2,000 (the number of pounds in one short-ton), resulting in the number of short-tons the aircraft can carry. Multiply this result by 87 percent (the average percent of cargo actually carried on commercial aircraft during contingencies). This yields the payload used for further calculations.

4

Attachment 4

iv.	Computing Average Block Speed (BS).

(a)

Using data derived from the CFP supplied by the carrier, the CRAF Office will calculate the average true airspeed of an aircraft, from point of takeoff to the point of landing, for the standard distance its aircraft is contracted to fly (either 1,500 or 3,500 nautical miles).

(b)	Using the average true airspeed, the CRAF office determines the amount of time it takes to fly the contracted distance, and then adds 20 minutes for block-out, taxi, and block-in.

(c)	After 20 minutes has been added, the CRAF office recalculates the average true airspeed, the result of which becomes the average block speed.

v.	MV Formula.

PL x BS x PUR = MTM/day or MPM/day 1,000,000

Specific Aircraft MTM/day or MPM/day = WBE Base Aircraft MTM/day or MPM/day

Specific Aircraft WBE x 10 = MVP

4.	Examples of a 40 percent International and 15 percent Domestic CRAF commitment:

i.	International Contractor A has a 61.36 WBE cargo fleet. Forty percent of 61.36 is equal to 24.544. Contractor A must commit enough aircraft to equal or exceed 24.544 WBE.

ii.	Domestic Contractor B has a 12.77 WBE passenger fleet. Fifteen percent of 12.77 is equal to 1.916. Contractor A must commit enough aircraft to equal or exceed 1.916 WBE.

(b)

Capability Requirements. Set forth below are the Joint Chiefs of Staff (JCS) airlift capability requirements in terms of million-ton-miles (MTM) and million-passenger-miles (MPM) and converted to WBEs for the three Stages of CRAF as described in Attachment 1, PWS , Appendix 5. The international long- and short-range passenger and cargo requirements are expressed in terms of wide-body equivalents for all Stages. The domestic requirements are expressed in terms of individual aircraft. AMC will endeavor to meet these requirements in accordance with the criteria set forth below as close as practicable when accepting aircraft.

LONG-RANGE REQUIREMENTS

	Stage I	Stage II	Stage III
Cargo MTM/WBE	2.56 / 15	12.79 / 75	23.87 / 140
Passenger MPM/WBE	11.36 / 16	61.80 / 87	73.87/ 104

SHORT-RANGE REQUIREMENTS

	Stage II	Stage III
Cargo MTM/WBE	0.68 / 4	2.22 / 13
Passenger MPM/WBE	24.86 / 35	24.86 / 35

5

Attachment 4

DOMESTIC REQUIREMENTS

	Stage II	Stage III
Cargo Aircraft	15	25
Passenger Aircraft	19	30

1.

Offer of Aircraft. When Contractors offer aircraft to CRAF, they are agreeing to allow said aircraft to be assigned to CRAF Stages II and III as deemed necessary by the CRAF PMO. They also agree that a minimum of one (1) aircraft, which the Contractor may nominate, will be assigned to CRAF Stage I. The Contractor may identify additional aircraft, by tail number or quantity/type, for possible Stage I assignment. Aircraft accepted into the program will be assigned to the segment/section/element best matching the aircraft’s capabilities.

(c)

Assignment of Aircraft. After aircraft are offered and determined eligible for CRAF assignment, they are assigned to the CRAF stages, completing segments, sections, and elements independently of each other, by the CRAF PMO. When the total offered WBE exceeds the requirements specified in the above paragraph (b), assignments are made to fulfill the requirements to as close to the specified level as is reasonably possible. Stage assignments are final and not subject to dispute. The CRAF PMO reserves the right to assign aircraft, when necessary, to meet CRAF requirements, to include maintaining an appropriate mix of aircraft types for all stages.  This maximizes CRAF planning and operational flexibility.

1.	International

i.

Stage I. For the long-range international section of CRAF, a minimum of one (1) aircraft from each Contractor, suitably equipped with required communication and navigation capabilities, and required life support systems/emergency equipment required to operate in trans-oceanic airspace and on international routes, will be assigned to Stage I.  This aircraft will typically be the most capable aircraft, established by WBE or other characteristic as determined by the PMO. The Contractor may nominate an aircraft for Stage I assignment for CRAF PMO consideration. Contractors who desire additional aircraft assigned to Stage I, above the minimum as stated above, must indicate so on the Appendix 3A, List of Aircraft identifying the additional aircraft by tail number or quantity/type, they are offering for assignment. After the minimum of one (1) aircraft from each Contractor has been assigned to Stage I, additional aircraft required to fulfill the requirement will be selected only from those specifically offered to Stage I as described above. The PMO will rank order the eligible carriers from highest WBE Stage I offer to lowest. The PMO will then select additional aircraft from those offered for Stage I assignment, alternating among the Contractors in the rank-ordered sequence in a “bricklaying” process, selecting the most capable remaining aircraft from each carrier.  This process will continue until the requirement has been fulfilled or the available pool has been exhausted. Maximum flexibility is required in CRAF planning; therefore, in long-range international segment aircraft assignment considerations, Stage I passenger section should have a minimum of 80 percent wide body aircraft and Stage I cargo a minimum of 60 percent wide body aircraft. In order to limit the overreliance on any single carrier, the PMO retains the right to apply a cap to the amount of the Stage I requirement that any one carrier can fulfill. The cap will be determined by the CO based on the best interests of the Government.

ii.

Stage II.  The long-range international section of Stage II will be filled first by all aircraft in Stage I, and the remainder of Stage II will be filled utilizing a “bricklaying” process similar to that described in long-range Stage I above, but based on each carrier’s total aircraft offer. Stage II short-range international section will be filled utilizing procedures similar to those above, with a minimum of one

(1) aircraft assigned from each carrier. There is no “volunteerism” structure supporting short-range international.

iii.

Stage III: The international section (long and short-range) of Stage III will be filled first by all aircraft in Stages I and II, as appropriate. The remainder of Stage III will be filled by aircraft selected from those aircraft not yet stage assigned utilizing the “bricklaying” process previously described. Stage III will be filled to approximately 105% of the requirement specified in Section IV(b).

iv.

Contractors receiving IDIQ awards after the initial submission deadline, will be limited to one (1) aircraft mandatorily assigned to Stages I, II and III, as appropriate, and will not earn MVP until the following option period.

6

Attachment 4

2.

Domestic: Contractor’s shall maintain a minimum commitment of 15 percent of their CRAF capable aircraft to the Domestic Services Section of the National Segment of CRAF.  The number of aircraft allowed in CRAF, shall not exceed 120% of the requirement as specified in paragraph (b) above. For example, for the domestic passenger requirement of 30 aircraft, the number accepted into the program would be 36. New entrants will be allowed to enter the program during the year, and stage assignments for all domestic carriers will be adjusted as required to maintain specified levels.  Outlined below is the formula for calculating each carrier’s contribution to CRAF.

i.

Step one: Determine the percent of each carrier’s offer in relationship to all domestic aircraft offered. Example: Carrier "A" offers 35 aircraft. The total number of aircraft offered by all participating carriers is 58. Carrier A’s 35 aircraft divided by 58 total aircraft equals 60.34%, which is Carrier A’s percent of the total.

ii.	Step two: Multiply the total number of passenger aircraft allowed in the CRAF (36) by each carrier’s percent of the total number of aircraft offered.

Example: The total number of aircraft allowed (36) multiplied by 60.34% (Carrier A’s percent of the total number of 58 aircraft offered) equals 21.72 aircraft. Therefore, allowing for whole number of aircraft, the DoD will assign only 22 of carrier A’s aircraft to the CRAF.

3.	The following conditions will apply to acceptance of aircraft:

i.

Aircraft failing to meet the control of aircraft requirements listed in Attachment 1, PWS, Section 4, Paragraph 4.1 will not be accepted into the CRAF program or will be removed from the CRAF program if the aircraft does not meet the criteria during the contract period of performance. This includes completed aircraft that have not actually been delivered to the Contractor and placed in active daily utilization. The carrier is responsible for notifying the CO immediately when (1) an aircraft is placed in storage and reaches a status such that it cannot be returned to mission capable status within 24 hours, (2) when an aircraft is projected to be or has been taken out of service for maintenance, repair and overhaul (MRO) or modification exceeding 90 consecutive calendar days, or (3) when an aircraft has not been airborne under its own power for 90 consecutive calendar days.

ii.

Eligible leased aircraft may have a lower acceptance priority in meeting the Stage I and II requirements. Aircraft wet leased to other U.S. Contractors with International Airlift contracts will be considered for mobilization base acceptance from the lessor only if the leases contain recapture provisions satisfactory to the Government, enabling the offering Contractor to recover the aircraft in a timely manner consistent with the contract requirements in the event of CRAF activation. Aircraft wet leased to other U.S. Contractors with International Airlift contracts will not be considered for AMC mobilization base acceptance from the lessee. Aircraft dry leased to other U.S. Contractors with International Airlift contracts will be considered for mobilization base acceptance from the lessee only if the lease does all of the following:

(a)	Gives the lessee exclusive control of the aircraft.

(b)

Provides that the leasing agreement includes a provision providing the lessee control of the aircraft in the event of a CRAF activation the entire period of the activation plus up to six (6) months thereafter.

(c)	Specifies that the lessor shall not offer the aircraft for AMC mobilization base acceptance for any contract year during the life of the lease that the aircraft is being offered by the lessee.

(d)	Provides that the lease must extend for the entirety of the two-year contract periods, as applicable, including the six (6) month option.

7

Attachment 4

iii.

Aircraft dry leased from a foreign entity without a recapture clause and bearing U.S. registration may be considered for mobilization base acceptance if the lease gives the lessee exclusive control of the aircraft. Also, the lease must provide that if CRAF is activated during the period of the lease, then the lease shall be extended for so long as the CRAF is activated plus up to six (6) months thereafter.

iv.

Aircraft wet leased to foreign entities may be given full MV credit for such aircraft to the lessor only if the lease contains recapture provisions satisfactory to enable the offering carrier to recover the aircraft in the event of CRAF activation. The wet leases must be submitted to USTRANSCOM/TCAQ-C for review and approval at least 90 days prior to the start of each entitlement period.

v.	Aircraft dry leased or wet leased without recapture provisions are not eligible for acceptance into the CRAF.

(d)

MVP Bonuses: For international long-range carriers meeting the identified prerequisites, MVP is earned on aircraft assigned to Stage I, Stage II and Stage III based on the relative value of aircraft compared to a base aircraft as defined in Section I above. Bonuses are computed as outlined below:

1.

Eligible long-range international assigned aircraft will receive additional range/payload MVP credit relative to each aircraft’s capability to transport 75% of the maximum ACL beyond the minimum distance of 3,500 NMs, referred to as Productive Payload Range (PPR). Capability is determined by using aircraft performance data provided by the carrier and the aircraft manufacturer.  Bonus results are determined by the CRAF PMO and all calculations are final. Range/payload bonus formula is as follows:

MVP x (PPR – 3500) x 0.00013334

2.	Cargo and passenger aircraft offered and accepted for International Long-Range Passenger or Cargo Stage I will receive five (5) times MVP credit after any, and all, bonuses have been applied.

3.	Cargo and passenger aircraft offered and accepted for Stage II will receive two and a half (2.5) times MVP credit after any, and all, bonuses have been applied.

4.	Cargo and passenger aircraft offered and accepted for Stage III will receive one (1) times MVP credit after any, and all, bonuses have been applied.

5.	International Long-Range Flyer Bonus Computation:

i.	Designed to reward carriers that perform peacetime business under this contract.

ii.

Contractors will receive a flyer-bonus based on the number of long-range passenger and cargo missions performed during the 12-months prior to the month the RFP closed. To determine the flyer- bonus for the base period (year one) Fixed award, Legacy (e.g., Scheduled Service) and charter aircraft will receive a flyer-bonus of 0.30 times the number of long-range missions. To determine the flyer- bonus points for subsequent years, the Government will recalculate the points annually, approximately 60 days prior to the anniversary date of award, based on the previous 12-month period which does not overlap with prior flyer bonus calculations. The factor will be added to the carrier’s baseline MV to determine the carrier’s final MVP.

Section V: Use or Transfer of MVP.

(a)	Contractors may elect to use MVP transferred from another carrier.

(b)

Contractors using MVP transferred from another carrier, must be eligible to earn MVP by committing their own aircraft to satisfy mandated minimum levels (i.e. at least 40 percent of their passenger and/or cargo fleets in wide body equivalents), and, if International Long-Range capable, offer more than one aircraft for Stage I assignment. Contractors operating both cargo and passenger aircraft must satisfy the requirements of each

8

Attachment 4

category. The Contractor shall submit a NOTICE OF USE (Section K). The use of MVP is solely for a Contractor flying missions to increase its total MVP for determining peacetime fixed and expansion business award eligibility. MVP must be transferred for the entire active two-year contract period (and updated annually to reflect any adjustments in entitlement), including any exercised Option Periods. Transferred MVP cannot be redistributed during the contract period.

Contractors eligible to earn MVP are permitted to transfer those MVP to another Contractor eligible for peacetime business, with or without joining a team. This transfer is limited to the use of the points, and in no way affects the Seller’s aircraft commitment to CRAF and/or any other contractual obligations. In order to transfer MVP, the Contractor shall submit a NOTICE of TRANSFER OF MVP (Section K) to the Contracting Officer. The transfer shall be irrevocable for the entirety of the applicable active two year period of performance.

(c)

Contractors shall not pay a commission associated with their mission revenues with a value in excess of 5% of the Government payments actually received by the Contractor from performance of fixed or expansion missions (less Euro-control) which are awarded based in any part on the MVP Entitlement of the Seller.

Section VI: Determining Entitlement.

(a)

Long-range and short-range MVP calculations for entitlement purposes will be determined separately on an annual basis prior to the start of the next period of performance. The Government will recalculate MVP approximately 60 days prior to the onset of any option period performance start date and issue contract modifications accordingly. As part of option period MV calculations, Flyer-Bonus points will be based on missions performed during a 12-month period without overlapping the period used to determine the previous- year Flyer-Bonus points.

(b)

Entitlement for missions less than 2,350 nautical miles will be based on short-range MVP with the following exceptions. Entitlement for short-range missions requiring long-range aircraft will be based on long-range MVP. Entitlement for long-range missions requiring short-range aircraft will be awarded using short-range MVP.

(c)

Each Contractor’s total Entitlement will be computed by adding its total MVP for long-range or total MVP for short-range and/or flyer bonus. A Contractor’s MVP will be prorated by category multiplying the percent of business in each category by a Contractor's total points. Award percentages are established based on each Contractor's category total divided by the category grand total. A Contractor must have aircraft committed to CRAF in a category in order to receive entitlement/business in that category. For example, in order for a Contractor to be entitled to business in the Large Passenger category, it must have aircraft committed to CRAF in that category. The percentages are then used to establish the category entitlement dollars.  Aircraft offered for fixed award missions must meet the minimum ACL requirements as solicited.

1.

After allocating aircraft to the appropriate international CRAF stages and calculating total MVPs for all offerors, the Government will determine each carrier’s “entitlement” to the various categories of airlift business (i.e., medium cargo, medium passenger, large I MFE cargo, large I cargo, large II cargo and large passenger). A Contractor may participate in one or more categories depending on their aircraft capability. The following steps would be used to assess the entitlement percentages and allocate the appropriate fixed buy requirements.

2.

The first step is to determine the total mobility value points available in each category and assess the points associated with each carrier in those categories.  Once the overall points are assessed, the applicable level of business is calculated by dividing the overall points in that category by the points per carrier. In the following example Carrier A would receive 25% of the business in the applicable category.

Carrier A: 2000 points=	25%
Carrier B: 3000 points=	37.5%
Carrier C: 3000 points=	37.5%

9

Attachment 4

3.

The next step in the process would be to determine the overall value of the required airlift to be flown in the fixed buy.  In the following example $100M in a category (i.e., large passenger) will be divided based on the level of entitlement as described above.

Sample Large Passenger Category level: $100M

Carrier A: $25M	(25% of the large passenger level)
Carrier B: $37.5M	(37.5% of the large passenger level)
Carrier C: $37.5M	(37.5% of the large passenger level)

4.

This process is consistently repeated for each category of airlift business to determine each carrier’s entitlement. The same entitlement percentages are also used to award expansion business. For teaming arrangements (TA), entitlement is determined by the cumulative MVPs of all offerors in the team—not the individual offerors. For example, Carrier A is comprised of Carrier 1 (500 MVPs), Carrier 2 (500 MVPs) and Carrier 3 (1000 MVPs); total of Team A’s MVPs is 2000 which is the total MVPs to be used for all categories of business in which the team has capability. After determining the team’s percentage of entitlement for the various categories of business, the process is repeated for each category of airlift business to determine the dollar value of entitlement. The same entitlement percentages are also used to award expansion business.

(d)

In cases where a carrier’s entitlement is so small that it does not equate to an entire mission, the carrier will be offered one (1) mission. The Government will attempt to award a mission with the value that over-entitles the carrier by the least amount.

(e)

In cases where a range is given for requirement purposes (i.e., 240-260 seats), payment will be based on the maximum requirement or the standard ACL of the aircraft, whichever is less, regardless of seat pitch or aircraft seating configuration.

(f)	Any carrier not in possession of a facility clearance (FCL) will not receive entitlement. Once the FCL is active, the carrier will receive entitlement in the next MV calculation.

(g)

After contract award and on an annual basis thereafter, the CO will provide copy of the ACAS Segment Report and Entitlement spreadsheet denoting each carrier’s fleet structure and entitlement percentages.

(g)  For purposes of awarding Expansion business, Entitlement resets to the Contractor’s full percentage each month. At the discretion of the Contracting Officer, the Government may carry entitlement (in whole or part) forward one additional month where Entitlement was lost due to unforeseen Government-caused circumstances. The CO will attempt to make awards commensurate to every Contractor's entitlement each month; however, the Government is not obligated to ensure individual Contractors meet or exceed their entitlement each month.

Section VII: Ordering

(a)

Task Orders.   Offerors shall submit offers for task orders as instructed in the Government’s request for proposal.  An offer submitted by a Contractor is considered a firm offer that, when accepted by the Government, becomes binding. Notification to submit a schedule serves as Government acceptance of the Contractor's offer. Task orders shall set forth (1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information.

(b)

Scheduling: For the purpose of this paragraph "Schedules" shall mean detailed arrangements regarding date and time of day of flight operations necessary to perform air transportation services required for contracts awarded from this solicitation. Schedules not specified in this solicitation shall be established by agreement between the Contractor and the CO or the COR in accordance with the provisions of this paragraph. Scheduling for international missions will be accomplished by 618 Air Operations Center (AOC) Tanker Airlift Control Center (TACC).

10

Attachment 4

Fixed

(a)	Contractors shall submit their offer for fixed award missions in response to the Government’s solicitation.

(b)

Negotiations will take into consideration factors serving the best interests of the Government and the Commander’s intent to maintain CRAF readiness through modern, fuel efficient aircraft. Several examples: Contractors offering to perform USTRANSCOM peacetime business only during off peak commercial seasons (i.e., passenger services only between September through May), offering only on specific routes considered to be prime business, or offering only on one-way routes, may not be awarded business or may only be awarded a portion of such business. If two Contractors offer modern, fuel efficient aircraft on the same date, award will be based on entitlement. Aged aircraft (i.e. DC-8, DC-10, and B747-100/200/300) will be considered if modern, fuel efficient aircraft are not available.

(c)

The Government will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 30 calendar days prior to the month of operation for cargo missions and approximately 90 calendar days prior to the month of operation for passenger missions). Contractor shall provide the following in writing to the appropriate planner/planning directorate in 618 AOC (TACC) within three (3) working days after verbal or other notification of the proposed 618 AOC (TACC) schedule;

(a)	Confirmation of proposed schedule; or
(b)	A proposed alternative schedule.

Expansion

(a)

The Government will award expansion requirements based on entitlement to the extent practicable and based on the best interests of the Government using the following criteria. An offeror’s monthly entitlement is the most important factor, but the Government may also consider other evaluation factors such as timeliness of submission, type and weight capacity of aircraft offered, date of availability, location of offered aircraft in relation to the requirement’s origin and destination location, total cost of offer, and past performance (e.g. contractor reliability and violation status).  When two or more members of a TA submit acceptable offers for the same expansion requirement, the TA agent will determine which Contractor receives the award.

(b)

Awards will take into consideration factors serving the best interests of the Government and the Commander’s intent and the National Defense Authorization Act’s (NDAA) direction to utilize modern, fuel efficient aircraft to the maximum extent possible.If more than one non-entitled Contractor offers on an expansion requirement, award will be made to the Contractor who has committed the most aircraft in wide body equivalents to the CRAF.

(c)

All trips ordered under peacetime expansion provisions will be scheduled no later than three (3) working days after notice of order.  The Government will coordinate with carriers until acceptance is received.  Schedules may be revised upon request of either the Government or the Contractor, provided the requester provides a minimum of twelve (12) hours prior to the scheduled departure of the trip involved and the requested change is mutually agreed upon.

Outsized Cargo Service or Service into Restricted Areas or Remote Locations.

(a)	The process for award of expansion airlift for outsized cargo and/or service into restricted areas or remote locations will be as follows:

1.

Requirements will be competed on a mission-by-mission basis. Contractors shall submit a proposal in response to the solicitation requirements. Award will be made on a best value basis among offers that meet mission requirements based on the type and weight capacity of the aircraft offered and date of availability. Factors used to determine best value include schedule, price, past performance (e.g. contractor reliability and violation status), and timeliness of offer submission. Schedule is considered approximately equal to price, and schedule and price are significantly more important than the other factors, which are of equal

11

Attachment 4

value. The Government intends to award, where possible, to offers made within the stated mission need dates, but reserves the right to award on alternate dates if it is determined that such an award represents the best value to the Government, schedule and price and other factors considered. Any proposed alternate mission dates falling outside the solicited mission dates will be considered only if acceptable to the Government; in such a case, the CO will provide other offerors the opportunity to propose against the alternate mission dates. The Government reserves the right to split requirements among offerors after receipt of offers if advantageous to the Government.

2.	If only one offer is received, award will be subject to the CO’s determination of whether the price is fair and reasonable IAW FAR 15.404-1.

(b)	Terms and conditions of the that will NOT apply to outsized cargo service or service into restricted areas or remote locations are:

1.	Entitlement
2.	USTRANSCOM Negotiated Uniform Rates and Rules.
3.	Reimbursables CLINS.
4.	Attachment 3 concerning ferry certification.
5.	Cancellation fees as described in PWS paragraph 1.2.7, Trip Cancellation.
6.	Joint and Several Liability

(c)

Remote Locations. For a mission flying into a remote location where ground handling equipment is not available, the mission may be analyzed to compare the cost of a U.S. Flag carrier landing at another nearby airfield which has ground handling equipment and trucking the cargo to the remote location or purchasing an aircraft equipped with a crane and/or mechanized loading system (i.e. AN-124) and flying directly into the remote location.

Door to Door Airlift Service.

(a)	The process for award of door to door airlift services will be as follows:

1.

Requirements will be competed on a mission-by-mission basis as the time specific routes and dates become available. Contractors shall submit a proposal in response to the solicitation requirements. Award will be made on a best value basis among offers that meet mission requirements. The determination of whether an offer meets mission requirements will be based upon the type and weight capacity of the aircraft offered and date of availability.  Factors used to determine best value include schedule, price, past performance (e.g. contractor reliability and violation status), and timeliness of offer submission. Schedule is considered approximately equal to price, and schedule and price are significantly more important than the other factors, which are of equal value. The Government intends to award, where possible, to offers made within the stated mission need dates, but reserves the right to award on alternate dates if it is determined that such an award represents the best value to the Government, schedule and price and other factors considered. Any proposed alternate mission dates falling outside the solicited mission dates will be considered only if acceptable to the Government; in such a case, the Contracting Officer will provide other offerors the opportunity to propose against the alternate mission dates. The Government reserves the right to split requirements among offerors after receipt of offers, if advantageous to the Government.

2.	If only one offer is received, award will be subject to the contracting officer’s determination of whether the price is fair and reasonable, IAW FAR 15.404-1.

12

Attachment 4

(b)	Terms and conditions of this contract that WILL apply to the airlift portion of the door to door airlift service missions are:

1.	Entitlement
2.	USTRANSCOM Negotiated Uniform Rates and Rules
3.	Reimbursables CLINS
4.	Attachment 3 concerning ferry certification
5.	Cancellation fees as described in PWS paragraph 1.2.7, Trip Cancellation
6.	Reliability
7.	Fuel adjustments

13

Attachment 5

REGISTER OF WAGE DETERMINATIONS UNDER	U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT	EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor	WAGE AND HOUR DIVISION
WASHINGTON, D.C. 20210

Daniel W. Simms Division of Wage Director Determination	Wage Determination No: 1996-0460 Revision No: 30 Date Of Revision: 07/09/2018

Note: Under Executive Order (EO) 13658, an hourly minimum wage of $10.35 for calendar year 2018 applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1, 2015. If this contract is covered by the EO, the contractor must pay all workers in any classification listed on this wage determination at  least $10.35 per hour (or the applicable wage rate listed on this wage determination,  if it is higher) for all hours spent performing on the contract in calendar year 2018. The EO minimum wage rate will be adjusted annually. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts

NATIONWIDE

**Fringe Benefits Required Follow the Occupational  Listing**

Employed on contracts for aircraft services operating large multi-engine  aircraft such as B-727, DC-8, and DC-9. (Does not apply to mod. and/or repair of aircraft contracts with incidental flying services.) Also included are CNET  postal contracts.

OCCUPATION CODE – TITLE	FOOTNOTE	RATE

(not set) - First Officer (First Pilot)	(see 1)	8234.64	Monthly
(not set) - First Officer (Co-Pilot)	(see 1)	4538.70	Monthly
(not set) - Flight Dispatcher		20.14
(not set) - Second Officer/Flight Engineer	(see 1)	4529.30	Monthly
(not set) - Flight Attendant		16.26

Note: Executive Order (EO) 13706, Establishing Paid Sick Leave for Federal Contractors, applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1, 2017. If this contract is covered by the EO, the contractor must provide employees with 1 hour of paid sick leave for every 30 hours they work,  up to 56 hours of paid sick leave each year. Employees must be permitted to use paid sick leave for their own illness, injury or other health-related needs, including preventive care; to assist a family member (or person who is like family to the employee) who is ill, injured, or has other health-related needs, including preventive care; or for reasons resulting from, or to assist a family member (or person who is like family to the employee) who is the victim of, domestic violence, sexual assault, or stalking. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts.

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING  BENEFITS:

HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay, and savings and thrift plans. Minimum employer contributions costing an average of $4.48 per hour computed on the basis of all hours worked by service employees employed on the contract.

HEALTH & WELFARE EO 13706: Minimum employer contributions costing an average  of $4.18 per hour computed on the basis of all hours worked by service employees employed on the covered contracts.*

(Hawaii) Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay, and savings and thrift plans: Employer contributions costing an average of $1.91 per hour computed on the basis of all hours worked by service employees employed on the contract. (See 29 CFR 4.175(b)) Contributions are exclusive of items required under Federal, State,  and Local Government Statutes. (See 29 CFR 4.162)

HEALTH & WELFARE (Hawaii) EO 13706: Minimum employer contributions costing an average of $1.63 per hour computed on the basis of all hours worked by service employees employed on the covered contracts.*

*This rate is to be used only when compensating employees for performance on an SCA-covered contract also covered by EO 13706, Establishing Paid Sick Leave for Federal Contractors. A contractor may not receive credit toward its SCA obligations for any paid sick leave provided pursuant to EO  13706.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, 4 weeks after 12 years, 5 weeks after 20  years, and 6 weeks after 25 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day,  Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

1) Relates to total monthly earnings, including base pay and all other pay directly related to duty, but excludes special allowances, such as those for room and board while away from the employee's home  station.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state  or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance  with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the  actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are  made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry  cleaning, daily washing, or commercial laundering in order to meet  the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance  costs.

** SERVICE CONTRACT ACT DIRECTORY OF OCCUPATIONS **

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations", Fifth Edition (Revision 1), dated September 2015, unless otherwise indicated.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE  RATE

Standard Form 1444 (SF-1444) Conformance Process:

The contracting officer shall require that any class of service employee which  is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished  the fringe benefits as are determined (See 29 CFR 4.6(b)(2)(i)). Such conforming procedures shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees (See 29 CFR  4.6(b)(2)(ii)). The Wage and Hour Division shall make a final determination of conformed classification, wage rate, and/or fringe benefits which shall be retroactive to the commencement date of the contract (See 29 CFR 4.6(b)(2)(iv)(C)(vi)). When multiple wage determinations are included in a contract, a separate SF-1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as  follows:

1)    When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2)    After contract award, the contractor prepares a written report listing in order the proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract  work.

3)    The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, U.S. Department of Labor, for review (See 29 CFR 4.6(b)(2)(ii)).

4)    Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)    The contracting officer transmits the Wage and Hour decision to the contractor.

6)    The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF-1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to ensure that duties requested are not performed by a classification already listed in  the wage determination. Remember, it is not the job title, but the required  tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage  determination.

** OCCUPATIONS NOT INCLUDED IN THE SCA DIRECTORY OF OCCUPATIONS  **

First Officer (Co-Pilot)

Is second in command of a commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Assists or relieves an airplane captain in operating the controls of an airplane; monitoring flight and engine instruments; and maintaining air-to-ground communications.

First Officer (First Pilot)

Is in command of a commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Has responsibility for flying an airplane safely, including takeoffs and  landings.

Flight Attendant

Provide personal services to ensure the safety and comfort of airline passengers during flight. Greet passengers, verify tickets, explain use of safety  equipment, and serve food or beverages.

Flight Dispatcher

Authorizes, regulates, and controls commercial airline flights (in concert with the pilot in command) according to Government and company regulations to expedite and insure safety of flight and controls economic factors of  flight.

Work involves most of the following: Analyzes and evaluates weather information  to determine potential safety of flight, economic feasibility, and desirable routing; computes fuel requirements according to Federal regulations and  economic considerations; prepares flight plan containing such information as maximum gross takeoff and landing weights, en-route wind and weather  information, terminal weather and airport conditions; signs release which (with concurrence of pilot in command) authorizes operation of flight; delays, conceals, or reroutes flight if necessary to insure safety) or protect economic factors; maintains a constant watch over weather and other operating conditions, and flight progress; maintains records relating to any irregularities in flight operations. Holds a license issued by the Federal Aviation  Administration.

Second Officer/Flight Engineer

Is as third in command of a commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights. Assists  the airline captain and first Officer in the analysis, operating, and monitoring of the mechanical and electrical systems of the airplane; is responsible for the safe and efficient functioning of these systems while in flight or en-route. May relieve airline captain and first officer at the controls, as required. Includes "reserve" second officers (those not assigned to a regular schedule of flights), as well as "bid" second officer (runholders). Also includes third crew members  who are not qualified pilots and who are not authorized to operate the primary controls of the airplane. Excludes qualified pilot primarily employed for purposes other than serving aboard fixed-wing commercial airliners, such as helicopter pilots, instructors, and supervisory  personnel.

Attachment 5a

REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT		EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor		WAGE AND HOUR DIVISION
WASHINGTON D.C. 20210

Wage Determination No.: 2009-0027
Daniel W. Simms	Division of	Revision No.: 11
Director	Wage Determinations	Date Of Last Revision: 12/30/2016

Note: Under Executive Order (EO) 13658, an hourly minimum wage of $10.20 for calendar year 2017 applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1, 2015. If this contract is covered by the EO, the contractor must pay all workers in any classification listed on this wage determination at least $10.20 per hour (or the applicable wage rate listed on this wage determination, if it is higher) for all hours spent performing on the contract in calendar year 2017. The EO minimum wage rate will be adjusted annually. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts.

States: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, District of Columbia, Florida,

Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming

Area: Alaska Statewide

Alabama Statewide

Arkansas Statewide

Arizona Statewide

California Statewide

Colorado Statewide

District of Columbia Statewide

Delaware Statewide

Florida Statewide

Georgia Statewide

Hawaii Statewide

Iowa Statewide

Idaho Statewide

Illinois Statewide

Indiana Statewide

Kansas Statewide

Kentucky Statewide

Louisiana Statewide

Massachusetts Statewide

Maryland Statewide

Maine Statewide

Michigan Statewide

Minnesota Statewide

Missouri Statewide

Mississippi Statewide

Montana  Statewide

North Carolina Statewide

North Dakota Statewide

Nebraska Statewide

New Hampshire Statewide

New Jersey Statewide

New Mexico Statewide

Nevada Statewide

New York Statewide

Ohio Statewide

Oklahoma Statewide

Oregon Statewide

Pennsylvania Statewide

Rhode Island Statewide

South Carolina Statewide

South Dakota Statewide

Tennessee Statewide

Texas Statewide

Utah Statewide

Virginia Statewide

Vermont Statewide

Washington Statewide

Wisconsin Statewide

West Virginia Statewide

Wyoming Statewide

Employed on Department of Defense contract for International Airlift Services

Collective Bargaining Agreement between Alaska Airlines, Inc and Air Line Pilots Association, International effective July 10, 2013 through March 31, 2018.

Collective Bargaining Agreement between Alaska Airlines, Inc and Association of Flight Attendants-CWA, AFL- CIO effective May 1, 2006 through May 1, 2012.

Collective Bargaining Agreement between Delta Air Lines, Inc and Air Line Pilots Association, International effective July 1, 2012 through December 31, 2015.

Collective Bargaining Agreement between Federal Express Corporation and The Air Line Pilots Association, International effective February 28, 2011 through February 28, 2013.

Collective Bargaining Agreement between Miami Air and Association of Flight Attendants-CWA, AFL-CIO effective January 25, 2011 through January 25, 2015.

Collective Bargaining Agreement between Miami Air International and International Brotherhood of Teamsters, Local 747 effective June 15, 2008 through June 15, 2012.

Collective Bargaining Agreement between United Airlines, Inc and The Association of Flight Attendants-CWA, effective February 28, 2012 through February 28, 2016.

Collective Bargaining Agreement between US Airways, Inc and Transport Workers Union of America, Local 545 effective June 27, 2011 through June 30, 2015.

Collective Bargaining Agreement between Polar Air Cargo and International Brotherhood of Teamsters, Airline Division effective September 8, 2011 through September 8, 2016.

Collective Bargaining Agreement between Omni Air International, Inc and International Brotherhood of Teamsters, Airline Division effective November 30, 2011 through November 30, 2015.

Collective Bargaining Agreement between Air Transport International and Air Line Pilots Association, International effective November 28, 2011 through May 1, 2014.

Collective Bargaining Agreement between Atlas Air, Inc. and International Brotherhood of Teamsters, Airline Division effective September 8, 2011 through September 8, 2016.

Collective Bargaining Agreement between United Airlines, Inc. and Air Line Pilots Association, International, effective December 18, 2012 through January 31, 2017.

Collective Bargaining Agreement between Northern Air Cargo, Inc. and International Brotherhood of Teamsters effective October 1, 2012 through September 30, 2016.

Collective Bargaining Agreement between United Parcel Service Co. and The Independent Pilots Association, effective July 14, 2015 through December 31, 2011.

Collective Bargaining Agreement between United Parcel Service Col and The Independent Pilots Association effective August 31, 2006 through December 31, 2011.

In accordance with Sections 2(a) and 4(c) of the Service Contract Act, as amended, employees employed by the contractor(s) in performing services covered by the Collective Bargaining Agreement(s) are to be paid wage rates and fringe benefits set forth in the current collective bargaining agreement and modified extension agreement(s).

Note: Executive Order (EO) 13706, Establishing Paid Sick Leave for Federal Contractors, applies to all contracts subject to the Service Contract Act for which the contract is awarded (and any solicitation was issued) on or after January 1, 2017. If this contract is covered by the EO, the contractor must provide employees with 1 hour of paid sick leave for every 30 hours they work, up to 56 hours of paid sick leave each year. Employees must be permitted to use paid sick leave for their own illness, injury or other health-related needs, including preventive care; to assist a family member (or person who is like family to the employee) who is ill, injured, or has other health-related needs, including preventive care; or for reasons resulting from, or to assist a family member (or person who is like family to the employee) who is the victim of, domestic violence, sexual assault, or stalking. Additional information on contractor requirements and worker protections under the EO is available at www.dol.gov/whd/govcontracts.

Attachment 6

GOVERNMENT FURNISHED EQUIPMENT

In accordance with FAR 45.201, the Government intends to issue, at a minimum, the following equipment to each contractor before contract performance begins:

Description	Unit of Measure/Qty	Cost	Serial Number	Condition

STE Phone	EA/1	$3,095.00	TBD	As Is
KSV-21 Crypto Card	EA/1	$300.00	TBD	As Is
Secure Facsimile	EA/1	$3,600.00	TBD	As Is

Software upgrades and operational checks will be performed by personnel from HQ AMC/A3B during their Civil Reserve Air Fleet (CRAF) site visits.